    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2007
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 107                                           [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 108                                                          [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                WITH A COPY TO:


                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):

[x]   Immediately upon filing pursuant to Rule 485(b), or

[]   on [date], pursuant to Rule 485(b)

[]   60 days after filing pursuant to Rule 485(a)(1), or

[]   on [date], pursuant to Rule 485(a)(1)

[]   75 days after filing pursuant to Rule 485(a)(2), or

[]   on [date], pursuant to Rule 485(a)(2)


If appropriate, check the following box:

[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 107 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to add the audited financial statements and certain related financial information for the fiscal period ended September 30, 2006, for the Wells Fargo Advantage Allocation, Equity Gateway, and International Funds, and to launch a new Fund in the Equity Gateway Fund family, the Emerging Growth Fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  ALLOCATION FUNDS



Moderate Balanced Fund


Asset Allocation Fund


Growth Balanced Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                          3
Moderate Balanced Fund                        4
Asset Allocation Fund                         9
Growth Balanced Fund                         13
Description of Principal Investment Risks    18




--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds        23
About Wells Fargo Funds Trust                   23
The Investment Adviser and Portfolio Managers   23
The Sub-Adviser and Portfolio Managers          24
Dormant Investment Advisory Arrangements        25




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


A Choice of Share Classes                 26
Reductions and Waivers of Sales Charges   28
Pricing Fund Shares                       32
How to Open an Account                    33
How to Buy Shares                         34
How to Sell Shares                        36
How to Exchange Shares                    39
Account Policies                          41




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           43
Taxes                                   44
Master/Gateway/SM/ Structure            45
Financial Highlights                    58
For More Information            Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

This section provides a percentage breakdown of a Fund's assets across different master portfolios.


--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE
The Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

MODERATE BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFMAX
CLASS B
Ticker: WMOBX
CLASS C
Ticker: WFBCX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:


o  60% of the Fund's total assets in fixed income securities; and

o  40% of the Fund's total assets in equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



 4 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Debt Securities Risk

   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk

   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                        MODERATE BALANCED FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





                            NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 FIXED INCOME STYLES         60%                  50-70%

 EQUITY STYLES               40%                  30-50%




                                                          NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                              ALLOCATION                                SUB-ADVISER
 FIXED INCOME STYLES                                   60.00%
   Managed Fixed Income Portfolio                                                 31.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                                        15.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                                     9.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                              4.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                         40.00%
                                                      -------
  Large Cap Blend Style Index Portfolio                               10.00%      10.00%   Wells Capital Management Incorporated
  Large Cap Value Style Equity Income Portfolio                       10.00%       3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                                   3.33%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                          3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style Disciplined Growth Portfolio                 10.00%       2.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                                1.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                                  7.00%   Peregrine Capital Management, Inc.
  Small Cap Style* Small Cap Index Portfolio                           4.00%       1.33%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                                  1.33%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                                   0.13%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfolio                                             1.21%   Wells Capital Management Incorporated
  Value Portfolio
  International Style International Value Portfolio                    6.00%       1.50%   LSV Asset Management
   International Core Portfolio                                                    1.50%   New Star Institutional Managers
   International Index Portfolio                                                   1.50%   SSgA Funds Management
   International Growth Portfolio                                                  1.50%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                                    100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



 6 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





Calendar Year Total Returns for Class A/1/
as of 12/31 each year
1997     1998     1999    2000    2001    2002     2003     2004    2005    2006
15.71%   16.48%   7.76%   9.24%   0.46%   -8.20%   15.38%   5.71%   3.64%   8.95%






           BEST AND WORST QUARTER
  Best Quarter:      Q4    1998      10.12%
  Worst Quarter:     Q3    2002      -9.12%




AVERAGE ANNUAL TOTAL RETURNS
 for the period ended December 31, 2006                                 1 YEAR    5 YEARS   10 YEARS
 CLASS A/1/
  Before Taxes                                                           2.69%      3.57%     6.63%
  After Taxes on Distributions/2/                                        0.89%      2.06%     4.55%
  After Taxes on Distributions and Sale of Fund Shares/2/                2.48%      2.33%     4.62%
 CLASS B before taxes/1/                                                 3.15%      3.68%     6.47%
 CLASS C/1/ before taxes                                                 7.15%      4.01%     6.46%
 S&P 500 INDEX/3/ (reflects no deduction for fees, expenses or taxes)   15.78%      6.19%     8.42%
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                            4.33%      5.06%     6.24%
(reflects no deduction for fees, expenses or taxes)
 MODERATE BALANCED COMPOSITE INDEX/5/                                    9.50%      6.21%     7.18%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Moderate Balanced Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM) Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

                                                        MODERATE BALANCED FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)                      CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed on purchases              5.75%          None          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                         None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)    CLASS A       CLASS B       CLASS C
  Management Fees/2/                               0.25%         0.25%         0.25%
  Distribution (12b-1) Fees                        0.00%         0.75%         0.75%
  Other Expenses/3/                                0.62%         0.62%         0.62%
  Acquired Fund Fees and                           0.40%         0.40%         0.40%
Expenses (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND   OPERATING EXPENSES           1.27%         2.02%         2.02%
  Fee Waivers                                      0.12%         0.12%         0.12%
  NET EXPENSES/5/                                  1.15%         1.90%         1.90%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3   Includes expenses payable to affiliates of Wells Fargo & Company.



4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year         $  685         $  693         $  293
   3 Years        $  943         $  922         $  622
   5 Years        $1,221         $1,277         $1,077
  10 Years        $2,011         $2,055         $2,338
 If you do NOT sell your shares:
   1 Year         $  685         $  193         $  193
   3 Years        $  943         $  622         $  622
   5 Years        $1,221         $1,077         $1,077
  10 Years        $2,011         $2,055         $2,338



 8 MODERATE BALANCED FUND

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas



FUND INCEPTION:
11/13/1986
CLASS A
Ticker: SFAAX
CLASS B
Ticker: SASBX
CLASS C
Ticker: WFALX

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:


o  60% of the Fund's total assets in equity securities; and


o  40% of the Fund's total assets in fixed income securities.


--------------------------------------------------------------------------------
TARGET ALLOCATIONS



                                 NEUTRAL               TARGET
                         TARGET ALLOCATION     ALLOCATION RANGES
 Equity Styles                60%                  35-85%
 Fixed Income Styles          40%                  15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:



o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and


o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.



The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.


                                                         ASSET ALLOCATION FUND 9

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk

   o Derivatives Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk

   o Market Risk

   o Regulatory Risk
   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 10 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





Calendar Year Total Returns for Class A/1/
as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004    2005    2006
22.01%   25.58%   9.49%   0.99%   -7.19%   -12.92%   22.15%   9.25%   4.80%   12.03%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.09%
  Worst Quarter:      Q3    2002      -12.39%




 AVERAGE ANNUAL TOTAL RETURNS for the period ended December 31, 2006                       1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                                                                       5.60%       5.15%          7.29%
  Returns After Taxes on Distributions/2/                                                    4.35%       4.01%          5.30%
  Returns After Taxes on                                                                     3.81%       3.75%          5.33%
Distributions and Sale of Fund Shares/2/
 CLASS B/1 /Returns before taxes                                                             6.28%       5.29%          7.15%
 CLASS C/1 /Returns before taxes                                                            10.12%       5.59%          7.14%
 S&P 500 INDEX/3,4/ (reflects no deduction for fees, expenses or taxes)                     15.78%       6.19%          8.42%
 LEHMAN BROTHERS 20+TREASURY INDEX/5/ (reflects no deduction for fees, expenses or taxes)    0.93%       7.30%          7.89%
 ASSET ALLOCATION COMPOSITE INDEX/6/ (reflects no deduction for fees, expense or taxes)      9.73%       7.08%          8.70%



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Returns reflect applicable sales charges. Class A shares incepted on November 13, 1986. Class B shares incepted on January 1, 1995. Class C shares incepted on April 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
5 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

6 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index.

                                                        ASSET ALLOCATION FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES (fees paid directly from your investment)                                   CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed on purchases (AS A PERCENTAGE OF THE OFFERING PRICE)     5.75%          None          None
  Maximum deferred sales charge (load) (AS A PERCENTAGE OF THE NAV AT PURCHASE)                None/1/        5.00%         1.00%




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)     CLASS A       CLASS B       CLASS C
  Management Fees/2/                              0.62%         0.62%         0.62%
  Distribution (12b-1) Fees                       0.00%         0.75%         0.75%
  Other Expenses/3/                               0.64%         0.64%         0.64%
  TOTAL ANNUAL FUND                               1.26%         2.01%         2.01%
  OPERATING EXPENSES
  Fee Waivers                                     0.11%         0.11%         0.11%
  NET EXPENSES/4/                                 1.15%         1.90%         1.90%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $685           $693           $293
   3 Years          $941           $920           $620
   5 Years        $1,217         $1,273         $1,073
  10 Years        $2,001         $2,045         $2,329
 If you do NOT sell your shares:
   1 Year           $685           $193           $193
   3 Years          $941           $620           $620
   5 Years        $1,217         $1,073         $1,073
  10 Years        $2,001         $2,045         $2,329



 12 ASSET ALLOCATION FUND

GROWTH BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFGBX
CLASS B
Ticker: NVGRX
CLASS C
Ticker:WFGWX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:


o  65% of the Fund's total assets in equity securities; and


o  35% of the Fund's total assets in fixed income securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



                                                         GROWTH BALANCED FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Debt Securities Risk

   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk

   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 14 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





                            NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 EQUITY STYLES               65%                  50-80%

 FIXED INCOME STYLES         35%                  20-50%




                                NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                              SUB-ADVISER
 EQUITY STYLES                       65.00%
  Large Cap Blend Style                            16.25%
   Index Portfolio                                              16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                            16.25%
   Equity Income Portfolio                                       5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                 5.42%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                        5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                           16.25%
   Disciplined Growth Portfolio                                  3.25%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                             1.625%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                              11.375%   Peregrine Capital Management, Inc.
  Small Cap Style*                                  6.50%
   Small Cap Index Portfolio                                     2.17%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                               2.165%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                 0.22%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfolio                           1.95%   Wells Capital Management Incorporated
  International Style                               9.75%
   International Value Portfolio                                 2.44%   LSV Asset Management
   International Core Portfolio                                  2.44%   New Star Institutional Managers
   International Index Portfolio                                 2.44%   SSgA Funds Management
   International Growth Portfolio                                2.43%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                 35.00%
                                   -------
   Managed Fixed Income Portfolio                               24.50%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                   7.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                            3.50%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                  100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



                                                         GROWTH BALANCED FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





        Calendar Year Total Returns For Class A/1/ as of 12/31 each year
1997     1998     1999     2000    2001     2002      2003     2004    2005    2006
20.78%   22.37%   12.12%   7.59%   -3.15%   -15.92%   23.23%   7.81%   4.53%   12.15%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.79%
  Worst Quarter:      Q3    2002      -15.64%




 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                      1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Before Taxes                                                5.70%       4.30%          7.86%
  After Taxes on Distributions/2/                             4.11%       3.31%          6.40%
  After Taxes on Distributions and Sale of Fund Shares/2/     4.55%       3.23%          6.12%
 CLASS B/1/ before taxes                                      6.29%       4.41%          7.69%
 CLASS C/1/ before taxes                                     10.33%       4.75%          7.71%
 S&P 500 INDEX/3/                                            15.78%       6.19%          8.42%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS U.S.                                         4.33%       5.06%          6.24%
  AGGREGATE BOND INDEX/4/
  (reflects no deduction for fees, expenses or taxes)
 GROWTH BALANCED COMPOSITE INDEX/5/                          12.79%       7.43%          8.07%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on October 14, 1998. Class B and Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect the Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers U.S. Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 (Reg. TM) Index.


 16 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)      CLASS A       CLASS B       CLASS C
  Maximum sales charge                          5.75%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)          None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)    CLASS A       CLASS B       CLASS C
  Management Fees/2/                              0.25%         0.25%         0.25%
  Distribution (12b-1) Fees                       0.00%         0.75%         0.75%
  Other Expenses/3/                               0.60%         0.60%         0.60%
  Acquired Fund Fees and Expenses                 0.45%         0.45%         0.45%
(Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND                               1.30%         2.05%         2.05%
  OPERATING EXPENSES
  Fee Waivers                                     0.10%         0.10%         0.10%
  NET EXPENSES/5/                                 1.20%         1.95%         1.95%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3   Includes expenses payable to affiliates of Wells Fargo & Company.


4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $690           $698           $298
   3 Years          $954           $933           $633
   5 Years        $1,238         $1,294         $1,094
  10 Years        $2,044         $2,088         $2,371
 If you do NOT sell your shares:
   1 Year           $690           $198           $198
   3 Years          $954           $633           $633
   5 Years        $1,238         $1,094         $1,094
  10 Years        $2,044         $2,088         $2,371



                                                         GROWTH BALANCED FUND 17

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 18 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK    Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                         Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                         developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK  Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                         ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                         ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.


 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.



 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 23

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments, except the Asset Allocation Fund, in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.




THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Growth Balanced Fund and the
Growth Balanced Fund     Moderate Balanced Fund, both of which he has managed since 2005. Mr. Biwer joined
Moderate Balanced Fund   Funds Management in 2005 as a portfolio manager and a member of the asset allocation team. He participates in determining the asset allocations of the Funds'
                         investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Growth Balanced Fund and the
Growth Balanced Fund     Moderate Balanced Fund, both of which he has managed since 2005. Mr. Chan has
Moderate Balanced Fund   served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm's asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Funds' investments in various master portfolios. Education: B.A. degree in American Studies, University of California at Los
                         Angeles.
ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Growth Balanced Fund and Moderate
Growth Balanced Fund     Balanced Fund, both of which he has managed since 2005. He has served as a Portfolio
Moderate Balanced Fund   Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Funds' investments in various master portfolios. Education: M.B.A. degree, University of Michigan.


THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway/SM/Structure" section.





=============================
WELLS CAPITAL MANAGEMENT      (Wells Capital Management), an affiliate of Funds Management and indirect wholly
INCORPORATED                  owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San
                              Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital
                              Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DOUG BEATH                    Mr. Beath is jointly responsible for managing the Growth Balanced Fund and Moderate
Growth Balanced Fund          Balanced Fund, both of which he has managed since 2006. Mr. Beath joined Wells
Moderate Balanced Fund        Capital Management in July 2006 as a portfolio manager with the Quantitative Asset
                              Management Team. From 2005 to 2006, Mr. Beath was a senior vice president for SMH
                              Research where he represented several independent investment research firms. Prior to that, from 2000 to 2005, Mr. Beath was senior vice president of research with H.C.
                              Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation.
                              Education: B.A., Liberal Arts, University of Michigan; M.B.A., Fordham University.


 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

GALEN G. BLOMSTER, CFA   Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he
Asset Allocation Fund    has managed since 2002, and the Growth Balanced Fund and Moderate Balanced
Growth Balanced Fund     Fund, both of which he has managed since1989. He joined Wells Capital Management
Moderate Balanced Fund   (WCM) in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until WCM and
                         Norwest Investment Management combined investment advisory services under the
                         Wells Capital Management name in 1999. He is currently a Principal with WCM, managing numerous portfolios using an asset allocation model. Education: B.S. degree in Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D. degrees,
                         Purdue University.
GREGORY T. GENUNG, CFA   Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund    managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has since managed certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.S., Finance and Economics equivalency degree,
                         University of Minnesota, Duluth.
JEFFREY P. MELLAS        Mr. Mellas is jointly responsible for managing the Asset Allocation Fund, Growth
Asset Allocation Fund    Balanced Fund and the Moderate Balanced Fund, all of which he has managed since
Growth Balanced Fund     2003. Mr. Mellas joined Wells Capital Management (WCM) in 2003 as Managing
Moderate Balanced Fund   Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr.
                         Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining WCM, Mr. Mellas was with Alliance Capital Management since 1995, as Vice
                         President and Global Portfolio Strategist. Education: B.A. degree in Economics,
                         University of Minnesota; M.B.A. degree in Finance and International Business, New York
                         University. Additional studies: International Management Program at H-ute Etudes
                         Commer-iales, Paris, France, and Universit- de Valery, Montpellier, France.

=========================


DORMANT INVESTMENT ADVISORY ARRANGEMENTS

Under the investment advisory contract for the Growth Balanced Fund and Moderate Balanced Fund, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The Growth Balanced Fund and Moderate Balanced Fund have similar "dormant" sub-advisory arrangements with some or all of the sub-advisers that advise the master portfolios in which each such Fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.



                          CLASS A                           CLASS B                           CLASS C
 INITIAL SALES CHARGE     5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED      None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 7th year.
                          one year following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION     None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM         None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES          Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE       Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.


 26 A CHOICE OF SHARE CLASSES

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



                                        CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.


                                                    A CHOICE OF SHARE CLASSES 27

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.


CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.


o You pay no sales charges on Fund shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.


o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)


o You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.


o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).


o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.



                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!



 28 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:


   o individual accounts;
   o joint accounts;
   o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
   o Section 403(b) accounts; and
   o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).


ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:


   o Section 529 college savings plan accounts;
   o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
   o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").


Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:


o  Current and retired employees, directors/trustees and officers of:

   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.



o  Current employees of:

   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.



o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.


o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.


o  Section 529 college savings plan accounts.


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 29

o  Insurance company separate accounts.


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).


o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.


o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.



CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.


o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.


o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).



o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.


o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.


We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.



DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:



 FUND                       CLASS B          CLASS C
 Moderate Balanced          0.75%            0.75%
 Asset Allocation           0.75%            0.75%
 Growth Balanced            0.75%            0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


 30 REDUCTIONS AND WAIVERS OF SALES CHARGES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 31

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 32 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).



                                                       HOW TO OPEN AN ACCOUNT 33

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.




 MINIMUM INVESTMENTS          INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $1,000                                             $100
 Automatic Investment Plans        $50                                              $50
 IRAs, IRA rollovers, Roth        $250                                             $100
  IRAs
 UGMA/UTMA accounts                $50                                              $50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment      Contact your investment representative             Contact your investment
 Representative                                                                  representative
----------------------------- -------------------------------------------------- --------------------------------------

 By Mail
----------------------------- o Complete and sign your account                   o Fill out the deposit slip from
                                application.                                       your account statement. If you
                              o Mail the application with your check made          do not have a slip, include a
                                payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                       name, and your account number.
                              -------------------------------------------------- o Mail the deposit slip or note
                                        WELLS FARGO ADVANTAGE FUNDS                with your check made payable
                                               P.O. Box 8266                       to the Fund to the address on
                                           Boston, MA 02266-8266                   the left.

                                               OVERNIGHT ONLY
                              -------------------------------------------------- --------------------------------------

                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------

 By Telephone
----------------------------- A new account may not be opened by                 To buy additional shares or to buy
                              telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o Investor Services at
                              bank information on file. If you do not              1-800-222-8222 or
                              currently have an account, refer to the section    o 1-800-368-7550 for the
                              on buying shares by mail or wire.                    automated phone system
                              -------------------------------------------------- --------------------------------------
 In Person
----------------------------- Investors are welcome to visit the Investor        See instructions shown to the left.
                              Center in person to ask questions or conduct
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------


 34 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
               OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------

 By Wire
--------------
                                                             To buy additional shares, instruct
                                                             your bank or financial institution to
               o Complete, sign and mail your account        use the same wire instructions
                 application (refer to the section on buying shown to the left.
                 shares by mail)
                                                             --------------------------------------

               o Provide the following instructions to your
                 financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               ---------------------------------------------
 By Internet
-------------- A new account may not be opened by            o To buy additional shares or buy
               Internet unless you have another Wells Fargo    shares of a new Fund, visit our
               Advantage Fund account with your bank           Web site at
               information on file. If you do not currently    www.wellsfargo.com/
               have an account, refer to the section on        advantagefunds.
               buying shares by mail or wire.
               ---------------------------------------------
                                                             o Subsequent online purchases
                                                               have a minimum of $100 and a
                                                               maximum of $100,000.
                                                             --------------------------------------

GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.


   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.


   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.


   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.


   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.



                                                            HOW TO BUY SHARES 35

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.



 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
  Representative          ----------------------------------------------------------------------
-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                            dollar amount you wish to receive (or write "Full Redemption"
                            to redeem your remaining account balance) to the address
                            below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o A medallion guarantee may be required under certain
                            circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------

 By Wire                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------

 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------- Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------

 In Person                Investors are welcome to visit the Investor Center in person to ask
------------------------- questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          ----------------------------------------------------------------------

 36 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer    use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                              application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                              address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                              or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT



                                                           HOW TO SELL SHARES 37
     or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.



   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.


   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.



 38 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and
   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.



o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity


                                                       HOW TO EXCHANGE SHARES 39
may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


 40 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.



o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.



o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.



It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


                                                             ACCOUNT POLICIES 41

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


 42 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds, except the Asset Allocation Fund, make distributions of any net investment income and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.



We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.


o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.


o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.



                                                                DISTRIBUTIONS 43

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 44 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------


The Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.



DESCRIPTION OF MASTER PORTFOLIOS

The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.




 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 45

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EQUITY INCOME PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


 46 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund.
                           Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
 INDEX PORTFOLIO           INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                           Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                           correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.
                           A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                           100% correlation is not feasible. Our ability to track the performance of the S&P 500
                           Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                           Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 47

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND       INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                      capital appreciation, while providing protection against inflation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                                Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.
 INTERNATIONAL CORE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S. companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 48 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO              PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                         Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO              international portfolio of common stocks represented by the Morgan Stanley
                         Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                         the "Index"), before expenses.
                         PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                         Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                         A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                         EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                         EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 49

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                           non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we consider companies in the
                           Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


 50 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                         10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                         capitalization companies as those with market capitalizations of $3 billion or more.
                         We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                         dominance in their niche or industry; low cost producers; low levels of leverage;
                         potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 MANAGED FIXED INCOME    INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO               investing in investment grade intermediate term securities.
                         PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                         We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                         We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between two to six years.
                         While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                         in securities of supranational organizations; and in municipal securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 51

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                              Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                              Index), before expenses.
                              PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                              Portfolio's performance can be expected to approximate but not equal that of the
                              S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 SMALL COMPANY GROWTH          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


 52 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE        INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO                 appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                            capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of
                            September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
 STABLE INCOME PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                            denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                            grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                            Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                            We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 53

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                    investing primarily in small capitalization securities.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $400 million to $7.7 billion, as of September 30,
                              2006, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The
                              Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                              A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                              term prospects of companies. To identify these opportunities, we follow a bottom-
                              up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                              Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


 54 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)          disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                Because the Fund's assets are managed by multiple portfolio managers within the
                                Portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 55

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.



================================================================================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin
Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio.
Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.



================================================================================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street,
Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation
Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.



================================================================================
COOKE & BIELER, L.P. (Cooke & Bieler), located at 1700 Market Street,
Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke &
Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since
1951.




================================================================================
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at
LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is
the investment sub-adviser for the Managed Fixed Income and Stable Income
Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.




================================================================================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000,
Chicago, IL 60606, is the investment sub-adviser for the International Value
Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



================================================================================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge
Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.




================================================================================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800
LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value
Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.



 56 MASTER/GATEWAY/SM/ STRUCTURE


================================================================================
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith), an affiliate of Funds Management, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.




================================================================================
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA
02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity,
SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and
Trust Company.



================================================================================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr
Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

================================================================================



WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo &
Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Equity Income, Index, Inflation-Protected Bond,
Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.




                                                 MASTER/GATEWAY/SM/ STRUCTURE 57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


MODERATE BALANCED FUND

CLASS A SHARES - COMMENCED ON JANUARY 30, 2004

For a share outstanding throughout each period


                                                                            SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                                        2006           2005           2004
                                                                           ----------     ----------     ----------
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $    22.23     $    21.72     $    21.79

 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                   0.60           0.43           0.13
  Net realized and unrealized gain (loss) on investments                         0.75           1.13          (0.20)
                                                                           ----------     ----------     ----------
  Total from investment operations                                               1.35           1.56          (0.07)
                                                                           ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                      (0.51)         (0.40)          0.00
  Distributions from net realized gain                                          (1.10)         (0.65)          0.00
                                                                           ----------     ----------     ----------
  Total distributions                                                           (1.61)         (1.05)          0.00
                                                                           ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                                            $    21.97     $    22.23     $    21.72
                                                                           ==========     ==========     ==========

 TOTAL RETURN/1/                                                                 6.39%          7.32%         (0.32)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                         $    5,618     $    4,745     $    2,576

  Ratios to average net assets:/2/
  Ratio of expenses to average net assets/3/                                     1.15%          1.15%          1.15%
  Ratio of net investment income (loss) to average net assets                    2.75%          2.11%          1.14%
  Portfolio turnover rate/4/                                                       93%            91%            62%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/2, 3, 5/                                                  1.27%          1.30%          1.27%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 58 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND

CLASS B SHARES - COMMENCED ON JANUARY 30, 2004

For a share outstanding throughout each period


                                                                            SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                                        2006           2005           2004
                                                                           ----------     ----------     ----------
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $    22.04     $    21.62     $    21.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                   0.42           0.31           0.06
  Net realized and unrealized gain (loss) on investments                         0.76           1.08          (0.23)
                                                                           ----------     ----------     ----------
  Total from investment operations                                               1.18           1.39          (0.17)
                                                                           ----------     ----------     ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income                                      (0.36)         (0.32)          0.00
  Distributions from net realized gain                                          (1.10)         (0.65)          0.00
                                                                           ----------     ----------     ----------
  Total distributions                                                           (1.46)         (0.97)          0.00
                                                                           ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                                            $    21.76     $    22.04     $    21.62
                                                                           ==========     ==========     ==========

 TOTAL RETURN/1/                                                                 5.60%          6.50%         (0.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                         $    3,283     $    3,121     $    2,304

  Ratios to average net assets:/2/
  Ratio of expenses to average net assets/3/                                     1.90%          1.90%          1.90%

  Ratio of net investment income (loss) to average net assets                    1.99%          1.35%          0.65%
  Portfolio turnover rate/4/                                                       93%            91%            62%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/2, 3, 5/                                                  2.02%          2.05%          2.02%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 59

MODERATE BALANCED FUND

CLASS C SHARES - COMMENCED ON JANUARY 30, 2004

For a share outstanding throughout each period


                                                                            SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                                        2006           2005           2004
                                                                           ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $    22.05     $    21.62     $    21.79
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                                    0.43           0.31           0.08
 Net realized and unrealized gain (loss) on investments                          0.75           1.08          (0.25)
                                                                           ----------     ----------     ----------
 Total from investment operations                                                1.18           1.39          (0.17)
                                                                           ----------     ----------     ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                                       (0.36)         (0.31)          0.00
 Distributions from net realized gain                                           (1.10)         (0.65)          0.00
                                                                           ----------     ----------     ----------
 Total distributions                                                            (1.46)         (0.96)          0.00
                                                                           ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                                             $    21.77     $    22.05     $    21.62
                                                                           ==========     ==========     ==========

TOTAL RETURN/1/                                                                  5.58%          6.50%         (0.78)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                                          $    1,602     $    1,223     $      693

 Ratios to average net assets:/2/
 Ratio of expenses to average net assets/3/                                      1.90%          1.90%          1.90%
 Ratio of net investment income (loss) to average net assets                     2.00%          1.35%          0.65%
 Portfolio turnover rate/4/                                                        93%            91%            62%
 Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses/2, 3, 5/                                                   2.02%          2.05%          2.01%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 60 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND

CLASS A SHARES - COMMENCED ON NOVEMBER 13, 1986

For a share outstanding throughout each period


                                                              SEPT. 30,     SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                          2006          2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD                         $   19.99    $    18.80     $    17.50     $    14.97     $    18.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.44          0.40           0.36/3/        0.30           0.32
  Net realized and unrealized gain (loss) on investments           1.16          1.64           1.57           2.53          (2.52)
                                                              ---------    ----------     ----------     ----------     ----------
  Total from investment operations                                 1.60          2.04           1.93           2.83          (2.20)
                                                              ---------    ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        (0.43)        (0.41)         (0.36)         (0.30)         (0.32)
  Distributions from net realized gain                            (0.22)        (0.44)         (0.27)          0.00          (1.23)
                                                              ---------    ----------     ----------     ----------     ----------
  Total distributions                                             (0.65)        (0.85)         (0.63)         (0.30)         (1.55)
                                                              ---------    ----------     ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                               $   20.94    $    19.99     $    18.80     $    17.50     $    14.97
                                                              =========    ==========     ==========     ==========     ==========
 TOTAL RETURN/1/                                                   8.13%        11.03%         11.12%         19.04%        (13.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $ 871,848    $  934,783     $  864,857     $  838,683     $  763,925
  Ratios to average net assets:
  Ratio of expenses to average net assets                          1.15%         1.15%          1.15%          1.15%          1.09%
  Ratio of net investment income (loss) to average net assets      2.13%         2.06%          1.90%          1.80%          1.76%
  Portfolio turnover rate                                            11%            6%             4%            15%            23%
  Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/                                 1.26%         1.23%          1.34%          1.45%          1.34%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3   Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 61

ASSET ALLOCATION FUND

CLASS B SHARES - COMMENCED ON JANUARY 1, 1995

For a share outstanding throughout each period


                                                              SEPT. 30,     SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                          2006          2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.15    $    11.42     $    10.63     $     9.09     $    11.36
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.18          0.15           0.13/3/        0.10           0.11
  Net realized and unrealized gain (loss) on investments           0.70          1.00           0.95           1.54          (1.53)
                                                              ---------    ----------     ----------     ----------     ----------
  Total from investment operations                                 0.88          1.15           1.08           1.64          (1.42)
                                                              ---------    ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        (0.17)        (0.15)         (0.13)         (0.10)         (0.11)
  Distributions from net realized gain                            (0.13)        (0.27)         (0.16)          0.00          (0.74)
                                                              ---------    ----------     ----------     ----------     ----------
  Total distributions                                             (0.30)        (0.42)         (0.29)         (0.10)         (0.85)
                                                              ---------    ----------     ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                               $   12.73    $    12.15     $    11.42     $    10.63     $     9.09
                                                              =========    ==========     ==========     ==========     ==========
 TOTAL RETURN/1/                                                   7.33%        10.19%         10.24%         18.10%        (13.83)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $ 125,661    $  146,644     $  208,029     $  280,220     $  325,790
  Ratios to average net assets:
  Ratio of expenses to average net assets                          1.90%         1.90%          1.90%          1.90%          1.84%
  Ratio of net investment income (loss) to average net assets      1.38%         1.33%          1.15%          1.05%          1.00%
  Portfolio turnover rate                                            11%            6%             4%            15%            23%
  Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/                                 2.01%         1.98%          2.09%          2.27%          2.15%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3   Calculated based upon average shares outstanding.

 62 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND

CLASS C SHARES - COMMENCED ON APRIL 1, 1998

For a share outstanding throughout each period


                                                              SEPT. 30,     SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                          2006          2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.16    $    11.44     $    10.65     $     9.11     $    11.39
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.17          0.17           0.13/3/        0.11           0.11
  Net realized and unrealized gain (loss) on investments           0.72          0.98           0.95           1.54          (1.53)
                                                              ---------    ----------     ----------     ----------     ----------
  Total from investment operations                                 0.89          1.15           1.08           1.65          (1.42)
                                                              ---------    ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        (0.17)        (0.16)         (0.13)         (0.11)         (0.11)
  Distributions from net realized gain                            (0.13)        (0.27)         (0.16)          0.00          (0.75)
                                                              ---------    ----------     ----------     ----------     ----------
  Total distributions                                             (0.30)        (0.43)         (0.29)         (0.11)         (0.86)
                                                              ---------    ----------     ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                               $   12.75    $    12.16     $    11.44     $    10.65     $     9.11
                                                              =========    ==========     ==========     ==========     ==========
 TOTAL RETURN/1/                                                   7.42%        10.15%         10.25%         18.14%        (13.86)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $  36,261    $   40,795     $   25,268     $   27,345     $   23,466
  Ratios to average net assets:
  Ratio of expenses to average net assets                          1.90%         1.90%          1.90%          1.90%          1.84%
  Ratio of net investment income (loss) to average net assets      1.38%         1.26%          1.15%          1.05%          1.01%
  Portfolio turnover rate                                            11%            6%             4%            15%            23%
  Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/                                 2.01%         1.98%          2.09%          2.23%          2.11%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3   Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 63

GROWTH BALANCED FUND

CLASS A SHARES - COMMENCED ON OCTOBER 14, 1998

For a share outstanding throughout each period


                                                              SEPT. 30,     SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                          2006          2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD                         $   33.09    $    30.51     $    28.27     $    24.27     $    29.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.60          0.52           0.41/5/        0.34           0.38
  Net realized and unrealized gain (loss) on investments           1.98          2.68           2.41           4.05          (3.88)
                                                              ---------    ----------     ----------     ----------     ----------
  Total from investment operations                                 2.58          3.20           2.82           4.39          (3.50)
                                                              ---------    ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        (0.45)        (0.41)         (0.58)         (0.39)         (0.23)
  Distributions from net realized gain                            (1.71)        (0.21)          0.00           0.00          (1.18)
                                                              ---------    ----------     ----------     ----------     ----------
  Total distributions                                             (2.16)        (0.62)         (0.58)         (0.39)         (1.41)
                                                              ---------    ----------     ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                               $   33.51    $    33.09     $    30.51     $    28.27     $    24.27
                                                              =========    ==========     ==========     ==========     ==========
 TOTAL RETURN/1/                                                   8.13%        10.58%         10.02%         18.25%        (12.99)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $  64,560    $   58,091     $   56,566     $   43,509     $   32,370
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/                       1.20%         1.20%          1.20%          1.20%          1.15%
  Ratio of net investment income (loss) to average net assets      1.89%         1.59%          1.33%          1.43%          1.60%
  Portfolio turnover rate/3/                                         80%           80%            51%            53%            48%
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses/2, 4/                             1.30%         1.33%          1.28%          1.48%          1.18%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.


3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Calculated based upon average shares outstanding.

 64 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND

CLASS B SHARES - COMMENCED ON OCTOBER 1, 1998

For a share outstanding throughout each period


                                                              SEPT. 30,     SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                          2006          2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD                         $   30.12    $    27.83     $    25.89     $    22.22     $    26.92
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.30          0.23           0.16/5/        0.16           0.19
  Net realized and unrealized gain (loss) on investments           1.81          2.47           2.22           3.68          (3.59)
                                                              ---------    ----------     ----------     ----------     ----------
  Total from investment operations                                 2.11          2.70           2.38           3.84          (3.40)
                                                              ---------    ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        (0.23)        (0.20)         (0.44)         (0.17)         (0.12)
  Distributions from net realized gain                            (1.71)        (0.21)          0.00           0.00          (1.18)
                                                              ---------    ----------     ----------     ----------     ----------
  Total distributions                                             (1.94)        (0.41)         (0.44)         (0.17)         (1.30)
                                                              ---------    ----------     ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                               $   30.29    $    30.12     $    27.83     $    25.89     $    22.22
                                                              =========    ==========     ==========     ==========     ==========
 TOTAL RETURN/1/                                                   7.30%         9.76%          9.17%         17.40%        (13.68)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $  73,602    $   85,327     $   89,783     $   81,511     $   66,337
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/                       1.95%         1.95%          1.95%          1.95%          1.90%
  Ratio of net investment income (loss) to average net assets      1.12%         0.84%          0.58%          0.69%          0.85%
  Portfolio turnover rate/3/                                         80%           80%            51%            53%            48%
  Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2, 4/                              2.05%         2.08%          2.02%          2.57%          2.13%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 65

GROWTH BALANCED FUND

CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998

For a share outstanding throughout each period


                                                              SEPT. 30,     SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                          2006          2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD                         $   30.19    $    27.81     $    25.88     $    22.22     $    26.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.32          0.21           0.16/5/        0.15           0.17
  Net realized and unrealized gain (loss) on investments           1.80          2.50           2.21           3.69          (3.57)
                                                              ---------    ----------     ----------     ----------     ----------
  Total from investment operations                                 2.12          2.71           2.37           3.84          (3.40)
                                                              ---------    ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        (0.23)        (0.12)         (0.44)         (0.18)         (0.11)
  Distributions from net realized gain                            (1.71)        (0.21)          0.00           0.00          (1.18)
                                                              ---------    ----------     ----------     ----------     ----------
  Total distributions                                             (1.94)        (0.33)         (0.44)         (0.18)         (1.29)
                                                              ---------    ----------     ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                               $   30.37    $    30.19     $    27.81     $    25.88     $    22.22
                                                              =========    ==========     ==========     ==========     ==========
 TOTAL RETURN/1/                                                   7.29%         9.79%          9.18%         17.35%        (13.67)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $  16,351    $   18,262     $   20,799     $   24,958     $   18,484
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/                       1.95%         1.95%          1.95%          1.95%          1.90%
  Ratio of net investment income (loss) to average net assets      1.12%         0.84%          0.58%          0.69%          0.85%
  Portfolio turnover rate/3/                                         80%           80%            51%            53%            48%
  Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2, 4/                              2.05%         2.08%          2.02%          2.57%          2.17%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Calculated based upon average shares outstanding.

 66 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101862 02-07
                                                             027AFR / P501 02-07
                                                           ICA Reg No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                                    www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  ALLOCATION FUNDS



Conservative Allocation Fund


Moderate Balanced Fund


Asset Allocation Fund


Growth Balanced Fund


Aggressive Allocation Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                             3
Conservative Allocation Fund                     4
Moderate Balanced Fund                           9
Asset Allocation Fund                           14
Growth Balanced Fund                            18
Aggressive Allocation Fund                      23
Description of Principal Investment Risks       28




--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


Organization and Management of the Funds        33
About Wells Fargo Funds Trust                   33
The Investment Adviser and Portfolio Managers   33
The Sub-Adviser and Portfolio Managers          34
Dormant Investment Advisory Arrangements        36




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       37
How to Buy Shares         38
How to Sell Shares        40
How to Exchange Shares    42
Account Policies          44




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           46
Taxes                                   46
Master/Gateway/SM/ Structure            47
Financial Highlights                    60
For More Information            Back Cover




Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

This section provides a percentage breakdown of a Fund's assets across different master portfolios.


--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE
The Aggressive Allocation, Conservative Allocation, Growth Balanced and
Moderate Balanced Funds are gateway funds in a Master/Gateway/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA


FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVCBX

INVESTMENT OBJECTIVE
The Conservative Allocation Fund seeks total return, consisting primarily of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in fixed income securities; and

o  20% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio also uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



 4 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Active Trading Risk
   o Counter-Party Risk

   o Debt Securities Risk
   o Derivatives Risk

   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                  CONSERVATIVE ALLOCATION FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios as of the date of this Prospectus. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





                           NEUTRAL TARGET       TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 FIXED INCOME STYLES             80%                  75-85%

 EQUITY STYLES                   20%                  15-25%




                                                 NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                       ALLOCATION                                       SUB-ADVISER
 FIXED INCOME STYLES                                 80.00%
   Managed Fixed Income Portfolio                                                38.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                                       25.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                                   11.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                             5.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                       20.00%
                                                   -------
  Large Cap Blend Style Index Portfolio                           5.00%           5.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                           5.00%
   Equity Income Portfolio                                                        1.67%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                                  1.67%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                         1.66%   Wells Capital Management Incorporated
  Large Cap Growth Style                                          5.00%
   Disciplined Growth Portfolio                                                   1.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                               0.50%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                                 3.50%   Peregrine Capital Management, Inc.
  Small Cap Style*                                                2.00%
   Small Cap Index Portfolio                                                      0.67%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                                 0.67%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                                  0.06%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfolio                                            0.60%   Wells Capital Management Incorporated
  International Style                                             3.00%
   International Value Portfolio                                                  0.75%   LSV Asset Management
   International Core Portfolio                                                   0.75%   New Star Institutional Managers
   International Index Portfolio                                                  0.75%   SSgA Funds Management
   International Growth Portfolio                                                 0.75%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                                  100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



 6 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]



        Calendar Year Total Returns for the Administrator Class/1/
                           as of 12/31 each year
 1997     1998    1999    2000     2001    2002    2003     2004    2005    2006
13.23%   12.44%   4.44%   10.22%   3.29%   -1.48%   9.31%   4.24%   3.08%   6.58%





           BEST AND WORST QUARTER
  Best Quarter:       Q2    1997       6.21%
  Worst Quarter:      Q3    2002      -3.36%




AVERAGE ANNUAL TOTAL RETURNS
 for the period ended December 31, 2006                                 1 YEAR    5 YEARS   10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                   6.58%      4.28%     6.44%
  Returns After Taxes on Distributions/2/                                5.12%      2.99%     4.57%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/        4.55%      2.97%     4.48%
 S&P 500 INDEX/3/                                                       15.78%      6.19%     8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                            4.33%      5.06%     6.24%
  (reflects no deduction for expenses or taxes)
 CONSERVATIVE ALLOCATION COMPOSITE INDEX/5/                              6.91%      5.21%     6.40%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND - Administrator Class was named the Wells Fargo Strategic Income Fund - Institutional Class.



2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Conservative Allocation Composite Index is weighted 55% in the Lehman Brothers U.S. Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 5% in the Russell 1000 (Reg. TM) Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 (Reg. TM) Growth Index, 3% in the MSCI EAFE Index and 2% in the Russell 2000 (Reg. TM) Index.


                                                  CONSERVATIVE ALLOCATION FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                  0.25%
  Distribution (12b-1) Fees                           0.00%
  Other Expenses/2/                                   0.43%
  Acquired Fund Fees and Expenses
(Underlying Master Portfolios)/3/                     0.36%
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.04%
  Fee Waivers                                         0.19%
  NET EXPENSES/4/                                     0.85%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.




EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year               $    87
   3 Years              $   312
   5 Years              $   556
  10 Years              $ 1,254



 8 CONSERVATIVE ALLOCATION FUND

MODERATE BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA


FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVMBX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and

o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



                                                        MODERATE BALANCED FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Debt Securities Risk

   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk

   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 10 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





                            NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 FIXED INCOME STYLES            60%                   50-70%

 EQUITY STYLES                  40%                   30-50%




                                                   NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                         ALLOCATION                                    SUB-ADVISER
 FIXED INCOME STYLES                                   60.00%
   Managed Fixed Income Portfolio                                              31.50%   Galliard Capital Management, Inc.
   Stable Income Portfolio                                                     15.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                                  9.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                           4.50%   Wells Capital Management Incorporated
 EQUITY STYLES                                         40.00%
                                                     -------
  Large Cap Blend Style Index Portfolio                           10.00%       10.00%   Wells Capital Management Incorporated
  Large Cap Value Style                                           10.00%
   Equity Income Portfolio                                                      3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                                3.33%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                       3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                          10.00%
   Disciplined Growth Portfolio                                                 2.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                             1.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                               7.00%   Peregrine Capital Management, Inc.
  Small Cap Style*                                                 4.00%
   Small Cap Index Portfolio                                                    1.33%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                               1.33%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                                0.13%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfolio                                          1.21%   Wells Capital Management Incorporated
  International Style                                              6.00%
   International Value Portfolio                                                1.50%   LSV Asset Management
   International Core Portfolio                                                 1.50%   New Star Institutional Managers
   International Index Portfolio                                                1.50%   SSgA Funds Management
   International Growth Portfolio                                               1.50%   Artisan Partners Limited Partnership
 TOTAL FUND ASSETS                                    100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



                                                       MODERATE BALANCED FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]



            Calendar Year Total Returns for the Administrator Class/1/
                              as of 12/31 each year
 1997     1998    1999    2000    2001     2002     2003    2004    2005    2006
16.00%   16.74%   8.03%   9.52%   0.71%   -7.97%   15.66%   5.99%   3.83%   9.28%





           BEST AND WORST QUARTER
  Best Quarter:      Q4    1998       10.19%
  Worst Quarter:     Q3    2002      - 9.06%




AVERAGE ANNUAL TOTAL RETURNS
 for the period ended December 31, 2006                     1 YEAR      5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                               9.28%       5.06%          7.52%
  After Taxes on Distributions/2/                            7.32%       3.51%          5.42%
  After Taxes on Distributions and Sale of Fund Shares/2/    6.81%       3.59%          5.40%
 S&P 500 INDEX/3/                                           15.78%       6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                4.33%       5.06%          6.24%
  (reflects no deduction for expenses or taxes)
 MODERATE BALANCED COMPOSITE INDEX/5/                        9.50%       6.21%          7.18%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Moderate Balanced Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM) Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

 12 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
 (fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases    None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                               0.25%
  Distribution (12b-1) Fees                        0.00%
  Other Expenses/2/                                0.44%
  Acquired Fund Fees and Expenses
   (Underlying Master Portfolios)/3/               0.40%
  TOTAL ANNUAL FUND OPERATING EXPENSES             1.09%
  Fee Waivers                                      0.19%
  NET EXPENSES/4/                                  0.90%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $    92
   3 Years              $   328
   5 Years              $   582
  10 Years              $ 1,312



                                                       MODERATE BALANCED FUND 13

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas


FUND INCEPTION:
11/13/1986
ADMINISTRATOR CLASS
Ticker: WFAIX

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in equity securities; and

o  40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS


                              NEUTRAL               TARGET
                         TARGET ALLOCATION     ALLOCATION RANGES
 Equity Styles                  60%                 35-85%
 Fixed Income Styles            40%                 15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:


o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and


o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.


The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.


 14 ASSET ALLOCATION FUND

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk

   o Derivatives Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk

   o Market Risk

   o Regulatory Risk
   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                        ASSET ALLOCATION FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




         Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
 1997     1998    1999    2000     2001      2002     2003    2004    2005    2006
22.01%   25.58%   9.49%   0.98%   -7.20%   -12.81%   22.50%   9.52%   5.07%   12.32%



            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.09%
  Worst Quarter:      Q3    2002      -12.38%




AVERAGE ANNUAL TOTAL RETURNS
 for the period ended December 31, 2006                                1 YEAR      5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                 12.32%       6.66%          8.06%
  Returns After Taxes on Distributions/2/                              10.89%       5.42%          6.02%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       8.18%       5.00%          5.98%
 S&P 500 INDEX/3,4/                                                    15.78%       6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS 20+TREASURY INDEX/5/                                   0.93%       7.30%          7.89%
  (reflects no deduction for expenses or taxes)
 ASSET ALLOCATION COMPOSITE INDEX/6/                                    9.73%       7.08%          8.70%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to April 11, 2005, the Administrator Class was named the Instituional Class. Performance shown prior to the inception of the Administrator Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to and are higher than those of Administrator Class shares.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.


4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
5 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

6 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index.

 16 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



SHAREHOLDER FEES
 (fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                  None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                            0.62%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.46%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.08%
  Fee Waivers                                   0.18%
  NET EXPENSES/3/                               0.90%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $    92
   3 Years              $   326
   5 Years              $   578
  10 Years              $ 1,301



                                                        ASSET ALLOCATION FUND 17

GROWTH BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA


FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVGBX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  65% of the Fund's total assets in equity securities; and

o  35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



 18 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Active Trading Risk
   o Counter-Party Risk

   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk

   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         GROWTH BALANCED FUND 19

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





                           NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 EQUITY STYLES                  65%                   50-80%

 FIXED INCOME STYLES            35%                   20-50%




                                                   NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                         ALLOCATION                                    SUB-ADVISER
 EQUITY STYLES                                         65.00%
  Large Cap Blend Style                                           16.25%
   Index Portfolio                                                             16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                                           16.25%
   Equity Income Portfolio                                                      5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                                5.42%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                                       5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                                          16.25%
   Disciplined Growth Portfolio                                                 3.25%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                                            1.625%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                             11.375%   Peregrine Capital Management, Inc.
  Small Cap Style*                                                 6.50%
   Small Cap Index Portfolio                                                    2.17%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                              2.165%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                                0.22%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfolio                                          1.95%   Wells Capital Management Incorporated
  International Style                                              9.75%
   International Value Portfolio                                                2.44%   LSV Asset Management
   International Core Portfolio                                                 2.44%   New Star Institutional Managers
   International Index Portfolio                                                2.44%   SSgA Funds Management
   International Growth Portfolio                                               2.43%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                                   35.00%
                                                     -------
   Managed Fixed Income Portfolio                                              24.50%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                                  7.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                                           3.50%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                                    100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



 20 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
 1997     1998     1999    2000     2001      2002     2003    2004    2005     2006
20.77%   22.45%   12.38%   7.82%   -2.94%   -15.74%   23.54%   8.07%   4.79%   12.43%




            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.86%
  Worst Quarter:      Q3    2002      -15.61%




AVERAGE ANNUAL TOTAL RETURNS
 for the period ended December 31, 2006                         1 YEAR      5 YEARS    10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                                  12.43%       5.80%       8.71%
  After Taxes on Distributions/2/                               10.51%       4.62%       7.08%
  After Taxes on Distributions and Sale of Fund Shares/2/        9.05%       4.43%       6.79%
 S&P 500 INDEX/3/                                               15.78%       6.19%       8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                    4.33%       5.06%       6.24%
  (reflects no deduction for expenses or taxes)
 GROWTH BALANCED COMPOSITE INDEX/5/                             12.79%       7.43%       8.07%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers U.S. Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 (Reg. TM) Index.


                                                         GROWTH BALANCED FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
 (fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                  None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                                0.25%
  Distribution (12b-1) Fees                         0.00%
  Other Expenses/2/                                 0.42%
  Acquired Fund Fees and Expenses
(Underlying Master Portfolios)/3/                   0.45%
  TOTAL ANNUAL FUND OPERATING EXPENSES              1.12%
  Fee Waivers                                       0.17%
  NET EXPENSES/4/                                   0.95%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $    97
   3 Years              $   339
   5 Years              $   600
  10 Years              $ 1,348



 22 GROWTH BALANCED FUND

AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA


FUND INCEPTION:
12/02/1997
ADMINISTRATOR CLASS
Ticker: NWBEX

INVESTMENT OBJECTIVE
The Aggressive Allocation Fund seeks total return, consisting primarily of capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in equity securities; and

o  20% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.



We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



                                                   AGGRESSIVE ALLOCATION FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Debt Securities Risk

   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk

   o Growth Style Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk

   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 24 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.




                           NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 EQUITY STYLES                   80%                  65-95%

 FIXED INCOME STYLES             20%                   5-35%




                                     NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS          ALLOCATION                          SUB-ADVISER
 EQUITY STYLES                           80.00%
                                       -------
  Large Cap Blend Style                               20.00%
   Index Portfolio                                               20.00%   Wells Capital Management Incorporated
  Large Cap Value Style                               20.00%
   Equity Income Portfolio                                        6.67%   Wells Capital Management Incorporated
   C&B Large Cap Value Portfolio                                  6.67%   Cooke & Bieler, L. P.
   Equity Value Portfolio                                         6.66%   Wells Capital Management Incorporated
  Large Cap Growth Style                              20.00%
   Disciplined Growth Portfolio                                   4.00%   Smith Asset Management Group, L. P.
   Large Cap Appreciation Portfolio                               2.00%   Cadence Capital Management, LLC
   Large Company Growth Portfolio                                14.00%   Peregrine Capital Management, Inc.
  Small Cap Style*                                     8.00%
   Small Cap Index Portfolio                                      2.67%   Wells Capital Management Incorporated
   Small Company Growth Portfolio                                 2.67%   Peregrine Capital Management, Inc.
   Small Company Value Portfolio                                  0.26%   Peregrine Capital Management, Inc.
   Strategic Small Cap Value Portfolio                            2.40%   Wells Capital Management Incorporated
  International Style                                 12.00%
   International Value Portfolio                                  3.00%   LSV Asset Management
   International Core Portfolio                                   3.00%   New Star Institutional Managers
   International Index Portfolio                                  3.00%   SSgA Funds Management
   International Growth Portfolio                                 3.00%   Artisan Partners Limited Partnership
 FIXED INCOME STYLES                     20.00%
   Managed Fixed Income Portfolio                                14.00%   Galliard Capital Management, Inc.
   Total Return Bond Portfolio                                    4.00%   Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio                             2.00%   Wells Capital Management Incorporated
 TOTAL FUND ASSETS                      100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.


                                                   AGGRESSIVE ALLOCATION FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]


     Calendar Year Total Returns for the Administrator Class/1/
                        as of 12/31 each year
 1998     1999    2000     2001     2002     2003     2004    2005    2006
24.21%   15.59%   5.07%   -5.84%   -19.44%   27.05%   9.21%   5.27%   14.02%



            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.01%
  Worst Quarter:      Q3    2002      -18.70%




AVERAGE ANNUAL TOTAL RETURNS
 for the period ended December 31, 2006                                1 YEAR      5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  14.02%       6.05%            7.38%
  Returns After Taxes on Distributions/2/                               12.43%       5.27%            6.63%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       10.04%       4.84%            6.08%
 S&P 500 INDEX/3/                                                       15.78%       6.19%            8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                            4.33%       5.06%            6.24%
  (reflects no deduction for expenses or taxes)
 AGGRESSIVE ALLOCATION COMPOSITE INDEX/5/                               14.79%       7.85%            6.89%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on December 2, 1997. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND - Administrator Class was named the Wells Fargo Strategic Growth Allocation Fund - Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.


4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5 The Aggressive Allocation Composite Index is weighted 20% in the Lehman Brothers US Aggregate Bond Index, 20% in the Russell 1000 (Reg. TM) Value Index, 20% in the S&P 500 Index, 20% in the Russell 1000 (Reg. TM) Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


 26 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
 (fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                  None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                             0.25%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.45%
  Acquired Fund Fees and Expenses                0.50%
(Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES           1.20%
  Fee Waivers                                    0.20%
  NET EXPENSES/4/                                1.00%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year         $   102
   3 Years        $   361
   5 Years        $   640
  10 Years        $ 1,437



                                                   AGGRESSIVE ALLOCATION FUND 27

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 28 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK    Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                         Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                         developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK  Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                         ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                         ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.



 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments, except the Asset Allocation Fund, in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.





THOMAS C. BIWER, CFA          Mr. Biwer is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced
Conservative Allocation Fund  Fund, all of which he has managed since 2005. Mr. Biwer joined Funds Management in
Growth Balanced Fund          2005 as a portfolio manager and a member of the asset allocation team. He
Moderate Balanced Fund        participates in determining the asset allocations of the Funds' investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999.
                              Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA        Mr. Chan is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced
Conservative Allocation Fund  Fund, all of which he has managed since 2005. Mr. Chan has served as a Portfolio
Growth Balanced Fund          Manager for Funds Management since 2005, and as a member of the firm's asset
Moderate Balanced Fund        allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Funds' investments in various master portfolios. Education:
                              B.A. degree in American Studies, University of California at Los Angeles.
ANDREW OWEN, CFA              Mr. Owen is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund, all
Conservative Allocation Fund  of which he has managed since 2005. He has served as a Portfolio Manager for Funds
Growth Balanced Fund          Management since 2005, and has been a member of the asset allocation team and
Moderate Balanced Fund        head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Funds' investments in various master portfolios. Education: M.B.A. degree, University of Michigan.


THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway/SM/Structure" section.





==========================================================================================================================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo &
Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital
Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DOUG BEATH                    Mr. Beath is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, all
Conservative Allocation Fund  of which he has managed since 2006. Mr. Beath joined Wells Capital Management in
Growth Balanced Fund          July 2006 as a portfolio manager with the Quantitative Asset Management Team. From
Moderate Balanced Fund        2005 to 2006, Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to
                              2005, Mr. Beath was senior vice president of research with H.C. Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts,
                              University of Michigan; M.B.A., Fordham University.
GALEN G. BLOMSTER, CFA        Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he
Aggressive Allocation Fund    has managed since 2002, the Aggressive Allocation Fund, which he has managed since
Asset Allocation Fund         1997, and the Conservative Allocation Fund, Growth Balanced Fund, and Moderate
Conservative Allocation Fund  Balanced Fund, all of which he has managed since1989. He joined Wells Capital
Growth Balanced Fund          Management (WCM) in 1998 as Vice President and Director of Research and simulta-
Moderate Balanced Fund        neously held his position as a portfolio manager at Norwest Investment Management until WCM and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. He is currently a Principal with WCM, managing numerous portfolios using an asset allocation model. Education:
                              B.S. degree in Dairy/Food Science and Economics, University of Minnesota; M.S. and
                              Ph.D. degrees, Purdue University.
GREGORY T. GENUNG, CFA        Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund         managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has since managed certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.S., Finance and Economics equivalency degree,
                              University of Minnesota, Duluth.
JEFFREY P. MELLAS             Mr. Mellas is jointly responsible for managing the Aggressive Allocation Fund, Asset
Aggressive Allocation Fund    Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and the
Asset Allocation Fund         Moderate Balanced Fund, all of which he has managed since 2003. Mr. Mellas joined
Conservative Allocation Fund  Wells Capital Management (WCM) in 2003 as Managing Director of Quantitative Asset
Growth Balanced Fund          Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative
Moderate Balanced Fund        investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining WCM, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio
                              Strategist. Education: B.A. degree in Economics, University of Minnesota; M.B.A. degree in Finance and International Business, New York University. Additional studies:
                              International Management Program at H-ute Etudes Commer-iales, Paris, France, and
                              Universit- de Valery, Montpellier, France.

==========================================================================================================================




                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

The Conservative Allocation Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Allocation Fund have similar "dormant" sub-advisory arrangements with some or all of the sub-advisers that advise the master portfolios in which each such Fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


Under the investment advisory contract for the Conservative Allocation Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Allocation fund, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee;


o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and


o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.



 INSTITUTIONS PURCHASING    OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
--------------------------- ----------------------------------------------- ------------------------------------
 Through Your Investment    Contact your investment                         Contact your investment
 Representative             representative                                  representative
--------------------------- ----------------------------------------------- ------------------------------------
 By Telephone or Internet   A new account may not be opened by              To buy additional shares or to buy
--------------------------- telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at 1-800-
                            account. If the institution does not currently    222-8222 or
                            have an account, contact your investment        o Call 1-800-368-7550 for the
                            representative.                                   automated phone system or
                            ----------------------------------------------- o visit our Web site at
                                                                              www.wellsfargo.com/
                                                                              advantagefunds
                                                                            ------------------------------------


 38 HOW TO BUY SHARES

 INSTITUTIONS    PURCHASING
 SHARES DIRECTLY OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
---------------- ----------------------------------------------- ---------------------------------------
 By Wire         o Complete and sign the Administrator Class     To buy additional shares, instruct
----------------   account application                           your bank or financial institution to
                 o Call Investor Services at 1-800-222-8222 for  use the same wire instructions
                   faxing instructions                           shown to the left.
                 o Use the following wiring instructions:        --------------------------------------
                 State Street Bank & Trust
                 Boston, MA
                 Bank Routing Number: ABA 011000028
                 Wire Purchase Account: 9905-437-1
                 Attention: WELLS FARGO ADVANTAGE FUNDS
                 (Name of Fund, Account
                 Number and any applicable
                 share class )
                 Account Name: Provide your
                 name as registered on the
                 Fund account
                 -----------------------------------------------
 In Person       Investors are welcome to visit the Investor     See instructions shown to the left.
                 Center in person to ask questions or conduct
                 any Fund transaction. The Investor Center is
                 located at 100 Heritage Reserve, Menomonee
                 Falls, Wisconsin 53051.

---------------- ----------------------------------------------- ---------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:


o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 39

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.




 INSTITUTIONS SELLING SHARES  TO SELL SOME OR ALL OF YOUR SHARES
 DIRECTLY
----------------------------- ---------------------------------------------------------------------
 Through Your Investment      Contact your investment representative
 Representative
----------------------------- ---------------------------------------------------------------------
 By Telephone /               o To speak with an investor services representative call 1-800-
 Electronic Funds Transfer      222-8222 or use the automated phone system at 1-800-368-7550.
-----------------------------
(EFT)                         o Redemptions processed by EFT to a linked Wells Fargo Bank
-----------------------------   account occur same day for Wells Fargo Advantage money
                                market funds, and next day for all other WELLS FARGO ADVANTAGE
                                FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                                available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              ---------------------------------------------------------------------
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                                intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
----------------------------- ---------------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.



   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments



 40 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.



   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


                                                           HOW TO SELL SHARES 41

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to


 42 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 43

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


 44 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 45

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds, except the Asset Allocation Fund, make distributions of any net investment income and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.




TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 46 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
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The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.



DESCRIPTION OF MASTER PORTFOLIOS

The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.



 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 47

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EQUITY INCOME PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


 48 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund.
                           Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
 INDEX PORTFOLIO           INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                           Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                           correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.
                           A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                           100% correlation is not feasible. Our ability to track the performance of the S&P 500
                           Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                           Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 49

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND       INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                      capital appreciation, while providing protection against inflation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                                Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.
 INTERNATIONAL CORE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S. companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 50 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO              PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                         Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO              international portfolio of common stocks represented by the Morgan Stanley
                         Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                         the "Index"), before expenses.
                         PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                         Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                         A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                         EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                         EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 51

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                           non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we consider companies in the
                           Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


 52 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                         10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                         capitalization companies as those with market capitalizations of $3 billion or more.
                         We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                         dominance in their niche or industry; low cost producers; low levels of leverage;
                         potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 MANAGED FIXED INCOME    INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO               investing in investment grade intermediate term securities.
                         PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                         We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                         We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between two to six years.
                         While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                         in securities of supranational organizations; and in municipal securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 53

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                              Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                              Index), before expenses.
                              PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                              Portfolio's performance can be expected to approximate but not equal that of the
                              S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 SMALL COMPANY GROWTH         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


 54 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE        INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO                 appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                            capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of
                            September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
 STABLE INCOME PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                            denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                            grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                            Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                            We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 55

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                    investing primarily in small capitalization securities.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the
                              Russell 2500 Index was $400 million to $7.7 billion, as of September 30, 2006, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                              A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                              term prospects of companies. To identify these opportunities, we follow a bottom-
                              up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                              Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


 56 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)          disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                Because the Fund's assets are managed by multiple portfolio managers within the
                                Portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 57

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.



================================================================================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin
Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio.
Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.



================================================================================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street,
Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation
Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.



================================================================================
COOKE & BIELER, L.P. (Cooke & Bieler), located at 1700 Market Street,
Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke &
Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since
1951.




================================================================================

GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income
Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.




================================================================================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000,
Chicago, IL 60606, is the investment sub-adviser for the International Value
Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



================================================================================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge
Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.




================================================================================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800
LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value
Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.



 58 MASTER/GATEWAY/SM/ STRUCTURE


================================================================================
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith), an affiliate of Funds Management, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.




================================================================================
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA
02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity,
SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and
Trust Company.



================================================================================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr
Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

================================================================================



WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo &
Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Equity Income, Index, Inflation-Protected Bond,
Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.




                                                 MASTER/GATEWAY/SM/ STRUCTURE 59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


 60 FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                                    SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                2006           2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $     19.78    $     19.48    $     19.23    $     18.42    $     19.92
 INCOME FORM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.67           0.54           0.44           0.46           0.61
  Net realized and unrealized gain (loss)
   on investments                                         0.30           0.40           0.46           1.00          (0.75)
                                                   -----------    -----------    -----------    -----------    -----------
  Total from investment operations                        0.97           0.94           0.90           1.46          (0.14)
                                                   -----------    -----------    -----------    -----------    -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.63)         (0.41)         (0.51)         (0.60)         (0.78)
  Distributions from net realized gain                   (0.38)         (0.23)         (0.14)         (0.05)         (0.58)
                                                   -----------    -----------    -----------    -----------    -----------
  Total distributions                                    (1.01)         (0.64)         (0.65)         (0.65)         (1.36)
                                                   -----------    -----------    -----------    -----------    -----------
 NET ASSET VALUE, END OF PERIOD                    $     19.74    $     19.78    $     19.48    $     19.23    $     18.42
                                                   ===========    ===========    ===========    ===========    ===========
 TOTAL RETURN/1/                                          5.14%          4.91%          4.74%          8.17%         (0.89)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $   515,658    $   442,285    $   412,341    $   381,254    $   288,610
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/              0.85%          0.85%          0.85%          0.82%          0.80%
  Ratio of net investment income (loss) to
   average net assets                                     3.69%          2.78%          2.32%          2.78%          3.23%
  Portfolio turnover rate/3/                               106%           102%            72%            73%            71%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2, 4/           1.04%          1.01%          0.90%          0.97%          1.00%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.


                                                         FINANCIAL HIGHLIGHTS 61

MODERATE BALANCED FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                                    SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                                2006           2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $     22.32    $     21.76    $     21.09    $     19.47    $     22.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.64           0.52           0.42           0.44           0.56
  Net realized and unrealized gain (loss)
   on investments                                         0.78           1.10           1.10           2.02          (1.80)
                                                   -----------    -----------    -----------    -----------    -----------
  Total from investment operations                        1.42           1.62           1.52           2.46          (1.24)
                                                   -----------    -----------    -----------    -----------    -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.56)         (0.41)         (0.64)         (0.64)         (0.54)
  Distributions from net realized gain                   (1.10)         (0.65)         (0.21)         (0.20)         (1.04)
                                                   -----------    -----------    -----------    -----------    -----------
  Total distributions                                    (1.66)         (1.06)         (0.85)         (0.84)         (1.58)
                                                   -----------    -----------    -----------    -----------    -----------
 NET ASSET VALUE, END OF PERIOD                    $     22.08    $     22.32    $     21.76    $     21.09    $     19.47
                                                   ===========    ===========    ===========    ===========    ===========
 TOTAL RETURN/1/                                          6.68%          7.57%          7.28%         12.99%         (6.35)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $   558,601    $   557,564    $   544,698    $   512,460    $   459,248
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/              0.90%          0.90%          0.90%          0.89%          0.88%
  Ratio of net investment income (loss) to
   average net asset                                      2.98%          2.34%          1.97%          2.25%          2.55%
  Portfolio turnover rate/3/                                93%            91%            62%            64%            61%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2,4/            1.09%          1.04%          0.92%          1.03%          1.02%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 62 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                                    SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                2006           2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $     20.02    $     18.82    $     17.53    $     14.99    $     18.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.41           0.47        0.40/3/           0.33           0.32
  Net realized and unrealized gain (loss)
   on investments                                         1.24           1.63           1.57           2.56          (2.50)
                                                   -----------    -----------    -----------    -----------    -----------
  Total from investment operations                        1.65           2.10           1.97           2.89          (2.18)
                                                   -----------    -----------    -----------    -----------    -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.48)         (0.46)         (0.41)         (0.35)         (0.32)
  Distributions from net realized gain                   (0.22)         (0.44)         (0.27)          0.00          (1.23)
                                                   -----------    -----------    -----------    -----------    -----------
  Total distributions                                    (0.70)         (0.90)         (0.68)         (0.35)         (1.55)
                                                   -----------    -----------    -----------    -----------    -----------
 NET ASSET VALUE, END OF PERIOD                    $     20.97    $     20.02    $     18.82    $     17.53    $     14.99
                                                   ===========    ===========    ===========    ===========    ===========
 TOTAL RETURN/1/                                          8.43%         11.35%         11.33%         19.38%        (13.09)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $    78,458    $    36,815    $    37,794    $    18,214    $    14,529
  Ratios to average net assets:
  Ratio of expenses to average net assets                 0.90%          0.90%          0.90%          0.91%          0.97%
  Ratio of net investment income (loss) to
   average net assets                                     2.39%          2.31%          2.16%          2.04%          1.89%
  Portfolio turnover rate                                   11%             6%             4%            15%            23%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2/              1.08%          1.00%          1.10%          1.22%          1.15%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3   Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 63

GROWTH BALANCED FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                                    SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                2006           2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $     30.76    $     28.41    $     26.34    $     22.65    $     27.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.62           0.56        0.45/5/           0.35           0.44
  Net realized and unrealized gain (loss)
   on investments                                         1.85           2.50           2.25           3.80          (3.65)
                                                   -----------    -----------    -----------    -----------    -----------
  Total from investment operations                        2.47           3.06           2.70           4.15          (3.21)
                                                   -----------    -----------    -----------    -----------    -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.54)         (0.50)         (0.63)         (0.46)         (0.29)
  Distributions from net realized gain                   (1.71)         (0.21)          0.00           0.00          (1.18)
                                                   -----------    -----------    -----------    -----------    -----------
  Total distributions                                    (2.25)         (0.71)         (0.63)         (0.46)         (1.47)
                                                   -----------    -----------    -----------    -----------    -----------
 NET ASSET VALUE, END OF PERIOD                    $     30.98    $     30.76    $     28.41    $     26.34    $     22.65
                                                   ===========    ===========    ===========    ===========    ===========
 TOTAL RETURN/1/                                          8.40%         10.87%         10.31%         18.53%        (12.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $ 1,919,297    $ 1,848,078    $ 1,738,782    $ 1,415,216    $ 1,075,256
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/              0.95%          0.95%          0.94%          0.94%          0.93%
  Ratio of net investment income (loss) to
   average net assets                                     2.13%          1.84%          1.59%          1.69%          1.80%
  Portfolio turnover rate/3/                                80%            80%            51%            53%            48%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2, 4/           1.12%          1.07%          0.95%          1.05%          1.05%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Calculated based on average shares outstanding.

 64 FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 2, 1997

For a share outstanding throughout each period


                                                    SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                2006           2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $     14.57    $     13.09    $     11.85    $      9.91    $     12.02
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.22           0.19           0.14           0.10           0.13
  Net realized and unrealized gain (loss)
   on investments                                         1.08           1.45           1.26           2.00          (2.03)
                                                   -----------    -----------    -----------    -----------    -----------
  Total from investment operations                        1.30           1.64           1.40           2.10          (1.90)
                                                   -----------    -----------    -----------    -----------    -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.20)         (0.16)         (0.16)         (0.16)         (0.11)
  Distributions from net realized gain                   (0.35)          0.00           0.00           0.00          (0.10)
                                                   -----------    -----------    -----------    -----------    -----------
  Total distributions                                    (0.55)         (0.16)         (0.16)         (0.16)         (0.21)
                                                   -----------    -----------    -----------    -----------    -----------
 NET ASSET VALUE, END OF PERIOD                    $     15.32    $     14.57    $     13.09    $     11.85    $      9.91
                                                   ===========    ===========    ===========    ===========    ===========
 TOTAL RETURN/1/                                          9.14%         12.61%         11.82%         21.36%        (16.22)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $   223,488    $   196,484    $   170,383    $   131,760    $    78,673
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/              1.00%          1.00%          1.00%          1.00%          1.00%
  Ratio of net investment income (loss) to
   average net assets                                     1.55%          1.42%          1.14%          1.20%          1.20%
  Portfolio turnover rate/3/                                61%            64%            42%            43%            40%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2, 4/           1.20%          1.12%          1.02%          1.13%          1.08%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.

3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 65

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FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101863 02-07
                                                            027AFAM / P503 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                                    www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  ALLOCATION FUND



Balanced Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
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THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                            3
Balanced Fund                                   4
Description of Principal Investment Risks       8



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ORGANIZATION AND MANAGEMENT OF THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund         12
About Wells Fargo Funds Trust                   12
The Investment Adviser and Portfolio Managers   12
The Sub-Adviser and Portfolio Managers          13




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YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       14
How to Open an Account    15
How to Buy Shares         16
How to Sell Shares        18
How to Exchange Shares    21
Account Policies          23




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OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                   25
Taxes                           26
Financial Highlights            27
For More Information    Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
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This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:


o  what the Fund is trying to achieve; and


o  how we intend to invest your money.


This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


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PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


                                                          KEY FUND INFORMATION 3

BALANCED FUND
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INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Gary J. Dunn, CFA
W. Frank Koster
Robert M. Thornburg



FUND INCEPTION:
12/30/1981
INVESTOR CLASS
Ticker: STAAX

INVESTMENT OBJECTIVE
The Balanced Fund seeks total return, consisting of capital appreciation and current income.

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PRINCIPAL INVESTMENTS
The Fund's target asset allocations are as follows:



o  60% of the Fund's total assets in equity securities;


o  40% of the Fund's total assets in fixed income securities; and


o up to 10% of the Fund's total assets in below investment-grade fixed income securities.


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PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Fund's investment objective by investing in both equity and fixed income securities. We primarily invest the equity portion of the Fund's portfolio in securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S.
companies that offer the potential for capital growth, and attempt to balance an investment's prospects for growth and income with its potential risks. We primarily invest the fixed income portion of the Fund's portfolio in investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities.


For the equity portion, we invest principally in equity securities of large-capitalization companies that we define as companies with market capitalizations of $3 billion or more. We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and dividend growth. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and will only sell a stock if it no longer fits our criteria of a premier company.


 4 BALANCED FUND

For the fixed income portion, we employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



The percentage of Fund assets invested in equity securities or fixed-income securities may temporarily deviate from the percentages indicated above due to changes in market values. We use the daily cash flows of the Fund to maintain the target asset allocations, and will rebalance the Fund when the Fund's assets deviate by a significant percentage from the target asset allocations.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


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PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk

   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o U.S. Government Obligations Risk
   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                                 BALANCED FUND 5

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PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Balanced Fund was organized as the successor fund to the Strong Balanced Fund.


[GRAPHIC APPEARS HERE]





Calendar Year Total Returns for the Investor Class/1/
as of 12/31 each year
 1997        1998        1999        2000         2001         2002        2003       2004       2005       2006
16.67%      21.35%      15.50%       -6.36%      -11.03%      -12.65%     17.36%      6.86%      2.91%      9.99%




             BEST AND WORST QUARTER
  Best Quarter:      Q4    1998       15.93%
  Worst Quarter:     Q3    2001       -9.36%




 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                                  1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                                   9.99%         4.40%         5.38%
  Returns After Taxes on Distributions/2/                                9.15%         3.76%         3.87%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/        6.47%         3.39%         3.75%
 S&P 500 INDEX/3/                                                       15.78%         6.19%         8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                            4.33%         5.06%         6.24%
  (reflects no deduction for expenses or taxes)
 BALANCED COMPOSITE INDEX/5/                                            11.11%         5.98%         7.88%
  (reflects no deduction for expenses or taxes)



1 Investor Class shares incepted on December 30, 1981. Performance shown prior to April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Balanced Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5 The Balanced Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers U.S. Aggregate Bond Index.


 6 BALANCED FUND

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FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                None
(AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                            None
(AS A PERCENTAGE OF THE NAV AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                            0.65%
  Distribution (12b-1) Fees                                     0.00%
  Other Expenses/2/                                             0.87%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.52%
  Fee Waivers                                                   0.27%
  NET EXPENSES/3/                                               1.25%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $   127
   3 Years              $   454
   5 Years              $   803
  10 Years              $ 1,790



                                                                 BALANCED FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
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Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.



COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK  Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                         ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                         ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


 10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

ORGANIZATION AND MANAGEMENT OF THE FUND
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ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.





 12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.




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WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
GARY J. DUNN, CFA             Mr. Dunn is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund                 managed since 2005. He joined Wells Capital Management in 1998 as Principal for its
                              Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                              Norwest Investment Management, which combined investment advisory services with
                              Wells Capital Management in 1999. Education: B.A. degree in Economics, Carroll
                              College.
W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund                 managed since 2004. He joined Wells Capital Management (WCM) in 2005 as a
                              Portfolio Manager. Prior to joining WCM, Mr. Koster was with Strong Capital
                              Management, Inc. (SCM), serving first as a Senior Vice President of SCM's Institutional
                              Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2002, a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S. degree in Economics, College of
                              Wooster.
ROBERT M. THORNBURG           Mr. Thornburg is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund                 managed since 2006. He joined Wells Capital Management in 2000, where he is a portfolio manager for the Premier Value team, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A. degree in Finance, University of Montana.

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                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 14 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).


SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                       HOW TO OPEN AN ACCOUNT 15

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.




 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $2,500                                             $100
 Automatic Investment Plans     $   50                                             $ 50
 IRAs, IRA rollovers, Roth      $1,000                                             $100
  IRAs
 UGMA/UTMA accounts             $1,000                                             $ 50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- -------------------------------------------------- --------------------------------------
 By Mail                       o Complete and sign your account                   o Fill out the deposit slip from
-----------------------------    application.                                       your account statement. If you
                               o Mail the application with your check made          do not have a slip, include a
                                 payable to the Fund to Investor Services at:       note with your name, the Fund
                                                                                    name, and your account number.
                                                REGULAR MAIL
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                      o Mail the deposit slip or note
                                           Boston, MA 02266-8266                    with your check made payable
                                                                                    to the Fund to the address on
                                               OVERNIGHT ONLY                       the left.
                              -------------------------------------------------- --------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------

 By Telephone                 A new account may not be opened by                 To buy additional shares or to buy
----------------------------- telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o Investor Services at
                              bank information on file. If you do not              1-800-222-8222 or
                              currently have an account, refer to the section    o 1-800-368-7550 for the
                              on buying shares by mail or wire.                    automated phone system
                              -------------------------------------------------- --------------------------------------

 In Person                    Investors are welcome to visit the Investor        See instructions shown to the left.
----------------------------- Center in person to ask questions or conduct       --------------------------------------
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------


 16 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------

 By Wire       o Complete, sign and mail your account        To buy additional shares, instruct
-------------- application (refer to the section on buying   your bank or financial institution to
               shares by mail)                               use the same wire instructions
                                                             shown to the left.
                                                             --------------------------------------
               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the Fund account
               ---------------------------------------------

 By Internet   You may open an account on-line and fund      o To buy additional shares or buy
-------------- your account with an Electronic Funds         shares of a new Fund, visit our
               Transfer from your bank account, by Federal   Web site at www.wellsfargo.com/
               Wire, or by sending us a check. Visit         advantagefunds.
               www.wellsfargo.com/advantagefunds.            o Subsequent online purchases
               --------------------------------------------- have a minimum of $100 and a maximum of $100,000.
                                                             --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.


     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.


   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.


   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.


   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 17

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.



 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
  Representative          ----------------------------------------------------------------------
-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------

 By Wire                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------

 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------- Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------

 In Person                Investors are welcome to visit the Investor Center in person to ask
------------------------- questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          ----------------------------------------------------------------------

 18 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.


   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


                                                           HOW TO SELL SHARES 19

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.



   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.


   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.



 20 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to

                                                       HOW TO EXCHANGE SHARES 21
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


 22 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.



o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.



o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.



It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


                                                             ACCOUNT POLICIES 23

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


 24 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.



We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.


o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.


o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.



                                                                DISTRIBUTIONS 25

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 26 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.



                                                         FINANCIAL HIGHLIGHTS 27

BALANCED FUND

INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 30, 1981

For a share outstanding throughout each period



                                                         SEPT. 30,    SEPT. 30,    DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,
 FOR THE PERIOD ENDED:                                      2006       2005/4/       2004         2003          2002       2001
 NET ASSET VALUE, BEGINNING OF PERIOD                    $   19.78   $    19.63   $    18.62   $    16.06   $    18.84   $   21.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                0.43         0.24         0.25         0.19         0.40        0.58
  Net realized and unrealized gain (loss) on investments      0.87         0.15         1.02         2.58        (2.77)      (2.99)
                                                         ---------   ----------   ----------   ----------   ----------   ---------
  Total from investment operations                            1.30         0.39         1.27         2.77        (2.37)      (2.41)
                                                         ---------   ----------   ----------   ----------   ----------   ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                   (0.44)       (0.24)       (0.26)       (0.21)       (0.41)      (0.58)
  Distributions from net realized gain                        0.00         0.00         0.00         0.00         0.00        0.00
                                                         ---------   ----------   ----------   ----------   ----------   ---------
  Total distributions                                        (0.44)       (0.24)       (0.26)       (0.21)       (0.41)      (0.58)
                                                         ---------   ----------   ----------   ----------   ----------   ---------
 NET ASSET VALUE, END OF PERIOD                          $   20.64   $    19.78   $    19.63   $    18.62   $    16.06   $   18.84
                                                         =========   ==========   ==========   ==========   ==========   =========
 TOTAL RETURN/2/                                              6.64%        2.00%        6.86%       17.36%      (12.65)%    (11.03)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                       $ 132,367   $  142,491   $  154,974   $  208,955   $  218,015   $ 300,022
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets                     1.25%        1.28%        1.27%        1.26%        1.29%       1.19%
  Ratio of net investment income (loss) to average
   net assets                                                 2.12%        1.58%        1.25%        1.09%        2.31%       2.88%
  Portfolio turnover rate                                       61%          87%         148%         205%         226%        234%
  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3,5/                   1.52%        1.45%        1.31%        1.31%        1.30%       1.19%


1    In 2000, the Fund changed its fiscal year-end from October to December.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 The Fund changed its fiscal year-end from December 31, 2004 to September 30, 2005.
5 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 28 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on the Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101864 02-07
                                                            027AFIV / P506 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                                    www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund


Diversified Equity Fund


Equity Income Fund


Equity Value Fund


Growth Equity Fund


Large Cap Appreciation Fund


Large Company Growth Fund

Small Company Growth Fund


Small Company Value Fund


Strategic Small Cap Value Fund
(Class A and Class C only)


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                          3
C&B Large Cap Value Fund                      4
Diversified Equity Fund                       8
Equity Income Fund                           13
Equity Value Fund                            17
Growth Equity Fund                           20
Large Cap Appreciation Fund                  25
Large Company Growth Fund                    29
Small Company Growth Fund                    33
Small Company Value Fund                     37
Strategic Small Cap Value Fund               41
Description of Principal Investment Risks    44




--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds          48
About Wells Fargo Funds Trust                     48
The Investment Adviser and Portfolio Managers     48
The Sub-Advisers and Portfolio Managers           49
Dormant Investment Advisory Arrangements          55
Dormant Multi-Manager Arrangement                 55




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


A Choice of Share Classes                   56
Reductions and Waivers of Sales Charges     59
Pricing Fund Shares                         63
How to Open an Account                      64
How to Buy Shares                           65
How to Sell Shares                          67
How to Exchange Shares                      70
Account Policies                            72




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           74
Taxes                                   75
Master/Gateway/SM/ Structure            76
Financial Highlights                    87
For More Information            Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Diversified Equity Fund and Growth Equity Fund, this section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cooke & Bieler, L.P.



PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA



FUND INCEPTION:
5/15/1990
CLASS A
Ticker: CBEAX
CLASS B
Ticker: CBEBX
CLASS C
Ticker: CBECX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.


[GRAPHIC APPEARS HERE]





                                   Calendar Year Total Returns for Class A/1/
                                              as of 12/31 each year
 1997       1998       1999        2000       2001         2002        2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.51%      0.31%      21.56%






             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002       -17.54%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                1 YEAR        5 YEARS        10 YEARS
CLASS A/1/
  Returns Before Taxes                                     14.60%         8.98%          10.70%
  Returns After Taxes on Distributions/2/                  13.09%         7.89%           7.69%
  Returns After Taxes on                                   10.10%         7.24%           7.79%
Distributions and Sale of Fund Shares/2/
 CLASS B/1/ Returns Before Taxes                           15.61%         9.20%          10.56%
 CLASS C/1/ Returns Before Taxes                           19.62%         9.48%          10.57%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                     22.25%        10.86%          11.00%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A shares reflects the performance of the unnamed share class of the C&B
   Large Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Class A shares. Performance shown prior to the inception of the Class B and Class
   C shares reflects the performance of the unnamed share class of the predecessor fund, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                 CLASS A       CLASS B        CLASS C
  Maximum sales charge (load) imposed on purchases         5.75%         None           None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None/1/       5.00%          1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)    CLASS A       CLASS B        CLASS C
  Management Fees/2/                               0.75%         0.75%         0.75%
  Distribution (12b-1) Fees                        0.00%         0.75%         0.75%
  Other Expenses/3/                                0.65%         0.65%         0.65%
  TOTAL ANNUAL FUND                                1.40%         2.15%         2.15%
  OPERATING EXPENSES
  Fee Waivers                                      0.20%         0.20%         0.20%
  NET EXPENSES/4/                                  1.20%         1.95%         1.95%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3  Includes expenses payable to affiliates of Wells Fargo & Company.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year      $     690      $     698      $     298
   3 Years     $     974      $     954      $     654
   5 Years     $   1,279      $   1,336      $   1,136
  10 Years     $   2,142      $   2,190      $   2,467
 If you do NOT sell your shares at the end of the period:
   1 Year      $     690      $     198      $     198
   3 Years     $     974      $     654      $     654
   5 Years     $   1,279      $   1,136      $   1,136
  10 Years     $   2,142      $   2,190      $   2,467



                                                      C&B LARGE CAP VALUE FUND 7

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1988
CLASS A
Ticker: NVDAX
CLASS B
Ticker: NVDBX
CLASS C
Ticker: WFDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.



We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk

   o  Growth Style Investment Risk
   o  Index Tracking Risk

   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Small Company Securities Risk
   o  Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 8 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/GatewaySM Structure" for more information on these master portfolios.





 INVESTMENT STYLE/PORTFOLIOS     TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                    25.00%
  Equity Income Portfolio                                   8.33%     Wells Capital Management Incorporated
  Equity Value Portfolio                                    8.34%     Systematic Financial Management, L.P.
  C&B Large Cap Value Portfolio                             8.33%     Cooke & Bieler, L. P.
 Large Cap Blend Style                    25.00%
  Index Portfolio                                          25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                   25.00%
  Disciplined Growth Portfolio                              5.00%     Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                          2.50%     Cadence Capital Management, LLC
  Large Company Growth Portfolio                           17.50%     Peregrine Capital Management, Inc.
 Small Cap Style*                         10.00%
  Small Cap Index Portfolio                                 3.34%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                            3.33%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                             0.33%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                       3.00%     Wells Capital Management Incorporated
 International Style                      15.00%
  International Core Portfolio                              3.75%     New Star Institutional Managers
  International Growth Portfolio                            3.75%     Artisan Partners Limited Partnership
  International Index Portfolio                             3.75%     SSgA Funds Management
  International Value Portfolio                             3.75%     LSV Asset Management

                                      ---------
 TOTAL FUND ASSETS                       100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



                                                       DIVERSIFIED EQUITY FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                       Calendar Year Total Returns for Class A/1/
                                  as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
25.68%   22.35%   20.44%   -1.89%   -12.68%   -22.12%   29.07%   10.49%   6.25%   13.95%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       19.88%
  Worst Quarter:      Q3    2002      -19.40%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                           1 YEAR       5 YEARS    10 YEARS
 CLASS A/1/
  Returns Before Taxes                                       7.40%       4.85%      7.24%
  Returns After Taxes on Distributions/2/                    5.52%       3.61%      5.93%
  Returns After Taxes on                                     6.43%       3.81%      5.85%
Distributions and Sale of Fund Shares/2/
 CLASS B/1/ Returns Before Taxes                             8.10%       4.98%      7.07%
 CLASS C/1/ Returns Before Taxes                            12.08%       5.29%      7.09%
 S&P 500 (Reg. TM) INDEX/3/                                 15.78%       6.19%      8.42%
  (reflects no deduction for fees, expenses or taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX/4/                      17.50%       8.35%      8.58%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 6, 1996. Class C shares incepted on October 1,
   1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000 (Reg. TM) Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM) Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


 10 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
fees paid directly from your investment)                   CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed on purchases          5.75%          None          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                        CLASS A       CLASS B       CLASS C
  Management Fees/2/                                                  0.25%         0.25%         0.25%
  Distribution (12b-1) Fees                                           0.00%         0.75%         0.75%
  Other Expenses/3/                                                   0.61%         0.61%         0.61%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/4/   0.56%         0.56%         0.56%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                1.42%         2.17%         2.17%
  Fee Waivers                                                         0.17%         0.17%         0.17%
  NET EXPENSES/5/                                                     1.25%         2.00%         2.00%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3  Includes expenses payable to affiliates of Wells Fargo & Company.


4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



                                                      DIVERSIFIED EQUITY FUND 11

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
  1 Year           $695           $703           $303
  3 Years          $983           $963           $663
  5 Years        $1,291         $1,349         $1,149
 10 Years        $2,165         $2,206         $2,490
If you do NOT sell your shares at the end of the period:
  1 Year           $695           $203           $203
  3 Years          $983           $663           $663
  5 Years        $1,291         $1,149         $1,149
 10 Years        $2,165         $2,206         $2,490



 12 DIVERSIFIED EQUITY FUND

EQUITY INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg



FUND INCEPTION:
3/31/1989
CLASS A
Ticker: NVAEX
CLASS B
Ticker: NVBEX
CLASS C
Ticker: WFEEX

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                           EQUITY INCOME FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 14 EQUITY INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                      Calendar Year Total Returns for Class A/1/
                                 as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004     2005    2006
28.07%   17.82%   8.27%   1.64%   -5.67%   -19.89%   26.01%   11.13%   5.16%   18.39%






            BEST AND WORST QUARTER
Best Quarter:       Q2    2003       16.67%
Worst Quarter:      Q3    2002      -20.85%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                        1 YEAR        5 YEARS       10 YEARS
CLASS A/1/
 Returns Before Taxes                                              11.59%         5.65%         7.50%
 Returns After Taxes on Distributions/2/                            8.87%         3.45%         5.85%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/   10.19%         4.19%         5.95%
CLASS B/1/ Returns Before Taxes                                    12.49%         5.79%         7.33%
CLASS C/1/ Returns Before Taxes                                    16.49%         6.13%         7.33%
RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                              22.25%        10.86%        11.00%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on May 2, 1996. Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



                                                           EQUITY INCOME FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed on purchases          5.75%          None          None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                      None/1/        5.00%         1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)            CLASS A       CLASS B       CLASS C
  Management Fees/2/                                      0.72%         0.72%         0.72%
  Distribution (12b-1) Fees                               0.00%         0.75%         0.75%
  Other Expenses/3/                                       0.64%         0.64%         0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    1.36%         2.11%         2.11%
  Fee Waivers                                             0.26%         0.26%         0.26%
  NET EXPENSES/4/                                         1.10%         1.85%         1.85%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3  Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                 CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year           $681           $688           $288
   3 Years          $957           $936           $636
   5 Years        $1,253         $1,310         $1,110
  10 Years        $2,095         $2,086         $2,421
If you do NOT sell your shares at the end of the period:
   1 Year           $681           $188           $188
   3 Years          $957           $636           $636
   5 Years        $1,253         $1,110         $1,110
  10 Years        $2,095         $2,086         $2,421



 16 EQUITY INCOME FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Systematic Financial Management, L.P.



PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA



FUND INCEPTION:
8/29/2003
CLASS A
Ticker: WLVAX
CLASS B
Ticker: WLVBX
CLASS C
Ticker: WLVCX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk

   o  Derivatives Risk

   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                            EQUITY VALUE FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





   Calendar Year Total
 Returns for Class A/1/
  as of 12/31 each year
2004     2005     2006
14.92%   10.08%   17.18%






           BEST AND WORST QUARTER
  Best Quarter:      Q4    2004      10.82%
  Worst Quarter:     Q2    2006      -0.41%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                   1 YEAR    LIFE OF FUND/1/
CLASS A/1/
 Returns Before Taxes                                              10.44%       13.96%
 Returns After Taxes on Distributions/2/                            9.74%       13.59%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/    7.25%       11.96%
CLASS B/1/ Returns Before Taxes                                    11.31%       14.49%
CLASS C/1/ Returns Before Taxes                                    15.28%       15.17%
RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                              22.25%       17.92%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower.Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 29, 2003. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY VALUE FUND was named the Wells Fargo Large Cap Value Fund. Returns for
   Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



 18 EQUITY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS A        CLASS B       CLASS C
Maximum sales charge (load) imposed on purchases         5.75%          None          None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                     None/1/        5.00%         1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A     CLASS B     CLASS C
Management Fees/2/                              0.75%       0.75%       0.75%
Distribution (12b-1) Fees                       0.00%       0.75%       0.75%
Other Expenses/3/                               0.78%       0.78%       0.78%
TOTAL ANNUAL FUND OPERATING EXPENSES            1.53%       2.28%       2.28%
Fee Waivers                                     0.28%       0.28%       0.28%
NET EXPENSES/4/                                 1.25%       2.00%       2.00%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3  Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years        $1,005           $986           $686
   5 Years        $1,336         $1,395         $1,195
  10 Years        $2,271         $2,667         $2,594
If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years        $1,005           $686           $686
   5 Years        $1,336         $1,195         $1,195
  10 Years        $2,271         $2,667         $2,594



                                                            EQUITY VALUE FUND 19

GROWTH EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
4/30/1989
CLASS A
Ticker: NVEAX
CLASS B
Ticker: NVEBX
CLASS C
Ticker: WFGGX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk

   o  Index Tracking Risk
   o  Issuer Risk


   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Small Company Securities Risk
   o  Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 20 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





 INVESTMENT STYLE/PORTFOLIOS     TARGET ALLOCATION                    SUB-ADVISER
Large Cap Growth Style                    35.00%
 Disciplined Growth Portfolio                               5.00%     Smith Asset Management Group, L. P.
 Large Company Growth Portfolio                            30.00%     Peregrine Capital Management, Inc.
Small Cap Style*                          35.00%
 Small Cap Index Portfolio                                 11.67%     Wells Capital Management Incorporated
 Small Company Growth Portfolio                            11.67%     Peregrine Capital Management, Inc.
 Small Company Value Portfolio                              1.16%     Peregrine Capital Management, Inc.
 Strategic Small Cap Value Portfolio                       10.50%     Wells Capital Management Incorporated
International Style                       30.00%
 International Core Portfolio                               7.50%     New Star Institutional Managers
 International Growth Portfolio                             7.50%     Artisan Partners Limited Partnership
 International Index Portfolio                              7.50%     SSgA Funds Management
 International Value Portfolio                              7.50%     LSV Asset Management

                                      ---------
 TOTAL FUND ASSETS                       100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



                                                           GROWTH EQUITY FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                        Calendar Year Total Returns for Class A/1/
                                  as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
20.09%   16.50%   25.66%   -0.31%   -14.45%   -21.72%   33.65%   11.65%   7.78%   12.32%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       19.99%
  Worst Quarter:      Q3    2002      -20.25%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                    1 YEAR       5 YEARS       10 YEARS
CLASS A/1/
 Returns Before Taxes                                                5.86%       5.92%          7.17%
 Returns After Taxes on Distributions/2/                             3.64%       4.72%          5.24%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/     5.63%       4.83%          5.46%
CLASS B/1/ Returns Before Taxes                                      6.51%       6.04%          6.99%
CLASS C/1/ Returns Before Taxes                                     10.51%       6.36%          7.08%
S&P 500 (Reg. TM) INDEX/3/                                          15.78%       6.19%          8.42%
 (reflects no deduction for fees, expenses or taxes)
GROWTH EQUITY COMPOSITE INDEX/4/                                    17.44%       9.49%          7.85%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 6, 1996. Class C shares incepted on October 1,
   1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.


4  The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
   TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannot invest directly in an index.


 22 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                   CLASS A       CLASS B       CLASS C
 Maximum sales charge (load) imposed on purchases           5.75%          None          None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
 Maximum deferred sales charge (load)                       None/1/        5.00%         1.00%
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                         CLASS A     CLASS B    CLASS C
Management Fees/2/                                                    0.25%       0.25%      0.25%
Distribution (12b-1) Fees                                             0.00%       0.75%      0.75%
Other Expenses/3/                                                     0.62%       0.62%      0.63%
Acquired Fund Fees and Expenses (Underlying Master Portfolios)/4/     0.70%       0.70%      0.70%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.57%       2.32%      2.33%
Fee Waivers                                                           0.07%       0.07%      0.08%
NET EXPENSES/5/                                                       1.50%       2.25%      2.25%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3  Includes expenses payable to affiliates of Wells Fargo & Company.


4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



                                                           GROWTH EQUITY FUND 23

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year           $719           $728           $328
   3 Years        $1,036         $1,018           $718
   5 Years        $1,375         $1,434         $1,234
  10 Years        $2,329         $2,386         $2,651
If you do NOT sell your shares at the end of the period:
   1 Year           $719           $228           $228
   3 Years        $1,036           $718           $718
   5 Years        $1,375         $1,234         $1,234
  10 Years        $2,329         $2,386         $2,651



 24 GROWTH EQUITY FUND

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cadence Capital Management, LLC



PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA

Michael J. Skillman




FUND INCEPTION:
8/31/2001
CLASS A
Ticker: WFAPX
CLASS B
Ticker: WFABX
CLASS C
Ticker: WFACX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                  LARGE CAP APPRECIATION FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk

   o Growth Style Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 26 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





Calendar Year Total Returns for Class A/1/
           as of 12/31 each year
2002      2003     2004     2005    2006
-23.81%   27.34%   11.88%   8.86%   6.22%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       12.50%
  Worst Quarter:      Q3    2002      -16.05%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                     1 YEAR        5 YEARS       LIFE OF FUND/1/
CLASS A/1/
 Returns Before Taxes                                                  0.11%       3.42%              3.35%
 Returns After Taxes on Distributions/2/                              -1.27%       2.91%              2.88%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/       1.18%       2.84%              2.79%
CLASS B/1/ Returns Before Taxes                                        0.41%       3.52%              3.56%
CLASS C/1/ Returns Before Taxes                                        4.42%       3.89%              3.74%
RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                 9.07%       2.69%              3.21%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 31, 2001. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.



                                                  LARGE CAP APPRECIATION FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                 CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed on purchases          5.75%          None          None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                      None/1/        5.00%         1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)    CLASS A       CLASS B       CLASS C
Management Fees/2/                               0.70%         0.70%         0.70%
Distribution (12b-1) Fees                        0.00%         0.75%         0.75%
Other Expenses/3/                                0.74%         0.74%         0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES             1.44%         2.19%         2.19%
Fee Waivers                                      0.19%         0.19%         0.19%
NET EXPENSES/4/                                  1.25%         2.00%         2.00%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $1 billion; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3  Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years          $987           $967           $667
   5 Years        $1,300         $1,357         $1,157
  10 Years        $2,185         $2,222         $2,509
If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years          $987           $667           $667
   5 Years        $1,300         $1,157         $1,157
  10 Years        $2,185         $2,222         $2,509



 28 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA



FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVLAX
CLASS B
Ticker: NVLOX
CLASS C
Ticker: WFLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    LARGE COMPANY GROWTH FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 30 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                       Calendar Year Total Returns for Class A/1/
                                 as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004    2005    2006
33.35%   47.97%   32.96%   -3.81%   -21.78%   -28.24%   26.47%   3.00%   5.46%   1.97%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.61%
  Worst Quarter:      Q1    2001      -22.88%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                    1 YEAR        5 YEARS       10 YEARS
CLASS A/1/
 Returns Before Taxes                                                -3.89%        -1.07%        6.46%
 Returns After Taxes on Distributions/2/                             -3.89%        -1.08%        6.18%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/     -2.53%        -0.91%        5.59%
CLASS B/1/ Returns Before Taxes                                      -3.80%        -1.02%        6.39%
CLASS C/1/ Returns Before Taxes                                       0.20%        -0.59%        6.40%
RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                9.07%         2.69%        5.44%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on October
   1, 1998. Class C shares incepted on November 8, 1999. Performance shown prior to the inception of the Class A and Class B shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A and Class B sales charges and expenses, as applicable. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.



                                                    LARGE COMPANY GROWTH FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                     CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed on purchases            5.75%          None          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)    CLASS A       CLASS B       CLASS C
Management Fees/2/                               0.68%         0.68%         0.68%
Distribution (12b-1) Fees                        0.00%         0.75%         0.75%
Other Expenses/3/                                0.62%         0.62%         0.62%
TOTAL ANNUAL FUND OPERATING EXPENSES             1.30%         2.05%         2.05%
Fee Waivers                                      0.10%         0.10%         0.10%
NET EXPENSES/4/                                  1.20%         1.95%         1.95%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3  Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year           $690           $698           $298
   3 Years          $954           $933           $633
   5 Years        $1,238         $1,294         $1,094
  10 Years        $2,044         $2,077         $2,371
If you do NOT sell your shares at the end of the period:
   1 Year           $690           $198           $198
   3 Years          $954           $633           $633
   5 Years        $1,238         $1,094         $1,094
  10 Years        $2,044         $2,077         $2,371



 32 LARGE COMPANY GROWTH FUND

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
William A. Grierson
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA



FUND INCEPTION:
12/31/1982
CLASS A
Ticker: WFSAX
CLASS B
Ticker: WFSBX
CLASS C
Ticker: WSMCX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    SMALL COMPANY GROWTH FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 34 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                      Calendar Year Total Returns for Class A/1/
                                as of 12/31 each year
1997     1998     1999     2000    2001    2002      2003     2004     2005    2006
21.86%   -9.33%   18.82%   2.09%   0.37%   -29.78%   49.99%   13.01%   3.88%   9.52%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.58%
  Worst Quarter:      Q3    1998      -24.68%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                    1 YEAR        5 YEARS       10 YEARS
CLASS A/1/
 Returns Before Taxes                                                 3.22%       5.00%          5.55%
 Returns After Taxes on Distributions/2/                             -0.95%       3.89%          3.65%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/      3.54%       3.92%          3.82%
CLASS B/1/ Returns Before Taxes                                       3.62%       5.13%          5.39%
CLASS C/1/ Returns Before Taxes                                       7.70%       5.60%          5.46%
RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/                               13.35%       6.93%          4.88%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C shares sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


                                                    SMALL COMPANY GROWTH FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                   CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed on purchases            5.75%          None          None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                        None/1/        5.00%         1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A       CLASS B       CLASS C
Management Fees/2/                              0.90%         0.90%         0.90%
Distribution (12b-1) Fees                       0.00%         0.75%         0.75%
Other Expenses/3/                               0.62%         0.62%         0.62%
TOTAL ANNUAL FUND OPERATING EXPENSES            1.52%         2.27%         2.27%
Fee Waivers                                     0.07%         0.07%         0.07%
NET EXPENSES/4/                                 1.45%         2.20%         2.20%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
3  Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year           $714           $723           $323
   3 Years        $1,021         $1,003           $703
   5 Years        $1,350         $1,409         $1,209
  10 Years        $2,278         $2,331         $2,600
If you do NOT sell your shares at the end of the period:
   1 Year           $714           $223           $223
   3 Years        $1,021           $703           $703
   5 Years        $1,350         $1,209         $1,209
  10 Years        $2,278         $2,331         $2,600



 36 SMALL COMPANY GROWTH FUND

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA



FUND INCEPTION:
6/01/1997
CLASS A:
Ticker: SCVAX
CLASS B:
Ticker: SCVBX
CLASS C:
Ticker: SCVFX

(THESE CLASSES ARE CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                     SMALL COMPANY VALUE FUND 37

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 38 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                  Calendar Year Total Returns for Class A/1/
                            as of 12/31 each year
1998     1999    2000     2001     2002     2003     2004     2005    2006
-9.44%   0.44%   26.50%   12.90%   -6.46%   43.28%   23.27%   9.45%   12.96%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       22.94%
  Worst Quarter:      Q3    2002      -24.93%




AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                     1 YEAR        5 YEARS       LIFE OF FUND/1/
CLASS A/1/
 Returns Before Taxes                                                  6.47%       14.00%            12.63%
 Returns After Taxes on Distributions/2/                               4.96%       12.75%            11.98%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/       5.25%       11.78%            11.09%
CLASS B/1/ Returns Before Taxes                                        7.17%       14.26%            12.48%
CLASS C/1/ Returns Before Taxes                                       11.09%       14.48%            12.48%
RUSSELL 2000 (Reg. TM) VALUE INDEX/3/                                 23.48%       15.37%            12.84%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on January
   31, 2002. Class C shares incepted on August 30, 2002. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Class A, Class B and Class
   C sales charges and expenses, as applicable. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Small Company Value Portfolio incepted on June 1, 1997. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Small Company Value Portfolio's inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



                                                     SMALL COMPANY VALUE FUND 39

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)              CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed on purchases       5.75%          None          None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                   None/1/        5.00%         1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)    CLASS A     CLASS B    CLASS C
Management Fees/2/                               0.90%       0.90%      0.90%
Distribution (12b-1) Fees                        0.00%       0.75%      0.75%
Other Expenses/3/                                0.67%       0.67%      0.67%
TOTAL ANNUAL FUND OPERATING EXPENSES             1.57%       2.32%      2.32%
Fee Waivers                                      0.12%       0.12%      0.12%
NET EXPENSES/4/                                  1.45%       2.20%      2.20%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
3  Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year           $714           $723           $323
   3 Years        $1,031         $1,013           $713
   5 Years        $1,370         $1,429         $1,229
  10 Years        $2,325         $2,323         $2,647
If you do NOT sell your shares at the end of the period:
   1 Year           $714           $223           $223
   3 Years        $1,031           $713           $713
   5 Years        $1,370         $1,229         $1,229
  10 Years        $2,325         $2,323         $2,647



 40 SMALL COMPANY VALUE FUND

STRATEGIC SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi



FUND INCEPTION:
10/31/2006
CLASS A
Ticker: WFRAX
CLASS C
Ticker: WFRCX

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Strategic Small Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $400 million to $7.7 billion, as of September 30, 2006, and is expected to change frequently. We may invest in equity securities of foreign issuers directly and through ADRs and similar investments. We may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We utilize several "strategic" small cap value investment styles to pursue the Fund's objective.



A portion of the Fund's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment with respect to such company improves significantly.



                                               STRATEGIC SMALL CAP VALUE FUND 41

Another portion of the Fund's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


The final portion of the Fund's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.


Because the Fund's assets are managed by multiple portfolio managers within the portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.


We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Fund's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Fund.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk

   o Derivatives Risk
   o Foreign Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 42 STRATEGIC SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



SHAREHOLDER FEES
(fees paid directly from   your investment)               CLASS A        CLASS C
Maximum sales charge (load) imposed on purchases          5.75%          None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                      None/1/        1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)     CLASS A        CLASS C
Management Fees/2/                                 0.90%          0.90%
Distribution (12b-1) Fees                          0.00%          0.75%
Other Expenses/3/                                  0.65%          0.65%
TOTAL ANNUAL FUND OPERATING EXPENSES               1.55%          2.30%
Fee Waivers                                        0.10%          0.10%
NET EXPENSES/4/                                    1.45%          2.20%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
3 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                   CLASS A         CLASS C
If you sell your shares at the end of the period:
   1 Year            $714           $223
   3 Years         $1,027           $709
If you do NOT sell your shares at the end of the period:
   1 Year            $714           $223
   3 Years         $1,027           $709


                                               STRATEGIC SMALL CAP VALUE FUND 43

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK        An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 44 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK    Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                         Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                         developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK  Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                         ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                         ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 45

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


 46 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 47

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


 48 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity and Growth Equity Funds' investments in various master portfolios. They are also responsible for determining how the Strategic Small Cap Value Fund assets will be allocated across the different small cap value investment styles utilized by the Strategic Small Cap Value Portfolio in pursuing its investment objective. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.





THOMAS C. BIWER, CFA       Mr. Biwer is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund    Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund         managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value  Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of
  Fund                     the Asset Allocation Team. He participates in determining the asset allocations of the
                           Funds' investments in various master portfolios or styles. Prior to joining Funds
                           Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA     Mr. Chan is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund    Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund         managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value  Mr. Chan joined Funds Management in 2002 as a member of the Asset Allocation Team
  Fund                     and Investment Team. He participates in determining the asset allocations of the
                           Funds' investments in various master portfolios or styles. Prior to joining Funds
                           Management, Mr. Chan served as a director in the Investments Department at mPower
                           Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University of
                           California at Los Angeles.
ANDREW OWEN, CFA           Mr. Owen is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund    Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund         managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value  Mr. Owen joined Funds Management in 1996 as a member of the Asset Allocation
  Fund                     Team and head of the Investments Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Education:
                           B.A., University of Pennsylvania; M.B.A., University of Michigan.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Except for the Diversified Equity Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


====================================================================================================================================
CADENCE CAPITAL MANAGEMENT,LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the
Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large
Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments,mutual funds, and individual investors.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 49

WILLIAM B. BANNICK, CFA       Mr Bannick is jointly responsible for managing the Large Cap Appreciation Fund, which
Large Cap Appreciation Fund   he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education: B.S.,
                              Physics, University of Massachusetts; M.B.A., Finance, Boston University.
ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.




====================================================================================================================================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103.
Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and has served as a partner, portfolio manager and research analyst since that time. Education: B.S., Computer
                              Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he has served as a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              Economics, Davidson College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he has been a portfolio manager and research analyst since that time and became a partner in 2006. Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's
                              2001 management buyout. Education: B.A., Economics and Philosophy, Colgate
                              University; M.B.A., University of Chicago.


 50 ORGANIZATION AND MANAGEMENT OF THE FUNDS

R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                           Business; M.B.A., Wharton School of Business.





====================================================================================================================================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo &
Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company
Growth Fund, Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JASON R. BALLSRUD, CFA        Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund      he has managed since 2005. Mr. Ballsrud is currently a portfolio manager for the Small
                              Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S.,
                              Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.
TASSO H. COIN, JR., CFA       Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund      has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president.
                              Education: B.A., Economics, Loyola University.
JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
WILLIAM A. GRIERSON           Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA          Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.
PAUL E. VON KUSTER, CFA       Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.
ROBERT B. MERSKY, CFA         Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                              Minnesota.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 51

GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a vice president and portfolio manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                            Wisconsin.
DOUGLAS J. PUGH, CFA        Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                            Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                            M.B.A., University of Iowa.





====================================================================================================================================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck,
NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                              Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                              is a member of the Association for Investment Management and Research (AIMR) and
                              the New York Society of Security Analysts (NYSSA).
RONALD M. MUSHOCK, CFA        Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the AIMR and the NYSSA.

====================================================================================================================================




WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Equity Income Fund and Strategic Small Cap Value Fund. Accordingly, Wells Capital Management is
responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DALE E. BENSON, PH.D., CFA    Mr. Benson is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Benson joined Wells Capital Management in
  Fund                        2003 as a senior portfolio manager and is responsible for the day-to-day management of all investment funds for the Benson Value team. From 1997 until 2003, as co-founder of Benson Associates, LLC, he was a senior portfolio manager and chief investment officer of Benson Associates. Education: B.A., Pacific Lutheran University; Ph.D., History,
                              University of Maine.


 52 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MARK D. COOPER, CFA         Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
  Fund                      2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003
                            Mr. Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                            University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                            Pennsylvania.
ROBERT J. COSTOMIRIS, CFA   Mr. Costomiris is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Costomiris joined Wells Capital Management in
  Fund                      2005 as a value portfolio manager. Prior to joining Wells Capital Management,
                            Mr. Costomiris was a portfolio manager with Strong Capital Management, Inc. since
                            2001. Education: B.S., Chemical Engineering, University of Pennsylvania; M.B.A., Finance
                            and Accounting, University of Chicago Graduate School of Business.
GARY J. DUNN, CFA           Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund          managed since 1989. He joined Wells Capital Management in 1998 as principal for its
                            Equity Income Team. Prior to that, he served as director of institutional investments of
                            Norwest Investment Management, which combined investment advisory services with
                            Wells Capital Management in 1999. Education: B.A. degree in Economics, Carroll
                            College.
CRAIG R. PIERINGER, CFA     Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
  Fund                      2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                            New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                            Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.
I. CHARLES RINALDI          Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
  Fund                      2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                            Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.
ROBERT M. THORNBURG         Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund          has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2000, where he has served as an analyst and is currently a portfolio manager for the Premier
                            Value team, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios.
                            Education: B.A., Finance, University of Montana.

====================================================================================================================================



                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 53

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




WELLS CAPITAL MANAGEMENT-STRATEGIC SMALL CAP VALUE FUND. The performance information shown below represents the composites of the prior performance of all discretionary accounts managed by each Wells Capital Management team with substantially similar investment objectives, policies and strategies as the Strategic Small Cap Value Fund. The performance numbers below are broken down by separate styles, which are similar to the strategic styles utilized by the Strategic Small Cap Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.





AVERAGE ANNUAL TOTAL RETURNS for the period ended 12/31/06
                                                                        1 YEAR         3 YEARS         5 YEARS
Rinaldi Small Cap Value Composite Performance (Incept. 1/31/98)          14.13%          15.81%          17.09%
Costomiris Small Cap Value Composite Performance (Incept. 4/30/02)       19.54%          14.85%              -
Benson Small Cap Value Composite Performance (Incept. 4/30/88)           16.65%          15.24%          17.01%
 Benson SMID Value Composite Performance (Incept. 1/31/05)                7.43%              -               -
 RUSSELL 2000 (Reg. TM) VALUE INDEX/1/                                   23.48%          16.48%          15.37%



1 The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



 54 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, Equity Income Fund, Equity Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.



The Diversified Equity Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.



DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Equity Value Fund and Strategic Small Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 55

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.



                           CLASS A                           CLASS B                           CLASS C
INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
CONTINGENT DEFERRED       None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 7th year.
                          one year following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


 56 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.



                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



                                        CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:



                                                 CLASS B SHARES CDSC SCHEDULE
                   FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
CDSC                           5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.


                                                    A CHOICE OF SHARE CLASSES 57

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.


 58 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.


CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.


o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.



                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!



                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 59

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:


   o individual accounts;
   o joint accounts;
   o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
   o Section 403(b) accounts; and
   o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).


ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:


   o Section 529 college savings plan accounts;
   o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
   o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").


Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:


o  Current and retired employees, directors/trustees and officers of:

   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.


o  Current employees of:

   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.


o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.


 60 REDUCTIONS AND WAIVERS OF SALES CHARGES

o  Insurance company separate accounts.

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).

o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.



CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).


o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.



DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:



FUND                              CLASS B          CLASS C
C&B Large Cap Value Fund          0.75%            0.75%
Diversified Equity Fund           0.75%            0.75%
Equity Income Fund                0.75%            0.75%
Equity Value Fund                 0.75%            0.75%
Growth Equity Fund                0.75%            0.75%

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 61

FUND                                 CLASS B       CLASS C
Large Cap Appreciation Fund          0.75%         0.75%
Large Company Growth Fund            0.75%         0.75%
Small Company Growth Fund            0.75%         0.75%
Small Company Value Fund             0.75%         0.75%
Strategic Small Cap Value Fund        N/A          0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


 62 REDUCTIONS AND WAIVERS OF SALES CHARGES

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 63

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

NOTE: The Small Company Value Fund's Class A, Class B and Class C shares are closed to certain new investors, therefore you cannot open an account in this Fund unless you are an eligible investor. Please see the Statement of Additional Information for eligibility requirements.



 64 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.




MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
Regular accounts               $1,000                                             $100
Automatic Investment Plans        $50                                              $50
IRAs, IRA rollovers, Roth        $250                                             $100
 IRAs
UGMA/UTMA accounts                $50                                              $50
Employer Sponsored             no minimum                                         no minimum
Retirement Plans
BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
Through Your Investment       Contact your investment representative             Contact your investment
Representative                                                                   representative
-----------------------------  -------------------------------------------------- -----------------------------
By Mail                       o Complete and sign your account                   o Fill out the deposit slip from
----------------------------- application.                                       your account statement. If you
                              o Mail the application with your check made        do not have a slip, include a
                              payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                     name, and your account
                              -------------------------------------------------- number.
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                     o Mail the deposit slip or note
                                           Boston, MA 02266-8266                 with your check made payable
                                                                                 to the Fund to the address on
                                               OVERNIGHT ONLY                    the left.
                              -------------------------------------------------- --------------------------------------

                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
----------------------------- telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o Investor Services at
                              bank information on file. If you do not            1-800-222-8222 or
                              currently have an account, refer to the section    o 1-800-368-7550 for the
                              on buying shares by mail or wire.                  automated phone system
                              -------------------------------------------------- --------------------------------------
In Person                     Investors are welcome to visit the Investor        See instructions shown to the left.
----------------------------- Center in person to ask questions or conduct       --------------------------------------
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------


                                                            HOW TO BUY SHARES 65

BUYING SHARES
----------------------------------------------------------------------------------------------------
               OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
By Wire                                                      To buy additional shares, instruct
-------------- o Complete, sign and mail your account        your bank or financial institution to
               application (refer to the section on buying   use the same wire instructions
               shares by mail)                               shown to the left.
                                                             --------------------------------------
               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               ---------------------------------------------
By Internet    A new account may not be opened by            o To buy additional shares or buy
-------------- Internet unless you have another Wells Fargo  shares of a new Fund, visit our
               Advantage Fund account with your bank         Web site at
               information on file. If you do not currently  www.wellsfargo.com/
               have an account, refer to the section on      advantagefunds.
               buying shares by mail or wire.
               ---------------------------------------------
                                                             o Subsequent online purchases
                                                             have a minimum of $100 and a
                                                             maximum of $100,000.
                                                             --------------------------------------

GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.



 66 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.



SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
Through Your Investment   Contact your investment representative
 Representative
------------------------- ----------------------------------------------------------------------
By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                           REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------- Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
In Person                 Investors are welcome to visit the Investor Center in person to ask
------------------------- questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          -----

                                                           HOW TO SELL SHARES 67

SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
Electronic Funds Transfer   use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT



 68 HOW TO SELL SHARES
     or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.



                                                           HOW TO SELL SHARES 69

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;
   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity


 70 HOW TO EXCHANGE SHARES
may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 71

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.



o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.


It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


 72 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 73

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Equity Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Equity Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.



 74 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 75

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------


Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.



DESCRIPTION OF MASTER PORTFOLIOS

The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.




MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
C&B LARGE CAP VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

 76 MASTER/GATEWAY/SM/ STRUCTURE

MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
DISCIPLINED GROWTH PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
EQUITY INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 77

MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
EQUITY VALUE PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                           Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
INDEX PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                           Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                           PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                           correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                           A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                           100% correlation is not feasible. Our ability to track the performance of the S&P 500
                           Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                           Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


 78 MASTER/GATEWAY/SM/ STRUCTURE

MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL CORE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S. companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
INTERNATIONAL GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 79

MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL INDEX     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO             international portfolio of common stocks represented by the Morgan Stanley
                        Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                        the "Index"), before expenses.
                        PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                        Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                        A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                        EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                        EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 80 MASTER/GATEWAY/SM/ STRUCTURE

MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL VALUE        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                           non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
LARGE CAP APPRECIATION     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we consider companies in the
                           Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 81

MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
LARGE COMPANY GROWTH          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                              10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                              capitalization companies as those with market capitalizations of $3 billion or more.
                              We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                              dominance in their niche or industry; low cost producers; low levels of leverage;
                              potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
SMALL CAP INDEX PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                              Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                              Index), before expenses.
                              PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                              Portfolio's performance can be expected to approximate but not equal that of the
                              S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 82 MASTER/GATEWAY/SM/ STRUCTURE

MASTER PORTFOLIO         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
SMALL COMPANY GROWTH     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
SMALL COMPANY VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO              appreciation.
                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of
                         September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 83

MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                    investing primarily in small capitalization securities.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the
                              Russell 2500 Index was $400 million to $7.7 billion, as of September 30, 2006, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                              A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                              term prospects of companies. To identify these opportunities, we follow a bottom-
                              up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                              Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


 84 MASTER/GATEWAY/SM/ STRUCTURE

MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE     The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)        disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                              Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                              We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.


================================================================================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.


================================================================================
CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers" sub-section.


================================================================================
COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.

================================================================================

                                                 MASTER/GATEWAY/SM/ STRUCTURE 85

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.




================================================================================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



================================================================================
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.



================================================================================
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith), an affiliate of Funds Management, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.



================================================================================
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.




================================================================================
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.




WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.


 86 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


C&B LARGE CAP VALUE FUND

CLASS A SHARES - COMMENCED ON JULY 26, 2004

For a share outstanding throughout each period


                                                                                              SEPT. 30,     SEPT. 30,     OCT. 31,
FOR THE PERIOD ENDED:                                                                           2006         2005/1/        2004
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $8.62          $8.27         $8.01
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                                                    0.11         0.05/2/         0.00
 Net realized and unrealized gain (loss) on investments                                          1.16           0.40          0.26
                                                                                             --------      ---------      --------
 Total from investment operations                                                                1.27           0.45          0.26
                                                                                             --------      ---------      --------
LESS DISTRIBUTIONS:
 Distributions from net investment income                                                       (0.04)         (0.03)         0.00
 Distributions from net realized gain                                                           (0.18)         (0.07)         0.00
                                                                                             --------      ---------      --------
 Total from distributions                                                                       (0.22)         (0.10)         0.00
                                                                                             --------      ---------      --------
NET ASSET VALUE, END OF PERIOD                                                                  $9.67          $8.62         $8.27
                                                                                             ========      =========      ========
TOTAL RETURN/3/                                                                                 15.02%          5.45%         3.25%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                                                             $57,288        $51,719       $11,408
 Ratios to average net assets:/4/
 Ratio of expenses to average net assets/5/                                                      1.20%          1.20%         1.20%
 Ratio of net investment income (loss) to average net assets                                     1.25%          0.63%         0.18%
 Portfolio turnover rate/6/                                                                        29%/7/         25%/7/        30%
 Ratio of expenses to average net assets prior to waived fees and reimbursed expenses/4,5,8/     1.30%          1.35%         1.60%


1  In 2005, the Fund changed its fiscal year-end from October 31 to September
   30.
2  Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4  Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolio in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 87

C&B LARGE CAP VALUE FUND

CLASS B SHARES - COMMENCED ON JULY 26, 2004

For a share outstanding throughout each period


                                                                                                SEPT. 30,   SEPT. 30,       OCT. 31,
FOR THE PERIOD ENDED:                                                                             2006       2005 /1/         2004
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $8.56         $8.26          $8.01
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                                                    0.05         (0.01)/2/      (0.01)
 Net realized and unrealized gain (loss) on investments                                          1.15          0.40           0.26
                                                                                             --------      -----------   ---------
 Total from investment  operations                                                               1.20          0.39           0.25
                                                                                             --------      -----------   ---------
LESS DISTRIBUTIONS:
 Distributions from net investment income                                                        0.00         (0.02)          0.00
 Distributions from net realized gain                                                            (0.18)        (0.07)          0.00
                                                                                             --------      -----------   ---------
 Total from distributions                                                                       (0.18)        (0.09)          0.00
                                                                                             --------      -----------   ---------
NET ASSET VALUE, END OF PERIOD                                                                  $9.58         $8.56          $8.26
                                                                                             ========      ===========   =========
TOTAL RETURN/3/                                                                                 14.20%         4.70%          3.12%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                                                             $26,082       $24,296         $5,790
 Ratios to average net assets:/4/
 Ratio of expenses to average net assets/5/                                                      1.95%         1.95%          1.95%
 Ratio of net investment income (loss) to average net assets                                     0.48%        (0.11)%        (0.60)%
 Portfolio turnover rate/6/                                                                        29%/7/        25%/7/         30%
 Ratio of expenses to average net assets prior to waived fees and reimbursed expenses/4,5,8/     2.05%         2.10%          2.35%


1  In 2005, the Fund changed its fiscal year-end from October 31 to September
   30.
2  Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4  Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolio in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 88 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND

CLASS C SHARES - COMMENCED ON JULY 26, 2004

For a share outstanding throughout each period


                                      SEPT. 30,            SEPT. 30,             OCT. 31,
 FOR THE PERIOD ENDED:                 2006                2005/1/               2004
 NET ASSET VALUE, BEGINNING            $8.56                  $8.26                $8.01
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.05                  (0.01)/2/            (0.01)
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       1.15                   0.40                 0.26
                                    --------               -----------         ---------
  Total from investment                 1.20                   0.39                 0.25
                                    --------               -----------         ---------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               0.00                  (0.02)                0.00
  Distributions from net               (0.18)                 (0.07)                0.00
                                    --------               -----------         ---------
  realized gain
  Total from distributions             (0.18)                 (0.09)                0.00
                                    --------               -----------         ---------
 NET ASSET VALUE, END OF               $9.58                  $8.56                $8.26
                                    ========               ===========         =========
  PERIOD
 TOTAL RETURN/3/                       14.20%                  4.71%                3.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period            $15,120              $13,075               $2,732
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                  1.95%                  1.95%                1.95%
  average net assets/5/
  Ratio of net investment
income (loss) to
   average net assets                   0.49%                 (0.12)%              (0.58)%
  Portfolio turnover rate/6/              29%/7/                 25%/7/               30%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4,5,8/                      2.05%                  2.10%                2.35%


1 In 2005, the Fund changed its fiscal year-end from October 31 to September
    30.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4 Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolio in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 89

DIVERSIFIED EQUITY FUND

CLASS A SHARES - COMMENCED ON MAY 2, 1996

For a share outstanding throughout each period


                                    SEPT. 30,        SEPT. 30,        SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006             2005             2004             2003             2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $41.90           $39.91           $35.61          $29.00           $36.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.22/1/          0.28/1/             0.15            0.13          0.09/1/
  (loss)
  Net realized and unrealized
   gain (loss) on investments           3.31             5.22             4.41            6.59            (6.85)
                                   ---------        ---------         --------        --------        ---------
  Total from investment
   operations                           3.53             5.50             4.56            6.72            (6.76)
                                   ---------        ---------         --------        --------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.12)           (0.32)           (0.26)          (0.11)           (0.15)
  Distributions from net
   realized gain                       (4.96)           (3.19)            0.00            0.00            (0.42)
                                   ---------        ---------         --------        --------        ---------
  Total distributions                  (5.08)           (3.51)           (0.26)          (0.11)           (0.57)
                                   ---------        ---------         --------        --------        ---------
 NET ASSET VALUE, END OF              $40.36           $41.90           $39.91          $35.61           $29.00
                                   =========        =========         ========        ========        =========
  PERIOD
 TOTAL RETURN/2/                        9.02%           14.27%           12.82%          23.21%          (19.04)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $119,122         $118,140         $101,649         $76,292          $57,876
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                        1.25%            1.25%            1.25%           1.25%            1.25%
  Ratio of net investment
   income (loss) to average
   net assets                           0.57%            0.69%            0.37%           0.42%            0.22%
  Portfolio turnover                      35%              42%              32%             32%              30%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                        1.42%            1.41%            1.37%           1.54%            1.58%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 90 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND

CLASS B SHARES - COMMENCED ON MAY 6, 1996

For a share outstanding throughout each period


                                      SEPT. 30,             SEPT. 30,          SEPT. 30,       SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                  2006                  2005               2004            2003               2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $40.38                $38.55             $34.43          $28.15             $35.41
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.07)/1/             (0.01)/1/          (0.40)          (0.19)             (0.20)/1/
  (loss)
  Net realized and unrealized
   gain (loss) on investments             3.18                  5.03               4.52            6.47              (6.64)
                                      -----------           -----------        --------        --------           -----------
  Total from investment
   operations                             3.11                  5.02               4.12            6.28              (6.84)
                                      -----------           -----------        --------        --------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                  0.00               0.00            0.00               0.00
  Distributions from net
   realized gain                         (4.96)                (3.19)              0.00            0.00              (0.42)
                                      -----------           -----------        --------        --------           -----------
  Total distributions                    (4.96)                (3.19)              0.00            0.00              (0.42)
                                      -----------           -----------        --------        --------           -----------
 NET ASSET VALUE, END OF                $38.53                $40.38             $38.55          $34.43             $28.15
                                      ===========           ===========        ========        ========           ===========
  PERIOD
 TOTAL RETURN/2/                          8.21%                13.44%             11.97%          22.31%            (19.64)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $51,171               $65,245            $81,966         $92,300            $85,035
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                          2.00%                 2.00%              2.00%           2.00%              2.00%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.19)%               (0.03)%            (0.40)%         (0.33)%            (0.53)%
  Portfolio turnover                        35%                   42%                32%             32%                30%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                          2.17%                 2.16%              2.12%           2.31%              2.39%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 91

DIVERSIFIED EQUITY FUND

CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998

For a share outstanding throughout each period


                                      SEPT. 30,             SEPT. 30,          SEPT. 30,       SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                  2006                  2005               2004            2003               2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $40.94                $39.04             $34.90          $28.56             $35.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.07)/1/             (0.02)/1/          (0.37)          (0.05)             (0.20)/1/
  (loss)
  Net realized and unrealized
   gain (loss) on investments             3.22                  5.11               4.54            6.39              (6.73)
                                      -----------           -----------        --------        --------           -----------
  Total from investment
   operations                             3.15                  5.09               4.17            6.34              (6.93)
                                      -----------           -----------        --------        --------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                  0.00              (0.03)           0.00               0.00
  Distributions from net
   realized gain                         (4.96)                (3.19)              0.00            0.00              (0.42)
                                      -----------           -----------        --------        --------           -----------
  Total distributions                    (4.96)                (3.19)             (0.03)           0.00              (0.42)
                                      -----------           -----------        --------        --------           -----------
 NET ASSET VALUE, END OF                $39.13                $40.94             $39.04          $34.90             $28.56
                                      ===========           ===========        ========        ========           ===========
  PERIOD
 TOTAL RETURN/2/                          8.20%                13.45%             11.92%          22.23%            (19.62)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $6,451                $7,170             $7,798          $9,463             $6,730
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                          2.00%                 2.00%              2.00%           2.00%              2.00%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.19)%               (0.04)%            (0.38)%         (0.33)%            (0.52)%
  Portfolio turnover                        35%                   42%                32%             32%                30%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                          2.17%                 2.16%              2.12%           2.28%              2.13%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



 92 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND

CLASS A SHARES - COMMENCED ON MAY 2, 1996

For a share outstanding throughout each period


                                    SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006             2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $36.21           $34.49           $31.32           $28.74           $37.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.44             0.52             0.45             0.46             0.44
  (loss)
  Net realized and unrealized
   gain (loss) on investments           2.85             3.74             4.59             5.04            (7.51)
                                    --------         --------         --------         --------         ---------
  Total from investment
   operations                           3.29             4.26             5.04             5.50            (7.07)
                                    --------         --------         --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.46)           (0.52)           (0.47)           (0.46)           (0.43)
  Distributions from net
   realized gain                       (7.03)           (2.02)           (1.40)           (2.46)           (0.99)
                                    --------         --------         --------         --------         ---------
  Total distributions                  (7.49)           (2.54)           (1.87)           (2.92)           (1.42)
                                    --------         --------         --------         --------         ---------
 NET ASSET VALUE, END OF              $32.01           $36.21           $34.49           $31.32           $28.74
                                    ========         ========         ========         ========         =========
  PERIOD
 TOTAL RETURN/1/                       10.73%           12.74%           16.43%           20.12%          (19.84)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $172,361         $185,533         $186,501         $161,962         $124,015
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/2/                        1.10%            1.10%            1.10%            1.10%            1.10%
  Ratio of net investment
   income (loss) to average
   net assets                           1.43%            1.49%            1.32%            1.57%            1.19%
  Portfolio turnover                       7%              20%              11%               9%              12%
  rate/3,4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,5/                        1.31%            1.22%            1.18%            1.33%            1.36%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio in which the Fund invests.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 93

EQUITY INCOME FUND

CLASS B SHARES - COMMENCED ON MAY 2, 1996

For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $36.23          $34.49          $31.31          $28.72           $37.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.22            0.25            0.21            0.25             0.16
  (loss)
  Net realized and unrealized
   gain (loss) on investments          2.82            3.74            4.57            5.02            (7.49)
                                   --------        --------        --------        --------         --------
  Total from investment
   operations                          3.04            3.99            4.78            5.27            (7.33)
                                   --------        --------        --------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.21)          (0.23)          (0.20)          (0.22)           (0.14)
  Distributions from net
   realized gain                      (7.03)          (2.02)          (1.40)          (2.46)           (0.99)
                                   --------        --------        --------        --------         --------
  Total distributions                 (7.24)          (2.25)          (1.60)          (2.68)           (1.13)
                                   --------        --------        --------        --------         --------
 NET ASSET VALUE, END OF             $32.03          $36.23          $34.49          $31.31           $28.72
                                   ========        ========        ========        ========         ========
  PERIOD
 TOTAL RETURN/1/                       9.88%          11.91%          15.56%          19.22%          (20.43)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $39,233         $59,606         $80,298         $98,690          $91,889
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/2/                       1.85%           1.85%           1.85%           1.85%            1.85%
  Ratio of net investment
   income (loss) to average
   net assets                          0.69%           0.76%           0.57%           0.82%            0.43%
  Portfolio turnover                      7%             20%             11%              9%              12%
  rate/3,4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,5/                       2.06%           1.97%           1.93%           2.13%            2.18%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio in which the Fund invests.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 94 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND

CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998

For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $37.49          $35.61          $32.26          $29.52           $38.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.23            0.27            0.22            0.25             0.18
  (loss)
  Net realized and unrealized
   gain (loss) on investments          2.94            3.86            4.70            5.19            (7.70)
                                   --------        --------        --------        --------         --------
  Total from investment
   operations                          3.17            4.13            4.92            5.44            (7.52)
                                   --------        --------        --------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.20)          (0.23)          (0.17)          (0.24)           (0.15)
  Distributions from net
   realized gain                      (7.03)          (2.02)          (1.40)          (2.46)           (0.99)
                                   --------        --------        --------        --------         --------
  Total distributions                 (7.23)          (2.25)          (1.57)          (2.70)           (1.14)
                                   --------        --------        --------        --------         --------
 NET ASSET VALUE, END OF             $33.43          $37.49          $35.61          $32.26           $29.52
                                   ========        ========        ========        ========         ========
  PERIOD
 TOTAL RETURN/1/                       9.90%          11.90%          15.54%          19.27%          (20.41)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $4,903          $6,937          $9,083         $10,689           $7,415
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/2/                       1.85%           1.85%           1.85%           1.85%            1.85%
  Ratio of net investment
   income (loss) to average
   net assets                          0.69%           0.77%           0.58%           0.82%            0.46%
  Portfolio turnover                      7%             20%             11%              9%              12%
  rate/3,4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,5/                       2.06%           1.97%           1.93%           2.07%            2.12%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio in which the Fund invests.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 95

EQUITY VALUE FUND

CLASS A SHARES - COMMENCED ON AUGUST 29, 2003

For a share outstanding throughout each period


                                  SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:              2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING         $13.82           $11.48          $9.82          $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.09          0.10/1/           0.05            0.00
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     1.32             2.31           1.62           (0.18)
                                 ---------       ----------       --------        --------
  Total from investment               1.41             2.41           1.67           (0.18)
                                 ---------       ----------       --------        --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.08)           (0.07)         (0.01)           0.00
  Distributions from net             (0.03)            0.00           0.00            0.00
                                 ---------       ----------       --------        --------
  realized gain
  Total distributions                (0.11)           (0.07)         (0.01)           0.00
                                 ---------       ----------       --------        --------
 NET ASSET VALUE, END OF            $15.12           $13.82         $11.48           $9.82
                                 =========       ==========      =========        ========
  PERIOD
 TOTAL RETURN/2/                     10.23%           21.06%         16.96%          (1.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $4,537           $3,796         $1,645             $76
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                1.25%            1.25%          1.25%           1.25%
  average net assets/4/
  Ratio of net investment
income (loss) to
   average net assets                 0.71%            0.80%          0.54%          (0.26)%
  Portfolio turnover                   107%             145%           122%              3%
  rate/5,6/
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4,7/                    1.52%            2.48%         10.90%         196.38%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 96 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND

CLASS B SHARES - COMMENCED ON AUGUST 29, 2003

For a share outstanding throughout each period


                                   SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2006              2005              2004             2003
 NET ASSET VALUE, BEGINNING          $13.69             $11.40            $9.81           $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.00            0.01/1/             0.00            (0.01)
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      1.29               2.28             1.59            (0.18)
                                  ---------         ----------         --------         --------
  Total from investment                1.29               2.29             1.59            (0.19)
                                  ---------         ----------         --------         --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              0.00               0.00             0.00             0.00
  Distributions from net              (0.03)              0.00             0.00             0.00
                                  ---------         ----------         --------         --------
  realized gain
  Total distributions                 (0.03)              0.00             0.00             0.00
                                  ---------         ----------         --------         --------
 NET ASSET VALUE, END OF             $14.95             $13.69           $11.40            $9.81
                                  =========         ==========        =========         ========
  PERIOD
 TOTAL RETURN/2/                       9.43%             20.09%           16.21%           (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $2,682             $2,245           $1,142              $37
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                 2.00%              2.00%            2.00%            2.00%
  average net assets/4/
  Ratio of net investment
income (loss) to
   average net assets                 (0.04)%             0.07%           (0.19)%          (1.08)%
  Portfolio turnover                    107%               145%             122%               3%
  rate/5,6/
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4,7/                     2.27%              3.25%           11.20%          189.72%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 97

EQUITY VALUE FUND

CLASS C SHARES - COMMENCED ON AUGUST 29, 2003

For a share outstanding throughout each period


                                   SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING          $13.69            $11.40           $9.81           $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               (0.01)          0.01/1/            0.00            (0.01)
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      1.30              2.29            1.59            (0.18)
                                  ---------        ----------        --------         --------
  Total from investment                1.29              2.30            1.59            (0.19)
                                  ---------        ----------        --------         --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              0.00             (0.01)           0.00             0.00
  Distributions from net              (0.03)             0.00            0.00             0.00
                                  ---------        ----------        --------         --------
  realized gain
  Total distributions                 (0.03)            (0.01)           0.00             0.00
                                  ---------        ----------        --------         --------
 NET ASSET VALUE, END OF             $14.95            $13.69          $11.40            $9.81
                                  =========        ==========       =========         ========
  PERIOD
 TOTAL RETURN/2/                       9.43%            20.20%          16.21%           (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period            $417              $430            $295              $12
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                 2.00              2.00%           2.00%            2.00%
  average net assets/4/
  Ratio of net investment
income (loss) to
   average net assets                 (0.03)%            0.06%          (0.19)%          (0.64)%
  Portfolio turnover                    107%              145%            122%               3%
  rate/5,6/
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4,7/                     2.27%             3.26%          11.11%          209.42%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 98 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND

CLASS A SHARES - COMMENCED ON MAY 2, 1996

For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,          SEPT. 30,             SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005               2004                  2003                2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $30.80          $27.70             $24.64                $19.50              $23.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.01/1/         0.04/1/              (0.08)/1/             (0.08)/1/           (0.10)
  (loss)
  Net realized and unrealized
   gain on investments                 2.24            4.63               3.14                  5.22               (3.34)
                                  ---------       ---------           -----------           -----------         --------
  Total from investment
   operations                          2.25            4.67               3.06                  5.14               (3.44)
                                  ---------       ---------           -----------           -----------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00            0.00               0.00                  0.00               (0.01)
  Distributions from net
   realized gain                      (4.63)          (1.57)              0.00                  0.00               (0.92)
                                  ---------       ---------           -----------           -----------         --------
  Total distributions                 (4.63)          (1.57)              0.00                  0.00               (0.93)
                                  ---------       ---------           -----------           -----------         --------
 NET ASSET VALUE, END OF             $28.42          $30.80             $27.70                $24.64              $19.50
                                  =========       =========           ===========           ===========         ========
  PERIOD
 TOTAL RETURN/2/                       7.80%          17.27%             12.38%                26.36%             (15.46)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $26,448         $22,769            $18,742               $15,576             $11,210
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                       1.49%           1.50%              1.50%                 1.50%               1.47%
  Ratio of net investment
   income (loss) to average
   net assets                          0.02%           0.15%             (0.28)%               (0.38)%             (0.43)%
  Portfolio turnover                     39%             50%                44%                   58%                 40%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                       1.57%           1.60%              1.60%                 1.82%               1.88%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 99

GROWTH EQUITY FUND

CLASS B SHARES - COMMENCED ON MAY 6, 1996

For a share outstanding throughout each period


                                    SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                2006                2005                2004                2003              2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $28.23              $25.69              $23.02              $18.37            $22.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.19)/1/           (0.16)/1/           (0.28)/1/           (0.23)/1/         (0.31)
  (loss)
  Net realized and unrealized
   gain on investments                  2.04                4.27                2.95                4.88             (3.09)
                                    -----------         -----------         -----------         -----------       --------
  Total from investment
   operations                           1.85                4.11                2.67                4.65             (3.40)
                                    -----------         -----------         -----------         -----------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00                0.00             (0.00)
  Distributions from net
   realized gain                       (4.63)              (1.57)               0.00                0.00             (0.92)
                                    -----------         -----------         -----------         -----------       --------
  Total distributions                  (4.63)              (1.57)               0.00                0.00             (0.92)
                                    -----------         -----------         -----------         -----------       --------
 NET ASSET VALUE, END OF              $25.45              $28.23              $25.69              $23.02            $18.37
                                    ===========         ===========         ===========         ===========       ========
  PERIOD
 TOTAL RETURN/2/                        7.01%              16.40%              11.60%              25.31%           (16.09)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $7,941              $8,811             $11,700             $14,379           $13,670
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                        2.24%               2.25%               2.25%               2.25%             2.22%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.75)%             (0.60)%             (1.08)%             (1.13)%           (1.18)%
  Portfolio turnover                      39%                 50%                 44%                 58%               40%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                        2.32%               2.35%               2.34%               2.59%             2.63%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 100 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND

CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998

For a share outstanding throughout each period


                                    SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                2006                2005                2004                2003              2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $29.32              $26.61              $23.87              $19.04            $23.49
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.19)/1/           (0.17)/1/           (0.28)/1/           (0.25)/1/         (0.25)
  (loss)
  Net realized and unrealized
   gain on investments                  2.13                4.45                3.02                5.08             (3.28)
                                    -----------         -----------         -----------         -----------       --------
  Total from investment
   operations                           1.94                4.28                2.74                4.83             (3.53)
                                    -----------         -----------         -----------         -----------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00                0.00              0.00
  Distributions from net
   realized gain                       (4.63)              (1.57)               0.00                0.00             (0.92)
                                    -----------         -----------         -----------         -----------       --------
  Total distributions                  (4.63)              (1.57)               0.00                0.00             (0.92)
                                    -----------         -----------         -----------         -----------       --------
 NET ASSET VALUE, END OF              $26.63              $29.32              $26.61              $23.87            $19.04
                                    ===========         ===========         ===========         ===========       ========
  PERIOD
 TOTAL RETURN/2/                        7.03%              16.47%              11.52%              25.37%           (16.10)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $989                $844              $1,097              $2,980            $1,721
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                        2.24%               2.25%               2.25%               2.25%             2.22%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.71)%             (0.62)%             (1.05)%             (1.11)%           (1.17)%
  Portfolio turnover                      39%                 50%                 44%                 58%               40%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                        2.33%               2.35%               2.34%               2.68%             2.74%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                        FINANCIAL HIGHLIGHTS 101

LARGE CAP APPRECIATION FUND

CLASS A SHARES - COMMENCED ON AUGUST 31, 2001

For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005             2004             2003             2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $11.54           $9.80            $8.92            $7.53            $9.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.01/1/         0.03/1/          0.00/1/            (0.01)           (0.01)
  (loss)
  Net realized and unrealized
   gain (loss) on investments          0.38            1.87             0.88             1.40            (1.99)
                                  ---------       ---------        ---------          -------          -------
  Total from investment
   operations                          0.39            1.90             0.88             1.39            (2.00)
                                  ---------       ---------        ---------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00           (0.04)            0.00             0.00             0.00
  Distributions from net
   realized gain                      (0.62)          (0.12)            0.00             0.00             0.00
                                  ---------       ---------        ---------          -------          -------
  Total distributions                 (0.62)          (0.16)            0.00             0.00             0.00
                                  ---------       ---------        ---------          -------          -------
 NET ASSET VALUE, END OF             $11.31          $11.54            $9.80            $8.92            $7.53
                                  =========       =========        =========          =======          =======
  PERIOD
 TOTAL RETURN/2/                       3.43%          19.52%            9.87%           18.46%          (20.99)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $36,400         $32,048          $20,393           $1,033             $898
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                       1.25%           1.25%            1.25%            1.21%            1.20%
  Ratio of net investment
   income (loss) to average
   net assets                          0.12%           0.27%           (0.11)%          (0.19)%          (0.15)%
  Portfolio turnover                    155%            133%             149%             153%             123%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                       1.42%           1.42%            1.42%            2.45%            6.48%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 102 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND

CLASS B SHARES - COMMENCED ON AUGUST 31, 2001

For a share outstanding throughout each period


                                    SEPT. 30,           SEPT. 30,           SEPT. 30,        SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                2006                2005                2004             2003           2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $11.22               $9.57               $8.78            $7.47          $9.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.07)/1/           (0.05)/1/           (0.21)/1/        (0.06)         (0.07)
  (loss)
  Net realized and unrealized
   gain (loss) on investments           0.38                1.82                1.00             1.37          (1.98)
                                    -----------          ----------          ----------       -------        -------
  Total from investment
   operations                           0.31                1.77                0.79             1.31          (2.05)
                                    -----------          ----------          ----------       -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00             0.00           0.00
  Distributions from net
   realized gain                       (0.62)              (0.12)               0.00             0.00           0.00
                                    -----------          ----------          ----------       -------        -------
  Total distributions                  (0.62)              (0.12)               0.00             0.00           0.00
                                    -----------          ----------          ----------       -------        -------
 NET ASSET VALUE, END OF              $10.91              $11.22               $9.57            $8.78          $7.47
                                    ===========         ===========          ==========       =======        =======
  PERIOD
 TOTAL RETURN/2/                        2.79%              18.60%               9.00%           17.54%        (21.53)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $3,802              $2,732              $1,509           $1,449         $1,041
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                        2.00%               2.00%               2.00%            1.95%          1.95%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.63)%             (0.51)%             (0.88)%          (0.95)%        (0.90)%
  Portfolio turnover                     155%                133%                149%             153%           123%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                        2.17%               2.17%               2.16%            3.11%          8.45%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 103

LARGE CAP APPRECIATION FUND

CLASS C SHARES - COMMENCED ON AUGUST 31, 2001

For a share outstanding throughout each period


                                    SEPT. 30,           SEPT. 30,           SEPT. 30,        SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                2006                2005                2004             2003           2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $11.23               $9.58               $8.79            $7.47          $9.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.07)/1/           (0.05)/1/           (0.15)/1/        (0.03)         (0.05)
  (loss)
  Net realized and unrealized
   gain (loss) on investments           0.37                1.82                0.94             1.35          (2.01)
                                    -----------          ----------          ----------       -------        -------
  Total from investment
   operations                           0.30                1.77                0.79             1.32          (2.06)
                                    -----------          ----------          ----------       -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00             0.00           0.00
  Distributions from net
   realized gain                       (0.62)              (0.12)               0.00             0.00           0.00
                                    -----------          ----------          ----------       -------        -------
  Total distributions                  (0.62)              (0.12)               0.00             0.00           0.00
                                    -----------          ----------          ----------       -------        -------
 NET ASSET VALUE, END OF              $10.91              $11.23               $9.58            $8.79          $7.47
                                    ===========         ===========          ==========       =======        =======
  PERIOD
 TOTAL RETURN/2/                        2.69%              18.58%               8.99%           17.67%        (21.62)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $879                $771                $699             $499           $200
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                        2.00%               2.00%               2.00%            1.95%          1.95%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.63)%             (0.44)%             (0.88)%          (0.94)%        (0.93)%
  Portfolio turnover                    1.55%                133%                149%             153%           123%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                        2.17%               2.17%               2.16%            3.96%          8.37%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 104 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND

CLASS A SHARES - COMMENCED ON OCTOBER 1, 1998

For a share outstanding throughout each period


                                      SEPT. 30,           SEPT. 30,          SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2006               2005                2004               2003              2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $49.67              $44.97             $43.96             $34.52             $44.57
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.22)/1/         0.06/1/              (0.28)/1/          (0.46)             (0.34)
  (loss)
  Net realized and unrealized
   gain (loss) on investments             0.66                4.64               1.29               9.90              (9.71)
                                      -----------        ---------           -----------        --------           --------
  Total from investment
   operations                             0.44                4.70               1.01               9.44             (10.05)
                                      -----------        ---------           -----------        --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.07)               0.00               0.00               0.00               0.00
  Distributions from net
   realized gain                          0.00                0.00               0.00               0.00               0.00
  Distributions in excess of
   realized gains                         0.00                0.00               0.00               0.00               0.00
                                      -----------        ---------           -----------        --------           --------
  Total distributions                    (0.07)               0.00               0.00               0.00               0.00
                                      -----------        ---------           -----------        --------           --------
 NET ASSET VALUE, END OF                $50.04              $49.67             $44.97             $43.96             $34.52
                                      ===========        =========           ===========        ========           ========
  PERIOD
 TOTAL RETURN/2/                          0.87%              10.45%              2.28%             27.35%            (22.55)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $484,767            $524,323           $454,499            $364,406          $141,774
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                          1.20%               1.20%              1.20%              1.20%              1.20%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.44)%              0.12%             (0.61)%            (0.69)%            (0.76)%
  Portfolio turnover                         6%                 18%                14%                13%                18%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                          1.22%               1.27%              1.28%              1.41%              1.45%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3 Includes net expenses allocated from the master portfolio in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 105

LARGE COMPANY GROWTH FUND

CLASS B SHARES - COMMENCED ON OCTOBER 1, 1998

For a share outstanding throughout each period.


                                    SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                2006                2005                2004             2003            2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $44.64              $40.72              $40.11           $31.72           $41.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.54)/1/           (0.23)/1/           (0.58)/1/        (0.68)           (0.69)
  (loss)
  Net realized and unrealized
   gain (loss) on investments           0.59                4.15                1.19             9.07            (8.77)
                                    -----------         -----------         -----------      --------         --------
  Total from investment
   operations                           0.05                3.92                0.61             8.39            (9.46)
                                    -----------         -----------         -----------      --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00             0.00             0.00
  Distributions from net
   realized gain                        0.00                0.00                0.00             0.00             0.00
  Distributions in excess of
   realized gains                       0.00                0.00                0.00             0.00             0.00
                                    -----------         -----------         -----------      --------         --------
  Total distributions                   0.00                0.00                0.00             0.00             0.00
                                    -----------         -----------         -----------      --------         --------
 NET ASSET VALUE, END OF              $44.69              $44.64              $40.72           $40.11           $31.72
                                    ===========         ===========         ===========      ========         ========
  PERIOD
 TOTAL RETURN/2/                        0.11%               9.63%               1.52%           26.45%          (22.97)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $104,320            $187,895            $220,657          $246,894        $218,625
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                        1.95%               1.95%               1.95%            1.88%            1.75%
  Ratio of net investment
   income (loss) to average
   net assets                          (1.20)%             (0.53)%             (1.36)%          (1.35)%          (1.31)%
  Portfolio turnover                       6%                 18%                 14%              13%              18%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                        1.97%               2.02%               2.03%            2.33%            2.46%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3 Includes net expenses allocated from the master portfolio in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 106 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND

CLASS C SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period.


                                    SEPT. 30,           SEPT. 30,           SEPT. 30,        SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                2006                2005                2004             2003           2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $44.72              $40.80              $40.18           $31.76         $41.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.54)/1/           (0.20)/1/           (0.58)/1/        (0.62)         (0.89)
  (loss)
  Net realized and unrealized
   gain (loss) on investments           0.59                4.12                1.20             9.04          (8.57)
                                    -----------         -----------         -----------      --------       --------
  Total from investment
   operations                           0.05                3.92                0.62             8.42          (9.46)
                                    -----------         -----------         -----------      --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00             0.00           0.00
  Distributions from net
   realized gain                        0.00                0.00                0.00             0.00           0.00
  Distributions in excess of
   realized gains                       0.00                0.00                0.00             0.00           0.00
                                    -----------         -----------         -----------      --------       --------
  Total distributions                   0.00                0.00                0.00             0.00           0.00
                                    -----------         -----------         -----------      --------       --------
 NET ASSET VALUE, END OF              $44.77              $44.72              $40.80           $40.18         $31.76
                                    ===========         ===========         ===========      ========       ========
  PERIOD
 TOTAL RETURN/2/                        0.11%               9.61%               1.54%           26.51%        (22.95)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $14,451             $21,211             $31,937          $40,436        $27,092
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets/3/                        1.95%               1.95%               1.95%            1.86%          1.75%
  Ratio of net investment
   income (loss) to average
   net assets                          (1.20)%             (0.46)%             (1.36)%          (1.34)%        (1.31)%
  Portfolio turnover                       6%                 18%                 14%              13%            18%
  rate/4,5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,6/                        1.97%               2.02%               2.03%            2.16%          2.28%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3 Includes net expenses allocated from the master portfolio in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                        FINANCIAL HIGHLIGHTS 107

SMALL COMPANY GROWTH FUND

CLASS A SHARES - COMMENCED ON JANUARY 30, 2004

For a share outstanding throughout each period.


                                       SEPT. 30,               SEPT. 30,               SEPT. 30,
 FOR THE PERIOD ENDED:                  2006                    2005                    2004
 NET ASSET VALUE, BEGINNING              $30.87                  $26.78                  $28.42
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   (0.28)/1/               (0.29)/1/               (0.21)/1/
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                          2.22                    4.55                   (1.43)
                                     -------------           -------------           -------------
  Total from investment                    1.94                    4.26                   (1.64)
                                     -------------           -------------           -------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                  0.00                    0.00                    0.00
  Distributions from net                  (2.31)                  (0.17)                   0.00
                                     -------------           -------------           -------------
  realized gain
  Total from distributions                (2.31)                  (0.17)                   0.00
                                     -------------           -------------           -------------
 NET ASSET VALUE, END OF                 $30.50                  $30.87                  $26.78
                                     =============           =============           =============
  PERIOD
 TOTAL RETURN/2/                           6.52%                  15.95%                  (5.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              $3,208                  $2,317                    $832
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                     1.45%                   1.45%                   1.45%
  average net assets/4/
  Ratio of net investment
income (loss) to
   average net assets                     (0.89)%                 (1.00)%                 (0.80)%
  Portfolio turnover                        125%                    142%                    145%
  rate/5,6/
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4,7/                         1.52%                   1.54%                   1.55%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.


7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 108 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND

CLASS B SHARES - COMMENCED ON JANUARY 30, 2004

For a share outstanding throughout each period.


                                       SEPT. 30,               SEPT. 30,               SEPT. 30,
 FOR THE PERIOD ENDED:                  2006                    2005                    2004
 NET ASSET VALUE, BEGINNING              $30.51                  $26.66                  $28.42
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   (0.48)/1/               (0.50)/1/               (0.34)/1/
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                          2.15                    4.52                   (1.42)
                                     -------------           -------------           -------------
  Total from investment                    1.67                    4.02                   (1.76)
                                     -------------           -------------           -------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                  0.00                    0.00                    0.00
  Distributions from net                  (2.31)                  (0.17)                   0.00
                                     -------------           -------------           -------------
  realized gain
  Total from distributions                (2.31)                  (0.17)                   0.00
                                     -------------           -------------           -------------
 NET ASSET VALUE, END OF                 $29.87                  $30.51                  $26.66
                                     =============           =============           =============
  PERIOD
 TOTAL RETURN/2/                           5.66%                  15.12%                  (6.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                $899                    $554                    $144
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                     2.20%                   2.20%                   2.20%
  average net assets/4/
  Ratio of net investment
income (loss) to
   average net assets                     (1.58)%                 (1.75)%                 (1.29)%
  Portfolio turnover                        125%                    142%                    145%
  rate/5,6/
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4,7/                         2.27%                   2.29%                   2.29%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.


7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 109

SMALL COMPANY GROWTH FUND

CLASS C SHARES - COMMENCED ON JANUARY 30, 2004

For a share outstanding throughout each period.


                                       SEPT. 30,               SEPT. 30,               SEPT. 30,
 FOR THE PERIOD ENDED:                  2006                    2005                    2004
 NET ASSET VALUE, BEGINNING              $30.69                  $26.82                  $28.42
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   (0.48)/1/               (0.50)/1/               (0.34)/1/
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                          2.18                    4.54                   (1.26)
                                     -------------           -------------           -------------
  Total from investment                    1.70                    4.04                   (1.60)
                                     -------------           -------------           -------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                  0.00                    0.00                    0.00
  Distributions from net                  (2.31)                  (0.17)                   0.00
                                     -------------           -------------           -------------
  realized gain
  Total from distributions                (2.31)                  (0.17)                   0.00
                                     -------------           -------------           -------------
 NET ASSET VALUE, END OF                 $30.08                  $30.69                  $26.82
                                     =============           =============           =============
  PERIOD
 TOTAL RETURN/2/                           5.73%                  15.10%                  (5.59)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                $213                     $77                     $28
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                     2.20%                   2.20%                   2.20%
  average net assets/4/
  Ratio of net investment
income (loss) to
   average net assets                     (1.58)%                 (1.73)%                 (1.29)%
  Portfolio turnover                        125%                    142%                    145%
  rate/5,6/
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4,7/                         2.27%                   2.29%                   2.27%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.


7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



 110 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND

CLASS A SHARES - COMMENCED ON JANUARY 31, 2002

For a share outstanding throughout each period


                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $15.95          $13.66          $11.56           $8.43           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.01/1/            0.00           (0.01)           0.00             0.00
  (loss)
  Net realized and unrealized
   gain (loss) on investments          0.92            3.17            1.63            3.13            (1.57)
                                  ---------        --------        --------         -------         --------
  Total from investment
   operations                          0.93            3.17            1.62            3.13            (1.57)
                                  ---------        --------        --------         -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.01)           0.00            0.00            0.00             0.00
  Distributions from net
   realized gain                      (1.32)          (0.88)           0.48            0.00             0.00
                                  ---------        --------        --------         -------         --------
  Total distributions                 (1.33)          (0.88)           0.48            0.00             0.00
                                  ---------        --------        --------         -------         --------
 NET ASSET VALUE, END OF             $15.55          $15.95          $13.66          $11.56            $8.43
                                  =========        ========        ========        ========         ========
  PERIOD
 TOTAL RETURN/2/                       6.06%          23.97%          22.75%          37.20%          (15.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $81,432         $72,680         $31,068          $8,783           $4,276
  Ratios to average net assets:/3/
  Ratio of expenses to
average
   net assets/4/                       1.41%           1.35%           1.45%           1.43%            1.38%
  Ratio of net investment
   income (loss) to average
   net assets                          0.04%           0.10%          (0.06)%          0.06%            0.00%
  Portfolio turnover                    114%             70%             64%             80%              98%
  rate/5,6/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4,7/                     1.44%           1.44%           1.58%           1.43%            2.32%



1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                        FINANCIAL HIGHLIGHTS 111

SMALL COMPANY VALUE FUND

CLASS B SHARES - COMMENCED ON JANUARY 31, 2002

For a share outstanding throughout each period


                                      SEPT. 30,          SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                  2006               2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $15.48             $13.38          $11.41           $8.38           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.11)/1/          (0.07)          (0.08)          (0.06)           (0.03)
  (loss)
  Net realized and unrealized
   gain (loss) on investments             0.89               3.05            1.57            3.09            (1.59)
                                      -----------        --------        --------         -------         --------
  Total from investment
   operations                             0.78               2.98            1.49            3.03            (1.62)
                                      -----------        --------        --------         -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00               0.00            0.00            0.00             0.00
  Distributions from net
   realized gain                         (1.32)             (0.88)           0.48            0.00             0.00
                                      -----------        --------        --------         -------         --------
  Total distributions                    (1.32)             (0.88)           0.48            0.00             0.00
                                      -----------        --------        --------         -------         --------
 NET ASSET VALUE, END OF                $14.94             $15.48          $13.38          $11.41            $8.38
                                      ===========        ========        ========        ========         ========
  PERIOD
 TOTAL RETURN/2/                          5.24%             23.01%          21.89%          36.23%          (16.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $13,463            $15,802         $11,571          $7,520           $4,860
  Ratios to average net assets:/3/
  Ratio of expenses to
average
   net assets/4/                          2.15%              2.12%           2.20%           2.18%            2.14%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.71)%            (0.70)%         (0.85)%         (0.67)%          (0.74)%
  Portfolio turnover                       114%                70%             64%             80%              98%
  rate/5,6/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4,7/                        2.18%              2.21%           2.36%           2.18%            3.46%



1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



 112 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND

CLASS C SHARES - COMMENCED ON AUGUST 30, 2002

For a share outstanding throughout each period


                                      SEPT. 30,          SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                  2006               2005            2004            2003            2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $15.48             $13.37          $11.41           $8.38           $9.05
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.11)/1/          (0.04)          (0.08)          (0.04)           0.00
  (loss)
  Net realized and unrealized
   gain (loss) on investments             0.89               3.03            1.56            3.07           (0.67)
                                      -----------        --------        --------         -------         -------
  Total from investment
   operations                             0.78               2.99            1.48            3.03           (0.67)
                                      -----------        --------        --------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00               0.00            0.00            0.00            0.00
  Distributions from net
   realized gain                         (1.32)             (0.88)           0.48            0.00            0.00
                                      -----------        --------        --------         -------         -------
  Total distributions                    (1.32)             (0.88)           0.48            0.00            0.00
                                      -----------        --------        --------         -------         -------
 NET ASSET VALUE, END OF                $14.94             $15.48          $13.37          $11.41           $8.38
                                      ===========        ========        ========        ========         =======
  PERIOD
 TOTAL RETURN/2/                          5.24%             23.11%          21.80%          36.23%          (7.40)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $4,711             $4,847          $2,769          $1,497             $59
  Ratios to average net assets:/3/
  Ratio of expenses to
average
   net assets/4/                          2.15%              2.11%           2.20%           2.18%           2.20%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.71)%            (0.67)%         (0.84)%         (0.80)%          0.68%
  Portfolio turnover                       114%                70%             64%             80%             98%
  rate/5,6/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4,7/                        2.18%              2.20%           2.35%           2.18%           7.48%



1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 113

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101865 02-07
                                                             027EGR / P901 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2007


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS



C&B Large Cap Value Fund


Equity Value Fund


Growth Equity Fund


Large Cap Appreciation Fund


Large Company Growth Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                              3
C&B Large Cap Value Fund                          4
Equity Value Fund                                 8
Growth Equity Fund                               11
Large Cap Appreciation Fund                      15
Large Company Growth Fund                        19
Description of Principal Investment Risks        23



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds           27
About Wells Fargo Funds Trust                      27
The Investment Adviser and Portfolio Managers      27
The Sub-Advisers and Portfolio Managers            28
Dormant Investment Advisory Arrangements           30
Dormant Multi-Manager Arrangement                  31




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       32
How to Buy Shares         34
How to Sell Shares        36
How to Exchange Shares    38
Account Policies          40




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           42
Taxes                                   42
Master/Gateway/SM/ Structure            43
Financial Highlights                    53
For More Information            Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Growth Equity Fund, this section provides a percentage breakdown of the Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cooke & Bieler, L.P.



PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA



FUND INCEPTION:
5/15/1990
INSTITUTIONAL CLASS
Ticker: CBLSX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.


[GRAPHIC APPEARS HERE]





                           Calendar Year Total Returns for the Institutional Class/1/
                                              as of 12/31 each year
 1997       1998       1999        2000       2001        2002         2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%      -10.89%      33.46%      12.76%      0.93%      22.09%






             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003      20.94%
  Worst Quarter:      Q3    2002     -17.54%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                      1 YEAR         5 YEARS        10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                                22.09%          10.57%         11.50%
  Returns After Taxes on Distributions/2/                             20.31%           9.40%          8.44%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/     15.00%           8.59%          8.48%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                                22.25%          10.86%         11.00%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on July 26, 2004. Prior to April 11, 2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the unnamed class of shares of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases             None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                         None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees/1/                            0.75%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.20%
  TOTAL ANNUAL FUND OPERATING EXPENSES          0.95%
  Fee Waivers                                   0.25%
  NET EXPENSES/3/                               0.70%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $        72
   3 Years     $       278
   5 Years     $       501
  10 Years     $     1,144



                                                      C&B LARGE CAP VALUE FUND 7

EQUITY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Systematic Financial Management, L.P.



PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA



FUND INCEPTION:
8/29/2003
INSTITUTIONAL CLASS
Ticker: WLVSX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk

   o  Derivatives Risk

   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 8 EQUITY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



[GRAPHIC APPEARS HERE]






Calendar Year Total Returns for
   the Institutional Class/1/
     as of 12/31 each year
 2004        2005       2006
15.27%      10.36%      17.49%






             BEST AND WORST QUARTER
  Best Quarter:     Q4    2004      10.97%
  Worst Quarter:    Q2    2006      -0.27%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                      1 YEAR        LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                                17.49%              16.33%
  Returns After Taxes on Distributions/2/                             16.67%              16.01%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/     11.86%              14.09%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                                22.25%              17.92%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on August 31, 2006. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY VALUE FUND was named the Wells Fargo Large Cap Value Fund. Performance shown for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares annual returns are substantially similar to what the Institutional Class shares annual returns would be because the Administrator Class shares and Institutional Class shares are invested in the same portfolio and their annual returns differ only to the extent that they do not have the same expenses. The Administrator Class incepted on August 29, 2003. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



                                                             EQUITY VALUE FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge                                           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                           None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                        0.75%
  Distribution (12b-1) Fees                 0.00%
  Other Expenses/2/                         0.23%
  TOTAL ANNUAL FUND OPERATING EXPENSES      0.98%
  Fee Waivers                               0.23%
  NET EXPENSES/3/                           0.75%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over$5 billion.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $      77
   3 Years     $     289



 10 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
4/30/1989
INSTITUTIONAL CLASS
Ticker: WGEIX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk

   o  Index Tracking Risk
   o  Issuer Risk


   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Small Company Securities Risk
   o  Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                           GROWTH EQUITY FUND 11

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





 INVESTMENT STYLE/PORTFOLIOS               TARGET ALLOCATION              SUB-ADVISER
 Large Cap Growth Style                     35.00%
  Disciplined Growth Portfolio                                  5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                               30.00%     Peregrine Capital Management, Inc.
 Small Cap Style*                           35.00%
  Small Cap Index Portfolio                                    11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                               11.67%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                 1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                          10.50%     Wells Capital Management Incorporated
 International Style                        30.00%
  International Core Portfolio                                  7.50%     New Star Institutional Managers
  International Growth Portfolio                                7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                                 7.50%     SSgA Funds Management
  International Value Portfolio                                 7.50%     LSV Asset Management
 TOTAL FUND ASSETS                         100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



 12 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                Calendar Year Total Returns for the Institutional Class/1/
                                  as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
20.09%   16.50%   25.72%   -0.07%   -14.19%   -21.56%   33.94%   11.93%   8.22%   12.82%






            BEST AND WORST QUARTER
  Best Quarter:      Q4    1999       20.08%
  Worst Quarter:     Q3    2002      -20.19%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                          1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                                    12.82%        7.50%          8.03%
  Returns After Taxes on Distributions/2/                                 10.35%        6.24%          6.06%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/         10.23%        6.17%          6.21%
 S&P 500 (Reg. TM) INDEX/3/                                               15.78%        6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/                                         17.44%        9.49%          7.85%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

4    The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
     TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannot invest directly in an index.

                                                           GROWTH EQUITY FUND 13

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases             None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                         None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



        ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                        0.25%
  Distribution (12b-1) Fees                                                 0.00%
  Other Expenses/2/                                                         0.17%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/         0.70%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.12%
  Fee Waivers                                                               0.07%
  NET EXPENSES/4/                                                           1.05%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year        $      107
   3 Years       $      349
   5 Years       $      610
  10 Years       $    1,357



 14 GROWTH EQUITY FUND

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cadence Capital Management, LLC



PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA

Michael J. Skillman




FUND INCEPTION:
8/31/2001
INSTITUTIONAL CLASS
Ticker: WFASX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

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PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


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PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                  LARGE CAP APPRECIATION FUND 15

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PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk

   o Growth Style Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 16 LARGE CAP APPRECIATION FUND

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PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



[GRAPHIC APPEARS HERE]







    Calendar Year Total Returns for the
           Institutional Class/1/
           as of 12/31 each year

2002      2003     2004     2005    2006
-23.69%   27.66%   12.13%   9.10%   6.52%






            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003       12.58%
  Worst Quarter:     Q3    2002      -15.92%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                           1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                                      6.52%        4.89%             4.75%
  Returns After Taxes on Distributions/2/                                   4.97%        4.34%             4.24%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/           5.41%        4.10%             3.99%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                     9.07%        2.69%             3.21%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on August 31, 2006. Performance shown for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares annual returns are substantially similar to what the Institutional Class shares annual returns would be because the Administrator Class shares and Institutional Class shares are invested in the same portfolio and their annual returns differ only to the extent that they do not have the same expenses. The Administrator Class incepted on August 31, 2001. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.



                                                  LARGE CAP APPRECIATION FUND 17

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FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                        0.70%
  Distribution (12b-1) Fees                 0.00%
  Other Expenses/2/                         0.23%
  TOTAL ANNUAL FUND OPERATING EXPENSES      0.93%
  Fee Waivers                               0.23%
  NET EXPENSES/3/                           0.70%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $1 billion; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year        $   72
   3 Years       $  273



 18 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
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INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA



FUND INCEPTION:
12/31/1982
INSTITUTIONAL CLASS
Ticker: WLCSX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

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PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and


o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    LARGE COMPANY GROWTH FUND 19

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PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 20 LARGE COMPANY GROWTH FUND

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PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





               Calendar Year Total Returns for the Institutional Class/1/
                                 as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004    2005    2006
33.35%   48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.37%   5.95%   2.44%






            BEST AND WORST QUARTER
  Best Quarter:      Q4    1998       31.64%
  Worst Quarter:     Q1    2001      -22.83%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                        1 YEAR       5 YEARS     10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                                  2.44%        0.45%       7.35%
  Returns After Taxes on Distributions/2/                               2.43%        0.40%       7.03%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       1.58%        0.35%       6.38%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                 9.07%        2.69%       5.44%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on June 30, 2004. Prior to April 11, 2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


                                                    LARGE COMPANY GROWTH FUND 21

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FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                             0.68%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES           0.85%
  Fee Waivers                                    0.10%
  NET EXPENSES/3/                                0.75%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year           $      77
   3 Years          $     261
   5 Years          $     462
  10 Years          $   1,040



 22 LARGE COMPANY GROWTH FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
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Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK           Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                 An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK       Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                              ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                              ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


 24 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 25

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES      Securities of small companies tend to be more volatile and less liquid than larger company
RISK                          stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.



 26 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
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ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 27

The following portfolio managers are responsible for determining the asset allocation of the Growth Equity Fund's investments in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.





THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Chan joined Funds Management in 2002 as a member of the
                         Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining
                         Funds Management, Mr. Chan served as a director in the Investments Department at
                         mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                         of California at Los Angeles.
ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Owen joined Funds Management in 1996 as a member of the
                         Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Except for the Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.





=============================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr Bannick is jointly responsible for managing the Large Cap Appreciation Fund, which
Large Cap Appreciation Fund   he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education: B.S.,
                              Physics, University of Massachusetts; M.B.A., Finance, Boston University.
ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.


 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.




=============================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke &
Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke &
Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and has served as a partner, portfolio manager and research analyst since that time. Education: B.S., Computer
                              Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he has served as a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              Economics, Davidson College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he has been a portfolio manager and research analyst since that time and became a partner in 2006. Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's
                              2001 management buyout. Education: B.A., Economics and Philosophy, Colgate
                              University; M.B.A., University of Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. He joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                              Business; M.B.A., Wharton School of Business.




                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund     which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a vice president and portfolio manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                              Wisconsin.




=============================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck,
NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                              Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                              is a member of the Association for Investment Management and Research (AIMR) and
                              the New York Society of Security Analysts (NYSSA).
RONALD M. MUSHOCK, CFA        Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the AIMR and the NYSSA.
=============================


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the the C&B Large Cap Value Fund, Equity Value Fund, Large Cap Appreciation Fund and Large Company Growth Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more


 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.



The Equity Value Fund, Growth Equity Fund and Large Company Growth Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.



DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund and the Equity Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 32 PRICING FUND SHARES

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 33

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:


o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;


o Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and


o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.




 INSTITUTIONS PURCHASING      OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                             -----------------------------------------------   ------------------------------------
 SHARES DIRECTLY
---------------------------
 Through Your Investment      Contact your investment representative           Contact your investment
                             ----------------------------------------------
 Representative                                                                representative
---------------------------                                                    ------------------------------------
 By Telephone or Internet    A new account may not be opened by                To buy additional shares or to buy
---------------------------  telephone or internet unless the institution      shares in a new Fund:
                             has another Wells Fargo Advantage Fund            o Call Investor Services at 1-800-
                             account. If the institution does not currently    222-8222 or
                             have an account, contact your investment          o Call 1-800-368-7550 for the
                             representative.
                             ----------------------------------------------
                                                                               automated phone system or
                                                                               o visit our Web site at
                                                                               www.wellsfargo.com/
                                                                               advantagefunds
                                                                               ------------------------------------

 34 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
              OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
             ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------
 By Wire                                                      To buy additional shares, instruct
------------
              o Complete and sign the Institutional Class
                                                             your bank or financial institution to
             account application
                                                             use the same wire instructions
             o Call Investor Services at 1-800-222-8222 for
                                                             shown to the left.
                                                             --------------------------------------
             faxing instructions
             o Use the following wiring instructions:
             State Street Bank & Trust
             Boston, MA
             Bank Routing Number: ABA 011000028
             Wire Purchase Account: 9905-437-1
             Attention: WELLS FARGO ADVANTAGE FUNDS
             (Name of Fund, Account
             Number )
             Account Name: Provide your
             name as registered on the
             Fund account
             -----------------------------------------------
 In Person   Investors are welcome to visit the Investor      See instructions shown to the left.
             Center in person to ask questions or conduct
             any Fund transaction. The Investor Center is
             located at 100 Heritage Reserve, Menomonee
             Falls, Wisconsin 53051.

------------ ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:



o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.



                                                            HOW TO BUY SHARES 35

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.




 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
----------------------------- ---------------------------------------------------------------------
  Representative
-----------------------------
 By Telephone /               o To speak with an investor services representative call 1-800-
 Electronic Funds Transfer    222-8222 or use the automated phone system at 1-800-368-
-----------------------------
(EFT)
-------------------------  --
                              7550.
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              -----
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.

----------------------------- -----


GENERAL NOTES FOR SELLING SHARES:


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments



 36 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.



                                                           HOW TO SELL SHARES 37

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to


 38 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 39

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


 40 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 41

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 42 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
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Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.



DESCRIPTION OF MASTER PORTFOLIOS

The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.




 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 43

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EQUITY VALUE PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


 44 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL CORE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S. companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 45

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL INDEX     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO             international portfolio of common stocks represented by the Morgan Stanley
                        Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                        the "Index"), before expenses.
                        PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                        Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                        A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                        EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                        EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 46 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                           non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we consider companies in the
                           Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 47

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                              10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                              capitalization companies as those with market capitalizations of $3 billion or more.
                              We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                              dominance in their niche or industry; low cost producers; low levels of leverage;
                              potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                              Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                              Index), before expenses.
                              PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                              Portfolio's performance can be expected to approximate but not equal that of the
                              S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 48 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO              appreciation.
                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of
                         September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 49

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                    investing primarily in small capitalization securities.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the
                              Russell 2500 Index was $400 million to $7.7 billion, as of September 30, 2006, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                              A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                              term prospects of companies. To identify these opportunities, we follow a bottom-
                              up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                              Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


 50 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE     The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)        disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                              Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                              We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.



=============================
ARTISAN PARTNERS LIMITED
PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue,Suite 800, Milwaukee, WI
53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International
Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.




================================================================================
CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and
Portfolio Managers" sub-section.




================================================================================
COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value
Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The
Sub-Advisers and Portfolio Managers" sub-section.




================================================================================



                                                 MASTER/GATEWAY/SM/ STRUCTURE 51

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000,
Chicago, IL 60606, is the investment sub-adviser for the International Value
Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



================================================================================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge
Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and
U.S.-based corporate, endowment and foundation clients.



================================================================================
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio,
Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio
Managers" sub-section.




================================================================================
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith), an affiliate of Funds Management, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.





================================================================================
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio
Managers" sub-section.
================================================================================




WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo &
Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Strategic Small Cap Value Portfolio and the Small Cap Index
Portfolio in which certain gateway funds invest substantially all or a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital
Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


 52 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


C&B LARGE CAP VALUE FUND

INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 26, 2004

For a share outstanding throughout each period


                                                                        SEPT. 30,       SEPT. 30,       OCT. 31,
 FOR THE PERIOD ENDED:                                                    2006           2005/1/          2004
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $   8.67        $    8.28        $    8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            0.16           0.09/2/            0.02
  Net realized and unrealized gain (loss)
   on investments                                                         1.17             0.41             0.25
                                                                      --------        ---------         --------
  Total from investment operations                                        1.33             0.50             0.27
                                                                      --------        ---------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.08)           (0.04)            0.00
  Distributions from net realized gain                                   (0.18)           (0.07)            0.00
                                                                      --------        ---------         --------
  Total from distributions                                               (0.26)           (0.11)            0.00
                                                                      --------        ---------         --------
 NET ASSET VALUE, END OF PERIOD                                       $   9.74            $8.67            $8.28
                                                                      ========        =========         ========
 TOTAL RETURN/3/                                                         15.63%            6.05%            3.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $ 70,113        $ 63,303         $  15,030
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets/5/                              0.70%            0.70%            0.70%
  Ratio of net investment income (loss) to average net assets             1.74%            1.14%            0.91%
  Portfolio turnover rate/6/                                                29%/7/           25%/7/           30%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses./4,5,8/                   0.85%            0.90%            1.22%



1    In 2005, the Fund changed its fiscal year-end from October 31 to September
     30.
2    Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4    Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolio in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 53

EQUITY VALUE FUND

INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006

For a share outstanding throughout each period


                                                                  SEPT. 30,
 FOR THE PERIOD ENDED:                                             2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                         $       15.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.01
  Net realized and unrealized gain (loss)
   on investments                                                       0.18
                                                              --------------
  Total from investment operations                                      0.19
                                                              --------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              0.00
  Distributions from net realized gain                                  0.00
                                                              --------------
  Total distributions                                                   0.00
                                                              --------------
 NET ASSET VALUE, END OF PERIOD                               $        15.36
                                                              ==============
 TOTAL RETURN/2/                                                        1.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $           10
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/                            0.65%
  Ratio of net investment income (loss) to
   average net assets                                                   0.82%
  Portfolio turnover rate/5,6/                                           107%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/3,4,7/                  0.97%



1    For the period August 31, 2006 (Commencement of Class) to September 30,
     2006.


2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3    Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.

5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



 54 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND

INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                                         SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                                                   2006             2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $31.19           $28.50

 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                               0.13/2/          0.03/2/

  Net realized and unrealized gain on investments                            2.29             2.66
                                                                     ------------     ------------
  Total from investment operations                                           2.42             2.69
                                                                     ------------     ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                  (0.12)            0.00
  Distributions from net                                                    (4.63)            0.00
                                                                     ------------     ------------
  realized gain Total distributions                                         (4.75)            0.00
                                                                     ------------     ------------
 NET ASSET VALUE, END OF PERIOD                                      $      28.86           $31.19
                                                                     ============     ============
 TOTAL RETURN/3/                                                             8.30%            9.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                   $    140,423         $131,489
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets/5/                                 1.04%            1.05%
  Ratio of net investment income (loss) to average net assets                0.46%            0.19%
  Portfolio turnover rate/6,7/                                                 39%              50%
  Ratio of expenses to net assets prior to waived fees and
   reimbursed expenses/4,5,8/                                                1.12%            1.12%


1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
2    Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4    Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolios in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


7 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                         FINANCIAL HIGHLIGHTS 55

LARGE CAP APPRECIATION FUND

INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006

For a share outstanding throughout each period


                                                    SEPT. 30,
 FOR THE PERIOD ENDED:                               2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD           $        11.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.01/2/
  Net realized and unrealized gain (loss)
   on investments                                         0.24
                                                --------------
  Total from investment operations                        0.25
                                                --------------

 LESS DISTRIBUTIONS:
  Distributions from net investment income                0.00
  Distributions from net realized gain                    0.00
                                                --------------
  Total distributions                                     0.00
                                                --------------
 NET ASSET VALUE, END OF PERIOD                 $        11.43
                                                ==============
 TOTAL RETURN/3/                                          2.24%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $           10
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets/5/              0.62%
  Ratio of net investment income (loss) to
   average net assets                                     0.62%
  Portfolio turnover rate/6,7/                             155%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4,5,8/                                        0.91%



1 For the period from August 31, 2006 (commencement of Class) to September 30, 2006.
2    Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4    Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolio in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.


8 During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



 56 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND

INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 30, 2004

For a share outstanding throughout each period


                                                                  SEPT. 30,         SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                                             2006              2005                2004
 NET ASSET VALUE, BEGINNING                                      $   47.27        $    42.75           $   44.93
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        0.00              0.24/1/            (0.02)/1/
  Net realized and unrealized gain
  (loss) on investments                                               0.64              4.44               (2.16)
                                                                 ---------        ----------           ---------
  Total from investment operations                                    0.64              4.68               (2.18)
                                                                 ---------        ----------           ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                            (0.15)            (0.16)               0.00
  Distributions from net realized gain                                0.00              0.00                0.00
  Distributions in excess of realized gain                            0.00              0.00                0.00
                                                                 ---------        ----------           ---------
  Total distributions                                                (0.15)            (0.16)               0.00
                                                                 ---------        ----------           ---------
 NET ASSET VALUE, END OF PERIOD                                 $   47.76        $    47.27           $   42.75
                                                                 =========        ==========           =========
 TOTAL RETURN/2/                                                      1.34%            10.96%              (4.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $  109,216          $104,469             $52,884
  Ratios to average net assets:/3/
  Ratio of expenses to                                                0.75%             0.75%               0.75%
  average net assets/4/
  Ratio of net investment income (loss) to
   average net assets                                                 0.01%             0.53%              (0.04)%
  Portfolio turnover rate/5,6/                                           6%               18%                 14%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,4,7/                                                    0.77%             0.82%               0.85%


1    Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3    Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements

                                                         FINANCIAL HIGHLIGHTS 57

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101868 02-07
                                                            027EGIT / P904 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund


Diversified Equity Fund


Diversified Small Cap Fund


Emerging Growth Fund


Equity Income Fund


Equity Value Fund


Growth Equity Fund

Index Fund


Large Cap Appreciation Fund


Large Company Growth Fund


Small Company Growth Fund


Small Company Value Fund


Strategic Small Cap Value Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                                    3
C&B Large Cap Value Fund                                4
Diversified Equity Fund                                 8
Diversified Small Cap Fund                             12
Emerging Growth Fund                                   16
Equity Income Fund                                     19
Equity Value Fund                                      23
Growth Equity Fund                                     26
Index Fund                                             30
Large Cap Appreciation Fund                            33
Large Company Growth Fund                              37
Small Company Growth Fund                              41
Small Company Value Fund                               45
Strategic Small Cap Value Fund                         49
Description of Principal Investment Risks              52



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds               56
About Wells Fargo Funds Trust                          56
The Investment Adviser and Portfolio Managers          56
The Sub-Advisers and Portfolio Managers                57
Dormant Investment Advisory Arrangements               65
Dormant Multi-Manager Arrangement                      65




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       66
How to Buy Shares         68
How to Sell Shares        70
How to Exchange Shares    72
Account Policies          74




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           76
Taxes                                   76
Master/Gateway/SM/ Structure            77
Financial Highlights                    88
For More Information            Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Emerging Growth Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund, this section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cooke & Bieler, L.P.



PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA



FUND INCEPTION:
5/15/1990
ADMINISTRATOR CLASS
Ticker: CBLLX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.


[GRAPHIC APPEARS HERE]





                           Calendar Year Total Returns for the Administrator Class/1/
                                              as of 12/31 each year
 1997       1998       1999        2000       2001         2002        2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.56%      0.52%      21.91%






             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002       -17.54%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                                  1 YEAR         5 YEARS         10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                        21.91%          10.41%          11.42%
  Returns After Taxes on Distributions/2/                                     20.23%           9.27%           8.38%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/             14.89%           8.47%           8.43%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                                        22.25%          10.86%          11.00%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on July 26, 2004. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the unnamed class of shares of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases               None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                           None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.47%
  TOTAL ANNUAL FUND                    1.22%
  OPERATING EXPENSES
  Fee Waivers                          0.27%
  NET EXPENSES/3/                      0.95%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $            97
   3 Years     $           360
   5 Years     $           644
  10 Years     $         1,453



                                                      C&B LARGE CAP VALUE FUND 7

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1988
ADMINISTRATOR CLASS
Ticker: NVDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.



We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk

   o  Growth Style Investment Risk
   o  Index Tracking Risk

   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Small Company Securities Risk
   o  Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 8 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/GatewaySM Structure" for more information on these master portfolios.





 INVESTMENT STYLE/PORTFOLIOS     TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                    25.00%
  Equity Income Portfolio                                   8.33%     Wells Capital Management Incorporated
  Equity Value Portfolio                                    8.34%     Systematic Financial Management, L.P.
  C&B Large Cap Value Portfolio                             8.33%     Cooke & Bieler, L. P.
 Large Cap Blend Style                    25.00%
  Index Portfolio                                          25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                   25.00%
  Disciplined Growth Portfolio                              5.00%     Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                          2.50%     Cadence Capital Management, LLC
  Large Company Growth Portfolio                           17.50%     Peregrine Capital Management, Inc.
 Small Cap Style*                         10.00%
  Small Cap Index Portfoli  o                               3.34%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                            3.33%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                             0.33%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                       3.00%     Wells Capital Management Incorporated
 International Style                      15.00%
  International Core Portfolio                              3.75%     New Star Institutional Managers
  International Growth Portfolio                            3.75%     Artisan Partners Limited Partnership
  International Index Portfolio                             3.75%     SSgA Funds Management
  International Value Portfolio                             3.75%     LSV Asset Management

                                      ---------
 TOTAL FUND ASSETS                       100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



                                                       DIVERSIFIED EQUITY FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                Calendar Year Total Returns for the Administrator Class/1/
                                  as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
25.72%   22.35%   20.45%   -1.91%   -12.46%   -21.96%   29.43%   10.76%   6.52%   14.21%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       19.88%
  Worst Quarter:      Q3    2002      -19.36%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                                 1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                       14.21%        6.36%          8.03%
  Returns After Taxes on Distributions/2/                                    12.12%        5.01%          6.67%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/            10.95%        5.06%          6.53%
 S&P 500 (Reg. TM) INDEX/3/                                                  15.78%        6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX/4/                                       17.50%        8.35%          8.58%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.


4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000 (Reg. TM)/ /Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM)//Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.



 10 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                  None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                              None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                   0.25%
  Distribution (12b-1) Fees                                            0.00%
  Other Expenses/2/                                                    0.43%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/    0.56%
  TOTAL ANNUAL FUND                                                    1.24%
  OPERATING EXPENSES
  Fee Waivers                                                          0.24%
  NET EXPENSES/4/                                                      1.00%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $102
   3 Years                $370
   5 Years                $658
  10 Years              $1,479



                                                      DIVERSIFIED EQUITY FUND 11

DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: NVDSX

INVESTMENT OBJECTIVE
The Diversified Small Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities of small-capitalization companies. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Currently, the Fund's portfolio combines the small-capitalization equity styles of several master portfolios. Small capitalization companies are defined by the individual master portfolios in which the Fund invests. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.




We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Foreign Investment Risk

   o  Growth Style Investment Risk
   o  Index Tracking Risk

   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Small Company Securities Risk
   o  Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 12 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/GatewaySM Structure" for more information on these master portfolios.





 INVESTMENT STYLE/PORTFOLIOS*     TARGET ALLOCATION       SUB-ADVISER
  Small Cap Index Portfolio                33.33%         Wells Capital Management Incorporated
  Small Company Growth Portfolio           33.33%         Peregrine Capital Management, Inc.
  Small Company Value Portfolio            3.34%         Peregrine Capital Management, Inc.
  Strategic Small Cap                      30.00%         Wells Capital Management Incorporated
  Value Portfolio

                                      ----------
 TOTAL FUND ASSETS                        100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



                                                   DIVERSIFIED SMALL CAP FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1998     1999    2000     2001    2002      2003     2004     2005    2006
-8.60%   9.85%   11.74%   2.08%   -14.55%   43.93%   19.11%   6.74%   13.20%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.57%
  Worst Quarter:      Q3    1998      -23.73%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                              1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                    13.20%       12.10 %             8.17%
  Returns After Taxes on Distributions/2/                                 10.61%        10.86%             7.27%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/         10.26%        10.20%             6.85%
 RUSSELL 2000 (Reg. TM) INDEX/3/                                          18.37%        11.39%             8.09%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on December 31, 1997. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.


 14 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                      0.25%
  Distribution (12b-1) Fees                                               0.00%
  Other Expenses/2/                                                       0.44%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/       0.62%
  TOTAL ANNUAL FUND                                                       1.31%
  OPERATING EXPENSES
  Fee Waivers                                                             0.11%
  NET EXPENSES/4/                                                         1.20%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $122
   3 Years                $404
   5 Years                $708
  10 Years              $1,569



                                                   DIVERSIFIED SMALL CAP FUND 15

EMERGING GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA



FUND INCEPTION:
1/31/2007

ADMINISTRATOR CLASS
Ticker: WFGDX


INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and


o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Active Trading Risk
   o Counter-Party Risk

   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         EMERGING GROWTH FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                  None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                              None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
  Management Fees/1/                   0.90%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.47%
  TOTAL ANNUAL FUND                    1.37%
  OPERATING EXPENSES
  Fee Waivers                          0.17%
  NET EXPENSES/3/                      1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $122
   3 Years              $417



 18 EMERGING GROWTH FUND

EQUITY INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg



FUND INCEPTION:
3/31/1989
ADMINISTRATOR CLASS
Ticker: NVIEX

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                           EQUITY INCOME FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk

   o Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 20 EQUITY INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





              Calendar Year Total Returns for the Administrator Class/1/
                                 as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004     2005    2006
28.04%   17.85%   8.28%   1.90%   -5.45%   -19.68%   26.28%   11.42%   5.45%   18.67%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       16.74%
  Worst Quarter:      Q3    2002      -20.82%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                       1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                             18.67%          7.18%         8.33%
  Returns After Taxes on Distributions/2/                          15.68%          4.84%         6.59%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/  14.96%          5.44%         6.64%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                             22.25%         10.86%        11.00%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



                                                           EQUITY INCOME FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                   None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                               None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.72%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.46%
  TOTAL ANNUAL FUND                    1.18%
  OPERATING EXPENSES
  Fee Waivers                          0.33%
  NET EXPENSES/3/                      0.85%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $87
   3 Years                $342
   5 Years                $617
  10 Years              $1,402



 22 EQUITY INCOME FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Systematic Financial Management, L.P.



PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA



FUND INCEPTION:
8/29/2003
ADMINISTRATOR CLASS
Ticker: WLVIX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk

   o  Derivatives Risk

   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                            EQUITY VALUE FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





Calendar Year Total Returns
  for the Administrator
         Class/1/
  as of 12/31 each year
2004     2005     2006
15.27%   10.36%   17.49%






           BEST AND WORST QUARTER
  Best Quarter:      Q4    2004      10.97%
  Worst Quarter:     Q2    2006      -0.27%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                           1 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                 17.49%             16.33%
  Returns After Taxes on Distributions/2/                              16.67%             16.01%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/      11.86%             14.09%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                                 22.25%             17.92%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on August 29, 2003. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY VALUE FUND-Administrator Class was named the Wells Fargo Large Cap Value Fund-Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



 24 EQUITY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases             None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                         None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.60%
  TOTAL ANNUAL FUND                    1.35%
  OPERATING EXPENSES
  Fee Waivers                          0.35%
  NET EXPENSES/3/                      1.00%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $102
   3 Years                $393
   5 Years                $706
  10 Years              $1,593



                                                            EQUITY VALUE FUND 25

GROWTH EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
4/30/1989
ADMINISTRATOR CLASS
Ticker: NVGEX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk

   o  Index Tracking Risk
   o  Issuer Risk


   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

   o  Small Company Securities Risk
   o  Value Style Investment Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 26 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT

The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.





 INVESTMENT STYLE/PORTFOLIOS     TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                   35.00%
  Disciplined Growth Portfolio                              5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                           30.00%     Peregrine Capital Management, Inc.
 Small Cap Style*                         35.00%
  Small Cap Index Portfolio                                11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                           11.67%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                             1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                      10.50%     Wells Capital Management Incorporated
 International Style                      30.00%
  International Core Portfolio                              7.50%     New Star Institutional Managers
  International Growth Portfolio                            7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                             7.50%     SSgA Funds Management
  International Value Portfolio                             7.50%     LSV Asset Management

                                      ---------
 TOTAL FUND ASSETS                       100.00%



* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.



                                                           GROWTH EQUITY FUND 27

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                Calendar Year Total Returns for the Administrator Class/1/
                                  as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
20.09%   16.50%   25.72%   -0.07%   -14.19%   -21.56%   33.94%   11.93%   8.10%   12.61%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       20.08%
  Worst Quarter:      Q3    2002      -20.19%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                             1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                    12.61%        7.44%          8.00%
  Returns After Taxes on Distributions/2/                                 10.23%        6.21%          6.04%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/         10.10%        6.14%          6.19%
 S&P 500 (Reg. TM) INDEX/3/                                               15.78%        6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/                                         17.44%        9.49%          7.85%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

4   The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
    TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You can not invest directly in an index.


 28 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                  None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                              None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                  0.25%
  Distribution (12b-1) Fees                                           0.00%
  Other Expenses/2/                                                   0.45%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/   0.70%
  TOTAL ANNUAL FUND                                                   1.40%
  OPERATING EXPENSES
  Fee Waivers                                                         0.15%
  NET EXPENSES/4/                                                     1.25%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.


3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $127
   3 Years                $428
   5 Years                $752
  10 Years              $1,667



                                                           GROWTH EQUITY FUND 29

INDEX FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGER
Gregory T. Genung, CFA



FUND INCEPTION:
1/31/1987
ADMINISTRATOR CLASS
Ticker: NVINX

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions.


A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 30 INDEX FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                Calendar Year Total Returns for the Administrator Class/1/
                                  as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
33.18%   28.33%   20.59%   -9.20%   -11.93%   -22.03%   28.28%   10.60%   4.69%   15.47%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       21.32%
  Worst Quarter:      Q3    2002      -17.20%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                          1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                15.47%        5.99%          8.22%
  Returns After Taxes on Distributions/2/                             14.51%        5.36%          7.32%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/     10.56%        4.81%          6.77%
 S&P 500 (Reg. TM) INDEX/3,4/                                         15.78%        6.19%          8.42%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


                                                                   INDEX FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                  None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                              None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.09%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.29%
  TOTAL ANNUAL FUND                    0.38%
  OPERATING EXPENSES
  Fee Waivers                          0.13%
  NET EXPENSES/3/                      0.25%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.10% for the first $1 billion; 0.075% for the next $4 billion; and 0.05% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $26
   3 Years              $109
   5 Years              $200
  10 Years              $468



 32 INDEX FUND

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cadence Capital Management, LLC



PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA

Michael J. Skillman




FUND INCEPTION:
8/31/2001
ADMINISTRATOR CLASS
Ticker: WFAKX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                  LARGE CAP APPRECIATION FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk

   o Growth Style Investment Risk
   o Issuer Risk


   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 34 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





    Calendar Year Total Returns for the
          Administrator Class/1/
           as of 12/31 each year
2002      2003     2004     2005    2006
-23.69%   27.66%   12.13%   9.10%   6.52%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       12.58%
  Worst Quarter:      Q3    2002      -15.92%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                                1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                       6.52%        4.89%              4.75%
  Returns After Taxes on Distributions/2/                                    4.97%        4.34%              4.24%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/            5.41%        4.10%              3.99%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                      9.07%        2.69%              3.21%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on August 31, 2001. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.



                                                  LARGE CAP APPRECIATION FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                            None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.70%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.56%
  TOTAL ANNUAL FUND                    1.26%
  OPERATING EXPENSES
  Fee Waivers                          0.26%
  NET EXPENSES/3/                      1.00%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $1 billion; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $102
   3 Years                $374
   5 Years                $667
  10 Years              $1,500



 36 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA



FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and


o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    LARGE COMPANY GROWTH FUND 37

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 38 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





               Calendar Year Total Returns for the Administrator Class/1/
                                 as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004    2005    2006
33.35%   48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.26%   5.73%   2.23%






            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.64%
  Worst Quarter:      Q1    2001      -22.83%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                    1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                              2.23%        0.34%          7.29%
  Returns After Taxes on Distributions/2/                           2.24%        0.32%          6.99%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/   1.45%        0.28%          6.34%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                             9.07%        2.69 %         5.44%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.



                                                    LARGE COMPANY GROWTH FUND 39

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                   None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                               None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.68%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.44%
  TOTAL ANNUAL FUND                    1.12%
  OPERATING EXPENSES
  Fee Waivers                          0.17%
  NET EXPENSES/3/                      0.95%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $97
   3 Years                $339
   5 Years                $600
  10 Years              $1,348



 40 LARGE COMPANY GROWTH FUND

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
William A. Grierson
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA



FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVSCX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    SMALL COMPANY GROWTH FUND 41

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 42 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





             Calendar Year Total Returns for the Administrator Class/1/
                                as of 12/31 each year
1997    1998     1999     2000    2001    2002      2003     2004     2005    2006
22.16   -9.11%   19.11%   2.34%   0.62%   -29.60%   50.36%   13.29%   4.13%   9.77%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.66%
  Worst Quarter:      Q3    1998      -24.63%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                         1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                9.77%       6.51%          6.44%
  Returns After Taxes on Distributions/2/                             5.37%       5.39%          4.52%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/     7.88%       5.23%          4.60%
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/                               13.35%       6.93%          4.88%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


                                                    SMALL COMPANY GROWTH FUND 43

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                 None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                             None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.90%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.43%
  TOTAL ANNUAL FUND                    1.33%
  OPERATING EXPENSES
  Fee Waivers                          0.13%
  NET EXPENSES/3/                      1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $122
   3 Years                $409
   5 Years                $716
  10 Years              $1,590



 44 SMALL COMPANY GROWTH FUND

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA



FUND INCEPTION:
6/01/1997
ADMINISTRATOR CLASS
Ticker: SCVIX

(THIS CLASS IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                     SMALL COMPANY VALUE FUND 45

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 46 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1998     1999    2000     2001     2002     2003     2004     2005    2006
-9.30%   0.60%   26.69%   13.09%   -6.34%   43.68%   23.49%   9.70%   13.25%






            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       23.00%
  Worst Quarter:      Q3    2002      -24.84%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                          1 YEAR        5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                     13.25%       15.60%            13.54%
  Returns After Taxes on Distributions/2/                                  11.64%       14.32%            12.88%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/           9.71%       13.21%            11.93%
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/                                     23.48%       15.37%            12.84%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on January 31, 2002. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Administrator Class expenses. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Small Company Value Portfolio incepted on June 1, 1997. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Small Company Value Portfolio's inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


                                                     SMALL COMPANY VALUE FUND 47

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                     None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                 None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.90%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.49%
  TOTAL ANNUAL FUND                    1.39%
  OPERATING EXPENSES
  Fee Waivers                          0.19%
  NET EXPENSES/3/                      1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $122
   3 Years                $421
   5 Years                $742
  10 Years              $1,652



 48 SMALL COMPANY VALUE FUND

STRATEGIC SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi



FUND INCEPTION:
10/31/2006
ADMINISTRATOR CLASS
Ticker: WFRDX

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in securities of small-capitalization companies; and


o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Strategic Small Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $400 million to $7.7 billion, as of September 30, 2006, and is expected to change frequently. We may invest in equity securities of foreign issuers directly and through ADRs and similar investments. We may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We utilize several "strategic" small cap value investment styles to pursue the Fund's objective.



A portion of the Fund's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment with respect to such company improves significantly.



                                               STRATEGIC SMALL CAP VALUE FUND 49

Another portion of the Fund's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


The final portion of the Fund's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.


Because the Fund's assets are managed by multiple portfolio managers within the portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.


We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Fund's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Fund.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk

   o Derivatives Risk
   o Foreign Investment Risk

   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 50 STRATEGIC SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                      None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
  Management Fees/1/                   0.90%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.47%
  TOTAL ANNUAL FUND                    1.37%
  OPERATING EXPENSES
  Fee Waivers                          0.17%
  NET EXPENSES/3/                      1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year               $122
   3 Years              $417


                                               STRATEGIC SMALL CAP VALUE FUND 51

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK        An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 52 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK    Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                         Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                         developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK  Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                         ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                         ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 53

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


 54 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 55

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


 56 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity, Diversified Small Cap and Growth Equity Funds' investments in various master portfolios. They are also responsible for determining how the Strategic Small Cap Value Fund assets will be allocated across the different small cap value investment styles utilized by the Strategic Small Cap Value Portfolio in pursuing its investment objective. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.




THOMAS C. BIWER, CFA         Mr. Biwer is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund      Small Cap Fund and Growth Equity Fund, which he has managed since 2005 and is
Diversified Small Cap Fund   jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund           managed since 2006. Mr. Biwer joined Funds Management in 2005 as a portfolio
Strategic Small Cap Value    manager and a member of the Asset Allocation Team. He participates in determining
  Fund                       the asset allocations of the Funds' investments in various master portfolios or styles.
                             Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A.,
                             University of Illinois.
CHRISTIAN L. CHAN, CFA       Mr. Chan is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund      Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005 and
Diversified Small Cap Fund   is jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund           managed since 2006. Mr. Chan joined Funds Management in 2002 as a member of the
Strategic Small Cap Value    Asset Allocation Team and Investment Team. He participates in determining the asset
  Fund                       allocations of the Funds' investments in various master portfolios or styles. Prior to joining Funds Management, Mr. Chan served as a director in the Investments
                             Department at mPower Advisors, LLC from 1999 to 2001. Education: B.A., American
                             Studies, University of California at Los Angeles.
ANDREW OWEN, CFA             Mr. Owen is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund      Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005 and
Diversified Small Cap Fund   is jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund           managed since 2006. Mr. Owen joined Funds Management in 1996 as a member of the
Strategic Small Cap Value    Asset Allocation Team and head of the Investments Team. He participates in
  Fund                       determining the asset allocations of the Funds' investments in various master portfolios or styles. Education: B.A., University of Pennsylvania; M.B.A., University of
                             Michigan.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Except for the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.




=============================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street,
Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation
Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 57

WILLIAM B. BANNICK, CFA       Mr Bannick is jointly responsible for managing the Large Cap Appreciation Fund, which
Large Cap Appreciation Fund   he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education: B.S.,
                              Physics, University of Massachusetts; M.B.A., Finance, Boston University.
ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.





=============================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke &
Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund.
Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and has served as a partner, portfolio manager and research analyst since that time. Education: B.S., Computer
                              Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he has served as a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              Economics, Davidson College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he has been a portfolio manager and research analyst since that time and became a partner in 2006. Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's
                              2001 management buyout. Education: B.A., Economics and Philosophy, Colgate
                              University; M.B.A., University of Chicago.


 58 ORGANIZATION AND MANAGEMENT OF THE FUNDS

R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                           Business; M.B.A., Wharton School of Business.





=============================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund.
Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JASON R. BALLSRUD, CFA        Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund      he has managed since 2005. Mr. Ballsrud is currently a portfolio manager for the Small
                              Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S.,
                              Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.
TASSO H. COIN, JR., CFA       Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund      has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president.
                              Education: B.A., Economics, Loyola University.
JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
WILLIAM A. GRIERSON           Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA          Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.
PAUL E. VON KUSTER, CFA       Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.
ROBERT B. MERSKY, CFA         Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                              Minnesota.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 59

GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a vice president and portfolio manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                            Wisconsin.
DOUGLAS J. PUGH, CFA        Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                            Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                            M.B.A., University of Iowa.





=============================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck,
NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                              Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                              is a member of the Association for Investment Management and Research (AIMR) and
                              the New York Society of Security Analysts (NYSSA).
RONALD M. MUSHOCK, CFA        Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the AIMR and the NYSSA.

==============================




WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Emerging Growth Fund, Equity Income Fund, Index Fund and Strategic Small Cap Value Fund.
Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds.
Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
DALE E. BENSON, PH.D., CFA    Mr. Benson is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Benson joined Wells Capital Management in
  Fund                        2003 as a senior portfolio manager and is responsible for the day-to-day management of all investment funds for the Benson Value team. From 1997 until 2003, as co-founder of Benson Associates, LLC, he was a senior portfolio manager and chief investment officer of Benson Associates. Education: B.A., Pacific Lutheran University; Ph.D., History,
                              University of Maine.


 60 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MARK D. COOPER, CFA         Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
  Fund                      2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003
                            Mr. Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                            University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                            Pennsylvania.
ROBERT J. COSTOMIRIS, CFA   Mr. Costomiris is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Costomiris joined Wells Capital Management in
  Fund                      2005 as a value portfolio manager. Prior to joining Wells Capital Management,
                            Mr. Costomiris was a portfolio manager with Strong Capital Management, Inc. since
                            2001. Education: B.S., Chemical Engineering, University of Pennsylvania; M.B.A., Finance
                            and Accounting, University of Chicago Graduate School of Business.
GARY J. DUNN, CFA           Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund          managed since 1989. He joined Wells Capital Management in 1998 as principal for its
                            Equity Income Team. Prior to that, he served as director of institutional investments of
                            Norwest Investment Management, which combined investment advisory services with
                            Wells Capital Management in 1999. Education: B.A. degree in Economics, Carroll
                            College.
GREGORY T. GENUNG, CFA      Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                  2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain
                            Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.S., Finance and Economics equivalency degree, University of
                            Minnesota, Duluth.
BRANDON M. NELSON, CFA      Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund        has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                            1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                            Business Administration; M.S., Finance, University of Wisconsin, Madison; Mr. Nelson
                            was selected to participate in the Applied Security Analysis Program.
THOMAS C. OGNAR, CFA        Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund        managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                            Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                            2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                            Madison.
BRUCE C. OLSON, CFA         Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund        managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                            Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                            Education: B.A., Finance and History, Gustavus Adolphus College.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 61

CRAIG R. PIERINGER, CFA    Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value  which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
  Fund                     2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                           New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                           Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.
I. CHARLES RINALDI         Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value  which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
  Fund                     2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                           Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.
ROBERT M. THORNBURG        Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund         has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2000, where he has served as an analyst and is currently a portfolio manager for the Premier
                           Value team, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios.
                           Education: B.A., Finance, University of Montana.

===========================




 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




WELLS CAPITAL MANAGEMENT-EMERGING GROWTH FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Wells Capital Management with substantially similar investment objectives, policies and strategies as the Emerging Growth Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]





                           Wells Capital Management Composite Calendar Year Returns
                                            as of 12/31 each year
1997                          1998    1999     2000     2001      2002      2003     2004     2005     2006
16.65%                        5.86%   83.22%   -9.20%   -27.48%   -28.71%   51.06%   18.87%   23.29%   17.24%






 AVERAGE ANNUAL TOTAL RETURNS for the period ended 12/31/06           1 YEAR       5 YEARS       10 YEARS
 Wells Capital Management Composite Performance (incept. 7/1/1994)    17.24%         13.10%        10.67%
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/1/                               13.35%          6.93%         4.88%



1 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




WELLS CAPITAL MANAGEMENT-STRATEGIC SMALL CAP VALUE FUND. The performance information shown below represents the composites of the prior performance of all discretionary accounts managed by each Wells Capital Management team with substantially similar investment objectives, policies and strategies as the Strategic Small Cap Value Fund. The performance numbers below are broken down by separate styles, which are similar to the strategic styles utilized by the Strategic Small Cap Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.





 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06                                             1 YEAR         3 YEARS         5 YEARS
 Rinaldi Small Cap Value Composite Performance (Incept. 1/31/98)           14.41%          16.10%          17.38%
 Costomiris Small Cap Value Composite Performance (Incept. 4/30/02)        19.84%          15.14%              -
 Benson Small Cap Value Composite Performance (Incept. 4/30/88)            16.94%          15.53%          17.30%
 Benson SMID Value Composite Performance (Incept. 1/31/05)                 7.70%              -               -
 RUSSELL 2000 (Reg. TM) VALUE INDEX/1/                                     23.48%          16.48%          15.37%



1 The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Index, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.



The Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Index Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.



DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Value Fund and Strategic Small Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 65

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 66 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN

The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund, except the Index Fund, pays an annual fee of up to 0.25% of its average daily net assets. The Index Fund pays an annual fee of up to 0.10% of its average daily net assets for these services. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.



ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 67

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:


o Employee benefit plan programs that have at least $10 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee;


o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and


o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.


NOTE: The Small Company Value Fund's Administrator Class shares are closed to certain new investors, therefore you cannot open an account in this Fund unless you are an eligible investor. Please see the Statement of Additional Information for eligibility requirements.




 INSTITUTIONS PURCHASING    OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
--------------------------- ----------------------------------------------- ------------------------------------
 Through Your Investment    Contact your investment representative          Contact your investment
 Representative                                                             representative
--------------------------- ----------------------------------------------- ------------------------------------
 By Telephone or Internet
--------------------------- A new account may not be opened by              To buy additional shares or to buy
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at 1-800-
                            account. If the institution does not currently  222-8222 or have an account, contact your investment
                            representative.                                 o Call 1-800-368-7550 for the
                            ----------------------------------------------- automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

 68 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
              OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
             ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------
 By Wire
------------ o Complete and sign the Administrator Class     To buy additional shares, instruct
             account application                             your bank or financial institution to
             o Call Investor Services at 1-800-222-8222 for  use the same wire instructions
             faxing instructions                             shown to the left.
             o Use the following wiring instructions:        --------------------------------------
             State Street Bank & Trust
             Boston, MA
             Bank Routing Number: ABA 011000028
             Wire Purchase Account: 9905-437-1
             Attention: WELLS FARGO ADVANTAGE FUNDS
             (Name of Fund, Account
             Number )
             Account Name: Provide your
             name as registered on the
             Fund account
             -----------------------------------------------
In Person    Investors are welcome to visit the Investor     See instructions shown to the left.
             Center in person to ask questions or conduct
             any Fund transaction. The Investor Center is
             located at 100 Heritage Reserve, Menomonee
             Falls, Wisconsin 53051.

------------ ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:



o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.



                                                            HOW TO BUY SHARES 69

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.




 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
----------------------------- ---------------------------------------------------------------------
  Representative
-----------------------------
 By Telephone /               o To speak with an investor services representative call 1-800-
 Electronic Funds Transfer    222-8222 or use the automated phone system at 1-800-368-7550.
-----------------------------
(EFT)
-----------------------------
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              -----
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.

----------------------------- -----


GENERAL NOTES FOR SELLING SHARES:


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments



 70 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.



                                                           HOW TO SELL SHARES 71

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to


 72 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 73

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


 74 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 75

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Equity Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Equity Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 76 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------


Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.



DESCRIPTION OF MASTER PORTFOLIOS

The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.




 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 77

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.


 78 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                            capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                            capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                            Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 79

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INTERNATIONAL CORE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S. companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 80 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO              PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                         Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO              international portfolio of common stocks represented by the Morgan Stanley
                         Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                         the "Index"), before expenses.
                         PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                         Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                         A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                         EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                         EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 81

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                           non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we consider companies in the
                           Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


 82 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                              10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                              capitalization companies as those with market capitalizations of $3 billion or more.
                              We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                              dominance in their niche or industry; low cost producers; low levels of leverage;
                              potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                              Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                              Index), before expenses.
                              PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                              Portfolio's performance can be expected to approximate but not equal that of the
                              S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 83

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO              appreciation.
                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of
                         September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


 84 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                    investing primarily in small capitalization securities.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the
                              Russell 2500 Index was $400 million to $7.7 billion, as of September 30, 2006, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                              A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                              term prospects of companies. To identify these opportunities, we follow a bottom-
                              up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                              Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 85

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE    The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)        disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                              Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                              We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.



=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue,
Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.




=============================
CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers"sub-section.




=============================
COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.



==

 86 MASTER/GATEWAY/SM/ STRUCTURE

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL
60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge
Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



=============================
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio
and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.




=============================
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith), an affiliate of Funds Management, located at
100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.




=============================
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.




=============================
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.

==============================




WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
investment sub-adviser for the Emerging Growth Portfolio, Equity Income Portfolio, Index Portfolio, Small Cap Index
Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio
Managers" sub-section.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 87

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


C&B LARGE CAP VALUE FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 26, 2004

For a share outstanding throughout each period


                                                                  SEPT. 30,    SEPT. 30,     OCT. 31,
 FOR THE PERIOD ENDED:                                              2006        2005/1/       2004
 NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.64     $   8.27      $   8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.13         0.07/2/       0.01
  Net realized and unrealized gain (loss) on investments             1.16         0.41          0.25
                                                                  -------     --------      --------
  Total from investment operations                                   1.29         0.48          0.26
                                                                  -------     --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                          (0.06)       (0.04)         0.00
  Distributions from net realized gain                              (0.18)       (0.07)         0.00
                                                                  -------     --------      --------
  Total from distributions                                          (0.24)       (0.11)         0.00
                                                                  -------     --------      --------
 NET ASSET VALUE, END OF PERIOD                                  $   9.69     $   8.64      $   8.27
                                                                  =======     ========      ========
 TOTAL RETURN/3/                                                    15.24%        5.74%         3.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $241,435     $201,181      $  9,627
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets/5/                         0.95         0.95%         0.95%
  Ratio of net investment income (loss) to average net assets        1.48%        0.83%         0.47%
  Portfolio turnover rate/6/                                           29%/7/       25%/7/        30%
  Ratio of expenses to average net assets prior to waived fees
   and reimbursed expenses/4,5,8/                                    1.12%        1.13%         1.39%


1   In 2005, the Fund changed its fiscal year-end from October 31 to September
    30.
2   Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4   Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolio in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity form the Fund's investment in a single Portfolio.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



 88 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                               SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                           2006              2005              2004              2003              2002

NET ASSET VALUE, BEGINNING OF PERIOD         $       41.98     $       39.96     $       35.64     $       29.04     $       36.38
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                      0.32/1/           0.39/1/              0.26              0.24           0.18/1/
 Net realized and unrealized
  gain (loss) on investments                          3.33              5.22              4.39              6.57             (6.87)
                                             -------------     -------------     -------------     -------------     -------------
 Total from investment operations                     3.65              5.61              4.65              6.81             (6.69)
                                             -------------     -------------     -------------     -------------     -------------
LESS DISTRIBUTIONS:
 Distributions from net investment income            (0.21)            (0.40)            (0.33)            (0.21)            (0.23)
 Distributions from net realized gain                (4.96)            (3.19)             0.00              0.00             (0.42)
                                             -------------     -------------     -------------     -------------     -------------
 Total distributions                                 (5.17)            (3.59)            (0.33)            (0.21)            (0.65)
                                             -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD               $       40.46     $       41.98     $       39.96     $       35.64     $       29.04
                                             =============     =============     =============     =============     =============

TOTAL RETURN/2/                                       9.30%            14.57%            13.08%            23.55%           (18.86)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)            $   1,145,044     $   1,180,748     $   1,178,146     $   1,152,692     $   1,014,998
 Ratios to average net assets:
 Ratio of expenses to average net assets/3/           1.00%             1.00%             1.00%             1.00%             1.00%
 Ratio of net investment income (loss)
  to average net assets                               0.82%             0.96%             0.61%             0.67%             0.47%
 Portfolio turnover rate/4,5/                           35%               42%               32%               32%               30%

 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/3,6/                            1.24%             1.15%             1.04%             1.17%             1.14%


1   Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5 Portfolio turnover rater is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                         FINANCIAL HIGHLIGHTS 89

DIVERSIFIED SMALL CAP FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1997

For a share outstanding throughout each period


                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
NET ASSET VALUE, BEGINNING OF PERIOD        $       14.97     $       13.41     $       11.32     $        8.70     $        9.18
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                       (0.02)            (0.02)            (0.04)            (0.01)            (0.02)
 Net realized and unrealized gain (loss)
   on investments                                    1.01              2.63              2.21              2.71             (0.34)
                                            -------------     -------------     -------------     -------------     -------------
 Total from investment operations                    0.99              2.61              2.17              2.70             (0.36)
                                            -------------     -------------     -------------     -------------     -------------
LESS DISTRIBUTIONS:
 Distributions from net investment income            0.00              0.00              0.00              0.00              0.00
 Distributions from net realized gain               (1.30)            (1.05)            (0.08)            (0.08)            (0.12)
                                            -------------     -------------     -------------     -------------     -------------
 Total distributions                                (1.30)            (1.05)            (0.08)            (0.08)            (0.12)
                                            -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD              $       14.66     $       14.97     $       13.41     $       11.32     $        8.70
                                            =============     =============     =============     =============     =============

TOTAL RETURN/1/                                      6.93%            20.09%            19.23%            31.32%            (4.17)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)           $     679,774     $     564,318     $     441,080     $     285,650     $     192,987
 Ratios to average net assets:
 Ratio of expenses to average net
  assets/2/                                          1.20%             1.19%             1.20%             1.17%             1.20%
 Ratio of net investment income (loss)
  to average net assets                             (0.14)%           (0.17)%           (0.33)%           (0.13)%           (0.24)%
 Portfolio turnover rate/3/                            63%               75%               75%               84%               93%
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2,4/                           1.31%             1.26%             1.21%             1.27%             1.38%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolios in which the Fund invests.


3 Portfolio turnover rater is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 90 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       36.17     $       34.45     $       31.28     $       28.72     $       37.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.53              0.62              0.54              0.55              0.54
  Net realized and unrealized gain (loss)
   on investments                                    2.82              3.73              4.59              5.02             (7.51)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   3.35              4.35              5.13              5.57             (6.97)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.53)            (0.61)            (0.56)            (0.55)            (0.53)
  Distributions from net realized gain              (7.03)            (2.02)            (1.40)            (2.46)            (0.99)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (7.56)            (2.63)            (1.96)            (3.01)            (1.52)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       31.96     $       36.17     $       34.45     $       31.28     $       28.72
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                    10.98%            13.04%            16.74%            20.42%           (19.64)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     530,585     $     756,225     $     853,843     $     907,662     $     902,521
  Ratios to average net assets:
  Ratio of expenses to average net
   assets/2/                                         0.85%             0.85%             0.84%             0.85%             0.85%
  Ratio of net investment income (loss)
   to average net assets                             1.70%             1.75%             1.58%             1.83%             1.44%
  Portfolio turnover rate/3,4/                          7%               20%               11%                9%               12%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2,5/                          1.13%             0.96%             0.85%             0.94%             0.91%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio in which the Fund invests.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                         FINANCIAL HIGHLIGHTS 91

EQUITY VALUE FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 29, 2003

For a share outstanding throughout each period


                                                            SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                        2006           2005           2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                       $    13.96     $    11.51     $     9.82     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                    0.14        0.08/1/           0.05           0.00
 Net realized and unrealized gain (loss) on investments          1.33           2.38           1.65          (0.18)
                                                           ----------     ----------     ----------     ----------
 Total from investment operations                                1.47           2.46           1.70          (0.18)
                                                           ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                       (0.04)         (0.01)         (0.01)          0.00
 Distributions from net realized gain                           (0.03)          0.00           0.00           0.00
                                                           ----------     ----------     ----------     ----------
 Total distributions                                            (0.07)         (0.01)         (0.01)          0.00
                                                           ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                             $    15.36     $    13.96     $    11.51     $     9.82
                                                           ==========     ==========     ==========     ==========
TOTAL RETURN/2/                                                 10.60%         21.40%         17.30%         (1.80)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                          $   71,801     $   63,194     $      366     $       10
 Ratios to average net assets:/3/
 Ratio of expenses to average net assets/4/                      1.00%          1.00%          1.00%          1.00%
 Ratio of net investment income (loss) to
  average net assets                                             0.96%          0.67%          0.77%         (0.33)%
 Portfolio turnover rate/5,6/                                     107%           145%           122%             3%
 Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses/3,4,7/                            1.34%          2.04%          9.22%        211.67%


1   Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3   Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 92 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       31.17     $       27.97     $       24.82     $       19.61     $       24.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.07/1/           0.12/1/         (0.01)/1/         (0.03)/1/             (0.05)
  Net realized and unrealized
   gain (loss) on investments                        2.29              4.68              3.16              5.25             (3.35)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   2.36              4.80              3.15              5.22             (3.40)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.06)            (0.03)             0.00             (0.01)            (0.07)
  Distributions from net realized gain              (4.63)            (1.57)             0.00              0.00             (0.92)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (4.69)            (1.60)             0.00             (0.01)            (0.99)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       28.84     $       31.17     $       27.97     $       24.82     $       19.61
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/2/                                     8.09%            17.60%            12.69%            26.62%           (15.25)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     383,616     $     396,865     $     493,899     $     450,480     $     363,946
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/3/                                     1.25%             1.25%             1.24%             1.25%             1.22%
  Ratio of net investment income
   (loss) to average net assets                      0.26%             0.42%            (0.04)%           (0.12)%           (0.19)%
  Portfolio turnover rate/4,5/                         39%               50%               44%               58%               40%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/3,6/                          1.40%             1.34%             1.27%             1.45%             1.41%


1   Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolios in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                         FINANCIAL HIGHLIGHTS 93

INDEX FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       49.80     $       45.21     $       40.33     $       32.98     $       42.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.88              0.89              0.65              0.55              0.51
  Net realized and unrealized
   gain (loss) on investments                        4.31              4.50              4.81              7.37             (8.99)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   5.19              5.39              5.46              7.92             (8.48)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.76)            (0.80)            (0.58)            (0.57)            (0.54)
  Distributions from net realized gain               0.00              0.00              0.00              0.00              0.00
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (0.76)            (0.80)            (0.58)            (0.57)            (0.54)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       54.23     $       49.80     $       45.21     $       40.33     $       32.98
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                    10.52%            11.99%            13.57%            24.22%           (20.54)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $   1,590,045     $   1,211,916     $   1,087,212     $     839,581     $     596,168
  Ratios to average net assets:
  Ratio of expenses to average net assets/2/         0.25%             0.25%             0.25%             0.25%             0.25%
  Ratio of net investment income (loss)
   to average net assets                             1.72%             1.87%             1.49%             1.58%             1.28%
  Portfolio turnover rate/3/                            9%                8%                3%                3%                4%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2,4/                          0.38%             0.31%             0.31%             0.44%             0.39%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio in which the Fund invests.

3 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 94 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 31, 2001

For a share outstanding throughout each period


                                                        SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                                    2006            2005            2004            2003             2002

 NET ASSET VALUE, BEGINNING OF PERIOD       $       11.64     $        9.87     $        8.96    $        7.55     $        9.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.05/1/           0.06/1/           0.02/1/             0.00              0.00
  Net realized and unrealized gain (loss)
   on investments                                    0.37              1.87              0.89             1.41             (1.98)
                                            -------------     -------------     -------------    -------------     -------------
  Total from investment operations                   0.42              1.93              0.91             1.41             (1.98)
                                            -------------     -------------     -------------    -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.02)            (0.04)             0.00             0.00              0.00
  Distributions from net realized gain              (0.62)            (0.12)             0.00             0.00              0.00
                                            -------------     -------------     -------------    -------------     -------------
  Total distributions                               (0.64)            (0.16)             0.00             0.00              0.00
                                            -------------     -------------     -------------    -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       11.42     $       11.64     $        9.87    $        8.96     $        7.55
                                            =============     =============     =============    =============     =============
 TOTAL RETURN/2/                                     3.70%            19.70%            10.16%           18.68%           (20.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $      50,711     $      18,060     $      14,830    $      16,905     $       4,155
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/3/                                     1.00%             1.00%             1.00%            0.95%             0.95%
  Ratio of net investment income (loss)
   to average net assets                             0.45%             0.56%             0.12%           (0.06)%            0.05%
  Portfolio turnover rate/4,5/                        155%              133%              149%             153%              123%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/3,6/                          1.24%             1.16%             1.08%            1.61%             5.81%


1   Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                         FINANCIAL HIGHLIGHTS 95

LARGE COMPANY GROWTH FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       47.24     $       42.73     $       41.67     $       32.65     $       42.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (0.09)/1/           0.21/1/         (0.16)/1/             (0.16)            (0.21)
  Net realized and unrealized gain
   (loss) on investments                             0.63              4.37              1.22              9.18             (9.20)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   0.54              4.58              1.06              9.02             (9.41)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.11)            (0.07)             0.00              0.00              0.00
  Distributions from net realized gain               0.00              0.00              0.00              0.00              0.00
  Distributions in excess of realized gain           0.00              0.00              0.00              0.00              0.00
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (0.11)            (0.07)             0.00              0.00              0.00
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       47.67     $       47.24     $       42.73     $       41.67     $       32.65
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/2/                                     1.12%            10.73%             2.57%            27.60%           (22.37)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $   1,481,399     $   1,850,677     $   1,975,616     $   1,761,429     $   1,038,491
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/3/                                     0.95%             0.95%             0.94%             0.96%             1.00%
  Ratio of net investment income
   (loss) to average net assets                     (0.20)%            0.46%            (0.35)%           (0.44)%           (0.56)%
  Portfolio turnover rate/4,5/                          6%               18%               14%               13%               18%
  Ratio of expenses to average net
   assets prior to waived fees
   and reimbursed expenses/3,6/                      1.04%             1.01%             0.95%             1.05%             1.03%


1   Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.


6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



 96 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       31.01     $       26.83     $       23.87     $       17.35     $       21.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (0.18)/1/         (0.21)/1/         (0.26)/1/             (0.13)            (0.16)
  Net realized and unrealized gain
   (loss) on investments                             2.21              4.56              3.22              6.65             (4.22)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   2.03              4.35              2.96              6.52             (4.38)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           0.00              0.00              0.00              0.00              0.00
  Distributions from net realized gain              (2.31)            (0.17)             0.00              0.00              0.00
                                            -------------     -------------     -------------     -------------     -------------
  Total from distributions                          (2.31)            (0.17)             0.00              0.00              0.00
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       30.73     $       31.01     $       26.83     $       23.87     $       17.35
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/2/                                     6.80%            16.26%            12.40%            37.58%           (20.16)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     518,506     $     523,190     $     486,285     $     432,328     $     329,964
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/3/                                     1.20%             1.20%             1.20%             1.21%             1.22%
  Ratio of net investment income
   (loss) to average net assets                     (0.58)%           (0.74)%           (0.97)%           (0.65)%           (0.68)%
  Portfolio turnover rate/4,5/                        125%              142%              145%              163%              169%
  Ratio of expenses to average net
   assets prior to waived fees
   and reimbursed expenses/3,6/                      1.33%             1.31%             1.25%             1.34%             1.25%


1   Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.


6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.



                                                         FINANCIAL HIGHLIGHTS 97

SMALL COMPANY VALUE FUND

ADMINISTRATOR CLASS SHARES - COMMENCED ON JANUARY 31, 2002

For a share outstanding throughout each period


                                              SEPT. 30,         SEPT. 30,         SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004             2003             2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       16.08     $       13.74     $       11.60    $        8.44    $       10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.04/1/              0.02              0.01             0.01             0.01
  Net realized and unrealized gain
   (loss) on investments                             0.92              3.20              1.65             3.15            (1.57)
                                            -------------     -------------     -------------    -------------    -------------
  Total from investment operations                   0.96              3.22              1.66             3.16            (1.56)
                                            -------------     -------------     -------------    -------------    -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.03)             0.00              0.00             0.00             0.00
  Distributions from net realized gain              (1.32)            (0.88)             0.48             0.00             0.00
                                            -------------     -------------     -------------    -------------    -------------
  Total distributions                               (1.35)            (0.88)             0.48             0.00             0.00
                                            -------------     -------------     -------------    -------------    -------------
 NET ASSET VALUE, END OF  PERIOD            $       15.69     $       16.08     $       13.74    $       11.60    $        8.44
                                            =============     =============     =============    =============    =============
 TOTAL RETURN/2/                                     6.26%            24.21%            23.05%           37.51%          (15.60)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     272,787     $     140,337     $      59,797    $      33,583    $       5,465
  Ratios to average net assets:/3/
  Ratio of expenses to average
   net assets/4/                                     1.19%             1.12%             1.20%            1.21%            1.23%
  Ratio of net investment income
   (loss) to average net assets                      0.26%             0.33%             0.15%            0.21%            0.34%
  Portfolio turnover rate/5,6/                        114%               70%               64%              80%              98%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/3,4,7/                        1.27%             1.22%             1.38%            1.21%            3.58%



1   Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3   Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 98 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101867 02-07
                                                            027EGAM / P903 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS



Emerging Growth Fund


Index Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                            3
Emerging Growth Fund                            4
Index Fund                                      7
Description of Principal Investment Risks      10



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


Organization and Management of the Funds    13
About Wells Fargo Funds Trust               13
The Investment Adviser                      13
The Sub-Adviser and Portfolio Managers      14
Dormant Investment Advisory Arrangements    16
Dormant Multi-Manager Arrangement           16



--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       17
How to Open an Account    18
How to Buy Shares         19
How to Sell Shares        21
How to Exchange Shares    24
Account Policies          26



--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           28
Taxes                                   29
Master/Gateway/SM/ Structure            30
Financial Highlights                    32
For More Information            Back Cover



Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Index Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

EMERGING GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA



FUND INCEPTION:
1/31/2007

INVESTOR CLASS
Ticker: WFGTX


INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and


o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Active Trading Risk
   o Counter-Party Risk

   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                          EMERGING GROWTH FUND 5

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
  Management Fees/1/                                     0.90%
  Distribution (12b-1) Fees                              0.00%
  Other Expenses/2/                                      0.82%
  TOTAL ANNUAL FUND OPERATING EXPENSES                   1.72%
  Fee Waivers                                            0.23%
  NET EXPENSES/3/                                        1.49%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $         152
   3 Years     $         519



 6 EMERGING GROWTH FUND

INDEX FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGER
Gregory T. Genung, CFA



FUND INCEPTION:
1/31/1987
INVESTOR CLASS
Ticker: WFVEX

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions.


A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                                    INDEX FUND 7

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]





                                 Calendar Year Total Returns for the Investor Class/1/
                                                 as of 12/31 each year
 1997        1998        1999        2000         2001         2002        2003        2004       2005       2006
32.92%      28.07%      20.35%       -9.38%      -12.11%      -22.18%     28.03%      10.38%      4.48%      15.25%





             BEST AND WORST QUARTER
  Best Quarter:       Q4    1998        21.26%
  Worst Quarter:      Q3    2002       -17.24%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                       1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                                  15.25%         5.78%         8.01%
  Returns After Taxes on Distributions/2/                               14.37%         5.16%         7.12%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       10.42%         4.63%         6.58%
 S&P 500 (Reg. TM) INDEX/3,4/                                           15.78%         6.19%         8.42%
  (reflects no deduction for expenses or taxes)



1 Investor Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Investor Class expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

 8 INDEX FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                            0.09%
  Distribution (12b-1) Fees                                     0.00%
  Other Expenses/2/                                             0.79%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          0.88%
  Fee Waivers                                                   0.43%
  NET EXPENSES/3/                                               0.45%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.10% for the first $1 billion; 0.075% for the next $4 billion; and 0.05% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $            46
   3 Years     $           238
   5 Years     $           445
  10 Years     $         1,045



                                                                    INDEX FUND 9

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio in which each Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK       Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                              ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                              ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

LIQUIDITY RISK            A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES  Securities of small companies tend to be more volatile and less liquid than larger company
RISK                      stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.



 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 13

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.





====================================================================================================================================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Emerging Growth Fund and Index Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

GREGORY T. GENUNG, CFA        Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                    2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain
                              Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.S., Finance and Economics equivalency degree, University of
                              Minnesota, Duluth.
BRANDON M. NELSON, CFA        Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund          has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                              1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                              Business Administration; M.S., Finance, University of Wisconsin, Madison; Mr. Nelson
                              was selected to participate in the Applied Security Analysis Program.
THOMAS C. OGNAR, CFA          Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                              Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                              2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                              Madison.
BRUCE C. OLSON, CFA           Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                              Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                              Education: B.A., Finance and History, Gustavus Adolphus College.

====================================================================================================================================



 14 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




WELLS CAPITAL MANAGEMENT-EMERGING GROWTH FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Wells Capital Management with substantially similar investment objectives, policies and strategies as the Emerging Growth Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]




          Wells Capital Management Composite Calendar Year Returns
                            as of 12/31 each year
 1997                         1998        1999         2000         2001
16.32%                        5.56%      82.69%       -9.46%      -27.69%



 1997                          2002        2003        2004        2005        2006
16.32%                        -28.92%     50.62%      18.52%      22.93%      16.90%









 AVERAGE ANNUAL TOTAL RETURNS for the period ended 12/31/06
                                                                        1 YEAR         5 YEARS         10 YEARS
 Wells Capital Management Composite Performance (incept. 7/1/1994)      16.90%          12.77%          10.35%
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/1/                                 13.35%           6.93%           4.88%



1 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 15

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Funds, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.



The Funds have a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.



DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Emerging Growth Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 16 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 17

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).



SHAREHOLDER SERVICING PLAN

The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund, except the Index Fund, pays an annual fee of up to 0.25% of its average daily net assets. The Index Fund pays an annual fee of up to 0.10% of its average daily net assets for these services. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.



ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


 18 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.




 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
-----------------------------  -------------------------------------------------  ----------------------------------------
 Regular accounts              $2,500                                             $100
 Automatic Investment Plans       $50                                              $50
 IRAs, IRA rollovers, Roth     $1,000                                             $100
  IRAs
 UGMA/UTMA accounts            $1,000                                              $50
 Employer Sponsored            no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
-----------------------------  -------------------------------------------------  ----------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment representative
 Representative                -------------------------------------------------  ----------------------------------------
-----------------------------
 By Mail                       o Complete and sign your account                   o Fill out the deposit slip from your
-----------------------------  application.                                       account statement. If you do not have a
                               o Mail the application with your check made        slip, include a note with your name,
                               payable to the Fund to Investor Services at:       the Fund name, and your account number.
                                                REGULAR MAIL
                               -------------------------------------------------  o Mail the deposit slip or note
                                        WELLS FARGO ADVANTAGE FUNDS               with your check made payable
                                               P.O. Box 8266                      to the Fund to the address on the left.
                                           Boston, MA 02266-8266                  ----------------------------------------

                                               OVERNIGHT ONLY
                               -------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                               -------------------------------------------------
 By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
-----------------------------  telephone unless you have another Wells            shares of a new Fund call:
                               Fargo Advantage Fund account with your             o Investor Services at
                               bank information on file. If you do not            1-800-222-8222 or
                               currently have an account, refer to the section    o 1-800-368-7550 for the
                               on buying shares by mail or wire.                  automated phone system
                               -------------------------------------------------  ----------------------------------------
 In Person                     Investors are welcome to visit the Investor        See instructions shown to the left.
-----------------------------  Center in person to ask questions or conduct       ----------------------------------------
                               any Fund transaction. The Investor Center is
                               located at 100 Heritage Reserve, Menomonee
                               Falls, Wisconsin 53051.
                               -------------------------------------------------


                                                            HOW TO BUY SHARES 19

 BUYING SHARES
-----------------------------  -------------------------------------------------  ------------------------------------------
                               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
                               -------------------------------------------------  ------------------------------------------
 By Wire                       o Complete, sign and mail your account             To buy additional shares, instruct
-----------------------------  application (refer to the section on buying        your bank or financial institution to
                               shares by mail)                                    use the same wire instructions
                                                                                  shown to the left.
                               o Provide the following instructions to your       ------------------------------------------
                               financial institution:
                               State Street Bank & Trust Boston, MA
                               Bank Routing Number: ABA 011000028
                               Wire Purchase Account: 9905-437-1
                               Attention: WELLS FARGO ADVANTAGE FUNDS
                               (Name of Fund, Account Number and any applicable
                               share class)
                               Account Name: Provide your name as registered on
                               the Fund account
                               -------------------------------------------------
 By Internet                   You may open an account on-line and fund           o To buy additional shares or buy
-----------------------------  your account with an Electronic Funds              shares of a new Fund, visit our
                               Transfer from your bank account, by Federal        Web site at www.wellsfargo.com/
                               Wire, or by sending us a check. Visit              advantagefunds.
                               www.wellsfargo.com/advantagefunds.
                               -------------------------------------------------  o Subsequent online purchases have a minimum of $100 and a maximum of $100,000.
                                                                                  ------------------------------------------

GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.


   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.


   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.


   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.


   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.



 20 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.



 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
-------------------------  ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
-------------------------  ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
  Representative
-------------------------  ----------------------------------------------------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                           dollar amount you wish to receive (or write "Full Redemption"
                           to redeem your remaining account balance) to the address
                           below.
                           o Make sure all account owners sign the request exactly as their names appear on the account application.
                           o  A medallion guarantee may be required under certain
                           circumstances (see "General Notes for Selling Shares").
                                                           REGULAR MAIL
-------------------------  ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                           ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                           ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------  o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                           o There is a $10 fee for each request.
                           ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------  Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                           ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor Center in person to ask
-------------------------  questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
                           ----------------------------------------------------------------------

                                                           HOW TO SELL SHARES 21

 SELLING SHARES             TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)                       o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.


   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.



 22 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.


   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.



                                                           HOW TO SELL SHARES 23

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds


 24 HOW TO EXCHANGE SHARES

Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 25

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.



o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.



o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.



It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


 26 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 27

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.


o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.


o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.



 28 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 29

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------


Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.



DESCRIPTION OF MASTER PORTFOLIOS

The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.





 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EMERGING GROWTH PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.


 30 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                     Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                     PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                     correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                     A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                     100% correlation is not feasible. Our ability to track the performance of the S&P 500
                     Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                     Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

THE SUB-ADVISER FOR THE MASTER PORTFOLIOS
The sub-adviser for the master portfolios is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.




================================================================================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo &
Company, located at 525 Market Street, San Francisco, CA 94105, is the
investment sub-adviser for the Emerging Growth Portfolio and Index Portfolio in
which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The
Sub-Adviser and Portfolio Managers" sub-section.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


INDEX FUND

INVESTOR CLASS SHARES - COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                                                                SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                                                                            2006        2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                                                           $  49.75     $  47.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                                      0.78         0.34
  Net realized and unrealized gain (loss) on investments                                            4.30         1.89
                                                                                                --------     --------
  Total from investment operations                                                                  5.08         2.23
                                                                                                --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                                         (0.70)        0.00
  Distributions from net realized gain                                                              0.00         0.00
                                                                                                --------     --------
  Total distributions                                                                              (0.70)        0.00
                                                                                                --------     --------
 NET ASSET VALUE, END OF PERIOD                                                                 $  54.13     $  49.75
                                                                                                ========     ========
 TOTAL RETURN/2/                                                                                   10.31%        4.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                                              $140,173     $149,501
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/                                                        0.45%        0.45%
  Ratio of net investment income (loss) to average net assets                                       1.53%        1.36%
  Portfolio turnover rate/5/                                                                           9%           8%
  Ratio of expenses to average net assets prior to waived fees and reimbursed expenses/3,4,6/       0.88%        0.82%



1 For the period from April 11, 2005 (commencement of Class) through September 30, 2005.


2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3   Ratios shown for periods of less than one year are annualized.

4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 32 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]




FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101869 02-07
                                                            027EGIV / P906 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                                    Class D

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS



C&B Large Cap Value Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                            3
C&B Large Cap Value Fund                        4
Description of Principal Investment Risks       8



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund         10
About Wells Fargo Funds Trust                   10
The Investment Adviser                          10
The Sub-Adviser and Portfolio Managers          11
Dormant Investment Advisory Arrangements        12
Dormant Multi-Manager Arrangement               12



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YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       13
How to Buy Shares         15
How to Sell Shares        17
How to Exchange Shares    19
Account Policies          21




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OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           23
Taxes                                   23
Master/Gateway/SM/ Structure            24
Financial Highlights                    25
For More Information            Back Cover




Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:


o  what the Fund is trying to achieve; and


o  how we intend to invest your money.



This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cooke & Bieler, L.P.



PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA



FUND INCEPTION:
5/15/1990
CLASS D
Ticker: CBEQX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.


[GRAPHIC APPEARS HERE]





                                     Calendar Year Total Returns for Class D/1/
                                               as of 12/31 each year
 1997       1998       1999        2000       2001         2002        2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.50%      0.30%      21.56%





             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003        20.94%
  Worst Quarter:      Q3    2002       -17.54%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                        1 YEAR         5 YEARS         10 YEARS
 CLASS D/1/
  Returns Before Taxes                                                  21.56%          10.28%          11.36%
  Returns After Taxes on Distributions/2/                               19.96%           9.18%           8.33%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       14.66%           8.39%           8.38%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                                  22.25%          10.86%          11.00%
  (reflects no deduction for expenses or taxes)



1 Class D shares incepted on May 15, 1990. Performance shown prior to July 26, 2004 for the Class D shares reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                            0.75%
  Distribution (12b-1) Fees                                     0.00%
  Other Expenses/2/                                             0.65%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.40%
  Fee Waivers                                                   0.20%
  NET EXPENSES/3/                                               1.20%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $           122
   3 Years     $           423
   5 Years     $           747
  10 Years     $         1,662



                                                      C&B LARGE CAP VALUE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund and indirectly, the principal risk factors for the master portfolio in which the Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.




COUNTER-PARTY RISK  When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                    Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                    Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK    The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                    For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
ISSUER RISK         The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK       Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK      A security may not be sold at the time desired or without adversely affecting the price.


 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.



                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended March 31, 2006.




Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


 10 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund and master portfolio. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because the Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.




====================================================================================================================================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103.
Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and has served as a partner, portfolio manager and research analyst since that time. Education: B.S., Computer
                              Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he has served as a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              Economics, Davidson College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he has been a portfolio manager and research analyst since that time and became a partner in 2006. Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's
                              2001 management buyout. Education: B.A., Economics and Philosophy, Colgate
                              University; M.B.A., University of Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. He joined Cooke & Bieler in 1998 where he has been a partner, portfolio manager and research analyst since that time. Education: B.A.,
                              International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                              Business; M.B.A., Wharton School of Business.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 12 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 13

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


 14 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Class D shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Class D shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. (Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing Fund shares.)



 MINIMUM INVESTMENTS         INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
---------------------------  ------------------------------------------------- ---------------------------------------
 Regular accounts            $2,500                                            $100
 IRAs, IRA rollovers, Roth   $1,000                                            $100
  IRAs
 Employer Sponsored          no minimum                                        no minimum
 Retirement Plans
 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
 SHARES DIRECTLY             ------------------------------------------------- ---------------------------------------
---------------------------
 Through Your Investment     Contact your investment representative            Contact your investment
 Representative              ------------------------------------------------- representative
---------------------------                                                    ---------------------------------------
 By Telephone or Internet    A new account may not be opened by                To buy additional shares or to buy
---------------------------  telephone or internet unless the institution      shares of a new Fund call:
                             has another Wells Fargo Advantage Fund            o Investor Services at
                             account. If the institution does not currently    1-800-222-8222 or
                             have an account, contact your investment          o 1-800-368-7550 for the
                             representative.                                   automated phone system
`                            -------------------------------------------------
                                                                               o or visit our Web site at
                                                                               www.wellsfargo.com/
                                                                               advantagefunds.
                                                                               ---------------------------------------
 By Wire                                                                       To buy additional shares, instruct
---------------------------  o Complete and sign your account                  your bank or financial institution to
                             application                                       use the same wire instructions
                             o Provide the following instructions to your      shown to the left.
                             financial institution:                            ---------------------------------------
                             State Street Bank & Trust Boston, MA
                             Bank Routing Number: ABA 011000028
                             Wire Purchase Account: 9905-437-1
                             Attention: WELLS FARGO ADVANTAGE FUNDS
                             (Name of Fund, Account Number and any applicable
                             share class)
                             Account Name: Provide your name as registered
                             on the Fund account
                             -------------------------------------------------
 In Person                   Investors are welcome to visit the Investor       See instructions shown to the left.
                             Center in person to ask questions or conduct
                             any Fund transaction. The Investor Center is
                             located at 100 Heritage Reserve, Menomonee
                             Falls, Wisconsin 53051.

---------------------------  ------------------------------------------------- ---------------------------------------

                                                            HOW TO BUY SHARES 15

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Class D shares on your behalf, you should understand the following:


o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Class D shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.



 16 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Class D shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares. (Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an institution should contact Investor Services at 1-800-222-8222 for assistance with selling Fund shares.)




 INSTITUTIONS SELLING SHARES  TO SELL SOME OR ALL OF YOUR SHARES
  DIRECTLY                    ---------------------------------------------------------------------
-----------------------------
 Through Your Investment      Contact your investment representative
  Representative              ---------------------------------------------------------------------
-----------------------------
 By Telephone /               o To speak with an investor services representative call 1-800-
 Electronic Funds Transfer    222-8222 or use the automated phone system at 1-800-368-7550.
----------------------------- o Redemptions processed by EFT to a linked Wells Fargo Bank
(EFT)                         account occur same day for Wells Fargo Advantage money
----------------------------- market funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              ---------------------------------------------------------------------
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

----------------------------- ---------------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES:


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through



                                                           HOW TO SELL SHARES 17

     EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.



 18 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:

   o Class D shares may be exchanged for Class A shares of any Wells Fargo Advantage money market fund; and
   o Class D shares may be exchanged for Class A shares of any other Wells Fargo Advantage Fund; however, you will pay the public offering price for the new shares, unless you are otherwise eligible to buy such shares at NAV.



o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


                                                       HOW TO EXCHANGE SHARES 19

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


 20 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


                                                             ACCOUNT POLICIES 21
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 22 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 23

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.



 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.




================================================================================
COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value
Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The
Sub-Adviser and Portfolio Managers" sub-section.

 24 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.



                                                         FINANCIAL HIGHLIGHTS 25

C&B LARGE CAP VALUE FUND

CLASS D SHARES - COMMENCED ON MAY 15, 1990

For a share outstanding throughout each period


                                                                    SEPT. 30,   SEPT. 30,       OCT. 31,     OCT. 31,    OCT. 31,
 FOR THE PERIOD ENDED:                                                2006       2005/1/          2004         2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                               $   8.62    $     8.27      $   7.42     $   6.49    $    7.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.11          0.05/2/       0.03         0.05         0.05
  Net realized and unrealized gain (loss) on investments                1.16          0.40          0.85         1.61        (0.38)
                                                                    --------    ----------      --------     --------    ---------
  Total from investment operations                                      1.27          0.45          0.88         1.66        (0.33)
                                                                    --------    ----------      --------     --------    ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.04)        (0.03)        (0.03)       (0.05)       (0.05)
  Distributions from net realized gain                                 (0.18)        (0.07)         0.00        (0.68)       (0.26)
                                                                    --------    ----------      --------     --------    ---------
  Total from distributions                                             (0.22)        (0.10)        (0.03)       (0.73)       (0.31)
                                                                    --------    ----------      --------     --------    ---------
 NET ASSET VALUE, END OF PERIOD                                     $   9.67    $     8.62      $   8.27     $   7.42    $    6.49
                                                                    ========    ==========      ========     ========    =========
 TOTAL RETURN/3/                                                       15.01%         5.44%        11.88%       28.34%       (5.14)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                  $163,397    $  163,464      $ 50,790     $ 20,419    $  14,383
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets/5/                            1.20%         1.20%         1.16%        1.16%        1.14%
  Ratio of net investment income (loss) to average net assets           1.22%         0.67%         0.40%        0.76%        0.59%
  Portfolio turnover rate/6,7/                                            29%           25%           30%          26%          39%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/4,5,8/                                           1.30%         1.35%         1.30%        1.20%        1.60%


1   In 2005, the Fund changed its fiscal year-end from October 31 to September
    30.
2   Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4   Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from master portfolio in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 26 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION


More information on the Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101870 02-07
                                                             027EGD / P907 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007


                                   Prospectus

                                     Class Z

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

Large Company Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
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THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                        3
Large Company Growth Fund                   4
Description of Principal Investment Risks   8

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ORGANIZATION AND MANAGEMENT OF THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management of the Fund      11
About Wells Fargo Funds Trust                11
The Investment Adviser                       11
The Sub-Adviser and Portfolio Managers       12
Dormant Investment Advisory Arrangements     12

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YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       13
How to Open an Account    14
How to Buy Shares         16
How to Sell Shares        18
How to Exchange Shares    21
Account Policies          23

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OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                           25
Taxes                                   26
Master/Gateway/SM/ Structure            27
Financial Highlights                    28
For More Information            Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
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This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:


o  what the Fund is trying to achieve; and

o  how we intend to invest your money.


This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

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PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


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MASTER/GATEWAY/SM/ STRUCTURE

The Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

LARGE COMPANY GROWTH FUND
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INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
CLASS Z
Ticker: WFLZX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

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PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.


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PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 LARGE COMPANY GROWTH FUND

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PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     LARGE COMPANY GROWTH FUND 5

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PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                                    Calendar Year Total Returns for Class Z/1/
                                               as of 12/31 each year
 1997        1998        1999         2000        2001         2002        2003       2004       2005       2006
32.80%      47.39%      32.66%       -4.02%      -21.92%      -28.41%     26.24%      2.82%      5.28%      1.81%



             BEST AND WORST QUARTER
Best Quarter:       Q4    1998       31.51%
Worst Quarter:      Q1    2001       -22.91%



AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                                   1 YEAR         5 YEARS        10 YEARS
 CLASS Z/1/
    Returns Before Taxes                                                           1.81%          -0.08%         6.84%
    Returns After Taxes on Distributions/2/                                        1.81%          -0.11%         6.54%
    Returns After Taxes on Distributions and Sale of Fund Shares/2/                1.18%          -0.08%         5.93%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                            9.07%           2.69%         5.44%
  (reflects no deduction for expenses or taxes)



1 Class Z shares incepted on April 11, 2005. Performance shown prior to the inception of the Class Z shares reflects the performance of the Administrator Class shares, adjusted to reflect Class Z expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


6 LARGE COMPANY GROWTH FUND

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FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                      None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.68%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.79%
  TOTAL ANNUAL FUND                    1.47%
  OPERATING EXPENSES
  Fee Waivers                          0.10%
  NET EXPENSES/3/                      1.37%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $   139
   3 Years     $   455
   5 Years     $   793
  10 Years     $ 1,749



                                                     LARGE COMPANY GROWTH FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
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Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund and indirectly, the principal risk factors for the master portfolio in which the Fund invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.



COUNTER-PARTY RISK  When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                    Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                    Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK    The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                    For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK       Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                              ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                              ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

MANAGEMENT RISK  We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK      The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
REGULATORY RISK  Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUND
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ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended March 31, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund and master portfolio. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because the Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.




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PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund     which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a vice president and portfolio manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                              Wisconsin.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Large Company Growth Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


12 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
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The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 13

HOW TO OPEN AN ACCOUNT
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INVESTORS WHO MAY PURCHASE CLASS Z SHARES

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Fund:

o Investors who received Class Z shares in the reorganization of the Strong Funds into the WELLS FARGO ADVANTAGE FUNDS;

o Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

o Officers, directors and employees of WELLS FARGO ADVANTAGE FUNDS, Funds Management, and affiliates of these entities, and each of their family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law));

o Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services;

o Certain institutional investors purchasing more than $1 million of Class Z shares;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);

o  Any Internal Revenue Code Section 529 college savings plan accounts;

o  Any accounts in a fee-based advisory program managed by Funds Management;
   and

o Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.


You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:



   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).


SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling

14 HOW TO OPEN AN ACCOUNT
agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                       HOW TO OPEN AN ACCOUNT 15

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.



 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $2,500                                             $100
 Automatic Investment Plans        $50                                              $50
 IRAs, IRA rollovers, Roth      $1,000                                             $100
  IRAs
 UGMA/UTMA accounts             $1,000                                              $50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- -------------------------------------------------- ------
 By Mail
----------------------------- o Complete and sign your account                   o Fill out the deposit slip from
                                application.                                       your account statement. If you
                              o Mail the application with your check made          do not have a slip, include a
                                payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                       name, and your account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS              o Mail the deposit slip or note
                                               P.O. Box 8266                       with your check made payable
                                           Boston, MA 02266-8266                   to the Fund to the address
                                                                                   on the left.
                                               OVERNIGHT ONLY                    --------------------------------------
                              --------------------------------------------------


                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone
----------------------------- A new account may not be opened by                 To buy additional shares or to buy
                              telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o Investor Services at
                              bank information on file. If you do not              1-800-222-8222 or
                              currently have an account, refer to the section    o 1-800-368-7550 for the
                              on buying shares by mail or wire.                    automated phone system
                              -------------------------------------------------- --------------------------------------

 In Person
----------------------------- Investors are welcome to visit the Investor        See instructions shown to the left.
                              Center in person to ask questions or conduct
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------


 16 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
               OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire       o Complete, sign and mail your account        To buy additional shares, instruct
-------------- application (refer to the section on buying   your bank or financial institution to
               shares by mail)                               use the same wire instructions
               o Provide the following instructions to your  shown to the left.
               financial institution:                        --------------------------------------
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               ---------------------------------------------

 By Internet
-------------- A new account may not be opened by            o To buy additional shares or buy
               Internet unless you have another Wells Fargo  shares of a new Fund, visit our
               Advantage Fund account with your bank         Web site at
               information on file. If you do not currently  www.wellsfargo.com/
               have an account, refer to the section on      advantagefunds.
               buying shares by mail or wire.
               --------------------------------------------- o Subsequent online purchases have a minimum of $100 and a
                                                             maximum of $100,000.
                                                             --------------------------------------

GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 17

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                           REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------
                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person
-------------------------
                          Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          -----

18 HOW TO SELL SHARES

SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
Electronic Funds Transfer   use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


                                                           HOW TO SELL SHARES 19

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.


20 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds


                                                       HOW TO EXCHANGE SHARES 21

Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

22 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.


It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


                                                             ACCOUNT POLICIES 23

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

24 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.


                                                                DISTRIBUTIONS 25

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

26 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.

MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

LARGE COMPANY GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                 10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                 capitalization companies as those with market capitalizations of $3 billion or more.
                                 We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                 dominance in their niche or industry; low cost producers; low levels of leverage;
                                 potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.


================================================================================
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Adviser and
Portfolio Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


LARGE COMPANY GROWTH FUND

CLASS Z SHARES - COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                                        SEPT. 30,       SEPT. 30,
FOR THE PERIOD ENDED:                                                     2006           2005/1/

 NET ASSET VALUE, BEGINNING OF PERIOD                                $    47.14      $    42.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            (0.29)/2/       (0.17)/2/
  Net realized and unrealized gain (loss) on investments                   0.63            4.51
                                                                     --------------  --------------
  Total from investment operations                                         0.34            4.34
                                                                     --------------  --------------

 LESS DISTRIBUTIONS:
  Distributions from net investment income                                (0.13)           0.00
  Distributions from net realized gain                                     0.00            0.00
                                                                     --------------  --------------
  Total distributions                                                     (0.13)           0.00
                                                                     --------------  --------------
 NET ASSET VALUE, END OF PERIOD                                      $    47.35      $    47.14
                                                                     ==============  ==============

 TOTAL RETURN/3/                                                           0.71%          10.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                   $  104,803      $  124,645
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets/5/                               1.37%           1.37%
  Ratio of net investment income (loss) to average net assets             (0.61)%         (0.77)%
  Portfolio turnover rate/6,7/                                                6%             18%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/4, 5, 8/                                            1.39%           1.43%


1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
2   Calculated based upon average shares outstanding.

3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4   Ratios shown for periods of less than one year are annualized.

5 Includes net expenses allocated from the master portfolio in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]





                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                    101866 02-07
                                                             027EGZ / P902 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS

Emerging Markets Focus Fund

International Core Fund

International Equity Fund

International Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                          3
Emerging Markets Focus Fund                   4
International Core Fund                       9
International Equity Fund                    14
International Value Fund                     19
Description of Principal Investment Risks    24

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management of the Fund      28
About Wells Fargo Funds Trust                28
The Investment Adviser                       28
The Sub-Advisers and Portfolio Managers      29
Dormant Investment Advisory Arrangements     37
Dormant Multi-Manager Arrangement            37


--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes                  39
Reductions and Waivers of Sales Charges    42
Pricing Fund Shares                        46
How to Open an Account                     47
How to Buy Shares                          48
How to Sell Shares                         50
How to Exchange Shares                     54
Account Policies                           56

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                           58
Taxes                                   59
Master/Gateway/SM/ Structure            60
Financial Highlights                    61
For More Information            Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Emerging Markets Focus Fund and International Equity Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The International Value Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Anthony L.T. Cragg
Alison Shimada

FUND INCEPTION:
12/31/1997
CLASS A
Ticker: MFFAX
CLASS B
Ticker: MFFBX
CLASS C
Ticker: MFFCX

INVESTMENT OBJECTIVE
The Emerging Markets Focus Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in emerging market equity securities;

o up to 50% of the Fund's total assets in equity securities issued by companies in a single emerging market country; and

o in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 20 to 40 companies tied economically to emerging market countries. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential. In the macroeconomic outlook, we specifically look for improvement in gross domestic product growth, inflation, and interest rates. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain first hand insight into the economic, political and social trends that affect investment in those countries. Security selection is based on a company's financial history, earnings growth potential, international competitiveness and quality of management. The most common valuation parameters used are price-to-earnings to earnings growth and price-to-cash-flow to cash flow growth, although there is no single valuation parameter that is universally applied across sectors and companies. The process used to sell a security or reduce its weighting in the portfolio is as important as our buy decision process. A deterioration in the macroeconomic outlook is one of the factors that may lead us to reduce country weighting. We may also choose to sell portfolio securities due to: (1) over-valuation by the market relative to our estimated fair price; (2) deterioration in industry trends (such as falling prices); or (3) decline in competitiveness. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may also actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Non-U.S. Securities Risk
   o Regional Risk

   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   EMERGING MARKETS FOCUS FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





                            Calendar Year Total Returns for Class A/1/
                                      as of 12/31 each year
 1998         1999          2000         2001        2002       2003        2004        2005        2006
-21.17%      121.21%       -17.67%      -3.54%      -5.54%     71.27%      12.28%      19.80%      32.34%


          BEST AND WORST QUARTER
Best Quarter:       Q4 '99     44.10%
Worst Quarter:      Q3 '01     -22.82%



AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                     1 YEAR   5 YEARS   LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                                               24.73%   22.10%     15.85%
  Returns After Taxes on Distributions/2/                            24.69%   21.95%     15.54%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/    16.07%   19.59%     14.10%
 CLASS B/1/ Returns Before Taxes                                     26.39%   22.64%     16.18%
 CLASS C/1/ Returns Before Taxes                                     30.36%   22.61%     15.56%
 MSCI EMERGING MARKETS INDEX/SM//3/                                  32.59%   26.97%     12.02%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on October 31, 2001. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. The Administrator Class shares incepted on December 31, 1997. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index/SM/ is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The Index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.


6 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)               CLASS A   CLASS B   CLASS C
Maximum sales charge (load) imposed on purchases        5.75%      None      None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                    None/1/    5.00%     1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
Redemption Fee/2/                                       2.00%      2.00%     2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
Management Fees/3/                               1.10%     1.10%     1.10%
Distribution (12b-1) Fees                        0.00%     0.75%     0.75%
Other Expenses/4/                                0.91%     0.91%     0.91%
TOTAL ANNUAL FUND OPERATING EXPENSES             2.01%     2.76%     2.76%
Fee Waivers                                      0.11%     0.11%     0.11%
NET EXPENSES/5/                                  1.90%     2.65%     2.65%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2   Percentage of the net proceeds deducted if shares are redeemed
    (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.

4 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                   EMERGING MARKETS FOCUS FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                CLASS A        CLASS B        CLASS C
If you sell your shares at the end of the period:
   1 Year      $     757      $     768      $     368
   3 Years     $   1,159      $   1,146      $     846
   5 Years     $   1,586      $   1,650      $   1,450
  10 Years     $   2,770      $   2,818      $   3,082
If you do NOT sell your shares at the end of the period:
   1 Year      $     757      $     268      $     268
   3 Years     $   1,159      $     846      $     846
   5 Years     $   1,586      $   1,450      $   1,450
  10 Years     $   2,770      $   2,818      $   3,082


8 EMERGING MARKETS FOCUS FUND

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
9/28/2001
CLASS A
Ticker: WFIAX
CLASS B
Ticker: WFIBX
CLASS C
Ticker: WFICX

INVESTMENT OBJECTIVE
The International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of non-U.S. companies; and

o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We invest in equity securities of non-U.S. companies that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       INTERNATIONAL CORE FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

10 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund.

[GRAPHIC APPEARS HERE]

  Calendar Year Total Returns for Class A/1/
             as of 12/31 each year
  2002        2003        2004       2005       2006%
-15.08%      31.38%      19.38%      8.71%      20.00%


          BEST AND WORST QUARTER
Best Quarter:       Q2 '03      15.21%
Worst Quarter:      Q3 '02     -15.81%



AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                     1 YEAR   5 YEARS   LIFE OF FUND/1/
CLASS A/1/
   Returns Before Taxes                                              13.14%   10.36%      10.68%
   Returns After Taxes on Distributions/2/                           12.26%    9.46%       9.82%
   Returns After Taxes on Distributions and Sale of Fund Shares/2/    8.73%    8.67%       8.99%
CLASS B/1/ Returns Before Taxes                                      14.06%   11.12%      11.50%
CLASS C/1/ Returns Before Taxes                                      18.34%   11.43%      11.67%
MSCI EAFE (Reg. TM) INDEX/3/                                         26.86%   15.43%      16.11%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on September 28, 2001. Performance shown prior to April 11, 2005, for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor International Core Fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


                                                      INTERNATIONAL CORE FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)               CLASS A    CLASS B   CLASS C
Maximum sales charge (load) imposed on purchases         5.75%      None      None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                     None/1/    5.00%     1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
Redemption Fee/2/                                        2.00%      2.00%     2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
Management Fees/3/                               0.95%     0.95%     0.95%
Distribution (12b-1) Fees                        0.00%     0.75%     0.75%
Other Expenses/4/                                3.09%     3.16%     3.17%
TOTAL ANNUAL FUND OPERATING EXPENSES             4.04%     4.86%     4.87%
Fee Waivers                                      2.54%     2.61%     2.62%
NET EXPENSES/5/                                  1.50%     2.25%     2.25%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

4 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


12 INTERNATIONAL CORE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year      $     719      $     728      $     328
   3 Years     $   1,515      $   1,528      $   1,230
   5 Years     $   2,326      $   2,431      $   2,235
  10 Years     $   4,423      $   4,511      $   4,758
 If you do NOT sell your shares at the end of the period:
   1 Year      $     719      $     228      $     228
   3 Years     $   1,515      $   1,228      $   1,230
   5 Years     $   2,326      $   2,231      $   2,235
  10 Years     $   4,423      $   4,511      $   4,758


                                                      INTERNATIONAL CORE FUND 13

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis

Puneet Mansharamani, CFA

Menno Vermeulen, CFA
Robert W. Vishny
Mark L. Yockey, CFA

FUND INCEPTION:
9/24/1997
CLASS A
Ticker: SILAX
CLASS B
Ticker: SILBX
CLASS C
Ticker: WFECX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and

o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)
Artisan invests in equity securities of non-U.S. companies by using a bottom-up investment process described below to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.

LSV ASSET MANAGEMENT (LSV)
LSV invests in equity securities of non-U.S. companies which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A

14 INTERNATIONAL EQUITY FUND
stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)
New Star invests in equity securities of non-U.S. companies with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    INTERNATIONAL EQUITY FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                            Calendar Year Total Returns for Class A/1/
                                      as of 12/31 each year
 1998        1999         2000         2001         2002        2003        2004        2005       2006
16.03%      51.16%       -13.20%      -18.37%      -23.28%     28.82%      10.82%      11.83%      24.45%


          BEST AND WORST QUARTER
Best Quarter:       Q4 '99     33.55%
Worst Quarter:      Q3 '02    -21.81%



AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                   1 YEAR    5 YEARS   LIFE OF FUND/1/
CLASS A/1/
 Returns Before Taxes                                              17.32%      7.51%      6.07%
 Returns After Taxes on Distributions/2/                           16.92%      7.31%      5.87%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/   11.25%      6.39%      5.21%
CLASS B/1/ Returns Before Taxes                                    18.53%      7.64%      5.95%
CLASS C/1/ Returns Before Taxes                                    22.44%      7.93%      5.94%
MSCI EAFE (Reg. TM) INDEX/3/                                       26.86%     15.43%      8.12%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on September 24, 1997. Class C shares incepted on April 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


16 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)               CLASS A   CLASS B   CLASS C
Maximum sales charge (load) imposed on purchases         5.75%     None      None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                     None/1/   5.00%     1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
Redemption Fee/2/                                        2.00%     2.00%     2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
Management Fees/3/                               0.93%     0.93%     0.93%
Distribution (12b-1) Fees                        0.00%     0.75%     0.75%
Other Expenses/4/                                0.74%     0.74%     0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES             1.67%     2.42%     2.42%
Fee Waivers                                      0.17%     0.17%     0.17%
NET EXPENSES/5/                                  1.50%     2.25%     2.25%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

4 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                    INTERNATIONAL EQUITY FUND 17

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year      $     719      $     728      $     328
   3 Years     $   1,056      $   1,038      $     738
   5 Years     $   1,415      $   1,475      $   1,275
  10 Years     $   2,424      $   2,470      $   2,743
 If you do NOT sell your shares at the end of the period:
   1 Year      $     719      $     228      $     228
   3 Years     $   1,056      $     738      $     738
   5 Years     $   1,415      $   1,275      $   1,275
  10 Years     $   2,424      $   2,470      $   2,743


18 INTERNATIONAL EQUITY FUND

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
LSV Asset Management

PORTFOLIO MANAGERS
Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA
Robert W. Vishny

FUND INCEPTION:
10/31/2003
CLASS A
Ticker:WFFAX
CLASS B
Ticker: WFVBX
CLASS C
Ticker: WFVCX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in the equity securities of non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     INTERNATIONAL VALUE FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

20 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns for Class A/1/
     as of 12/31 each year
 2004        2005       2006
25.73%      10.54%      28.58%


       BEST AND WORST QUARTER
Best Quarter:      Q4 '04    14.57%
Worst Quarter:     Q2 '05    -1.52%



AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                                   1 YEAR   LIFE OF FUND/1/
CLASS A/1/
 Returns Before Taxes                                              21.19%       21.08%
 Returns After Taxes on Distributions/2/                           21.00%       20.38%
 Returns After Taxes on Distributions and Sale of Fund Shares/2/   13.78%       17.94%
CLASS B/1/ Returns Before Taxes                                    22.59%       21.79%
CLASS C/1/ Returns Before Taxes                                    26.60%       22.41%
MSCI EAFE (Reg. TM) VALUE INDEX/3/                                 31.15%       26.03%
 (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on October 31, 2003. Class B and Class C shares incepted on April 11, 2005. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect the Class B and Class C sales charges and expenses, as applicable. Returns for Class A, Class B and Class C and the Index shown in the Life of the Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.


                                                     INTERNATIONAL VALUE FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)               CLASS A   CLASS B   CLASS C
Maximum sales charge (load) imposed on purchases         5.75%     None      None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                    None/1/    5.00%     1.00%
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
Redemption Fee/2/                                        2.00%     2.00%     2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A    CLASS B    CLASS C
Management Fees/3/                               0.95%      0.95%      0.95%
Distribution (12b-1) Fees                        0.00%      0.75%      0.75%
Other Expenses/4/                                5.19%      5.14%      4.59%
TOTAL ANNUAL FUND OPERATING EXPENSES             6.14%      6.84%      6.29%
Fee Waivers                                      4.64%      4.59%      4.04%
NET EXPENSES/5/                                  1.50%      2.25%      2.25%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

4   Includes expenses payable to affiliates of Wells Fargo & Company.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


22 INTERNATIONAL VALUE FUND

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year      $     710      $     722      $     317
   3 Years     $   1,896      $   1,903      $   1,494
   5 Years     $   3,054      $   3,133      $   2,739
  10 Years     $   5,837      $   5,880      $   5,713
 If you do NOT sell your shares at the end of the period:
   1 Year      $     710      $     222      $     217
   3 Years     $   1,896      $   1,603      $   1,494
   5 Years     $   3,054      $   2,933      $   2,739
  10 Years     $   5,837      $   5,880      $   5,713


                                                     INTERNATIONAL VALUE FUND 23

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.


ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK        An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


24 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 25

MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
NON-U.S. SECURITIES RISK  Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                          (GDRs). ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                          ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                          GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Investments in non-U.S. securities also involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes;
                          trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
REGIONAL RISK             The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a fund without a regional focus.


26 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 27

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Fund and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the International Value Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

28 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Fund. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and the master portfolio in which the International Value Fund invests. Sub-advisory services provided to the master portfolio are described as being provided at the gateway fund level. However, there are no sub-advisory services currently provided at the gateway fund level for the International Value Fund because the Fund invests substantially all of its assets in the master portfolio described in the MASTER/GATEWAY Structure section. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.



ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is
a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

MARK L. YOCKEY, CFA           Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                              Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                              State University.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 29

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY



ARTISAN PARTNERS LIMITED PARTNERSHIP - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]

ARTISAN COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
 1996       1997        1998        1999       2000
34.37%      3.44%      32.12%      79.73%    -10.82%

 1996       2001       2002        2003        2004        2005
34.37%     -16.17%    -19.12%     28.68%      17.40%      15.62%


* The composite's year-to-date performance through September 30, 2006 was 13.21%.



ARTISAN COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05                      1 YEAR    5 YEARS    10 YEARS
Artisan Composite Performance (incept. 01/01/96)   15.62%     3.44%      13.30%
MSCI EAFE Index/1/                                 14.06%     4.94%       6.17%
MSCI EAFE Growth Index/2/                          13.68%     2.23%        N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


2 The Morgan Stanley Capital International Europe, Australasia and Far East Growth ("MSCI EAFE Growth") Index is an unmanaged market capitalization index designed to measure the performance of growth securities within developed equity markets, excluding the U.S. and Canada. You cannot invest directly in an index.

30 ORGANIZATION AND MANAGEMENT OF THE FUND

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the
International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

JOSEF LAKONISHOK              Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                              M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI, CFA      Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund     and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund      Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                              College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                              of Engineering.
MENNO VERMEULEN, CFA          Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                              Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                              Econometrics, Erasmus University at Rotterdam.
ROBERT W. VISHNY              Dr. Vishny is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics, Mathematics, and Philosophy, University
                              of Michigan; Ph.D., Economics, Massachusetts Institute of Technology.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 31

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY



LSV ASSET MANAGEMENT - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]

LSV COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
 1998        1999       2000         2001      2002        2003        2004        2005
13.39%      17.55%      0.37%       -9.51%     1.68%      43.53%      27.36%      13.36%


* The composite's year-to-date performance through September 30, 2006 was 16.43%.



LSV COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05                   1 YEAR    5 YEARS   LIFE OF COMPOSITE
LSV Composite Performance (incept. 12/31/97)    13.36%     13.78%       12.42%
MSCI EAFE Index/1/                              14.06%      4.94%        6.68%
MSCI EAFE Value Index/2/                        14.44%      7.55%         N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


2 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.


32 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY



LSV ASSET MANAGEMENT - INTERNATIONAL VALUE FUND. The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]

LSV COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
 1998        1999       2000        2001      2002        2003        2004       2005
13.39%      17.55%      0.37%      -9.51%     1.68%      43.53%      27.36%     13.36%


* The composite's year-to-date performance through September 30, 2006 was 16.43%.



LSV COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05                   1 YEAR    5 YEARS   LIFE OF COMPOSITE
LSV Composite Performance (incept. 12/31/97)    13.36%    13.78%      12.42%
MSCI EAFE Value Index/1/                        14.44%     7.55%       N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 33

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a
London-based U.S.-registered investment adviser. New Star sub-advises the International Core Fund and the International
Equity Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

MARK BEALE                    Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Core Fund       has managed since 2004, and the International Core Fund, which he has managed
International Equity Fund     since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for
                              New Star's international equity product. He is a member of the Investment Policy and
                              Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Mr. Beale is Co-Head of Institutional Equity and has oversight of the
                              New Star Team based approach. Education: B.A., Economic History, University of Sussex,
                              England.
BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the International Core Fund and the
International Core Fund       International Equity Fund, both of which he has managed since 2006. Mr. Coffey joined
International Equity Fund     New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios.
                              He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of
                              London.
RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the International Core Fund, which he has
International Core Fund       managed since 2005, and the International Equity Fund, which he has managed since
International Equity Fund     2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and has specific regional responsibility for New Star's European
                              Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New
                              Star Team based approach. Education: B.S., Economics and Statistics, Bristol University,
                              England.


34 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY



NEW STAR INSTITUTIONAL MANAGERS LIMITED - INTERNATIONAL CORE FUND. The performance information shown below represents a composite of the prior performance of all registered mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]


NEW STAR COMPOSITE CALENDAR YEAR RETURNS
as of 12/31 each year
1997       1998        1999        2000        2001
6.48%     22.72%      42.72%      -16.60%     -19.93%

1997        2002        2003        2004       2005     2006
6.48%      -10.29%     37.91%      17.40%      9.07%    20.63






NEW STAR COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06     1 YEAR     5 YEARS     10 YEARS
New Star Composite Performance    20.63%      13.83%       9.06%
MSCI EAFE Index/1/                26.86%      15.43%       8.06%



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 35

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY



NEW STAR INSTITUTIONAL MANAGERS LIMITED - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of all registered mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]

NEW STAR COMPOSITE CALENDAR YEAR RETURNS
as of 12/31 each year
1997        1998        1999        2000        2001
6.48%      22.72%      42.72%      -16.60%     -19.93%

1997        2002        2003        2004       2005        2006
6.48%      -10.29%     37.91%      17.40%      9.07%      20.63%



NEW STAR COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06     1 YEAR   5 YEARS   10 YEARS
New Star Composite Performance    20.63%    13.83%     9.06%
MSCI EAFE Index/1/                26.86%    15.43%     8.06%



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


36 ORGANIZATION AND MANAGEMENT OF THE FUND

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Emerging Markets Focus Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

ANTHONY L.T. CRAGG            Mr. Cragg is jointly responsible for managing the Emerging Markets Focus Fund since
Emerging Markets Focus Fund   2006. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital
                              Management, Inc. since April 1993 and developed Strong Capital Management, Inc.'s international investment activities. Education: M.A., English Literature, Christ Church,
                              Oxford University.
ALISON SHIMADA                Ms. Shimada is jointly responsible for managing the Emerging Markets Focus Fund
Emerging Markets Focus Fund   since 2006. Ms. Shimada joined Wells Capital Management in October 2003 and currently serves as a Portfolio Manager and senior analyst covering the EMEA (Eastern
                              Europe, Middle East and Africa) region. She began her responsibilities at Wells Capital
                              Management as a senior analyst covering Japan and Australia/New Zealand, and head of equity research for the developed international equity team. Prior to joining Wells
                              Capital Management, Ms. Shimada served as an investment officer of the University of
                              California Regents-Office of the Treasurer from 1999 to 2003. Education: B.S., Political
                              Economies of Industrial Societies, University of California, Berkeley; M.B.A., Harvard
                              Business School.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1)

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 37
change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

38 ORGANIZATION AND MANAGEMENT OF THE FUND

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.


                        CLASS A                           CLASS B                           CLASS C
 INITIAL SALES CHARGE   5.75%                             None. Your entire investment      None. Your entire investment
                                                          goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED    None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)    of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                        redemptions made within           of the 7th year.
                        one year following
                        purchases of $1 million or
                        more without an initial sales
                        charge).
 ONGOING DISTRIBUTION   None.                                 0.75%                               0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM       None. Volume reductions           $ 100,000                         $ 1,000,000
                        given upon providing
                        adequate proof of eligibility.
 ANNUAL EXPENSES        Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                        than Classes B and C.             than Class A because of           than Class A because of
                                                          higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE     Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                          shares after a certain            Class A shares, so annual
                                                          number of years depending         expenses do not decrease.
                                                          on the Fund, so annual
                                                          expenses decrease.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                                                    A CHOICE OF SHARE CLASSES 39

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
Less than $50,000                  5.75%                  6.10%
$50,000 to $99,999                 4.75%                  4.99%
$100,000 to $249,999               3.75%                  3.90%
$250,000 to $499,999               2.75%                  2.83%
$500,000 to $999,999               2.00%                  2.04%
$1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                       CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
REDEMPTION WITHIN    1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS     8 YEARS
CDSC                 5.00%       4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999, are also subject to the above CDSC Schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999, are also subject to the above CDSC Schedule.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

                                                  CLASS B SHARES CDSC SCHEDULE
                    FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
REDEMPTION WITHIN             1 YEAR     2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
CDSC                          5.00%       4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%     A shares

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

40 A CHOICE OF SHARE CLASSES

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 41

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

42 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

   o individual accounts;
   o joint accounts;
   o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
   o Section 403(b) accounts; and
   o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

   o Section 529 college savings plan accounts;
   o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
   o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 43

o  Insurance company separate accounts.

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).

o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.


o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.


We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.


DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:

FUND                            CLASS B     CLASS C
Emerging Markets Focus Fund     0.75%        0.75%
International Core Fund         0.75%        0.75%
International Equity Fund       0.75%        0.75%
International Value Fund        0.75%        0.75%

44 REDUCTIONS AND WAIVERS OF SALES CHARGES

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 45

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

46 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

                                                       HOW TO OPEN AN ACCOUNT 47

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.



 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $1,000                                             $100
 Automatic Investment Plans        $50                                              $50
 IRAs, IRA rollovers, Roth        $250                                             $100
  IRAs
 UGMA/UTMA accounts                $50                                              $50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- -------------------------------------------------- --------------------------------------
 By Mail
----------------------------- o Complete and sign your account                   o Fill out the deposit slip from
                              application.                                       your account statement. If you
                              o Mail the application with your check made        do not have a slip, include a
                              payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                     name, and your account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS              o Mail the deposit slip or note
                                               P.O. Box 8266                     with your check made payable
                                           Boston, MA 02266-8266                 to the Fund to the address on
                                                                                 the left.
                                               OVERNIGHT ONLY
                              -------------------------------------------------- --------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone
----------------------------- A new account may not be opened by                 To buy additional shares or to buy
                              telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o Investor Services at
                              bank information on file. If you do not            1-800-222-8222 or
                              currently have an account, refer to the section    o 1-800-368-7550 for the
                              on buying shares by mail or wire.                  automated phone system
                              -------------------------------------------------- --------------------------------------
 In Person
----------------------------- Investors are welcome to visit the Investor        See instructions shown to the left.
                              Center in person to ask questions or conduct       --------------------------------------
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------


48 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
                --------------------------------------------- ---------------------------------------
 By Wire
--------------  o Complete, sign and mail your account        To buy additional shares, instruct
                application (refer to the section on buying   your bank or financial institution to
                shares by mail)                               use the same wire instructions
                                                              shown to the left.
                                                              --------------------------------------
                o Provide the following instructions to your
                financial institution:
                State Street Bank & Trust
                Boston, MA
                Bank Routing Number: ABA 011000028
                Wire Purchase Account: 9905-437-1
                Attention: WELLS FARGO ADVANTAGE FUNDS
                (Name of Fund, Account
                Number and any applicable
                share class)
                Account Name: Provide your
                name as registered on the
                Fund account
-------------- ----------------------------------------------
 By Internet
--------------
                A new account may not be opened by            o To buy additional shares or buy
                Internet unless you have another Wells Fargo  shares of a new Fund, visit our
                Advantage Fund account with your bank         Web site at
                information on file. If you do not currently  www.wellsfargo.com/
                have an account, refer to the section on      advantagefunds.
                buying shares by mail or wire.
               ---------------------------------------------
                                                              o Subsequent online purchases
                                                              have a minimum of $100 and a
                                                              maximum of $100,000.
                                                             --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 49

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
 Representative
                          ----------------------------------------------------------------------
 By Mail
                           o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                           dollar amount you wish to receive (or write "Full Redemption"
                           to redeem your remaining account balance) to the address
                           below.
                           o Make sure all account owners sign the request exactly as their names appear on the account application.
                           o  A medallion guarantee may be required under certain
                           circumstances (see "General Notes for Selling Shares").

                                                           REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire
-------------------------  o To arrange for a Federal Funds wire, call 1-800-222-8222.
                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                           o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet
-------------------------
                           Visit our Web site at www.wellsfargo.com/advantagefunds.

                           Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person
-------------------------
                           Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                           53051.
                           -----

50 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o CDSC FEES OR REDEMPTION FEES.Your redemption proceeds are net of any CDSC fees and/or redemption fees.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT

                                                           HOW TO SELL SHARES 51
     or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.


REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);


o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;


o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o  due to participation in the Systematic Withdrawal Plan;

o Wells Fargo Advantage Fund of Funds transactions and transactions by Section 529 college savings plan accounts; and

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries

52 HOW TO SELL SHARES
will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

                                                           HOW TO SELL SHARES 53

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and
   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


54 HOW TO EXCHANGE SHARES

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 55

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

56 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 57

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.


58 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit again your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 59

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                        non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO

The sub-adviser for the master portfolio are compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.


LSV is the investment
sub-adviser for the
International Value Portfolio
in which certain gateway funds
invest substantially
all or a portion of their
assets. For additional
information regarding LSV, see
"The Sub-Advisers and
Portfolio Managers"
sub-section.

60 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

EMERGING MARKETS FOCUS FUND

CLASS A SHARES - COMMENCED ON OCTOBER 31, 2001

For a share outstanding throughout each period


                                          SEPT. 30,       SEPT. 30,      SEPT. 30,      SEPT. 30,      JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:                      2006            2005           2004          2003/1/         2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD   $     27.59     $     20.62    $     17.76    $     15.27    $     14.50     $     11.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.58         0.13/2/        0.00/2/        0.02/2/           0.00            0.29
  Net realized and unrealized
   gain (loss) on investments                  5.40            6.84           2.86           2.47           0.77            2.94
                                        -----------     -----------    -----------    -----------    -----------     -----------
  Total from investment operations             5.98            6.97           2.86           2.49           0.77            3.23
                                        -----------     -----------    -----------    -----------    -----------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          (0.51)           0.00           0.00           0.00           0.00           (0.10)
  Distributions from net
   realized gain                               0.00            0.00           0.00           0.00           0.00            0.00
                                        -----------     -----------    -----------    -----------    -----------     -----------
  Total distributions                         (0.51)           0.00           0.00           0.00           0.00           (0.10)
                                        -----------     -----------    -----------    -----------    -----------     -----------
 NET ASSET VALUE, END OF PERIOD               33.06     $     27.59    $     20.62    $     17.76    $     15.27     $     14.50
                                        ===========     ===========    ===========    ===========    ===========     ===========
 TOTAL RETURN/3/                              21.95%          33.80%         16.04%         16.37%          5.33%          28.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)      $   162,525     $   157,107    $   139,880    $   117,842    $   105,512     $        23
  Ratios to average net assets:/4/
  Ratio of expenses to average
   net assets                                  1.90%           1.90%          1.90%          1.88%          2.18%           2.20%
  Ratio of net investment income
   (loss) to average net assets                1.87%           0.54%          0.00%          0.42%         (1.65)%          0.43%
  Portfolio turnover rate                       103%            184%           225%            49%           210%            206%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/4,5/                    2.01%           2.03%          2.01%          2.03%          2.18%           5.27%


1   The Fund changed its fiscal year-end from June 30 to September 30.
2   Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.

4   Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 61

EMERGING MARKETS FOCUS FUND

CLASS B SHARES - COMMENCED ON OCTOBER 31, 2001

For a share outstanding throughout each period


                                          SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        JUNE 30,      JUNE 30,
 FOR THE PERIOD ENDED:                      2006            2005            2004           2003/1/           2003          2002

 NET ASSET VALUE, BEGINNING OF PERIOD   $     27.02     $     20.34     $     17.62     $     15.18     $     14.52    $     11.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.30       (0.03)/2/       (0.13)/2/       (0.02)/2/            0.10           0.08
  Net realized and unrealized
   gain (loss) on investments                  5.33            6.71            2.85            2.46            0.56           3.17
                                        -----------     -----------     -----------     -----------     -----------    -----------
  Total from investment operations             5.63            6.68            2.72            2.44            0.66           3.25
                                        -----------     -----------     -----------     -----------     -----------    -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          (0.36)           0.00            0.00            0.00            0.00          (0.10)
  Distributions from net
   realized gain                               0.00            0.00            0.00            0.00            0.00           0.00
                                        -----------     -----------     -----------     -----------     -----------    -----------
  Total distributions                         (0.36)           0.00            0.00            0.00            0.00          (0.10)
                                        -----------     -----------     -----------     -----------     -----------    -----------
 NET ASSET VALUE, END OF PERIOD         $     32.29     $     27.02     $     20.34     $     17.62     $     15.18    $     14.52
                                        ===========     ===========     ===========     ===========     ===========    ===========
 TOTAL RETURN/3/                              21.01%          32.84%          15.37%          16.06%           4.64%         28.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)      $     6,310     $     4,242     $     2,781     $       290     $        28    $        11
  Ratios to average net assets:/4/
  Ratio of expenses to average
   net assets                                  2.65%           2.65%           2.65%           2.64%           2.33%          2.31%
  Ratio of net investment income
   (loss) to average net assets                0.89%          (0.12)%         (0.64)%         (0.45)%          1.59%          0.10%
  Portfolio turnover rate                       103%            184%            225%             49%            210%           206%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/4,5/                    2.76%           2.77%           2.77%           2.79%           2.78%          5.38%


1   The Fund changed its fiscal year-end from June 30 to September 30.
2   Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.

4   Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 62 FINANCIAL HIGHLIGHTS

EMERGING MARKETS FOCUS FUND

CLASS C SHARES - COMMENCED OCTOBER 31, 2001

For a share outstanding throughout each period


                                         SEPT. 30,      SEPT. 30,         SEPT. 30,        SEPT. 30,        JUNE 30,      JUNE 30,
 FOR THE PERIOD ENDED:                     2006           2005              2004           2003/1/            2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD      $26.87         $20.24            $17.56           $15.12           $14.48       $11.37
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)               0.31          (0.05)/2/         (0.14)/2/        (0.02)/2/         0.02         0.05
  Net realized and unrealized
   gain (loss) on investments                5.28           6.68              2.82             2.46             0.62         3.16
                                         --------       -----------       -----------      -----------      --------     --------
  Total from investment operations           5.59           6.63              2.68             2.44             0.64         3.21
                                         --------       -----------       -----------      -----------      --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.29)          0.00              0.00             0.00             0.00        (0.10)
  Distributions from net
   realized gain                             0.00           0.00              0.00             0.00             0.00         0.00
                                         --------       -----------       -----------      -----------      --------     --------
  Total distributions                       (0.29)          0.00              0.00             0.00             0.00        (0.10)
                                         --------       -----------       -----------      -----------      --------     --------
 NET ASSET VALUE, END OF PERIOD            $32.17         $26.87            $20.24           $17.56           $15.12       $14.48
                                         ========       ===========       ===========      ===========      ========     ========
 TOTAL RETURN/3/                            20.96%         32.76%            15.26%           16.14%            4.37%       28.39%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                   $3,122         $2,632            $2,449             $519              $59          $13
  Ratios to average net assets:/4/
  Ratio of expenses to average
   net assets                                2.65%          2.65%             2.65%            2.64%            3.39%        3.44%
  Ratio of net investment
   income (loss) to average
   net assets                                1.00%         (0.20)%           (0.71)%          (0.39)%          (3.00)%       0.10%
  Portfolio turnover rate                     103%           184%              225%              49%             210%         206%
  Ratio of expenses to average
   net assets prior to waived fees and
   reimbursed expenses/4,5/                  2.76%          2.77%             2.77%            2.79%            3.53%        6.51%


1   The Fund changed its fiscal year-end from June 30 to September 30.
2   Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.

4   Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 63

INTERNATIONAL CORE FUND

CLASS A SHARES - COMMENCED SEPTEMBER 28, 2001

For a share outstanding throughout the period


                                           SEPT. 30,     SEPT. 30,     DEC. 31,     DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                       2006        2005/1/        2004         2003             2002            2001/2/
 NET ASSET VALUE, BEGINNING OF PERIOD        $13.98        $13.16        $11.47        $8.84          $10.41           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.16          0.11       0.28/3/      0.18/3/           (0.06)/3/        (0.03)
  Net realized and unrealized
   gain (loss) on investments                  1.58          0.74          1.93         2.59           (1.51)            0.44
                                           --------      --------     ---------    ---------        -----------      --------
  Total from investment operations             1.74          0.85          2.21         2.77           (1.57)            0.41
                                           --------      --------     ---------    ---------        -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          (0.12)         0.00         (0.25)       (0.14)           0.00             0.00
  Distributions from net
   realized gain                              (1.45)        (0.03)        (0.27)        0.00            0.00             0.00
                                           --------      --------     ---------    ---------        -----------      --------
  Total distributions                         (1.57)        (0.03)        (0.52)       (0.14)           0.00             0.00
                                           --------      --------     ---------    ---------        -----------      --------
 NET ASSET VALUE, END OF PERIOD              $14.15        $13.98        $13.16       $11.47           $8.84           $10.41
                                           ========      ========     =========    =========        ===========      ========
 TOTAL RETURN/4/                              13.75%         6.48%        19.38%       31.38%         (15.08)%           4.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $2,745        $1,299          $757         $585            $161             $104
  Ratios to average net assets:/5/
  Ratio of expenses to average
   net assets                                  1.50%         0.98%         0.01%        0.01%           2.21%            2.23%
  Ratio of net investment income (loss)
   to average net assets                       1.61%         1.82%         2.33%        1.78%          (0.58)%          (1.12)%
  Portfolio turnover rate                        36%           37%           28%          88%             47%               4%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/5,6/                               4.04%         5.94%         4.78%        7.65%          52.39%            2.23%


1   In 2005, the Fund changed its fiscal year-end from December 31 to September
    30.
2 For the period of September 28, 2001 (commencement of Class) to December 31, 2001.
3   Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5   Ratios shown for periods of less than one year are annualized.

6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 64 FINANCIAL HIGHLIGHTS

INTERNATIONAL CORE FUND

CLASS B SHARES - COMMENCED SEPTEMBER 28, 2001

For a share outstanding throughout the period


                                         SEPT. 30,     SEPT. 30,        DEC. 31,       DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                     2006        2005/1/           2004           2003             2002            2001/2/
 NET ASSET VALUE, BEGINNING OF PERIOD      $13.90        $13.13         $11.45            $8.82          $10.40           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.08          0.14        0.28/3/          0.20/3/           (0.08)/3/        (0.04)
  Net realized and unrealized
   gain (loss) on investments                1.54          0.66           1.92             2.58           (1.50)            0.44
                                         --------      --------      ---------        ---------        -----------      --------
  Total from investment operations           1.62          0.80           2.20             2.78           (1.58)            0.40
                                         --------      --------      ---------        ---------        -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.14)         0.00          (0.25)           (0.15)           0.00             0.00
  Distributions from net
   realized gain                            (1.45)        (0.03)         (0.27)            0.00            0.00             0.00
                                         --------      --------      ---------        ---------        -----------      --------
  Total distributions                       (1.59)        (0.03)         (0.52)           (0.15)           0.00             0.00
                                         --------      --------      ---------        ---------        -----------      --------
 NET ASSET VALUE, END OF PERIOD            $13.93        $13.90         $13.13           $11.45           $8.82           $10.40
                                         ========      ========      =========        =========        ===========      ========
 TOTAL RETURN/4/                            12.93%         6.11%         19.32%           31.58%         (15.19)%           4.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $2,616        $1,702         $1,218             $727            $289             $104
  Ratios to average net ssets:/5/
  Ratio of expenses to average
   net assets                                2.25%         1.44%          0.00%/6/         0.00%           2.38%            2.70%
  Ratio of net investment
   income (loss) to average
   net assets                                0.72%         1.58%          2.32%            2.01%          (0.83)%          (1.60)%
  Portfolio turnover rate                      36%           37%            28%              88%             47%               4%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/5,7/                  4.86%         6.88%          5.52%            8.58%          52.04%            2.98%


1   In 2005, the Fund changed its fiscal year-end from December 31 to September
    30.
2 For the period of September 28, 2001 (commencement of Class) to December 31, 2001.
3   Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5   Ratios shown for periods of less than one year are annualized.
6   Amount calculated is less than 0.05%.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 65

INTERNATIONAL CORE FUND

CLASS C SHARES - COMMENCED SEPTEMBER 28, 2001

For a share outstanding throughout the period


                                          SEPT. 30,     SEPT. 30,        DEC. 31,       DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                      2006        2005/1/           2004           2003             2002            2001/2/
 NET ASSET VALUE, BEGINNING OF PERIOD       $13.88        $13.12         $11.43            $8.82          $10.40           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.05          0.11        0.28/3/          0.21/3/           (0.06)/3/        (0.04)
  Net realized and unrealized
   gain (loss) on investments                 1.58          0.68           1.93             2.57           (1.52)            0.44
                                          --------      --------      ---------        ---------        -----------      --------
  Total from investment operations            1.63          0.79           2.21             2.78           (1.58)            0.40
                                          --------      --------      ---------        ---------        -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         (0.09)         0.00          (0.25)           (0.17)           0.00             0.00
  Distributions from net
   realized gain                             (1.45)        (0.03)         (0.27)            0.00            0.00             0.00
                                          --------      --------      ---------        ---------        -----------      --------
  Total distributions                        (1.54)        (0.03)         (0.52)           (0.17)           0.00             0.00
                                          --------      --------      ---------        ---------        -----------      --------
 NET ASSET VALUE, END OF PERIOD             $13.97        $13.88         $13.12           $11.43           $8.82           $10.40
                                          ========      ========      =========        =========        ===========      ========
 TOTAL RETURN/4/                             12.99%         6.04%         19.44%           31.52%         (15.19)%           4.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $637          $325           $317             $183            $150             $104
  Ratios to average net assets:/5/
  Ratio of expenses to average
   net assets                                 2.25%         1.40%          0.00%/6/         0.01%           2.41%            2.70%
  Ratio of net investment
   income (loss) to average
   net assets                                 0.77%         1.51%          2.31%            2.15%          (0.68)%          (1.60)%
  Portfolio turnover rate                       36%           37%            28%              88%             47%               4%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/5,7/                   4.87%         6.73%          5.51%            8.36%          52.54%            2.98%


1   In 2005, the Fund changed its fiscal year-end from December 31 to September
    30.
2 For the period of September 28, 2001 (commencement of Class) to December 31, 2001.
3   Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5   Ratios shown for periods of less than one year are annualized.
6   Amount calculated is less than 0.05%.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 66 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

CLASS A SHARES - COMMENCED SEPTEMBER 24, 1997

For a share outstanding throughout the period


                                                 SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                             2006            2005            2004            2003               2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $13.69          $11.09           $9.88            $8.46            $10.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.17/1/            0.17         0.04/1/          0.04/1/             (0.01)/1/
  Net realized and unrealized
   gain (loss) on investments                        2.20            2.43            1.23             1.38             (2.03)
                                                ---------        --------       ---------        ---------          -----------
  Total from investment operations                   2.37            2.60            1.27             1.42             (2.04)
                                                ---------        --------       ---------        ---------          -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                (0.15)           0.00           (0.06)            0.00              0.00
  Distributions from net
   realized gain                                     0.00            0.00            0.00             0.00              0.00
                                                ---------        --------       ---------        ---------          -----------
  Total distributions                               (0.15)           0.00           (0.06)            0.00              0.00
                                                ---------        --------       ---------        ---------          -----------
 NET ASSET VALUE, END OF PERIOD                    $15.91          $13.69          $11.09            $9.88             $8.46
                                                =========        ========       =========        =========          ===========
 TOTAL RETURN/2/                                    17.50%          23.48%          12.89%           16.78%           (19.43)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $52,243         $57,496         $56,108          $52,762           $22,806
  Ratios to average net assets:
  Ratio of expenses to average net assets            1.50%           1.50%           1.50%            1.50%             1.72%
  Ratio of net investment income (loss)
   to average net assets                             1.16%           1.24%           0.36%            0.42%            (0.08)%
  Portfolio turnover rate                              44%             46%            112%              73%               52%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/3/                            1.67%           1.66%           1.71%            1.76%             1.96%


1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 67

INTERNATIONAL EQUITY FUND

CLASS B SHARES - COMMENCED SEPTEMBER 24,1997

For a share outstanding throughout the period


                                                  SEPT. 30,       SEPT. 30,          SEPT. 30,        SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                              2006            2005               2004             2003            2002
 NET ASSET VALUE, BEGINNING OF PERIOD               $13.03          $10.62              $9.48            $8.19          $10.25
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.07/1/            0.07              (0.05)/1/        (0.03)/1/       (0.09)/1/
  Net realized and unrealized
   gain (loss) on investments                         2.08            2.34               1.19             1.32           (1.97)
                                                 ---------        --------            ----------       ----------     -----------
  Total from investment operations                    2.15            2.41               1.14             1.29           (2.06)
                                                 ---------        --------            ----------       ----------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.05)           0.00               0.00             0.00            0.00
  Distributions from net
   realized gain                                      0.00            0.00               0.00             0.00            0.00
                                                 ---------        --------            ----------       ----------     -----------
  Total distributions                                (0.05)           0.00               0.00             0.00            0.00
                                                 ---------        --------            ----------       ----------     -----------
 NET ASSET VALUE, END OF PERIOD                     $15.13          $13.03             $10.62            $9.48           $8.19
                                                 =========        ========           ===========       ==========     ===========
 TOTAL RETURN/2/                                     16.57%          22.69%             12.03%           15.75%         (20.10)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $15,385         $14,653            $14,796          $20,149         $29,107
  Ratios to average net assets:
  Ratio of expenses to average net assets             2.25%           2.25%              2.25%            2.25%           2.47%
  Ratio of net investment income (loss)
   to average net assets                              0.49%           0.49%             (0.43)%          (0.31)%         (0.83)%
  Portfolio turnover rate                               44%             46%               112%              73%             52%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/3/                             2.42%           2.41%              2.46%            2.82%           3.06%


1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 68 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

CLASS C SHARES - COMMENCED APRIL 1, 1998

For a share outstanding throughout the period


                                                  SEPT. 30,       SEPT. 30,          SEPT. 30,        SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                              2006            2005               2004             2003            2002
 NET ASSET VALUE, BEGINNING OF PERIOD               $13.00          $10.60              $9.47            $8.18          $10.24
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.07/1/            0.06              (0.04)/1/        (0.02)/1/       (0.09)/1/
  Net realized and unrealized
   gain (loss) on investments                         2.09            2.34               1.17             1.31           (1.97)
                                                 ---------        --------            ----------       ----------     -----------
  Total from investment operations                    2.16            2.40               1.13             1.29           (2.06)
                                                 ---------        --------            ----------       ----------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.06)           0.00               0.00             0.00            0.00
  Distributions from net
   realized gain                                      0.00            0.00               0.00             0.00            0.00
                                                 ---------        --------            ----------       ----------     -----------
  Total distributions                                (0.06)           0.00               0.00             0.00            0.00
                                                 ---------        --------            ----------       ----------     -----------
 NET ASSET VALUE, END OF                            $15.10          $13.00             $10.60            $9.47           $8.18
                                                 =========        ========           ===========       ==========     ===========
  PERIOD
 TOTAL RETURN/2/                                     16.65%          22.64%             11.93%           15.77%         (20.12)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $1,652          $1,512             $1,618           $2,530          $2,167
  Ratios to average net assets:
  Ratio of expenses to
average
   net assets                                         2.25%           2.25%              2.25%            2.25%           2.47%
  Ratio of net investment
   income (loss) to average
   net assets                                         0.49%           0.42%             (0.39)%          (0.27)%         (0.78)%
  Portfolio turnover rate                               44%             46%               112%              73%             52%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                                        2.42%           2.41%              2.45%            2.70%           2.96%


1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 69

INTERNATIONAL VALUE FUND

CLASS A SHARES - COMMENCED OCTOBER 31, 2003

For a share outstanding throughout the period


                                                      SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                                  2006             2005           2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                 $   14.13        $  11.94         $  10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             0.35/8/         0.11             0.21
  Net realized and unrealized gain (loss)
   on investments                                          2.32            2.68             1.73
                                                    -----------      ----------        ---------
  Total from investment operations                         2.67            2.79             1.94
                                                    -----------      ----------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 0.00           (0.23)            0.00
  Distributions from net realized gain                    (0.05)          (0.37)            0.00
                                                    -----------      ----------        ---------
  Total distributions                                     (0.05)          (0.60)            0.00
                                                    -----------      ----------        ---------
 NET ASSET VALUE, END OF PERIOD                          $16.75          $14.13           $11.94
                                                    ===========      ==========        =========
 TOTAL RETURN/2/                                          18.93%          24.00%           19.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                       $1,900            $493              $23
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/               1.41%           1.50%            1.50%
  Ratio of net investment income (loss) to
   average net assets                                      2.26%           2.21%            2.46%
  Portfolio turnover rate/5,6/                               31%             14%              24%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,4,7/                                         6.14%          33.96%          282.28%



1 For the period from October 31, 2003 (commencement of Class) to September 30, 2004.

2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
8   Calculated based upon average shares outstanding.


 70 FINANCIAL HIGHLIGHTS

INTERNATIONAL VALUE FUND

CLASS B SHARES - COMMENCED APRIL 11, 2005

For a share outstanding throughout the period


                                                               SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                                         2006              2005/1/

 NET ASSET VALUE, BEGINNING OF PERIOD                             $14.09             $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   0.24/8/               0.05
  Net realized and unrealized gain (loss)
   on investments                                                   2.27               0.77
                                                           -------------       ------------
  Total from investment operations                                  2.51               0.82
                                                           -------------       ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                          0.00               0.00
  Distributions from net realized gain                             (0.05)              0.00
                                                           -------------       ------------
  Total distributions                                              (0.05)              0.00
                                                           -------------       ------------
 NET ASSET VALUE, END OF PERIOD                                   $16.55             $14.09
                                                           =============       ============
 TOTAL RETURN/2/                                                   17.85%              6.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $1,110               $184
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/                        2.19%              2.23%
  Ratio of net investment income (loss) to
   average net assets                                               1.52%              1.66%
  Portfolio turnover rate/5,6/                                        31%                14%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,4,7/                                                  6.84%             20.77%



1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.

2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
8   Calculated based upon average shares outstanding.


                                                         FINANCIAL HIGHLIGHTS 71

INTERNATIONAL VALUE FUND

CLASS C SHARES - COMMENCED APRIL 11, 2005

For a share outstanding throughout the period


                                                      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                                  2006          2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                $    14.09     $    13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.21/8/           0.05
  Net realized and unrealized gain (loss)
   on investments                                          2.29           0.77
                                                     ----------     ----------
  Total from investment operations                         2.50           0.82
                                                     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 0.00           0.00
  Distributions from net realized gain                    (0.05)          0.00
                                                     ----------     ----------
  Total distributions                                     (0.05)          0.00
                                                     ----------     ----------
 NET ASSET VALUE, END OF PERIOD                      $    16.54     $    14.09
                                                     ==========     ==========
 TOTAL RETURN/2/                                          17.78%          6.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $      312     $       59
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/               2.14%          2.23%
  Ratio of net investment income (loss) to
   average net assets                                      1.38%          1.84%
  Portfolio turnover rate/5,6/                               31%            14%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/3,4,7/                              6.29%         20.85%



1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.

2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
8   Calculated based upon average shares outstanding.


 72 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101871 02-07
                                                             027IER / P301 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS



International Equity Fund


International Value Fund


Overseas Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                               3
International Equity Fund                          4
International Value Fund                           8
Overseas Fund                                     12
Description of Principal Investment Risks         16




--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds           20
About Wells Fargo Funds Trust                      20
The Investment Adviser                             20
The Sub-Advisers and Portfolio Managers            20
Dormant Investment Advisory Arrangements           29
Dormant Multi-Manager Arrangement                  29




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       30
How to Buy Shares         32
How to Sell Shares        34
How to Exchange Shares    37
Account Policies          39




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           41
Taxes                                   42
Master/Gateway/SM/ Structure            43
Financial Highlights                    44
For More Information            Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the International Equity Fund and Overseas Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The International Value Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited



PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis

Puneet Mansharamani, CFA

Menno Vermeulen, CFA
Robert W. Vishny
Mark L. Yockey, CFA



FUND INCEPTION:
9/24/1997
INSTITUTIONAL CLASS
Ticker: WFISX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and


o  up to 20% of the Fund's total assets in emerging market equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.




ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)
Artisan invests in equity securities of non-U.S. companies by using a bottom-up investment process described below to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.


LSV ASSET MANAGEMENT (LSV)
LSV invests in equity securities of non-U.S. companies which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A

 4 INTERNATIONAL EQUITY FUND
stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)
New Star invests in equity securities of non-U.S. companies with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                     INTERNATIONAL EQUITY FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



[GRAPHIC APPEARS HERE]






                    Calendar Year Total Returns for the Institutional Class/1/
                                      as of 12/31 each year
 1998        1999         2000         2001         2002        2003        2004        2005        2006
16.03%      51.50%       -12.99%      -18.16%      -23.13%     28.97%      11.06%      12.15%      24.74%






          BEST AND WORST QUARTER
  Best Quarter:       Q4 '99     33.85%
  Worst Quarter:      Q3 '02     -21.81%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                       1 YEAR      5 YEARS     LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                  24.74%       9.03%           6.96%
  Returns After Taxes on Distributions/2/               24.21%       8.74%           6.70%
  Returns After Taxes on Distributions and Sale of
   Fund Shares/2/                                       16.08%       7.67%           5.97%
 MSCI EAFE (Reg. TM) INDEX/3/                           26.86%      15.43%           8.12%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on August 31, 2006. Performance shown for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class shares and Institutional Class shares are invested in the same portfolio and their annual returns differ only to the extent that they do not have the same expenses. The Administrator Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. The Class A shares incepted on September 24, 1997. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


 6 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                   None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                     2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                            0.93%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/3/                             0.36%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.29%
  Fee Waivers                                   0.24%
  NET EXPENSES/4/                               1.05%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $      91
   3 Years     $     369
   5 Years     $     669
  10 Years     $   1,521



                                                     INTERNATIONAL EQUITY FUND 7

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
LSV Asset Management



PORTFOLIO MANAGERS
Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA
Robert W. Vishny



FUND INCEPTION:
10/31/2003
INSTITUTIONAL CLASS
Ticker:WFVIX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of non-U.S. companies.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in the equity securities of non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      INTERNATIONAL VALUE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



[GRAPHIC APPEARS HERE]






Calendar Year Total Returns for the
      Institutional Class/1/
       as of 12/31 each year
 2004        2005       2006
25.73%      10.54%      28.58%






           BEST AND WORST QUARTER
  Best Quarter:       Q4 '04       14.57%
  Worst Quarter:      Q2 '05       -1.52%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                  1 YEAR         LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                           21.19%              21.08%
  Returns After Taxes on Distributions/2/        21.00%              20.38%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/2/                        13.78%              17.94%
 MSCI EAFE (Reg. TM) VALUE INDEX/3/              31.15%              26.03%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on August 31, 2006. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown for the Institutional Class shares reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Institutional Class shares. The Class A shares annual returns are substantially similar to what the Institutional Class annual returns would be because of the Class A shares and Institutional Class shares are invested in the same portfolio and their annual returns differ only to the extent that they do not have the same sales charges and expenses. The Class A shares incepted on October 31, 2003. Returns for the Institutional Class and Index in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.



 10 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases         None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                       2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                                       0.95%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/3/                                        0.29%
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.24%
  Fee Waivers                                              0.19%
  NET EXPENSES/4/                                          1.05%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3   Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $       96
   3 Years     $      364
   5 Years     $      652
  10 Years     $    1,474



                                                     INTERNATIONAL VALUE FUND 11

OVERSEAS FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
New Star Institutional Managers Limited



PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis



FUND INCEPTION:
6/30/1998
INSTITUTIONAL CLASS
Ticker: WFIIX

INVESTMENT OBJECTIVE
The Overseas Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and


o  up to 20% of the Fund's total assets in emerging market equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 12 OVERSEAS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                                OVERSEAS FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Overseas Fund was organized as the successor fund to the Strong Overseas Fund.


[GRAPHIC APPEARS HERE]





                     Calendar Year Total Returns for the Institutional Class/1/
                                       as of 12/31 each year
  1999              2000         2001         2002        2003        2004       2005       2006
 96.27%/2/         -33.46%      -19.15%      -19.98%     32.77%      19.26%      8.39%      20.62%






          BEST AND WORST QUARTER
  Best Quarter:       Q4 '99      53.44%
  Worst Quarter:      Q3 '02     -19.59%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                      1 YEAR      5 YEARS     LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                               20.62%       10.62%          7.36%
  Returns After Taxes on Distributions/3/            19.20%        9.12%          6.42%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/3/                            14.07%        8.81%          6.15%
 MSCI EAFE (Reg. TM) INDEX/4/                        26.86%       15.43%          7.39%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on December 31, 2002. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Overseas Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The predecessor fund's Investor Class shares incepted on June 30, 1998. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Overseas Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

4 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


 14 OVERSEAS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                   None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                     2.00%



         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees/2/                        0.95%
  Distribution (12b-1) Fees                 0.00%
  Other Expenses/3/                         0.39%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.34%
  Fee Waivers                               0.39%
  NET EXPENSES/4/                           0.95%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $        97
   3 Years     $       386
   5 Years     $       697
  10 Years     $     1,579



                                                                OVERSEAS FUND 15

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.



COUNTER-PARTY RISK  When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                    Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                    Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK       An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK    The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                    For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 16 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 17

MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
NON-U.S. SECURITIES RISK  Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                          (GDRs). ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                          ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                          GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Investments in non-U.S. securities also involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes;
                          trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


 18 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolio in which the International Value Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Fund's annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and the master portfolio in which the International Value Fund invests. Sub-advisory services provided to the master portfolio are described as being provided at the gateway fund level. However, there are no sub-advisory services currently provided at the gateway fund level for the International Value Fund because the Fund invests substantially all of its assets in the master portfolio described in the MASTER/GATEWAY Structure section. The Statement of Additional Information



 20 ORGANIZATION AND MANAGEMENT OF THE FUNDS provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.





=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is
a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

MARK L. YOCKEY, CFA           Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                              Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                              State University.



                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 21

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




ARTISAN PARTNERS LIMITED PARTNERSHIP - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]





ARTISAN COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
1996           1997        1998        1999         2000
34.97%         3.91%      32.72%      80.54%       -10.42%



1996            2001         2002        2003        2004        2005
34.97%         -15.80%      -18.75%     29.26%      17.93%      16.14%




* The composite's year-to-date performance through September 30, 2006 was 13.59%.



 ARTISAN COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05        1 YEAR        5 YEARS      10 YEARS
 Artisan Composite Performance        16.14%         3.91%       13.81%
  (incept. 01/01/96)
 MSCI EAFE Index/1/                   14.06%         4.94%        6.17%
 MSCI EAFE Growth Index/2/            13.68%         2.23%         N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2 The Morgan Stanley Capital International Europe, Australasia and Far East Growth ("MSCI EAFE Growth") Index is an unmanaged market capitalization index designed to measure the performance of growth securities within developed equity markets, excluding the U.S. and Canada. You cannot invest directly in an index.

 22 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the
International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

JOSEF LAKONISHOK              Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                              M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI, CFA      Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund     and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund      Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                              College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                              of Engineering.
MENNO VERMEULEN, CFA          Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                              Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                              Econometrics, Erasmus University at Rotterdam.
ROBERT W. VISHNY              Dr. Vishny is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics, Mathematics, and Philosophy, University
                              of Michigan; Ph.D., Economics, Massachusetts Institute of Technology.



                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 23

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




LSV ASSET MANAGEMENT - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]





LSV COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
 1998            1999       2000         2001      2002        2003        2004        2005
13.90%          18.08%      0.83%       -9.10%     2.14%      44.18%      27.93%      13.87%




* The composite's year-to-date performance through September 30, 2006, was 16.82%.




 LSV COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05       1 YEAR        5 YEARS       LIFE OF COMPOSITE
 LSV Composite Performance           13.87%         14.29%       12.93%
  (incept. 12/31/97)
 MSCI EAFE Index/1/                  14.06%          4.94%        6.68%
 MSCI EAFE Value Index/2/            14.44%          7.55%         N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


2 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.


 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




LSV ASSET MANAGEMENT - INTERNATIONAL VALUE FUND. The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]



                                    LSV Composite Calendar Year Returns*
                                           as of 12/31 each year
 1998                          1999       2000         2001      2002        2003        2004       2005
13.90%                        18.08%      0.83%       -9.10%     2.14%      44.18%      27.93%      13.87%




* The composite's year-to-date performance through September 30, 2006, was 16.82%.




 LSV COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05                     1 YEAR     5 YEARS    LIFE OF COMPOSITE
 LSV Composite Performance (incept. 12/31/97)     13.87%      14.29%       12.93%
 MSCI EAFE Value Index/1/                         14.44%       7.55%         N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25


=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a
London-based U.S.-registered investment adviser. New Star sub-advises the International Equity Fund and Overseas Fund.
In this capacity, it is responsible for the day-to-day investment management of these Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

MARK BEALE                    Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund                 Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment Policy and Currency
                              Group, and is responsible for New Star's research and stock selection within the U.S.
                              market. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star
                              Team based approach. Education: B.A., Economic History, University of Sussex, England.
BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the International Equity Fund and the
International Equity Fund     Overseas Fund, both of which he has managed since 2006. Mr. Coffey joined New Star
Overseas Fund                 in 1988. He is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund                 Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and
                              Currency Group, and has specific regional responsibility for New Star's European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star
                              Team based approach. Education: B.S., Economics and Statistics, Bristol University,
                              England.



 26 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




NEW STAR INSTITUTIONAL MANAGERS LIMITED - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of all registered mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]





NEW STAR COMPOSITE CALENDAR YEAR RETURNS
as of 12/31 each year
1997             1998        1999         2000         2001
6.96%           23.28%      43.37%       -16.23%      -19.57%



1997            2002        2003        2004       2005      2006
6.96%           -9.89%     38.53%      17.93%      9.56%    21.17%






 NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS for the period ended 12/31/06
                                          1 YEAR        5 YEARS      10 YEARS
 New Star Composite Performance           21.17%         14.34%       9.55%
 MSCI EAFE Index/1/                       26.86%         15.43%       8.06%



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 27

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




NEW STAR INSTITUTIONAL MANAGERS LIMITED - OVERSEAS FUND. The performance information shown below represents a composite of the prior performance of all mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the Overseas Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]





NEW STAR COMPOSITE CALENDAR YEAR RETURNS
as of 12/31 each year
1997        1998       1999        2000        2001
7.07%      23.40%     43.51%      -16.14%     -19.49%



1997        2002       2003        2004       2005        2006
7.07%      -9.79%     38.67%      18.05%      9.67%      21.29%







 NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS for the period ended 12/31/06
                                        1 YEAR     5 YEARS       10 YEARS
 New Star Composite Performance         21.29%     14.46%         9.66%
 MSCI EAFE Index/1/                     26.86%     15.43%         8.06%



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.



The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.



DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the International Value Fund and Overseas Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 30 PRICING FUND SHARES

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 31

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:


o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee; have program assets of at least $100 million and trade via omnibus accounts;


o Registered investment adviser mutual fund wrap programs that charge an asset-based fee; have program assets of at least $100 million and trade via omnibus accounts;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and


o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.




 INSTITUTIONS PURCHASING           OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
 SHARES DIRECTLY
-------------------------          ----------------------------------------------      -----------------------------------
 Through Your Investment           Contact your investment representative              Contact your investment
  Representative                                                                       representative
-------------------------          ----------------------------------------------      -----------------------------------
 By Telephone or Internet          A new account may not be opened by                   To buy additional shares or to buy
                                   telephone or internet unless the institution         shares in a new Fund:
                                   has another Wells Fargo Advantage Fund               o Call Investor Services at 1-800-
                                   account. If the institution does not currently       222-8222 or
                                   have an account, contact your investment             o Call 1-800-368-7550 for the
                                   representative.                                      automated phone system or
                                   ----------------------------------------------       o visit our Web site at
                                                                                        www.wellsfargo.com/advantagefunds

 32 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                                   OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                                   ----------------------------------------------
 SHARES DIRECTLY
-------------------------
 By Wire
------------
                                   o Complete and sign the Institutional Class         To buy additional shares, instruct
                                     account application                               your bank or financial institution to
                                   o Call Investor Services at 1-800-222-8222 for      use the same wire instructions
                                     faxing instructions                               shown to the left.
                                   o Use the following wiring instructions:            --------------------------------------
                                     State Street Bank & Trust
                                     Boston, MA
                                     Bank Routing Number: ABA 011000028
                                     Wire Purchase Account: 9905-437-1
                                     Attention: WELLS FARGO ADVANTAGE FUNDS
                                     (Name of Fund, Account
                                      Number )
                                     Account Name: Provide your
                                     name as registered on the
                                     Fund account
                                   -----------------------------------------------
 In Person                         Investors are welcome to visit the Investor         See instructions shown to the left.
                                   Center in person to ask questions or conduct
                                   any Fund transaction. The Investor Center is
                                   located at 100 Heritage Reserve, Menomonee
                                   Falls, Wisconsin 53051.
-------------------------          -----------------------------------------------     ---------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:



o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.



                                                            HOW TO BUY SHARES 33

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.




 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
 DIRECTLY
----------------------------   --------------------------------------------------------------------

 Through Your Investment       Contact your investment representative
 Representative
----------------------------   --------------------------------------------------------------------

 By Telephone /                o To speak with an investor services representative call 1-800-
 Electronic Funds Transfer     222-8222 or use the automated phone system at 1-800-368-7550.
(EFT)                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                               market funds, and next day for all other WELLS FARGO ADVANTAGE
                               FUNDS.
                               o Transfers made to a Wells Fargo Bank Account are made
                               available sooner than transfers to an unaffiliated institution.
                               o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                               NOTE: Telephone transactions such as redemption requests
                               made over the phone generally require only one of the
                               account owners to call unless you have instructed us
                               otherwise.

 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
                               o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                               o Redemption proceeds are usually wired to the financial
                               intermediary the following business day.

 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.

 In Person                     Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                               53051.
----------------------------- ---------------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES:


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o REDEMPTION FEES. Your redemptions are net of any redemption fee.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through



 34 HOW TO SELL SHARES

     EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.



REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).


Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.



o  shares that were purchased with reinvested distributions;


o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);


o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));


o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;


o  redemptions initiated by a Fund;


o  conversion of shares from one share class to another in the same Fund;


o  taking out a distribution or loan from a defined contribution plan;


o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


o  due to participation in the Systematic Withdrawal Plan;


o Wells Fargo Advantage Fund of Funds transactions and transactions by Section 529 college savings plan accounts; and


o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.



                                                           HOW TO SELL SHARES 35

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.


 36 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


                                                       HOW TO EXCHANGE SHARES 37

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


 38 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


                                                             ACCOUNT POLICIES 39
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 40 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.


                                                                DISTRIBUTIONS 41

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.



If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit again your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.



Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 42 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.




 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                         non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO

The sub-adviser for the master portfolio are compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.




================================================================================
LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and Portfolio
Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


INTERNATIONAL EQUITY FUND

INSTITUTIONAL CLASS - COMMENCED ON AUGUST 31, 2006

For a share outstanding throughout each period


                                                                            SEPT. 30,
 FOR THE PERIOD ENDED:                                                        2006
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $    15.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                   0.02/1/
  Net realized and unrealized gain (loss) on investments                         0.05
                                                                         ------------
  Total from investment operations                                               0.07
                                                                         ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                       0.00
  Distributions from net realized gain                                           0.00
                                                                         ------------
  Total distributions                                                            0.00
                                                                         ------------
 NET ASSET VALUE, END OF PERIOD                                             $   15.91
                                                                         ============
 TOTAL RETURN/2/                                                                 0.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                          $      10
  Ratios to average net assets:/2/
  Ratio of expenses to average net assets                                        0.89%
  Ratio of net investment income (loss) to average net assets                    1.77%
  Portfolio turnover rate                                                          44%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/3/                               1.29%


1    Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 44 FINANCIAL HIGHLIGHTS

INTERNATIONAL VALUE FUND

INSTITUTIONAL CLASS - COMMENCED ON AUGUST 31, 2006

For a share outstanding throughout each period


                                                                    SEPT. 30,
 FOR THE PERIOD ENDED:                                              2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                            $       16.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            0.01/8/
  Net realized and unrealized gain (loss) on investments                  0.14
                                                                 -------------
  Total from investment operations                                        0.15
                                                                 -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                0.00
  Distributions from net realized gain                                    0.00
                                                                 -------------
  Total distributions                                                     0.00
                                                                 -------------
 NET ASSET VALUE, END OF PERIOD                                  $       16.67
                                                                 =============
 TOTAL RETURN/2/                                                          0.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $         10
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/                              0.94%
  Ratio of net investment income (loss) to average net assets             1.08%
  Portfolio turnover rate/5,6/                                              31%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/3,7/                      1.24%


1    For the period of April 11, 2005 (commencement of Class) to September 30,
     2005.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

8    Calculated based upon average shares outstanding.


                                                         FINANCIAL HIGHLIGHTS 45

OVERSEAS FUND

INSTITUTIONAL CLASS - COMMENCED DECEMBER 31, 2002

For a share outstanding throughout each period


                                                                       SEPT. 30,       SEPT. 30,        DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                                                   2006          2005/1/           2004             2003
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $  14.19       $   13.35       $   11.41          $   8.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                             0.18            0.08            0.24            0.11/5/
  Net realized and unrealized gain (loss) on investments                   1.35            0.76            1.96              2.74
                                                                      ---------       ---------       ---------           -------
  Total from investment operations                                         1.53            0.84            2.20              2.85
                                                                      ---------       ---------       ---------           -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                (0.26)           0.00           (0.26)            (0.13)
  Distributions from net realized gain                                    (3.72)           0.00            0.00              0.00
                                                                      ---------       ---------       ---------          -------
  Total distributions                                                     (3.98)           0.00           (0.26)            (0.13)
                                                                      ---------       ---------       ---------           -------
 NET ASSET VALUE, END OF PERIOD                                        $  11.74       $   14.19       $   13.35          $  11.41
                                                                      =========       =========       =========          =======
 TOTAL RETURN/2/                                                          14.23%           6.30%          19.26%            32.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $  6,157          $5,929            $180          $    157
  Ratios to average net assets:
  Ratio of expenses to average net assets/3/                              0.95%           0.96%           0.85%              0.91%
  Ratio of net investment income (loss) to
   average net assets/3/                                                   1.88%           1.05%           1.87%             1.21%
  Portfolio turnover rate/4/                                                 40%            111%             22%               41%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/3/                         1.34%           1.33%           0.91%             7.62%



1    In 2005, the Fund changed its fiscal year end from December 31 to September
     30.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.


3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

5    Calculated based on average shares outstanding.


 46 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101873 02-07
                                                            027IEIT / P304 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS



Emerging Markets Focus Fund


International Core Fund


International Equity Fund


International Value Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                             3
Emerging Markets Focus Fund                      4
International Core Fund                          8
International Equity Fund                       12
International Value Fund                        16
Description of Principal Investment Risks       20





--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund           24
About Wells Fargo Funds Trust                     24
The Investment Adviser                            24
The Sub-Advisers and Portfolio Managers           24
Dormant Investment Advisory  Arrangements         34
Dormant Multi-Manager Arrangement                 34




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       35
How to Buy Shares         37
How to Sell Shares        39
How to Exchange Shares    42
Account Policies          44




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           46
Taxes                                   46
Master/Gateway/SM/ Structure            47
Financial Highlights                    48
For More Information            Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.



In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Emerging Markets Focus Fund and International Equity Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE

The International Value Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Anthony L.T. Cragg
Alison Shimada



FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: MNEFX

INVESTMENT OBJECTIVE
The Emerging Markets Focus Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in emerging market equity securities;


o up to 50% of the Fund's total assets in equity securities issued by companies in a single emerging market country; and


o in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 20 to 40 companies tied economically to emerging market countries. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential. In the macroeconomic outlook, we specifically look for improvement in gross domestic product growth, inflation, and interest rates. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain first hand insight into the economic, political and social trends that affect investment in those countries. Security selection is based on a company's financial history, earnings growth potential, international competitiveness and quality of management. The most common valuation parameters used are price-to-earnings to earnings growth and price-to-cash-flow to cash flow growth, although there is no single valuation parameter that is universally applied across sectors and companies. The process used to sell a security or reduce its weighting in the portfolio is as important as our buy decision process. A deterioration in the macroeconomic outlook is one of the factors that may lead us to reduce country weighting. We may also choose to sell portfolio securities due to: (1) over-valuation by the market relative to our estimated fair price; (2) deterioration in industry trends (such as falling prices); or (3) decline in competitiveness. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may also actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk

   o Non-U.S. Securities Risk
   o Regional Risk

   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                   EMERGING MARKETS FOCUS FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
as of 12/31 each year
  1998         1999         2000        2001        2002        2003        2004        2005       2006
-20.76%      122.38%      -17.23%      -3.75%      -5.28%      72.07%      12.58%      20.14%      32.76%





          BEST AND WORST QUARTER
  Best Quarter:       Q4 '99     44.29%
  Worst Quarter:      Q3 '01     -22.71%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06                              1 YEAR          5 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                     32.76%          23.96%             17.00%
  Returns After Taxes on Distributions/2/                                  32.59%          23.70%             16.63%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/          21.30%          21.22%             15.15%
 MSCI EMERGING MARKETS INDEX/SM//3/                                        32.59%          26.97%             12.02%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on December 31, 1997. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index/SM/ is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The Index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

 6 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                  2.00%



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                       1.10%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/3/                        0.73%
  TOTAL ANNUAL FUND OPERATING EXPENSES     1.83%
  Fee Waivers                              0.23%
  NET EXPENSES/4/                          1.60%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $        163
   3 Years     $        553
   5 Years     $        969
  10 Years     $      2,129



                                                   EMERGING MARKETS FOCUS FUND 7

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
New Star Institutional Managers Limited



PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis



FUND INCEPTION:
9/28/2001
ADMINISTRATOR CLASS
Ticker: WFIDX

INVESTMENT OBJECTIVE
The International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of non-U.S. companies; and


o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We invest in equity securities of non-U.S. companies that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                       INTERNATIONAL CORE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund.


[GRAPHIC APPEARS HERE]




CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
as of 12/31 each year
  2002        2003        2004       2005       2006
-15.08%      31.38%      19.38%      8.75%      20.32%





          BEST AND WORST QUARTER
  Best Quarter:       Q2 '03      15.21%
  Worst Quarter:      Q3 '02     -15.81%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                   1 YEAR         5 YEARS        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                            20.32%          11.75%             11.99%
  Returns After Taxes on                          19.72%          10.90%             11.19%
  Distributions/2/
  Returns After Taxes on                          13.41%           9.95%             10.20%
Distributions and Sale of Fund Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/                     26.86%          15.43%             16.11%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares of the Strong Advisor International Core Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. The predecessor fund's Class A shares incepted on September 28, 2001. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


 10 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                       2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                            0.95%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/3/                             3.06%
  TOTAL ANNUAL FUND OPERATING EXPENSES          4.01%
  Fee Waivers                                   2.76%
  NET EXPENSES/4/                               1.25%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $       127
   3 Years     $       968
   5 Years     $     1,825
  10 Years     $     4,043



                                                      INTERNATIONAL CORE FUND 11

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited



PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis

Puneet Mansharamani, CFA

Menno Vermeulen, CFA
Robert W. Vishny
Mark L. Yockey, CFA



FUND INCEPTION:
9/24/1997
ADMINISTRATOR CLASS
Ticker: WFIEX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and


o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.




ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)
Artisan invests in equity securities of non-U.S. companies by using a bottom-up investment process described below to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.


LSV ASSET MANAGEMENT (LSV)
LSV invests in equity securities of non-U.S. companies which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A

 12 INTERNATIONAL EQUITY FUND
stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)
New Star invests in equity securities of non-U.S. companies with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    INTERNATIONAL EQUITY FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
as of 12/31 each year
 1998        1999         2000         2001         2002        2003        2004        2005       2006
16.03%      51.50%       -12.99%      -18.16%      -23.13%     28.97%      11.06%      12.15%      24.74%





          BEST AND WORST QUARTER
  Best Quarter:       Q4 '99      33.85%
  Worst Quarter:      Q3 '02     -21.81%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                              1 YEAR        5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                       24.74%         9.03%             6.96%
  Returns After Taxes on                     24.21%         8.74%             6.70%
  Distributions/2/
  Returns After Taxes on                     16.08%         7.67%             5.97%
Distributions and Sale of Fund Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/                26.86%        15.43%             8.12%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. The Class A shares incepted on September 24, 1997. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


 14 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                       2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                              0.93%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/3/                               0.56%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.49%
  Fee Waivers                                     0.24%
  NET EXPENSES/4/                                 1.25%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $     127
   3 Years     $     447
   5 Years     $     790
  10 Years     $   1,759



                                                    INTERNATIONAL EQUITY FUND 15

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
LSV Asset Management



PORTFOLIO MANAGERS
Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA
Robert W. Vishny



FUND INCEPTION:
10/31/2003
ADMINISTRATOR CLASS
Ticker:WFVDX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in the equity securities of non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                     INTERNATIONAL VALUE FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
as of 12/31 each year
 2004        2005       2006
25.73%      10.64%      28.88%





           BEST AND WORST QUARTER
  Best Quarter:       Q4 '04        14.57%
  Worst Quarter:      Q2 '05       -1.52%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                  1 YEAR         LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                           28.88%              23.49%
  Returns After Taxes on Distributions/2/        28.87%              22.73%
  Returns After Taxes on Distributions and       18.78%              20.05%
  Sale of Fund Shares/2/
 MSCI EAFE (Reg. TM) VALUE INDEX/3/              31.15%              26.03%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on April 11, 2005. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. The Class A shares incepted on October 31, 2003. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.



 18 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                       None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                       None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                         2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                   0.95%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/3/                    0.66%
  TOTAL ANNUAL FUND                    1.61%
  OPERATING EXPENSES
  Fee Waivers                          0.36%
  NET EXPENSES/4/                      1.25%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3   Includes expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $    126
   3 Years     $    472
   5 Years     $    841
  10 Years     $  1,880



                                                     INTERNATIONAL VALUE FUND 19

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.



ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK        An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
NON-U.S. SECURITIES RISK  Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                          (GDRs). ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                          ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                          GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Investments in non-U.S. securities also involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes;
                          trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
REGIONAL RISK             The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a fund without a regional focus.


 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.



The Board supervises the Fund and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.



THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the International Value Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Fund. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and the master portfolio in which the International Value Fund invests. Sub-advisory services provided to the master portfolio are described as being provided at the gateway fund level. However, there are no sub-advisory services currently provided at the gateway fund level for the International Value Fund because the Fund invests substantially all of its assets in the master portfolio described in the MASTER/GATEWAY Structure section. The Statement of Additional Information



 24 ORGANIZATION AND MANAGEMENT OF THE FUND provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.





=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202,
is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, itis responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

MARK L. YOCKEY, CFA           Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                              Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                              State University.



                                      ORGANIZATION AND MANAGEMENT OF THE FUND 25

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




ARTISAN PARTNERS LIMITED PARTNERSHIP - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]




                  Artisan Composite Calendar Year Returns*
                            as of 12/31 each year
 1996                         1997        1998        1999         2000
34.70%                        3.70%      32.45%      80.18%       -10.60%



 1996                           2001         2002        2003        2004       2005
34.70%                         -15.96%      -18.91%     29.00%      17.69%      15.91%



* The composite's year-to-date performance through September 30, 2006 was 13.42%.




 ARTISAN COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05        1 YEAR        5 YEARS      10 YEARS
 Artisan Composite Performance        15.91%         3.70%      13.58%
  (incept. 01/01/96)
 MSCI EAFE Index/1/                   14.06%         4.94%       6.17%
 MSCI EAFE Growth Index/2/            13.68%         2.23%         N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


2 The Morgan Stanley Capital International Europe, Australasia and Far East Growth ("MSCI EAFE Growth") Index is an unmanaged market capitalization index designed to measure the performance of growth securities within developed equity markets, excluding the U.S. and Canada. You cannot invest directly in an index.

 26 ORGANIZATION AND MANAGEMENT OF THE FUND


=============================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the
International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

JOSEF LAKONISHOK              Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                              M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI, CFA      Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund     and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund      Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                              College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                              of Engineering.
MENNO VERMEULEN, CFA          Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                              Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                              Econometrics, Erasmus University at Rotterdam.
ROBERT W. VISHNY              Dr. Vishny is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics, Mathematics, and Philosophy, University
                              of Michigan; Ph.D., Economics, Massachusetts Institute of Technology.



                                      ORGANIZATION AND MANAGEMENT OF THE FUND 27

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




LSV ASSET MANAGEMENT - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code,which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]




LSV COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
 1998             1999       2000        2001       2002        2003        2004       2005
13.67%           17.85%      0.63%       -9.28%     1.94%      43.89%      27.68%      13.64%



* The composite's year-to-date performance through September 30, 2006 was 16.65%.




 LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05       1 YEAR        5 YEARS       LIFE OF COMPOSITE
 LSV Composite Performance           13.64%         14.06%       12.70%
  (incept. 12/31/97)
 MSCI EAFE Index/1/                  14.06%          4.94%        6.68%
 MSCI EAFE Value Index/2/            14.44%          7.55%         N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


2 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.



 28 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




LSV ASSET MANAGEMENT - INTERNATIONAL VALUE FUND. The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]




LSV COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
 1998              1999       2000        2001       2002        2003        2004       2005
13.67%            17.85%      0.63%       -9.28%     1.94%      43.89%      27.68%      13.64%



* The composite's year-to-date performance through September 30, 2006 was 16.65%.




 LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05       1 YEAR        5 YEARS       LIFE OF COMPOSITE
 LSV Composite Performance           13.64%         14.06%       12.70%
  (incept. 12/31/97)
 MSCI EAFE Value Index/1/            14.44%          7.55%              N/A



1 The Morgan Stanley Capital International Europe, Australasia and Far East Value ("MSCI EAFE Value") Index/SM/ is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the U.S. & Canada. You cannot invest directly in an index.



                                      ORGANIZATION AND MANAGEMENT OF THE FUND 29


=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a
London-based U.S.-registered investment adviser. New Star sub-advises the International Core Fund and the International
Equity Fund. In this capacity, it is responsible for the day-to-day investment management of these Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

MARK BEALE                    Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Core Fund       has managed since 2004, and the International Core Fund, which he has managed
International Equity Fund     since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for
                              New Star's international equity product. He is a member of the Investment Policy and
                              Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Mr. Beale is Co-Head of Institutional Equity and has oversight of the
                              New Star Team based approach. Education: B.A., Economic History, University of Sussex,
                              England.
BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the International Core Fund and the
International Core Fund       International Equity Fund, both of which he has managed since 2006. Mr. Coffey joined
International Equity Fund     New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios.
                              He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of
                              London.
RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the International Core Fund, which he has
International Core Fund       managed since 2005, and the International Equity Fund, which he has managed since
International Equity Fund     2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and has specific regional responsibility for New Star's European
                              Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New
                              Star Team based approach. Education: B.S., Economics and Statistics, Bristol University,
                              England.




 30 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




NEW STAR INSTITUTIONAL MANAGERS LIMITED - INTERNATIONAL CORE FUND. The performance information shown below represents a composite of the prior performance of all registered mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]




NEW STAR COMPOSITE CALENDAR YEAR RETURNS
as of 12/31 each year
1997              1998        1999         2000         2001
6.75%            23.03%      43.08%       -16.40%      -19.73%



1997             2002        2003        2004       2005     2006
6.75%           -10.07%     38.25%      17.70%      9.34%    20.93%





 NEW STAR COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06        1 YEAR         5 YEARS        10 YEARS
 New Star Composite Performance       20.93%          14.11%         9.33%
 MSCI EAFE Index/1/                   26.86%          15.43%         8.06%



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.



                                      ORGANIZATION AND MANAGEMENT OF THE FUND 31

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




NEW STAR INSTITUTIONAL MANAGERS LIMITED - INTERNATIONAL EQUITY FUND. The performance information shown below represents a composite of the prior performance of all registered mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]




NEW STAR COMPOSITE CALENDAR YEAR RETURNS
as of 12/31 each year
1997                           1998        1999         2000         2001
6.75%                         23.03%      43.08%       -16.40%      -19.73%



1997                            2002        2003        2004       2005     2006
6.75%                          -10.07%     38.25%      17.70%      9.34%    20.93%





 NEW STAR COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06        1 YEAR         5 YEARS        10 YEARS
 New Star Composite Performance       20.93%          14.11%         9.33%
 MSCI EAFE Index/1/                   26.86%          15.43%         8.06%



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.



 32 ORGANIZATION AND MANAGEMENT OF THE FUND


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Emerging Markets Focus Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

ANTHONY L.T. CRAGG            Mr. Cragg is jointly responsible for managing the Emerging Markets Focus Fund since
Emerging Markets Focus Fund   2006. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital
                              Management, Inc. since April 1993 and developed Strong Capital Management, Inc.'s international investment activities. Education: M.A., English Literature, Christ Church,
                              Oxford University.
ALISON SHIMADA                Ms. Shimada is jointly responsible for managing the Emerging Markets Focus Fund
Emerging Markets Focus Fund   since 2006. Ms. Shimada joined Wells Capital Management in October 2003 and currently serves as a Portfolio Manager and senior analyst covering the EMEA (Eastern
                              Europe, Middle East and Africa) region. She began her responsibilities at Wells Capital
                              Management as a senior analyst covering Japan and Australia/New Zealand, and head of equity research for the developed international equity team. Prior to joining Wells
                              Capital Management, Ms. Shimada served as an investment officer of the University of
                              California Regents-Office of the Treasurer from 1999 to 2003. Education: B.S., Political
                              Economies of Industrial Societies, University of California, Berkeley; M.B.A., Harvard
                              Business School.

==============================




                                      ORGANIZATION AND MANAGEMENT OF THE FUND 33

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.



The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.



DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.


 34 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 35

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


 36 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee;


o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and


o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.



 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
---------------------------  ----------------------------------------------- ------------------------------------
 Through Your Investment     Contact your investment representative          Contact your investment
 Representative                                                             representative
---------------------------  ----------------------------------------------- ------------------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                             telephone or internet unless the institution    shares in a new Fund:
                             has another Wells Fargo Advantage Fund          o Call Investor Services at 1-800-
                             account. If the institution does not currently  222-8222 or
                             have an account, contact your investment        o Call 1-800-368-7550 for the
                             representative.                                 automated phone system or
                                                                             o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
---------------------------  ----------------------------------------------- ------------------------------------

                                                            HOW TO BUY SHARES 37

 INSTITUTIONS
 PURCHASING   OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
             ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------
 By Wire      o Complete and sign the Administrator Class     To buy additional shares, instruct
              account application                             your bank or financial institution to
                                                              use the same wire instructions
              o Call Investor Services at 1-800-222-8222 for  shown to the left.
              faxing instructions
              o Use the following wiring instructions:
              State Street Bank & Trust
              Boston, MA
              Bank Routing Number: ABA 011000028
              Wire Purchase Account: 9905-437-1
              Attention: WELLS FARGO ADVANTAGE FUNDS
              (Name of Fund, Account
              Number )
              Account Name: Provide your
              name as registered on the
              Fund account
             -----------------------------------------------
 In Person    Investors are welcome to visit the Investor     See instructions shown to the left.
              Center in person to ask questions or conduct
              any Fund transaction. The Investor Center is
              located at 100 Heritage Reserve, Menomonee
              Falls, Wisconsin 53051.
----------- - ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:


o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


 38 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.




 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
----------------------------- ---------------------------------------------------------------------
  Representative
-----------------------------
 By Telephone /                o To speak with an investor services representative call 1-800-
 Electronic Funds Transfer     222-8222 or use the automated phone system at 1-800-368-
(EFT)                          7550.
                               o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                               market funds, and next day for all other WELLS FARGO ADVANTAGE
                               FUNDS.
                               o Transfers made to a Wells Fargo Bank Account are made
                               available sooner than transfers to an unaffiliated institution.
                               o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                               NOTE: Telephone transactions such as redemption requests
                               made over the phone generally require only one of the
                               account owners to call unless you have instructed us
                               otherwise.
----------------------------- ---------------------------------------------------------------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
                               o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                               o Redemption proceeds are usually wired to the financial
                               intermediary the following business day.
----------------------------- ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                               53051.
----------------------------- ---------------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o REDEMPTION FEES. Your redemptions are net of any redemption fee.



   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through



                                                           HOW TO SELL SHARES 39

     EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.



   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


 40 HOW TO SELL SHARES

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).


Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.


o  shares that were purchased with reinvested distributions;


o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);



o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));


o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;



o  redemptions initiated by a Fund;


o  conversion of shares from one share class to another in the same Fund;


o  taking out a distribution or loan from a defined contribution plan;


o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


o  due to participation in the Systematic Withdrawal Plan;


o Wells Fargo Advantage Fund of Funds transactions and transactions by Section 529 college savings plan accounts; and


o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.


In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.


                                                           HOW TO SELL SHARES 41

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.



The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.



In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


 42 HOW TO EXCHANGE SHARES

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 43

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


 44 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 45

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.



We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.



If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit again your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund have built up, or have the potential to build up, high levels of unrealized appreciation.



Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 46 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.




 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                         non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO

The sub-adviser for the master portfolio are compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.




=============================
LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and
Portfolio Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


EMERGING MARKETS FOCUS FUND

ADMINISTRATOR CLASS - COMMENCED ON DECEMBER 31, 1997

For a share outstanding throughout each period


                                                     SEPT. 30,    SEPT. 30,     SEPT. 30,     SEPT. 30,     JUNE 30,      JUNE 30,
 FOR THE PERIOD ENDED:                                 2006         2005          2004         2003/1/        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                  $27.58        $20.55        $17.64        $15.16       $14.41       $14.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.69       0.22/2/       0.06/2/       0.03/2/         0.30         0.07
  Net realized and unrealized
   gain (loss) on investments                            5.36          6.81          2.85          2.45         0.54         0.44
                                                     --------     ---------     ---------     ---------     --------     --------
  Total from investment operations                       6.05          7.03          2.91          2.48         0.84         0.51
                                                     --------     ---------     ---------     ---------     --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.59)         0.00          0.00          0.00        (0.09)       (0.10)
  Distributions from net realized gain                   0.00          0.00          0.00          0.00         0.00         0.00
                                                     --------     ---------     ---------     ---------     --------     --------
  Total distributions                                   (0.59)         0.00          0.00          0.00        (0.09)       (0.10)
                                                     --------     ---------     ---------     ---------     --------     --------
 NET ASSET VALUE, END OF PERIOD                        $33.04        $27.58        $20.55        $17.64       $15.16       $14.41
                                                     ========     =========     =========     =========     ========     ========
 TOTAL RETURN/3/                                        22.26%        34.21%        16.43%        16.42%        5.79%        3.80%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000s)                  $76,362       $73,406       $50,376       $29,273      $25,784      $22,974
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets                1.60%         1.60%         1.60%         1.55%        1.52%        1.59%
  Ratio of net investment income (loss)
   to average net assets                                 2.10%         0.92%         0.30%         0.73%        2.43%        0.60%
  Portfolio turnover rate                                 103%          184%          225%           49%         210%         206%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/4,5/     1.83%         1.76%         1.69%         1.70%        2.16%        4.66%


1   The Fund changed its fiscal year end from June 30 to September 30.
2   Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 48 FINANCIAL HIGHLIGHTS

INTERNATIONAL CORE FUND

ADMINISTRATOR CLASS - COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                       SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                                   2006               2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $13.99              $13.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.24                0.08
  Net realized and unrealized gain (loss)
   on investments                                            1.52                0.68
                                                     ------------        ------------
  Total from investment operations                           1.76                0.76
                                                     ------------        ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  (0.11)               0.00
  Distributions from net realized gain                      (1.45)               0.00
                                                     ------------        ------------
  Total distributions                                       (1.56)               0.00
                                                     ------------        ------------
 NET ASSET VALUE, END OF PERIOD                            $14.19              $13.99
                                                     ============        ============
 TOTAL RETURN/2/                                            13.95%               5.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $30                 $16
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets                    1.25%               1.41%
  Ratio of net investment income (loss) to
   average net assets                                        1.95%               1.53%
  Portfolio turnover rate                                      36%                106%
  Ratio of expenses to average net assets prior to
   waived fees and reimbursed Expenses/3,4/                  4.01%               5.60%


1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3   Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 49

INTERNATIONAL EQUITY FUND

ADMINISTRATOR CLASS - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                                               SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                                          2006          2005          2004          2003           2002
 NET ASSET VALUE, BEGINNING OF PERIOD                            $13.69        $11.08         $9.87         $8.46        $10.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.23/1/          0.17       0.07/1/       0.08/1/       0.02/1/
  Net realized and unrealized gain (loss) on investments           2.17          2.48          1.22          1.34         (2.03)
                                                              ---------      --------     ---------     ---------     ----------
  Total from investment operations                                 2.40          2.65          1.29          1.42         (2.01)
                                                              ---------      --------     ---------     ---------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        (0.19)        (0.04)        (0.08)        (0.01)         0.00
  Distributions from net realized gain                             0.00          0.00          0.00          0.00          0.00
                                                              ---------      --------     ---------     ---------     ----------
  Total distributions                                             (0.19)        (0.04)        (0.08)        (0.01)         0.00
                                                              ---------      --------     ---------     ---------     ----------
 NET ASSET VALUE, END OF PERIOD                                  $15.90        $13.69        $11.08         $9.87         $8.46
                                                              =========      ========     =========     =========     ==========
 TOTAL RETURN/2/                                                  17.74%        23.94%        13.11%        16.83%       (19.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $698,778      $594,488      $394,649      $266,099      $372,380
  Ratios to average net assets:/2/
  Ratio of expenses to average net assets                          1.25%         1.25%         1.25%         1.25%         1.44%
  Ratio of net investment income (loss) to average
   net assets                                                      1.52%         1.54%         0.64%         0.76%         0.31%
  Portfolio turnover rate                                            44%           46%          112%           73%           52%
  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3/                          1.49%         1.41%         1.38%         1.34%         1.46%


1   Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 50 FINANCIAL HIGHLIGHTS

INTERNATIONAL VALUE FUND

ADMINISTRATOR CLASS - COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                            SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                                        2006               2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $14.15              $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.32/8/                0.18
  Net realized and unrealized gain (loss)
   on investments                                                 2.34                0.70
                                                          ------------        ------------
  Total from investment operations                                2.66                0.88
                                                          ------------        ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                       (0.11)               0.00
  Distributions from net realized gain                           (0.05)               0.00
                                                          ------------        ------------
  Total distributions                                            (0.16)               0.00
                                                          ------------        ------------
 NET ASSET VALUE, END OF PERIOD                                 $16.65              $14.15
                                                          ============        ============
 TOTAL RETURN/2/                                                 18.98%               6.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                            $138,269                $207
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets                         1.24%               1.25%
  Ratio of net investment income (loss) to
   average net assets                                             1.94%               3.07%
  Portfolio turnover rate/5,6/                                      31%                 14%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/3,7/                    1.61%              20.19%


1   For the period of April 11, 2005 (commencement of Class) to September 30,
    2005.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3   Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

8   Calculated based upon average shares outstanding.


                                                         FINANCIAL HIGHLIGHTS 51

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101872 02-07
                                                            027IEAM / P303 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS



Asia Pacific Fund


Overseas Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                           3
Asia Pacific Fund                              4
Overseas Fund                                  8
Description of Principal Investment Risks     12

--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund    16
About Wells Fargo Funds Trust              16
The Investment Adviser                     16
The Sub-Advisers and Portfolio Managers    16
Dormant Multi-Manager Arrangement          19


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       20
How to Open an Account    21
How to Buy Shares         22
How to Sell Shares        24
How to Exchange Shares    28
Account Policies          30


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                   32
Taxes                           33
Financial Highlights            34
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.



In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Fund offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


                                                          KEY FUND INFORMATION 3

ASIA PACIFIC FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGER
Anthony L.T. Cragg



FUND INCEPTION:
12/31/1993
INVESTOR CLASS
Ticker: SASPX

INVESTMENT OBJECTIVE
The Asia Pacific Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in Asia Pacific Basin equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities from companies in Asia or the Pacific Basin (excluding the U.S.). We define Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We look for companies with the potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. We may sell a holding when it no longer has these traits. Our investment strategy includes both a top-down strategy, which takes account of overall economic and market trends in each country, and a bottom-up strategy, in which we use fundamental research for security selection. In order to take advantage of the wide range of possible opportunities in a variety of markets at different stages of economic development, we construct the portfolio seeking both growth and value situations, as well as larger and smaller capitalization stocks. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regional Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                             ASIA PACIFIC FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Asia Pacific Fund was organized as the successor fund to the Strong Asia Pacific Fund.


[GRAPHIC APPEARS HERE]





Calendar Year Total Returns for the Investor Class/1/
as of 12/31 each year
1997         1998        1999              2000         2001        2002        2003        2004        2005       2006
-30.99%     -3.14%      96.03%/2/         -36.95%      -12.50%      -7.78%     60.25%      20.45%      27.65%      22.94%




          BEST AND WORST QUARTER
  Best Quarter:       Q2 '99     37.39%
  Worst Quarter:      Q4 '97    -22.45%




 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06                            1 YEAR         5 YEARS        10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                   22.94%          22.81%         7.28%
  Returns After Taxes on Distributions/3/                18.62%          20.50%         5.81%
  Returns After Taxes on                                 15.95%          18.92%         5.46%
Distributions and Sale of Fund Shares/3/
 MSCI AC ASIA PACIFIC INDEX/SM// 4/                      16.84%          17.24%         4.05%
  (reflects no deduction for fees, expenses or taxes)



1 Investor Class shares incepted on December 31, 1993. Performance shown prior to April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Asia Pacific Fund. Returns for the Investor Class and Index shown in the Life of Fund column are as of the Fund inception date.


2 The Asia Pacific Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

4 The Morgan Stanley Capital International All Country Asia Pacific ("MSCI AC Asia Pacific") Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an index.



 6 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                             2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                                       1.10%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/3/                                        0.86%
  Acquired Fund Fees and Expenses/4/                       0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.97%
  Fee Waivers                                              0.31%
  NET EXPENSES/5/                                          1.66%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.

3    Includes expenses payable to affiliates of Wells Fargo & Company.


4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.65%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $           369
   3 Years     $           588
   5 Years     $         1,034
  10 Years     $         2,271



                                                             ASIA PACIFIC FUND 7

OVERSEAS FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
New Star Institutional Managers Limited



PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis



FUND INCEPTION:
6/30/1998
INVESTOR CLASS
Ticker: SOVRX

INVESTMENT OBJECTIVE
The Overseas Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and


o  up to 20% of the Fund's total assets in emerging market equity securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.



We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 OVERSEAS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                                 OVERSEAS FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Overseas Fund was organized as the successor fund to the Strong Overseas Fund.


[GRAPHIC APPEARS HERE]





                       Calendar Year Total Returns for the Investor Class/1/
                                       as of 12/31 each year

  1999              2000         2001         2002        2003        2004       2005       2006
 96.27%/2/         -33.46%      -19.15%      -19.98%     32.16%      18.29%      7.88%      19.87%



          BEST AND WORST QUARTER
  Best Quarter:       Q4 '99     53.44%
  Worst Quarter:      Q3 '02    -19.59%




 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                                               1 YEAR         5 YEARS        LIFE OF FUND/1/
 INVESTOR CLASS/1/
    Returns Before Taxes                                        19.87%          10.10%             7.06%
    Returns After Taxes on Distributions/3/                     18.66%           8.76%             6.21%
    Returns After Taxes on Distributions and Sale of
     Fund Shares/3/                                             13.59%           8.45%             5.94%
 MSCI EAFE (Reg. TM) INDEX/4/                                   26.86%          15.43%             7.39%
  (reflects no deduction for expenses or taxes)



1 Investor Class shares incepted on June 30, 1998. Performance shown prior to April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Overseas Fund. Returns for the Investor Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Overseas Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

4 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.


 10 OVERSEAS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                                           2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                         0.95%
  Distribution (12b-1) Fees                  0.00%
  Other Expenses/3/                          0.96%
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.91%
  Fee Waivers                                0.45%
  NET EXPENSES/4/                            1.46%


1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $           349
   3 Years     $           556
   5 Years     $           990
  10 Years     $         2,196



                                                                OVERSEAS FUND 11

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.



ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK        An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK  Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                       Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                       developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
ISSUER RISK            The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK          Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK         A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK        We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
NON-U.S. SECURITIES RISK  Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                          (GDRs). ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                          ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                          GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Investments in non-U.S. securities also involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes;
                          trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
REGIONAL RISK             The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a fund without a regional focus.
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


 14 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

SMALL COMPANY SECURITIES  Securities of small companies tend to be more volatile and less liquid than larger company
RISK                      stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 15

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.



The Board supervises the Fund and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.



THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.



Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Fund. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.



 16 ORGANIZATION AND MANAGEMENT OF THE FUND


=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a
London-based U.S.-registered investment adviser. New Star sub-advises the Overseas Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.
MARK BEALE                    Mr. Beale is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund                 managed since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment
                              Policy and Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.A., Economic History,
                              University of Sussex, England.
BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund                 managed since 2006. Mr. Coffey joined New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy
                              Group and leads the efforts for research and stock selection in Latin America.
                              Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund                 managed since 2005. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the
                              Investment Policy and Currency Group, and has specific regional responsibility for New
                              Star's European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.S., Economics and
                              Statistics, Bristol University, England.



                                      ORGANIZATION AND MANAGEMENT OF THE FUND 17

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY




NEW STAR INSTITUTIONAL MANAGERS LIMITED - OVERSEAS FUND. The performance information shown below represents a composite of the prior performance of all mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the Overseas Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.



[GRAPHIC APPEARS HERE]





NEW STAR COMPOSITE CALENDAR YEAR RETURNS*
as of 12/31 each year
1997        1998        1999         2000         2001
6.53%       22.77%      42.78%       -16.57%      -19.90%



1997        2002        2003        2004       2005     2006
6.53%       -10.25%     37.96%      17.45%      9.11%    20.67%







 NEW STAR COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06          1 YEAR          5 YEARS        10 YEARS
 New Star Composite Performance         20.67%          13.87%         9.10%
   MSCI EAFE Index/1/                   26.86%          15.43%         8.06%



1 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 18 ORGANIZATION AND MANAGEMENT OF THE FUND


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Asia Pacific Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
ANTHONY L.T. CRAGG            Mr. Cragg is responsible for managing the Asia Pacific Fund since 1993. Mr. Cragg
Asia Pacific Fund             joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells
                              Capital Management, he was a portfolio manager with Strong Capital Management,
                              Inc. since April 1993 and developed Strong Capital Management, Inc.'s international investment activities. Education: M.A., English Literature, Christ Church, Oxford
                              University.

==============================


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 19

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 20 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).



SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                       HOW TO OPEN AN ACCOUNT 21

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.




 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $2,500                                             $100
 Automatic Investment Plans        $50                                              $50
 IRAs, IRA rollovers, Roth      $1,000                                             $100
  IRAs
 UGMA/UTMA accounts             $1,000                                              $50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans

 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
 By Mail                       o Complete and sign your account                   o Fill out the deposit slip from
                               application.                                       your account statement. If you
                               o Mail the application with your check made        do not have a slip, include a
                               payable to the Fund to Investor Services at:       note with your name, the Fund
                                                                                  name, and your account
                                                 REGULAR MAIL                     number.
                              --------------------------------------------------  o Mail the deposit slip or note
                                        WELLS FARGO ADVANTAGE FUNDS               with your check made payable
                                               P.O. Box 8266                      to the Fund to the address on
                                           Boston, MA 02266-8266                  the left.

                                               OVERNIGHT ONLY
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
                               telephone unless you have another Wells            shares of a new Fund call:
                               Fargo Advantage Fund account with your             o Investor Services at
                               bank information on file. If you do not            1-800-222-8222 or
                               currently have an account, refer to the section    o 1-800-368-7550 for the
                               on buying shares by mail or wire.                  automated phone system
----------------------------- -------------------------------------------------- --------------------------------------
 In Person                     Investors are welcome to visit the Investor        See instructions shown to the left.
                               Center in person to ask questions or conduct
                               any Fund transaction. The Investor Center is
                               located at 100 Heritage Reserve, Menomonee
                               Falls, Wisconsin 53051.
----------------------------- -------------------------------------------------- --------------------------------------


 22 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
-------------- --------------------------------------------- ---------------------------------------
 By Wire        o Complete, sign and mail your account        To buy additional shares, instruct
                application (refer to the section on buying   your bank or financial institution to
                shares by mail)                               use the same wire instructions
                o Provide the following instructions to your  shown to the left.
                financial institution:
                State Street Bank & Trust
                Boston, MA
                Bank Routing Number: ABA 011000028
                Wire Purchase Account: 9905-437-1
                Attention: WELLS FARGO ADVANTAGE FUNDS
                (Name of Fund, Account
                Number and any applicable
                share class)
                Account Name: Provide your
                name as registered on the
                Fund account
               ---------------------------------------------
 By Internet    You may open an account on-line and fund      o To buy additional shares or buy
                your account with an Electronic Funds         shares of a new Fund, visit our
                Transfer from your bank account, by Federal   Web site at
                Wire, or by sending us a check. Visit         www.wellsfargo.com/
                www.wellsfargo.com/advantagefunds.            advantagefunds.
               ---------------------------------------------  o Subsequent online purchases have a minimum of $100 and a
                                                              maximum of $100,000.
----------------------------------------------------------------------------------------------------

GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.


   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.


   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.


   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.


   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.



                                                            HOW TO BUY SHARES 23

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.



 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                           dollar amount you wish to receive (or write "Full Redemption"
                           to redeem your remaining account balance) to the address
                           below.
                           o Make sure all account owners sign the request exactly as their names appear on the account application.
                           o  A medallion guarantee may be required under certain
                           circumstances (see "General Notes for Selling Shares").

                                                       REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
------------------------- ---------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                           o There is a $10 fee for each request.
------------------------- ---------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
                           Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
------------------------- ---------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                           53051.
------------------------- ---------------------------------------------------------------------

 24 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer   use the automated phone system 1-800-368-7550.
(EFT)                        o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                             application or subsequently in writing.
                             o Redemption requests may not be made by phone if the
                             address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                             o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                             or transferred to a linked bank account.
                             o Transfers made to a Wells Fargo Bank account are made
                             available sooner than transfers to an unaffiliated institution.
                             o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                             market funds, and next day for all other WELLS FARGO ADVANTAGE
                             FUNDS.
                             o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                             NOTE: Telephone transactions such as redemption requests
                             made over the phone generally require only one of the
                             account owners to call unless you have instructed us
                             otherwise.
--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o REDEMPTION FEES.Your redemption proceeds are net of any applicable redemption fees.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.


   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will



                                                           HOW TO SELL SHARES 25
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.



   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.


   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.



REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).


Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.


o  shares that were purchased with reinvested distributions;


o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);


o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));


o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;


o  redemptions initiated by a Fund;


o  conversion of shares from one share class to another in the same Fund;


o  taking out a distribution or loan from a defined contribution plan;


o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


o  due to participation in the Systematic Withdrawal Plan;


o Wells Fargo Advantage Fund of Funds transactions and transactions by Section 529 college savings plan accounts; and


 26 HOW TO SELL SHARES

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.



In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.


                                                           HOW TO SELL SHARES 27

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:



o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.



Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.



The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.



In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


 28 HOW TO EXCHANGE SHARES

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 29

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.



o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.



o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.



It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:



o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


 30 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 31

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.


o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.


o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.



 32 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.



We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.



Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.



If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit again your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund have built up, or have the potential to build up, high levels of unrealized appreciation.



Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


 34 FINANCIAL HIGHLIGHTS

ASIA PACIFIC FUND

INVESTOR CLASS - COMMENCED DECEMBER 31, 1993

For a share outstanding throughout each period


                                                      SEPT. 30,    SEPT. 30,     DEC. 31,     DEC. 31,     DEC. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                                  2006        2005/1/       2004         2003         2002           2001
 NET ASSET VALUE, BEGINNING OF PERIOD                   $11.53       $10.22       $8.98        $5.66        $6.18          $7.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.07         0.07        0.05         0.03         0.00          (0.06)
  Net realized and unrealized
   gain (loss) on investments                             2.02         1.47     1.75/2/      3.38/3/        (0.48)         (0.83)
                                                      --------     --------    --------    ---------      -------        -------
  Total from investment operations                        2.09         1.54        1.80         3.41        (0.48)         (0.89)
                                                      --------     --------    --------    ---------      -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.06)       (0.05)      (0.03)       (0.09)       (0.04)         (0.06)
  Distributions from net realized gain                   (1.00)       (0.18)      (0.53)        0.00         0.00           0.00
                                                      --------     --------    --------    ---------      -------        -------
  Total distributions                                    (1.06)       (0.23)      (0.56)       (0.09)       (0.04)         (0.06)
                                                      --------     --------    --------    ---------      -------        -------
 NET ASSET VALUE, END OF PERIOD                         $12.56       $11.53      $10.22        $8.98        $5.66          $6.18
                                                      ========     ========    ========    =========      =======        =======
 TOTAL RETURN/4/                                         19.38%       15.38%      20.45%       60.25%       (7.78)%       (12.50)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                    $373,744     $186,088    $126,395      $93,041      $57,458        $38,146
  Ratios to average net assets:/5/
  Ratio of expenses to average net assets                 1.65%        1.69%       1.74%        1.69%        1.97%          2.02%
  Ratio of net investment income (loss) to
   average net assets                                     0.65%        1.08%       0.57%        0.53%       (0.43)%        (0.18)%
  Portfolio turnover rate                                  167%         117%        153%         286%         159%           166%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/5,6/            1.96%        1.92%       1.80%        1.97%        2.30%          2.35%



1    In 2005, the Fund changed its fiscal year-end from December 31 to September
     30.

2    Includes $0.01 in redemption fees.
3    Includes $0.03 in redemption fees.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

5    Ratios shown for periods of less than one year are annualized.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 35

OVERSEAS FUND

INVESTOR CLASS - COMMENCED JUNE 30, 1998

For a share outstanding throughout each period


                                                         SEPT. 30,   SEPT. 30,    DEC. 31,    DEC. 31,     DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                                     2006      2005/1/       2004        2003         2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD                      $14.14      $13.35      $11.41       $8.69       $10.86        $13.66
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.10        0.29        0.14     0.07/2/        (0.01)         0.01
  Net realized and unrealized
   gain (loss) on investments                                1.35        0.50        1.95     2.72/3/        (2.16)        (2.63)
                                                         --------    --------     -------    --------     --------      --------
  Total from investment operations                           1.45        0.79        2.09        2.79        (2.17)        (2.62)
                                                         --------    --------     -------    --------     --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  (0.20)       0.00       (0.15)      (0.07)        0.00         (0.18)
  Distributions from net realized gain                      (3.72)       0.00        0.00        0.00         0.00          0.00
                                                         --------    --------     -------    --------     --------      --------
  Total distributions                                       (3.92)       0.00       (0.15)      (0.07)        0.00         (0.18)
                                                         --------    --------     -------    --------     --------      --------
 NET ASSET VALUE, END OF PERIOD                            $11.67      $14.14      $13.35      $11.41        $8.69        $10.86
                                                         ========    ========     =======    ========     ========      ========
 TOTAL RETURN/4/                                            13.52%       5.93%      18.29%      32.16%      (19.98)%      (19.15)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $63,394     $63,792    $119,585    $155,972      $84,251       $25,254
  Ratios to average net assets:/5/
  Ratio of expenses to average net assets                    1.46%       1.46%       1.44%       1.47%        1.79%         1.91%
  Ratio of net investment income (loss)
   to average net assets                                     1.41%       1.56%       1.03%       0.77%       (0.12)%        0.13%
  Portfolio turnover rate/6/                                   40%        111%         22%         41%          46%          169%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/5,7/               1.91%       1.89%       1.88%       1.94%        2.12%         2.47%



1    In 2005, the Fund changed its fiscal year-end from December 31 to September
     30.

2    Calculated based upon average shares outstanding.
3    Includes $0.01 in redemption fees.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

5    Ratios shown for periods of less than one year are annualized.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 36 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101874 02-07
                                                            027IEIV / P306 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  401(K) PLAN FUNDS



Aggressive Allocation Fund


Conservative Allocation Fund


Diversified Equity Fund


Diversified Small Cap Fund


Growth Balanced Fund


Large Company Growth Fund


Moderate Balanced Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                                 3
Aggressive Allocation Fund                           4
Conservative Allocation Fund                         9
Diversified Equity Fund                             14
Diversified Small Cap Fund                          19
Growth Balanced Fund                                24
Large Company Growth Fund                           29
Moderate Balanced Fund                              33
Description of Principal Investment Risks           38




--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds                    42
About Wells Fargo Funds Trust                               42
The Investment Adviser and Portfolio Managers               42
The Sub-Advisers and Portfolio Managers                     43
Dormant Investment Advisory Arrangements                    45




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       46
How to Buy Shares         48
How to Sell Shares        50
How to Exchange Shares    52
Account Policies          54




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                           55
Taxes                                   55
Master/Gateway/SM/ Structure            56
Financial Highlights                    70
For More Information            Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;


o  how we intend to invest your money ; and


o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY/SM/ STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
12/02/1997
ADMINISTRATOR CLASS
Ticker: NWBEX

INVESTMENT OBJECTIVE
The Aggressive Allocation Fund seeks total return, consisting primarily of capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in equity securities; and


o  20% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    AGGRESSIVE ALLOCATION FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.



                            NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 EQUITY STYLES               80%                      65-95%

 FIXED INCOME STYLES         20%                      5-35%


                                NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                             SUB-ADVISER
 EQUITY STYLES                       80.00%
  Large Cap Blend Style                            20.00%
   Index Portfolio                                             20.00%   Wells Capital Management Incorporated
  Large Cap Value Style                            20.00%
   Equity Income Portfolio                                      6.67%   Wells Capital Management Incorporated
   C&B Large Cap Value                                          6.67%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                       6.66%   Wells Capital Management Incorporated
  Large Cap Growth Style                           20.00%
   Disciplined Growth                                           4.00%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                       2.00%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                        14.00%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style*                                  8.00%
   Small Cap Index                                              2.67%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                         2.67%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                          0.26%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                          2.40%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                              12.00%
   International Value                                          3.00%   LSV Asset Management
  Portfolio
   International Core                                           3.00%   New Star Institutional Managers
  Portfolio
   International Index                                          3.00%   SSgA Funds Management
  Portfolio
   International Growth                                         3.00%   Artisan Partners Limited Partnership
  Portfolio
 FIXED INCOME STYLES                 20.00%
                                   -------
   Managed Fixed Income                                        14.00%   Galliard Capital Management, Inc.
  Portfolio
   Total Return Bond                                            4.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                          2.00%   Wells Capital Management Incorporated
  Bond Portfolio
 TOTAL FUND ASSETS                  100.00%

* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.


 6 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




     Calendar Year Total Returns for the Administrator Class/1/
                        as of 12/31 each year
1998     1999     2000    2001     2002      2003     2004    2005    2006
24.21%   15.59%   5.07%   -5.84%   -19.44%   27.05%   9.21%   5.27%   14.02%




            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.01%
  Worst Quarter:      Q3    2002      -18.70%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                                 1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                 14.02%       6.05%              7.38%
  Returns After Taxes on Distributions/2/                              12.43%       5.27%              6.63%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/      10.04%       4.84%              6.08%
 S&P 500 INDEX/3/                                                      15.78%       6.19%              8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                           4.33%       5.06%              6.24%
  (reflects no deduction for expenses or taxes)
 AGGRESSIVE ALLOCATION COMPOSITE INDEX/5/                              14.79%       7.85%              6.89%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on December 2, 1997. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND - Administrator Class was named the Wells Fargo Strategic Growth Allocation Fund - Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Aggressive Allocation Composite Index is weighted 20% in the Lehman Brothers US Aggregate Bond Index, 20% in the Russell 1000 (Reg. TM) Value Index, 20% in the S&P 500 Index, 20% in the Russell 1000 (Reg. TM) Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


                                                    AGGRESSIVE ALLOCATION FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases        None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                   0.25%
  Distribution (12b-1) Fees                                            0.00%
  Other Expenses/2/                                                    0.45%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/    0.50%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.20%
  Fee Waivers                                                          0.20%
  NET EXPENSES/4/                                                      1.00%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $361
   5 Years                $640
  10 Years              $1,437


 8 AGGRESSIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVCBX

INVESTMENT OBJECTIVE
The Conservative Allocation Fund seeks total return, consisting primarily of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in fixed income securities; and


o  20% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio also uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                  CONSERVATIVE ALLOCATION FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 10 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios as of the date of this Prospectus. Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.



                            NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 FIXED INCOME STYLES         80%                  75-85%

 EQUITY STYLES               20%                  15-25%


                                NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                          SUB-ADVISER
 FIXED INCOME STYLES                 80.00%
   Managed Fixed Income                                     38.50%   Galliard Capital Management, Inc.
  Portfolio
   Stable Income Portfolio                                  25.00%   Galliard Capital Management, Inc.
   Total Return Bond                                        11.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                       5.50%   Wells Capital Management Incorporated
  Bond Portfolio
 EQUITY STYLES                       20.00%
                                   -------
  Large Cap Blend Style                         5.00%
   Index Portfolio                                           5.00%   Wells Capital Management Incorporated
  Large Cap Value Style                         5.00%
   Equity Income Portfolio                                   1.67%   Wells Capital Management Incorporated
   C&B Large Cap Value                                       1.67%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                    1.66%   Wells Capital Management Incorporated
  Large Cap Growth Style                        5.00%
   Disciplined Growth                                        1.00%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                    0.50%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                      3.50%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style*                              2.00%
   Small Cap Index                                           0.67%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                      0.67%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                       0.06%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                       0.60%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                           3.00%
   International Value                                       0.75%   LSV Asset Management
  Portfolio
   International Core                                        0.75%   New Star Institutional Managers
  Portfolio
   International Index                                       0.75%   SSgA Funds Management
  Portfolio
   International Growth                                      0.75%   Artisan Partners Limited Partnership
  Portfolio
 TOTAL FUND ASSETS                  100.00%

* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.


                                                 CONSERVATIVE ALLOCATION FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




        Calendar Year Total Returns for the Administrator Class/1/
                           as of 12/31 each year
1997     1998     1999    2000     2001    2002     2003    2004    2005    2006
13.23%   12.44%   4.44%   10.22%   3.29%   -1.48%   9.31%   4.24%   3.08%   6.58%




           BEST AND WORST QUARTER
  Best Quarter:       Q2    1997       6.21%
  Worst Quarter:      Q3    2002      -3.36%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                                             1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                              6.58%       4.28%          6.44%
  Returns After Taxes on Distributions/2/                                           5.12%       2.99%          4.57%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/                   4.55%       2.97%          4.48%
 S&P 500 INDEX/3/                                                                  15.78%       6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                                       4.33%       5.06%          6.24%
  (reflects no deduction for expenses or taxes)
 CONSERVATIVE ALLOCATION COMPOSITE INDEX/5/                                         6.91%       5.21%          6.40%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND -
    Administrator Class was named the Wells Fargo Strategic Income Fund - Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value.
    You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Conservative Allocation Composite Index is weighted 55% in the Lehman Brothers U.S. Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month
    US Treasury Bond Index, 5% in the Russell 1000 (Reg. TM) Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 (Reg. TM) Growth Index, 3% in the MSCI EAFE Index and 2% in the Russell 2000 (Reg. TM) Index.


 12 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                  None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                   0.25%
  Distribution (12b-1) Fees                                            0.00%
  Other Expenses/2/                                                    0.43%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/    0.36%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.04%
  Fee Waivers                                                          0.19%
  NET EXPENSES/4/                                                      0.85%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $87
   3 Years                $312
   5 Years                $556
  10 Years              $1,254


                                                 CONSERVATIVE ALLOCATION FUND 13

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1988
ADMINISTRATOR CLASS
Ticker: NVDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.


We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 14 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      DIVERSIFIED EQUITY FUND 15

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.



 INVESTMENT STYLE/PORTFOLIOS      TARGET ALLOCATION                   SUB-ADVISER
 Large Cap Value Style                   25.00%
  Equity Income Portfolio                                   8.33%     Wells Capital Management Incorporated
  Equity Value Portfolio                                    8.34%     Systematic Financial Management, L.P.
  C&B Large Cap Value                                       8.33%     Cooke & Bieler, L. P.
  Portfolio
 Large Cap Blend Style                   25.00%
  Index Portfolio                                          25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                  25.00%
  Disciplined Growth                                        5.00%     Smith Asset Management Group, L. P.
  Portfolio
  Large Cap Appreciation                                    2.50%     Cadence Capital Management, LLC
  Portfolio
  Large Company Growth                                     17.50%     Peregrine Capital Management, Inc.
  Portfolio
 Small Cap Style*                        10.00%
  Small Cap Index Portfolio                                 3.34%     Wells Capital Management Incorporated
  Small Company Growth                                      3.33%     Peregrine Capital Management, Inc.
  Portfolio
  Small Company Value                                       0.33%     Peregrine Capital Management, Inc.
  Portfolio
  Strategic Small Cap                                       3.00%     Wells Capital Management Incorporated
  Value Portfolio
 International Style                     15.00%
                                       -------
  International Core                                        3.75%     New Star Institutional Managers
  Portfolio
  International Growth                                      3.75%     Artisan Partners Limited Partnership
  Portfolio
  International Index                                       3.75%     SSgA Funds Management
  Portfolio
  International Value                                       3.75%     LSV Asset Management
  Portfolio

 TOTAL FUND ASSETS                      100.00%

* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.


 16 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




               Calendar Year Total Returns for the Administrator Class/1/
                                  as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
25.72%   22.35%   20.45%   -1.91%   -12.46%   -21.96%   29.43%   10.76%   6.52%   14.21%




            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       19.88%
  Worst Quarter:      Q3    2002      -19.36%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                           1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  14.21%        6.36%          8.03%
  Returns After Taxes on Distributions/2/                               12.12%        5.01%          6.67%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       10.95%        5.06%          6.53%
 S&P 500 (Reg. TM) INDEX/3/                                             15.78%        6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX/4/                                  17.50%        8.35%          8.58%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of
    McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund. You cannot invest directly in an index.
4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000 (Reg. TM)/ /Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM)/ /Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

                                                      DIVERSIFIED EQUITY FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                          0.25%
  Distribution (12b-1) Fees                                                   0.00%
  Other Expenses/2/                                                           0.43%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/           0.56%
  TOTAL ANNUAL FUND   OPERATING EXPENSES                                      1.24%
  Fee Waivers                                                                 0.24%
  NET EXPENSES/4/                                                             1.00%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $370
   5 Years                $658
  10 Years              $1,479


 18 DIVERSIFIED EQUITY FUND

DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: NVDSX

INVESTMENT OBJECTIVE
The Diversified Small Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities of small-capitalization companies. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Currently, the Fund's portfolio combines the small-capitalization equity styles of several master portfolios. Small capitalization companies are defined by the individual master portfolios in which the Fund invests. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                   DIVERSIFIED SMALL CAP FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 20 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.



 INVESTMENT STYLE/PORTFOLIOS*      TARGET ALLOCATION      SUB-ADVISER
  Small Cap Index Portfolio               33.33%          Wells Capital Management Incorporated
  Small Company Growth Portfolio          33.33%          Peregrine Capital Management, Inc.
  Small Company Value Portfolio            3.34%          Peregrine Capital Management, Inc.
  Strategic Small Cap                     30.00%          Wells Capital Management Incorporated
                                       --------
  Value Portfolio

 TOTAL FUND ASSETS                       100.00%

* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.


                                                   DIVERSIFIED SMALL CAP FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1998     1999    2000     2001    2002      2003     2004     2005    2006
-8.60%   9.85%   11.74%   2.08%   -14.55%   43.93%   19.11%   6.74%   13.20%




            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.57%
  Worst Quarter:      Q3    1998      -23.73%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                          1 YEAR        5 YEAR       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  13.20%        12.10%             8.17%
  Returns After Taxes on Distributions/2/                               10.61%        10.86%             7.27%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       10.26%        10.20%             6.85%
 RUSSELL 2000 (Reg. TM) INDEX/3/                                        18.37%        11.39%             8.09%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on December 31, 1997. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

 22 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                  0.25%
  Distribution (12b-1) Fees                                           0.00%
  Other Expenses/2/                                                   0.44%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/   0.62%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                1.31%
  Fee Waivers                                                         0.11%
  NET EXPENSES/4/                                                     1.20%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $122
   3 Years                $404
   5 Years                $708
  10 Years              $1,569


                                                   DIVERSIFIED SMALL CAP FUND 23

GROWTH BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVGBX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  65% of the Fund's total assets in equity securities; and


o  35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 24 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         GROWTH BALANCED FUND 25

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.



                            NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 EQUITY STYLES               65%                  50-80%

 FIXED INCOME STYLES         35%                  20-50%


                                NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                              SUB-ADVISER
 EQUITY STYLES                       65.00%
  Large Cap Blend Style                            16.25%
   Index Portfolio                                              16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                            16.25%
   Equity Income Portfolio                                       5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value                                           5.42%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                        5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                           16.25%
   Disciplined Growth                                            3.25%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                       1.625%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                        11.375%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style*                                  6.50%
   Small Cap Index                                               2.17%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                         2.165%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                           0.22%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                           1.95%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                               9.75%
   International Value                                           2.44%   LSV Asset Management
  Portfolio
   International Core                                            2.44%   New Star Institutional Managers
  Portfolio
   International Index                                           2.44%   SSgA Funds Management
  Portfolio
   International Growth                                          2.43%   Artisan Partners Limited Partnership
  Portfolio
 FIXED INCOME STYLES                 35.00%
                                   -------
   Managed Fixed Income                                         24.50%   Galliard Capital Management, Inc.
  Portfolio
   Total Return Bond                                             7.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                           3.50%   Wells Capital Management Incorporated
  Bond Portfolio
 TOTAL FUND ASSETS                  100.00%

* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.


 26 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1997     1998     1999     2000    2001     2002      2003     2004    2005    2006
20.77%   22.45%   12.38%   7.82%   -2.94%   -15.74%   23.54%   8.07%   4.79%   12.43%




            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       16.86%
  Worst Quarter:      Q3    2002      -15.61%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                                 1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                                         12.43%       5.80%          8.71%
  After Taxes on Distributions/2/                                      10.51%       4.62%          7.08%
  After Taxes on Distributions and Sale of Fund Shares/2/               9.05%       4.43%          6.79%
 S&P 500 INDEX/3/                                                      15.78%       6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                           4.33%       5.06%          6.24%
  (reflects no deduction for expenses or taxes)
 GROWTH BALANCED COMPOSITE INDEX/5/                                    12.79%       7.43%          8.07%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value.
    You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers U.S. Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value
    Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 (Reg. TM) Index.


                                                         GROWTH BALANCED FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases        None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                 0.25%
  Distribution (12b-1) Fees                                          0.00%
  Other Expenses/2/                                                  0.42%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/  0.45%
  TOTAL ANNUAL FUND OPERATING EXPENSES                               1.12%
  Fee Waivers                                                        0.17%
  NET EXPENSES/4/                                                    0.95%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $97
   3 Years                $339
   5 Years                $600
  10 Years              $1,348


 28 GROWTH BALANCED FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA



FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and


o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    LARGE COMPANY GROWTH FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 30 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




               Calendar Year Total Returns for the Administrator Class/1/
                                 as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004    2005    2006
33.35%   48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.26%   5.73%   2.23%




            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.64%
  Worst Quarter:      Q1    2001      -22.83%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                       1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                               2.23%        0.34%          7.29%
  Returns After Taxes on Distributions/2/                            2.24%        0.32%          6.99%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/    1.45%        0.28%          6.34%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                              9.07%        2.69%          5.44%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                                    LARGE COMPANY GROWTH FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                   None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                               None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.68%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.44%
  TOTAL ANNUAL FUND OPERATING EXPENSES 1.12%
  Fee Waivers                          0.17%
  NET EXPENSES/3/                      0.95%

1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $97
   3 Years                $339
   5 Years                $600
  10 Years              $1,348


 32 LARGE COMPANY GROWTH FUND

MODERATE BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA



FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVMBX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and


o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.


We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                       MODERATE BALANCED FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value ,yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 34 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.



                            NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS          ALLOCATION               RANGES
 FIXED INCOME STYLES         60%                  50-70%

 EQUITY STYLES               40%                  30-50%


                                NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                             SUB-ADVISER
 FIXED INCOME STYLES                 60.00%
   Managed Fixed Income                                        31.50%   Galliard Capital Management, Inc.
  Portfolio
   Stable Income Portfolio                                     15.00%   Galliard Capital Management, Inc.
   Total Return Bond                                            9.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                          4.50%   Wells Capital Management Incorporated
  Bond Portfolio
 EQUITY STYLES                       40.00%
                                   -------
  Large Cap Blend Style                            10.00%
   Index Portfolio                                             10.00%   Wells Capital Management Incorporated
  Large Cap Value Style                            10.00%
   Equity Income Portfolio                                      3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value                                          3.33%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                       3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style                           10.00%
   Disciplined Growth                                           2.00%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                       1.00%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                         7.00%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style*                                  4.00%
   Small Cap Index                                              1.33%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                         1.33%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                          0.13%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                          1.21%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                               6.00%
   International Value                                          1.50%   LSV Asset Management
  Portfolio
   International Core                                           1.50%   New Star Institutional Managers
  Portfolio
   International Index                                          1.50%   SSgA Funds Management
  Portfolio
   International Growth                                         1.50%   Artisan Partners Limited Partnership
  Portfolio
 TOTAL FUND ASSETS                  100.00%

* A new master portfolio, the Emerging Growth Portfolio, will commence operations on or about January 31, 2007. At that time, we expect to reallocate a portion of the Fund's current allocation in the Small Company Growth Portfolio to the Emerging Growth Portfolio. Additional reallocations may occur throughout the year.


                                                       MODERATE BALANCED FUND 35

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




            Calendar Year Total Returns for the Administrator Class/1/
                              as of 12/31 each year
1997     1998     1999    2000    2001    2002     2003     2004    2005    2006
16.00%   16.74%   8.03%   9.52%   0.71%   -7.97%   15.66%   5.99%   3.83%   9.28%




           BEST AND WORST QUARTER
  Best Quarter:      Q4    1998       10.19%
  Worst Quarter:     Q3    2002      - 9.06%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended December 31, 2006                             1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Before Taxes                                                      9.28%       5.06%          7.52%
  After Taxes on Distributions/2/                                   7.32%       3.51%          5.42%
  After Taxes on Distributions and Sale of Fund Shares/2/           6.81%       3.59%          5.40%
 S&P 500 INDEX/3/                                                  15.78%       6.19%          8.42%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/                       4.33%       5.06%          6.24%
  (reflects no deduction for expenses or taxes)
 MODERATE BALANCED COMPOSITE INDEX/5/                               9.50%       6.21%          7.18%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value.
    You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Moderate Balanced Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM) Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

 36 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases    None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                None
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                                 0.25%
  Distribution (12b-1) Fees                                          0.00%
  Other Expenses/2/                                                  0.44%
  Acquired Fund Fees and Expenses (Underlying Master Portfolios)/3/  0.40%
  TOTAL ANNUAL FUND OPERATING EXPENSES                               1.09%
  Fee Waivers                                                        0.19%
  NET EXPENSES/4/                                                    0.90%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2   Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $92
   3 Years                $328
   5 Years                $582
  10 Years              $1,312


                                                       MODERATE BALANCED FUND 37

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the Underlying Funds in which each Portfolio invests, are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK         Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                              Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK       Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                              ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                              ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 39

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK             assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                            Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

 40 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 41

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments in various master portfolios.



THOMAS C. BIWER, CFA          Mr. Biwer is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Diversified Equity Fund, Diversified Small Cap Fund,
Conservative Allocation Fund  Growth Balanced Fund and the Moderate Balanced Fund, all of which he has managed
Diversified Equity Fund       since 2005. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a
Diversified Small Cap Fund    member of the Asset Allocation Team. He participates in determining the asset
Growth Balanced Fund          allocations of the Fund's investments in various master portfolios. Prior to joining
Moderate Balanced Fund        Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA        Mr. Chan is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Diversified Equity Fund, Diversified Small Cap Fund,
Conservative Allocation Fund  Growth Balanced Fund and the Moderate Balanced Fund, all of which he has managed
Diversified Equity Fund       since 2005. Mr. Chan has served as a Portfolio Manager for Funds Management since
Diversified Small Cap Fund    2005, and as a member of the firm's asset allocation team and investment team since
Growth Balanced Fund          2002. Mr. Chan participates in determining the asset allocations of the Funds'
Moderate Balanced Fund        investments in various master portfolios. Education: B.A. degree in American Studies,
                              University of California at Los Angeles.
ANDREW OWEN, CFA              Mr. Owen is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Diversified Equity Fund, Diversified Small Cap Fund,
Conservative Allocation Fund  Growth Balanced Fund, and Moderate Balanced Fund, all of which he has managed
Diversified Equity Fund       since 2005. He has served as a Portfolio Manager for Funds Management since 2005,
Diversified Small Cap Fund    and has been a member of the asset allocation team and head of investments for
Growth Balanced Fund          Funds Management since 1996. Mr. Owen participates in determining the asset
Moderate Balanced Fund        allocations of the Funds' investments in various master portfolios. Education: M.B.A.
                              degree, University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway/SM/Structure" section.



=============================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a Senior Vice
                              President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a Vice
                            President and Portfolio Manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                            Wisconsin.



=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the
sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DOUG BEATH                    Mr. Beath is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, all
Conservative Allocation Fund  of which he has managed since 2006. Mr. Beath joined Wells Capital Management in
Growth Balanced Fund          July 2006 as a portfolio manager with the Quantitative Asset Management Team. From
Moderate Balanced Fund        2005 to 2006, Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to
                              2005, Mr. Beath was senior vice president of research with H.C. Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts,
                              University of Michigan; M.B.A., Fordham University.
GALEN G. BLOMSTER, CFA        Mr. Blomster is jointly responsible for managing the Aggressive Allocation,
Aggressive Allocation Fund    Conservative Allocation, Growth Balanced Fund and the Moderate Balanced Fund,
Conservative Allocation Fund  which he has managed since 1989. He joined Wells Capital Management in 1998 as
Growth Balanced Fund          Vice President and Director of Research and simultaneously held his position as a
Moderate Balanced Fund        portfolio manager at Norwest Investment Management until Wells Capital
                              Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999 and currently is a Principal with Wells Capital Management managing numerous portfolios for Wells Capital
                              Management using an asset allocation model. Prior to joining Wells Capital
                              Management, Mr. Blomster worked in an investment management capacity for
                              Norwest or its affiliates since 1977. Education:B.S. degree in Dairy/Food Science and
                              Economics,University of Minnesota; M.S. and Ph.D. degrees, Purdue University.
JEFFREY P. MELLAS             Mr. Mellas is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced
Conservative Allocation Fund  Fund, all of which he has managed since 2003. Mr. Mellas joined Wells Capital
Growth Balanced Fund          Management (WCM) in 2003 as Managing Director of Quantitative Asset Management
Moderate Balanced Fund        and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining WCM, Mr. Mellas was with
                              Alliance Capital Management since 1995, as Vice President and Global Portfolio
                              Strategist. Education: B.A. degree in Economics, University of Minnesota; M.B.A. degree in Finance and International Business, New York University. Additional studies:
                              International Management Program at H-ute Etudes Commer-iales, Paris, France, and
                              Universit- de Valery, Montpellier, France.

==============================

 44 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Large Company Growth Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 46 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 47

HOW TO BUY SHARES
--------------------------------------------------------------------------------

401(K) plan administrators can open a 401(K) plan account through the Fund's Administrator Class shares. Administrator Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund.


MINIMUM INVESTMENTS
Institutions are required to make a minimum initial investment of $1,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived or reduced for certain Institutions.



 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 Through Your Investment    Contact your investment representative          Contact your investment
 Representative                                                             representative
--------------------------- ----------------------------------------------- --------------------------------------

 By Telephone or Internet
--------------------------- A new account may not be opened by              To buy additional shares or to buy
                            telephone or internet unless the financial      shares in a new Fund:
                            intermediary has another Wells Fargo            o Call Investor Services at 1-800-
                            Advantage Fund account. If the institution      222-8222 or
                            does not currently have an account, contact     o Call 1-800-368-7550 for the
                            your investment representative.                 automated phone system or
                            ----------------------------------------------- o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                    To buy additional shares, instruct
---------------------------                                                 your bank or financial institution to
                            o Complete and sign the Administrator Class     use the same wire instructions
                            account application                             shown to the left.

                            o Call Investor Services at 1-800-222-8222 for
                            faxing instructions                             --------------------------------------

                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.

--------------------------- ----------------------------------------------- --------------------------------------

 48 HOW TO BUY SHARES

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of the Fund and its shareholders.


o DIVIDEND EARNINGS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 49

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.



 INSTITUTIONS SELLING SHARES  TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment      Contact your investment representative
----------------------------- ---------------------------------------------------------------------
  Representative
-----------------------------
 By Telephone /               o To speak with an investor services representative call 1-800-
 Electronic Funds Transfer    222-8222 or use the automated phone system at 1-800-368-7550.
-----------------------------
(EFT)
-------------------------  -- o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              -----

 By Wire
----------------------------- o To arrange for a Federal Funds wire, call 1-800-222-8222.

                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet
----------------------------- Visit our Web site at www.wellsfargo.com/advantagefunds.
                              ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.

----------------------------- -----

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments


 50 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


                                                           HOW TO SELL SHARES 51

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to


 52 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 53

ACCOUNT POLICIES
--------------------------------------------------------------------------------

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 54 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, make distributions of any net investment income annually and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


As long as you hold Fund shares through a tax-advantaged account, such as a 401(k) Plan, you will only be taxed on your investment through such account. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the account to you. Please consult with your own tax adviser regarding the tax consequences to you of holding Fund shares through a tax-advantaged account.


                                                                        TAXES 55

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.



 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

 56 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 57

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                            capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                            capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                            Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

 58 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO             INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                             Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                             correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.
                             A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                             100% correlation is not feasible. Our ability to track the performance of the S&P 500
                             Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                             Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INFLATION-PROTECTED BOND    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                   capital appreciation, while providing protection against inflation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                             Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 59

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL CORE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S. companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 60 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL INDEX    INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO             international portfolio of common stocks represented by the Morgan Stanley
                        Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                        the "Index"), before expenses.
                        PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                        Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                        A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                        EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                        EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 61

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                           non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we consider companies in the
                           Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.

 62 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                         10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                         capitalization companies as those with market capitalizations of $3 billion or more.
                         We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                         dominance in their niche or industry; low cost producers; low levels of leverage;
                         potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 MANAGED FIXED INCOME    INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO               investing in investment grade intermediate term securities.
                         PRINCIPAL INVESTMENT STRATEGY: The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                         We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                         We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average maturity to be between 3 and 12 years with duration between 2 and 6 years.
                         While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                         in securities of supranational organizations; and in municipal securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 63

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                              Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                              Index), before expenses.
                              PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                              Portfolio's performance can be expected to approximate but not equal that of the
                              S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 SMALL COMPANY GROWTH         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

 64 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE        INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO                 appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                            capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $400 million to $2.5 billion, as of
                            September 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
 STABLE INCOME PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                            denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                            grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                            Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                            We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 65

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                    investing primarily in small capitalization securities.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                              capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the
                              Russell 2500 Index was $400 million to $7.7 billion, as of September 30, 2006, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                              A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                              term prospects of companies. To identify these opportunities, we follow a bottom-
                              up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                              Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

 66 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)          disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 67

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.



=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin
Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.



=============================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street,
Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation
Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.



=============================
COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value
Portfolio in which certain gateway fundsinvest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The
Sub-Advisers and Portfolio Managers" sub-section.



=============================
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at
LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is
the investment sub-adviser for the Managed Fixed Income and Stable Income
Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.



=============================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000,
Chicago, IL 60606, sub-advises the International Equity Fund and the
International Value Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge
Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



=============================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800
LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value
Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.



=============================
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), an affiliate of Funds
Management, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the
investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith
Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.


 68 MASTER/GATEWAY/SM/ STRUCTURE


=============================
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA
02110, is the investment sub-adviser for the International Index Portfolio in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the
Portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and
Trust Company.



=============================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr
Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

==============================


WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo &
Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth, Equity Income, Index,
Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total
Return Bond Portfolios. For additional information regarding Wells Capital
Management, see "The Sub-Advisers and PortfolioManagers" sub-section.



                                                 MASTER/GATEWAY/SM/ STRUCTURE 69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


 70 FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 2, 1997
For a share outstanding throughout each period

                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002


 NET ASSET VALUE, BEGINNING OF PERIOD       $       14.57     $       13.09     $       11.85     $        9.91     $       12.02
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.22              0.19              0.14              0.10              0.13
  Net realized and unrealized gain (loss)
   on investments                                    1.08              1.45              1.26              2.00             (2.03)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   1.30              1.64              1.40              2.10             (1.90)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.20)            (0.16)            (0.16)            (0.16)            (0.11)
  Distributions from net realized gain              (0.35)            (0.00)             0.00              0.00             (0.10)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (0.55)            (0.16)            (0.16)            (0.16)            (0.21)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       15.32     $       14.57     $       13.09     $       11.85     $        9.91
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                     9.14%            12.61%            11.82%            21.36%           (16.22)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     223,488     $     196,484     $     170,383     $     131,760     $      78,673
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                                     1.00%             1.00%             1.00%             1.00%             1.00%
  Ratio of net investment income (loss)
   to average net assets                             1.55%             1.42%             1.14%             1.20%             1.20%
  Portfolio turnover rate/3/                           61%               64%               42%               43%               40%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 4/                         1.20%             1.12%             1.02%             1.13%             1.08%

1 Total return calculations do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 71

CONSERVATIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       19.78     $       19.48     $       19.23     $       18.42     $       19.92
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.67              0.54              0.44              0.46              0.61
  Net realized and unrealized gain
   (loss) on investments                             0.30              0.40              0.46              1.00             (0.75)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   0.97              0.94              0.90              1.46             (0.14)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                (0.63)            (0.41)            (0.51)            (0.60)            (0.78)
  Distributions from net realized gain              (0.38)            (0.23)            (0.14)            (0.05)            (0.58)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (1.01)            (0.64)            (0.65)            (0.65)            (1.36)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       19.74     $       19.78     $       19.48     $       19.23     $       18.42
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                     5.14%             4.91%             4.74%             8.17%            (0.89)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     515,658     $     442,285     $     412,341     $     381,254     $     288,610
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                                     0.85%             0.85%             0.85%             0.82%             0.80%
  Ratio of net investment income
   (loss) to average net assets                      3.69%             2.78%             2.32%             2.78%             3.23%
  Portfolio turnover rate/3/                          106%              102%               72%               73%               71%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 4/                         1.04%             1.01%             0.90%             0.97%             1.00%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 72 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       41.98     $       39.96     $       35.64     $       29.04     $       36.38
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.32/5/           0.39/5/              0.26              0.24           0.18/5/
  Net realized and unrealized gain
   (loss) on investments                             3.33              5.22              4.39              6.57             (6.87)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   3.65              5.61              4.65              6.81             (6.69)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                (0.21)            (0.40)            (0.33)            (0.21)            (0.23)
  Distributions from net realized gain              (4.96)            (3.19)             0.00              0.00             (0.42)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (5.17)            (3.59)            (0.33)            (0.21)            (0.65)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       40.46     $       41.98     $       39.96     $       35.64     $       29.04
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                     9.30%            14.57%            13.08%            23.55%           (18.86)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $   1,145,044     $   1,180,748     $   1,178,146     $   1,152,692     $   1,014,998
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                             1.00%             1.00%             1.00%             1.00%             1.00%
  Ratio of net investment income
   (loss) to average net assets                      0.82%             0.96%             0.61%             0.67%             0.47%
  Portfolio turnover rate/3/                           35%               42%               32%               32%               30%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 4/                         1.24%             1.15%             1.04%             1.17%             1.14%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 73

DIVERSIFIED SMALL CAP FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002

 NET ASSET VALUE, BEGINNING OF PERIOD       $       14.97     $       13.41     $       11.32     $        8.70     $        9.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.02)            (0.02)            (0.04)            (0.01)            (0.02)
  Net realized and unrealized gain
   (loss) on investments                             1.01              2.63              2.21              2.71             (0.34)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   0.99              2.61              2.17              2.70             (0.36)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            0.00              0.00              0.00              0.00              0.00
  Distributions from net realized gain              (1.30)            (1.05)            (0.08)            (0.08)            (0.12)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (1.30)            (1.05)            (0.08)            (0.08)            (0.12)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       14.66     $       14.97     $       13.41     $       11.32     $        8.70
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                     6.93%            20.09%            19.23%            31.32%            (4.17)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     679,774     $     564,318     $     441,080     $     285,650     $     192,987
  Ratios to average net assets/2/:
  Ratio of expenses to average
   net assets/3/                                     1.20%             1.19%             1.20%             1.17%             1.20%
  Ratio of net investment income
   (loss) to average net assets                     (0.14)%           (0.17)%           (0.33)%           (0.13)%           (0.24)%
  Portfolio turnover rate/4/                           63%               75%               75%               84%               93%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 3/                         1.31%             1.26%             1.21%             1.27%             1.38%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


 74 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       30.76     $       28.41     $       26.34     $       22.65     $       27.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.62              0.56           0.45/5/              0.35              0.44
  Net realized and unrealized gain
   (loss) on investments                             1.85              2.50              2.25              3.80             (3.65)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   2.47              3.06              2.70              4.15             (3.21)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           (0.54)            (0.50)            (0.63)            (0.46)            (0.29)
  Distributions from net realized gain              (1.71)            (0.21)             0.00              0.00             (1.18)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (2.25)            (0.71)            (0.63)            (0.46)            (1.47)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       30.98     $       30.76     $       28.41     $       26.34     $       22.65
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                     8.40%            10.87%            10.31%            18.53%           (12.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $   1,919,297     $   1,848,078     $   1,738,782     $   1,415,216     $   1,075,256
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                                     0.95%             0.95%             0.94%             0.94%             0.93%
  Ratio of net investment income
   (loss) to average net assets                      2.13%             1.84%             1.59%             1.69%             1.80%
  Portfolio turnover rate/3/                           80%               80%               51%               53%               48%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 4/                         1.12%             1.07%             0.95%             1.05%             1.05%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Calculated based on average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 75

LARGE COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                              SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       47.24     $       42.73     $       41.67     $       32.65     $       42.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (0.09)/5/           0.21/5/         (0.16)/5/             (0.16)            (0.21)
  Net realized and unrealized gain
   (loss) on investments                             0.63              4.37              1.22              9.18             (9.20)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   0.54              4.58              1.06              9.02             (9.41)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                (0.11)            (0.07)             0.00              0.00              0.00
  Distributions from net realized gain              (0.00)             0.00              0.00              0.00              0.00
  Distributions in excess of
   realized gain                                     0.00              0.00              0.00              0.00              0.00
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (0.11)            (0.07)             0.00              0.00              0.00
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       47.67     $       47.24     $       42.73     $       41.67     $       32.65
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                     1.12%            10.73%             2.57%            27.60%           (22.37)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $   1,481,399     $   1,850,677     $   1,975,616     $   1,761,429     $   1,038,491
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                                     0.95%             0.95%             0.94%             0.96%             1.00%
  Ratio of net investment income
   (loss) to average net assets                     (0.20)%            0.46%            (0.35)%           (0.44)%           (0.56)%
  Portfolio turnover rate/3/                            6%               18%               14%               13%               18%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 4/                         1.04%             1.01%             0.95%             1.05%             1.03%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
4 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Calculated based upon average shares outstanding.

 76 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                                SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                            2006              2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $       22.32     $       21.76     $       21.09     $       19.47     $       22.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.64              0.52              0.42              0.44              0.56
  Net realized and unrealized gain
   (loss) on investments                             0.78              1.10              1.10              2.02             (1.80)
                                            -------------     -------------     -------------     -------------     -------------
  Total from investment operations                   1.42              1.62              1.52              2.46             (1.24)
                                            -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.56)            (0.41)            (0.64)            (0.64)            (0.54)
  Distributions from net realized gain              (1.10)            (0.65)            (0.21)            (0.20)            (1.04)
                                            -------------     -------------     -------------     -------------     -------------
  Total distributions                               (1.66)            (1.06)            (0.85)            (0.84)            (1.58)
                                            -------------     -------------     -------------     -------------     -------------
 NET ASSET VALUE, END OF PERIOD             $       22.08     $       22.32     $       21.76     $       21.09     $       19.47
                                            =============     =============     =============     =============     =============
 TOTAL RETURN/1/                                     6.68%             7.57%             7.28%            12.99%            (6.35)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     558,601     $     557,564     $     544,698     $     512,460     $     459,248
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                                     0.90%             0.90%             0.90%             0.89%             0.88%
  Ratio of net investment income (loss)
   to average net asset                              2.98%             2.34%             1.97%             2.25%             2.55%
  Portfolio turnover rate/3/                           93%               91%               62%               64%               61%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2,4/                          1.09%             1.04%             0.92%             1.03%             1.02%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 77

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    101878 02-07
                                                           027K401 / P1310 02-07
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2007

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND
                   WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
                       WELLS FARGO ADVANTAGE BALANCED FUND
               WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND
                   WELLS FARGO ADVANTAGE GROWTH BALANCED FUND
                  WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

       CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS AND INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to April 11, 2005, the Administrator Class of each Fund (except for the Balanced Fund) was named the Institutional Class.


FUND                             CLASSES A, B, C        ADMINISTRATOR CLASS        INVESTOR CLASS
 Aggressive Allocation                                           o
 Asset Allocation                       o                        o
 Balanced                                                                                o
 Conservative Allocation                                         o
 Growth Balanced                        o                        o
 Moderate Balanced                      o                        o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.


101875 02-07
ALOS/FASAI11 (02/07)

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              20
 Trustees and Officers                                                  20
 Investment Adviser                                                     24
 Investment Sub-Adviser                                                 25
 Investment Sub-Advisers - Master Portfolios                            27
 Portfolio Managers                                                     29
 Administrator                                                          33
 Distributor                                                            34
DISTRIBUTION FEES                                                       35
 Shareholder Servicing Agent                                            35
 Custodian                                                              36
 Fund Accountant                                                        36
 Transfer and Distribution Disbursing Agent                             36
 Underwriting Commissions                                               36
 Code of Ethics                                                         37
DETERMINATION OF NET ASSET VALUE                                        37
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          38
PORTFOLIO TRANSACTIONS                                                  40
FUND EXPENSES                                                           43
FEDERAL INCOME TAXES                                                    43
PROXY VOTING POLICIES AND PROCEDURES                                    50
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       51
CAPITAL STOCK                                                           52
OTHER INFORMATION                                                       56
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           56
FINANCIAL INFORMATION                                                   56
APPENDIX                                                              0-57

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.


     Except for the Balanced Fund, the Funds were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The Balanced Fund described in this SAI was created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company. The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds.



WELLS FARGO ADVANTAGE FUND                           PREDECESSOR FUNDS
---------------------------------------------------- -----------------------------------------------------------
Wells Fargo Advantage Aggressive Allocation Fund     Norwest Advantage Aggressive Balanced-Equity Fund
Wells Fargo Advantage Asset Allocation Fund          Stagecoach Asset Allocation Fund, Stagecoach Balanced Fund
Wells Fargo Advantage Balanced Fund                  Strong Balanced Fund
Wells Fargo Advantage Conservative Allocation Fund   Norwest Advantage Strategic Income Fund
Wells Fargo Advantage Growth Balanced Fund           Norwest Advantage Growth Balanced Fund
Wells Fargo Advantage Moderate Balanced Fund         Norwest Advantage Moderate Balanced Fund



     The AGGRESSIVE ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Advantage Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002. The Fund changed its name from the Strategic Growth Allocation Fund to the Aggressive Allocation Fund effective April 11, 2005.


     The ASSET ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.


     The BALANCED FUND commenced operations on April 11, 2005, as successor to the Strong Balanced Fund. The predecessor Strong Balanced Fund commenced operations on December 30, 1981. The predecessor Fund changed its name from the Strong Asset Allocation Fund to the Strong Balanced Fund effective June 23, 2000.

     The CONSERVATIVE ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Norwest Advantage Strategic Income Fund. The predecessor Norwest Advantage Strategic Income Fund commenced operations on April 30, 1989. The Fund changed its name from the Strategic Income Fund to the Conservative Allocation Fund effective April 11, 2005.

     The GROWTH BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Advantage Growth Balanced Fund commenced operations on April 30, 1989.

     The MODERATE BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Advantage Moderate Balanced Fund commenced operations on April 30, 1989.


Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that (iv) the Asset Allocation Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund reserves the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

              PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust ("Master Trust"). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.


DEBT SECURITIES
---------------

Asset-Backed Securities
-----------------------

     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and a Fund should expect no recourse from the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Asset-backed securities in which a Fund may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.

     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying the securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


Collateralized Debt Obligations
-------------------------------

     Collateralized debt obligations ("CDOs") include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectus(es), CDOs carry additional risks including, but not limited to the possibility that (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligation" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.


Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.


Corporate Debt Securities
-------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Custodial Receipts for Treasury Securities
------------------------------------------


     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.


Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities
-----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in the Appendix.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Inflation-Protected Debt Securities
------------------------------------

     The Inflation-Protected Bond Fund invests primarily in, and the Funds may invest in inflation-protected debt securities. Inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

     A Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by a Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.

     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBSS"). CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBSs developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
----------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. Because these securities do not pay current cash income, the market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts
-----------------------------


     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
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Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey and Venezuela. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
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     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Small Company Securities
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     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Interest Rate Protection Transactions
--------------------------------------

     To manage its exposure to different types of investments, each Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Each Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.


Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Unrated Investments
-------------------


     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.


Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 144 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                     SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 64      Trustee,           Trustee of the WELLS FARGO ADVANTAGE FUNDS since 1987.              N/A
                        since 1987         Wake Forest University, Calloway School of Business and
                                           Accountancy, the Thomas Goho Chair of Finance since
                                           January 2006. Associate Professor of Finance from
                                            1999-2005.
Peter G. Gordon, 64     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998; (Chairman,   Company and President of Crystal Geyser Roxane Water
                        since              Company.
                        2001).
Richard M. Leach, 73    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 54     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 55    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                       SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
----------------------    ------------------    ------------------------------------------------------------    --------------
                                                       INTERESTED/2/ TRUSTEE
J. Tucker Morse, 62       Trustee, since        Private Investor/Real Estate Developer.                               N/A
                          1987
                                                              OFFICERS
Karla M. Rabusch, 47      President, since      Executive Vice President of Wells Fargo Bank, N.A.                    N/A
                          2003                  President of Wells Fargo Funds Management, LLC. Senior
                                                Vice President and Chief Administrative Officer of Wells
                                                Fargo Funds Management, LLC from March 2001 to March
                                                2003.
A. Erdem Cimen, 33        Treasurer, since      Vice President of Wells Fargo Bank, N.A. and Vice                     N/A
                          2006                  President of Financial Operations for Wells Fargo Funds
                                                Management, LLC. Vice President and Group Finance
                                                Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                                2004 to 2006. Vice President of Portfolio Risk Management
                                                for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
C. David Messman, 46      Secretary, since      Vice President and Managing Senior Counsel of Wells Fargo             N/A
                          2000                  Bank, N.A. and Senior Vice President and Secretary of Wells
                                                Fargo Funds Management, LLC. Vice President and Senior
                                                Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 45        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                          Compliance            Management, LLC since 2004 and Compliance Officer of
                          Officer, since        Wells Fargo Funds Management, LLC from 1999 to 2002. In
                          2004                  2002, Ms. Peters left Wells Fargo Funds Management, LLC
                                                to pursue personal goals.


----------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2007, each Trustee received an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also received a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $34,000 annual retainer for the additional work and time devoted by the Chairman and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2007, each Trustee receives an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2006


                          INTERESTED
                          TRUSTEE                               INDEPENDENT TRUSTEES
                          J. TUCKER   THOMAS S.   PETER G.   RICHARD M.   OLIVIA        TIMOTHY J.   DONALD C.
FUND                      MORSE       GOHO        GORDON     LEACH        MITCHELL/1/   PENNY        WILLEKE
Aggressive Allocation      $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Asset Allocation           $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Balanced                   $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Conservative Allocation    $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Growth Balanced            $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Moderate Balanced          $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
TOTAL COMPENSATION FROM
THE FUND COMPLEX/2/        $157,000    $166,000    $188,750    $155,500      $126,500     $157,000    $157,000


----------
1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

2 Includes Trustee compensation received by other funds within the entire Fund Complex as of the Funds' fiscal year end (consisting of 142 funds).


     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:
$0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

            BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                      CALENDAR YEAR ENDED DECEMBER 31, 2006


                                                                     INDEPENDENT TRUSTEES
                            J. TUCKER        THOMAS S.       PETER G.    RICHARD M.      OLIVIA        TIMOTHY J.     DONALD C.
FUND                          MORSE           GOHO            GORDON        LEACH        MITCHELL         PENNY        WILLEKE
Aggressive Allocation     $           0 $              0 $           0 $           0 $           0 $              0 $           0
Asset Allocation          $           0 $50,001-$100,000 $           0 $           0 $           0 $              0 $           0
Balanced                  $           0 $              0 $           0 $           0 $           0 $              0 $           0
Conservative Allocation   $           0 $              0 $           0 $           0 $           0 $              0 $           0
Growth Balanced           $           0 $              0 $           0 $           0 $           0 $50,001-$100,000 $           0
Moderate Balanced         $           0 $              0 $           0 $           0 $           0 $              0 $           0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                over $100,000    over $100,000 over $100,000 over $100,000 over $100,000    over $100,000 over $100,000


----------

/1/ Includes Trustee ownership in shares of other funds within the entire Fund Complex as of the calendar year end (consisting of 142 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.


     The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.


     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

                                                 FEE
FUND                      PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 Asset Allocation                   0.75%       First $500M            0.65%
                                                 Next $500M            0.60%
                                                  Next $2B             0.55%
                                                  Next $2B            0.525%
                                                  Over $5B             0.50%
 Balanced                            N/A        First $500M            0.65%
                                                 Next $500M            0.60%
                                                  Next $2B             0.55%
                                                  Next $2B            0.525%
                                                  Over $5B             0.50%


     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.


                                  ADVISORY FEES          MASTER LEVEL
GATEWAY                          (MAXIMUM ASSET            DORMANT
BLENDED FUNDS                   ALLOCATION FEES)        ADVISORY FEES*
Aggressive Allocation                  0.25%                 0.56%
Conservative Allocation                0.25%                 0.48%
Growth Balanced                        0.25%                 0.54%
Moderate Balanced                      0.25%                 0.50%



* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect the maximum blended fee rate based on each Fund's percentage investment in the master portfolios as of January 31, 2007.


     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:


                                  YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                    9/30/06                     9/30/05                     9/30/04
                                             FEES                        FEES                        FEES
FUND                        FEES PAID       WAIVED      FEES PAID       WAIVED      FEES PAID       WAIVED
Aggressive Allocation      $  193,480    $  172,495    $  470,986    $  224,624    $  368,424    $   29,219
Asset Allocation           $1,266,978    $1,154,883    $7,216,407    $  930,240    $6,346,299    $2,210,868
Conservative Allocation    $   59,447    $   44,175    $5,005,483    $2,400,853    $4,307,414    $  234,151
Growth Balanced            $1,111,821    $  910,279    $1,410,106    $  783,199    $1,263,813    $  100,648

                                 YEAR ENDED                        YEAR ENDED                         YEAR ENDED
                                  9/30/06                           9/30/05                            9/30/04
                                             FEES                               FEES                              FEES
FUND                      FEES PAID         WAIVED         FEES PAID           WAIVED         FEES PAID          WAIVED
Moderate Balanced         $388,715        331,794         $1,108,103         $690,278         $793,957         $191,553


     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolio of the Balanced Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolio of the Fund pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolio of the Fund. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows: a monthly fee at an annual rate of 0.60% on the first $35 million of assets and 0.55% on all assets thereafter of the predecessor portfolio's average daily net assets. The table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the fiscal periods indicated below, the Fund or its predecessor portfolio paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.


                      YEAR ENDED                   PERIOD ENDED                  YEAR ENDED                   YEAR ENDED
                       9/30/06                       9/30/05*                     12/31/04                     12/31/03
                   FUNDS MANAGEMENT              FUNDS MANAGEMENT                    SCM                         SCM
                                 FEES                          FEES                         FEES                          FEES
FUND           FEES PAID        WAIVED       FEES PAID        WAIVED       FEES PAID       WAIVED        FEES PAID       WAIVED
Balanced       $519,915       $359,211       $681,562       $187,934       $897,602       $31,547       $1,200,958         $0


----------
* For the Interim Period, the predecessor portfolio of the Fund paid Funds Management $230,947 and waived $14,429 in advisory fees under an interim investment management agreement. The Fund paid Funds Management $450,615 and waived $173,505 in advisory fees after the Interim Period through September 30, 2005 under the current advisory agreement.

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-advisers to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the following stand-alone Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.



                                                                 FEE
                                                         EFFECTIVE PRIOR TO                    FEE
FUND                            SUB-ADVISER                    1/1/06                    EFFECTIVE 1/1/06
 Asset Allocation        Wells Capital Management      $0-1B            0.15%      First $100M           0.15%
                                                        >$1B            0.10%       Next $100M          0.125%
                                                                                    Over $200M           0.10%
 Balanced                Wells Capital Management      $0-1B            0.25%      First $100M           0.25%
                                                        >$1B            0.20%       Next $100M           0.20%
                                                                                    Over $200M           0.15%



     For providing investment sub-advisory services, including asset allocation services, to the Aggressive Allocation, Conservative Allocation, Growth Balanced, and Moderate Balanced Funds, Wells Capital Management is entitled to receive an annual fee as a percentage of each Fund's daily net assets as follows:



FUND                                         FEE
 Aggressive Allocation          First $250M        0.10%
--------------------------      -------------      ----
 Conservative Allocation         Over $250M        0.05%
--------------------------      -------------      ----
 Growth Balanced
--------------------------
 Moderate Balanced
--------------------------



     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolio of the Fund pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.



FUND                     SUB-ADVISER                       FEE
 Balanced         Wells Capital Management       $0-1B             0.25%
                                                  >$1B             0.20%


     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolio of the Fund.

     Investment Sub-Advisers - Master Portfolios
     -------------------------------------------


     Aggressive Allocation, Conservative Allocation, Growth Balanced and
     -------------------------------------------------------------------
Moderate Balanced Funds. Funds Management has engaged Artisan Partners Limited
-----------------------
Partnership ("Artisan"), SSgA Funds Management ("SSgA"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, L.P. ("C&B"), Galliard Capital Management, Inc. ("Galliard"), an affiliate of Funds Management, LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), an affiliate of Funds Management, Smith Asset Management Group ("Smith"), an affiliate of Funds Management, Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway blended Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.


     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.


MASTER PORTFOLIO                                   SUB-ADVISER                          FEE
 C&B Large Cap Value Portfolio                         C&B                 First $250M            0.45%
                                                                            Next $250M            0.40%
                                                                            Next $250M            0.35%
                                                                            Over $750M            0.30%
 Disciplined Growth Portfolio                         Smith                First $200M            0.30%
                                                                            Next $300M            0.20%
                                                                            Over $500M            0.15%
 Equity Income Portfolio                    Wells Capital Management       First $100M            0.35%
                                                                            Next $100M            0.30%
                                                                            Next $300M            0.20%
                                                                            Over $500M            0.15%
 Equity Value Portfolio                            Systematic               First$150M            0.30%
                                                                            Next $200M            0.20%
                                                                            Next $400M            0.15%
                                                                            Next $250M            0.13%
                                                                              Over $1B            0.10%
 Index Portfolio                            Wells Capital Management       First $100M            0.05%
                                                                            Next $100M            0.03%
                                                                            Over $200M            0.02%
 Inflation-Protected Bond Portfolio         Wells Capital Management       First $100M            0.20%
                                                                            Next $200M           0.175%
                                                                             Next 200M            0.15%
                                                                            Over $500M            0.10%
 International Core Portfolio                       New Star                First $50M            0.35%
                                                                            Next $500M            0.29%
                                                                            Over $550M            0.20%
 International Growth Portfolio                      Artisan               First $250M            0.70%
                                                                            Over $250M            0.50%
 International Index Portfolio                        SSgA                 First $100M            0.08%
                                                                            Over $100M            0.06%

                                                                             First $150M          0.35%
                                                                              Next $350M          0.40%
                                                                              Next $250M          0.35%
                                                                              Next $250M         0.325%
International Value Portfolio                           LSV                     Over $1B          0.30%
 Large Cap Appreciation Portfolio                     Cadence                First $250M          0.30%
                                                                              Next $250M          0.20%
                                                                              Next $500M          0.15%
                                                                                Over $1B          0.10%
 Large Company Growth Portfolio                      Peregrine                First $25M          0.75%
                                                                               Next $25M          0.60%
                                                                              Next $225M          0.50%
                                                                              Over $275M          0.30%
 Managed Fixed Income Portfolio*                     Galliard                First $500M          0.10%
                                                                                Next $1B          0.05%
                                                                              Over $1.5B          0.03%
 Small Cap Index Portfolio                   Wells Capital Management        First $100M          0.05%
                                                                              Next $100M          0.03%
                                                                              Over $200M          0.02%
 Small Company Growth Portfolio                      Peregrine                 First$50M          0.90%
                                                                              Next $130M          0.75%
                                                                              Next $160M          0.65%
                                                                              Next $345M          0.50%
                                                                               Next $50M          0.52%
                                                                              Over $735M          0.55%
 Small Company Value Portfolio                       Peregrine               First $175M          0.50%
                                                                              Over $175M          0.75%
 Stable Income Portfolio*                            Galliard                First $500M          0.10%
                                                                                Next $1B          0.05%
                                                                              Over $1.5B          0.03%
 Strategic Small Cap Value Portfolio         Wells Capital Management        First $200M          0.45%
                                                                              Over $200M          0.40%
 Total Return Bond Portfolio                 Wells Capital Management        First $100M          0.20%
                                                                              Next $200M         0.175%
                                                                              Next $200M          0.15%
                                                                              Over $500M          0.10%



* Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.


FUND                      SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------- --------------------------  -----------------------
Aggressive Allocation     Funds Management            Thomas C. Biwer, CFA
Conservative Allocation                               Christian L. Chan, CFA
Growth Balanced                                       Andrew Owen, CFA
Moderate Balanced
Aggressive Allocation     Wells Capital Management    Doug Beath
Conservative Allocation                               Galen G. Blomster, CFA
Growth Balanced                                       Jeffrey P. Mellas
Moderate Balanced
Asset Allocation          Wells Capital Management    Galen G. Blomster, CFA
                                                      Gregory T. Genung, CFA
                                                      Jeffrey P. Mellas
Balanced                  Wells Capital Management    Gary J. Dunn, CFA
                                                      W. Frank Koster
                                                      Robert M. Thornburg


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                 REGISTERED             OTHER POOLED
                            INVESTMENT COMPANIES     INVESTMENT VEHICLES       OTHER ACCOUNTS
                             NUMBER       TOTAL      NUMBER       TOTAL      NUMBER       TOTAL
                               OF        ASSETS        OF        ASSETS        OF        ASSETS
PORTFOLIO MANAGER*          ACCOUNTS     MANAGED    ACCOUNTS     MANAGED    ACCOUNTS     MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA          4        $ 185.0M       0        $      0        4       $   2.2M
 Christian L. Chan, CFA        0        $      0       0        $      0        2       $120,000
 Andrew Owen, CFA              4        $ 185.0M       0        $      0        1       $ 70,000
WELLS CAPITAL MANAGEMENT
 Doug Beath                    7        $   1.5B       1        $ 515.0M        9       $   4.5B
 Galen G. Blomster, CFA        7        $   1.5B       1        $ 515.0M        9       $   4.5B
 Gary J. Dunn, CFA             0        $      0       2        $ 145.9M       11       $ 369.4M
 Gregory T. Genung, CFA        0        $      0       3        $ 802.6M        4       $ 377.2M
 Jeffrey P. Mellas             7        $   1.5B       1        $ 515.0M       11       $   4.6B
 W. Frank Koster               2        $   1.1B       3        $ 923.6M       38       $   1.6B
 Robert M. Thornburg           0        $      0       2        $ 145.0M       18       $ 227.0M


----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.


                                       REGISTERED                    OTHER POOLED
                                  INVESTMENT COMPANIES            INVESTMENT VEHICLES              OTHER ACCOUNTS
                                  NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                                    OF            ASSETS           OF            ASSETS           OF           ASSETS
PORTFOLIO MANAGER*               ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA               0               $0             0               $0             0            $   0
 Christian L. Chan, CFA             0               $0             0               $0             0            $   0
 Andrew Owen, CFA                   0               $0             0               $0             0            $   0
WELLS CAPITAL MANAGEMENT
 Doug Beath                         0               $0             0               $0             3            $870M
 Galen G. Blomster, CFA             0               $0             0               $0             3            $870M
 Gary J. Dunn, CFA                  0               $0             0               $0             0            $   0
 Gregory T. Genung, CFA             0               $0             0               $0             2            $104M
 Jeffrey P. Mellas                  0               $0             0               $0             5            $975M
 W. Frank Koster                    0               $0             0               $0             0            $   0
 Robert M. Thornburg                0               $0             0               $0             0            $   0


----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, theSub-Adviser have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.


     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:


PORTFOLIO MANAGER        BENCHMARK                               LENGTH OF TIME
------------------------ --------------------------------------  -------------------------
Doug Beath               Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
Galen G. Blomster, CFA   Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
Gary J. Dunn, CFA        Russell 1000 Value Index                One calendar year period
                         Lipper Equity Income Funds Average
                         S&P 500 Index
Gregory T. Genung, CFA   S&P 500 Index                           One calendar year period
                         S&P 500/Citigroup Pure Value Index
                         S&P 600 Index
Jeffrey P. Mellas        Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
                         ACP: benchmark - LIBOR
W. Frank Koster          Lehman Brothers U.S. Aggregate Bond     One calendar year period
                         Index
Robert M. Thornburg      Russell 1000 Value Index                One calendar year period
                         Lipper Equity Income Average
                         S&P 500 Index


----------
* The Tactical Equity Allocation Composite Benchmark ("TEA") is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TEA is determined.

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.


     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS


PORTFOLIO MANAGER            FUND                           BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA        Aggressive Allocation          $0
                             Conservative Allocation        $0
                             Growth Balanced                $0

PORTFOLIO MANAGER                FUND                           BENEFICIAL OWNERSHIP
                                 Moderate Balanced              $                  0
 Christian L. Chan, CFA          Aggressive Allocation          $                  0
                                 Conservative Allocation        $                  0
                                 Growth Balanced                $                  0
                                 Moderate Balanced              $                  0
 Andrew Owen, CFA                Aggressive Allocation          $                  0
                                 Conservative Allocation        $                  0
                                 Growth Balanced                $                  0
                                 Moderate Balanced              $                  0
 WELLS CAPITAL MANAGEMENT
 Doug Beath                      Aggressive Allocation          $                  0
                                 Conservative Allocation        $                  0
                                 Growth Balanced                $                  0
                                 Moderate Balanced              $         1 - 10,000
 Gregory T. Genung, CFA          Asset Allocation               $         1 - 10,000
 Galen G. Blomster, CFA          Aggressive Allocation          $                  0
                                 Asset Allocation               $                  0
                                 Conservative Allocation        $  100,001 - 500,000
                                 Growth Balanced                $500,001 - 1,000,000
                                 Moderate Balanced              $   50,001 - 100,000
 Gary J. Dunn, CFA               Balanced                       $                  0
 Jeffrey P. Mellas               Aggressive Allocation          $                  0
                                 Asset Allocation               $    10,001 - 50,000
                                 Conservative Allocation        $                  0
                                 Growth Balanced                $    10,001 - 50,000
                                 Moderate Balanced              $                  0
 W. Frank Koster                 Balanced                       $                  0
 Robert M. Thornburg             Balanced                       $                  0

Administrator
-------------


     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                         FEE
CLASS                                              PRIOR TO 8/1/04
       Class A, Class B and Class C Shares              0.33%
       Administrator Class Shares                       0.25%
       Investor Class Shares                             N/A

                                                            FEES EFFECTIVE 8/1/04
                                                                  CLASS-LEVEL
                                   FUND-LEVEL ADMIN. FEE*          ADMIN. FEE           TOTAL ADMIN. FEE
                                                     (% OF           (% OF                              (% OF
                                AVERAGE DAILY    AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY    AVERAGE DAILY
SHARE CLASS                      NET ASSETS       NET ASSETS)     NET ASSETS)       NET ASSETS       NET ASSETS)
 Class A, Class B, Class C   $0-4.99 billion          0.05%     0.28%           $0-4.99 billion          0.33%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.32%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.31%
 Administrator Class         $0-4.99 billion          0.05%     0.10%           $0-4.99 billion          0.15%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.14%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.13%
 Investor Class              $0-4.99 billion          0.50%                NA   $0-4.99 billion          0.50%
                             $5 -9.99 billion         0.49%                     $5 -9.99 billion         0.49%
                             >$9.99 billion           0.48%                     >$9.99 billion           0.48%

* For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based rate to a combination of a fixed class-based rate and a Fund-based rate that is subject to breakpoints in asset levels of a Fund.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds listed below paid the following administrative fees to Funds
Management:


                                      YEAR ENDED   YEAR ENDED    YEAR ENDED
FUND                                    9/30/06      9/30/05      9/30/04*
Aggressive Allocation (Fund Level)    $  104,677   $   94,197   $   79,529
 Administrator Class                  $  209,354   $  284,010   $  318,114
Asset Allocation (Fund Level)         $  558,892   $  587,482   $  587,080
 Class A                              $2,499,905   $2,580,249   $2,438,967
 Class B                              $  373,788   $  509,504   $  703,215
 Class C                              $  107,268   $   93,829   $   81,192
 Administrator Class                  $   53,155   $   57,935   $   45,912

                                         YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                      9/30/06       9/30/05     9/30/04*
Conservative Allocation (Fund Level)    $  233,220    $  221,621   $  197,102
 Administrator Class                    $  466,441    $  669,736   $  788,408
Growth Balanced (Fund Level)            $1,005,088    $1,001,096   $  908,313
 Class A                                $  170,487    $  163,393   $  148,461
 Class B                                $  223,203    $  250,875   $  254,366
 Class C                                $   47,962    $   55,632   $   75,014
 Administrator Class                    $1,852,442    $2,785,842   $3,291,938
Moderate Balanced (Fund Level)          $  283,852    $  282,021   $  272,892
 Class A                                $   14,786    $   10,924   $    2,471
 Class B                                $    9,107    $    8,021   $    1,979
 Class C                                $    3,739    $    2,937   $      773
 Administrator Class                    $  557,836    $  846,529   $1,087,838

----------
* For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based rate to a combination of a fixed class-based rate and a Fund-based rate that is subject to breakpoints in asset levels of a Fund.

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolio of the Balanced Fund and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio's average daily net assets attributable to its Investor Class shares. The table below shows the administration fees paid by either the Fund or its predecessor portfolio for the indicated fiscal periods to the respective administrator shown below:


                                                                                      YEAR ENDED        YEAR ENDED
             YEAR ENDED 9/30/06        4/9/05 - 9/30/05        1/1/05 - 4/8/05         12/31/04          12/31/03
FUND             FUNDS MGMT               FUNDS MGMT                 SIS                  SIS              SIS
BALANCED
 Investor Class   $676,251                 $381,650                $219,671            $499,715          $650,632


Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.


     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares of the. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES


     For the fiscal year ended September 30, 2006, the Funds paid the Distributor the following fees for distribution-related services:



                                                              COMPENSATION      COMPENSATION
                                               PRINTING &          TO                TO
FUND              TOTAL        ADVERTISING       MAILING      UNDERWRITERS     BROKER/DEALERS        OTHER*
 ASSET ALLOCATION
  Class B      $1,004,664           $0             $0           $      0           $     0        $1,004,664
  Class C      $  288,257           $0             $0           $208,657           $79,600        $        0
 GROWTH BALANCED
  Class B      $  599,850           $0             $0           $      0           $     0        $  599,850
  Class C      $  128,880           $0             $0           $119,053           $ 9,827        $        0
 MODERATE BALANCED
  Class B      $   24,452           $0             $0           $      0           $     0        $   24,452
  Class C      $   10,034           $0             $0           $  9,050           $   984        $        0


----------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.


Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares.. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.


     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Balanced Fund) on a continuous basis. For the Funds' (except the Balanced Fund's) past three fiscal years, the aggregate dollar amount of underwriting commissions paid to the respective principal underwriter and the amounts retained by such underwriter were as follows:



                                   PERIOD FROM            PERIOD FROM              YEAR ENDED
     YEAR ENDED 9/30/06         4/11/05 TO 9/30/05    10/01/04 TO 4/10/05            9/30/04
      FUNDS DISTRIBUTOR         FUNDS DISTRIBUTOR           STEPHENS                STEPHENS
       PAID         RETAINED      PAID     RETAINED      PAID     RETAINED       PAID       RETAINED
 $         450,417   $3,058    $286,555    $41,894    $325,142    $51,192    $1,025,521    $200,505

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolio of the Balanced Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was $0.00.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The Dealer Reallowance for Class A shares is as follows:


                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%


----------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

..    Current and retired employees, directors/trustees and officers of: (i)
     Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and


..    Family members, as defined in the prospectus, of any of the above.


     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Additional Investors Eligible to Purchase Administrator Class Shares of
     -----------------------------------------------------------------------
the Aggressive Allocation Fund and Conservative Allocation Fund:
----------------------------------------------------------------


     Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Aggressive Allocation Fund and Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2006) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2006, are not reflected:

..    401 K Investment Services, LLC.

..    A.G. Edwards & Sons, Inc.

..    Ameriprise Financial Services, Inc.


..    Bear, Stearns Securities Corp.

..    Charles Schwab & Co., Inc.

..    Citigroup Global Markets, Inc.

..    CitiStreet Advisors LLC

..    Fidelity Investments Institutional Services Company, Inc.

..    Financial Network Investment Corp.


..    GWFS Equities, Inc.

..    Hewitt Financial Services, LLC

..    ING Financial Partners, Inc.

..    Linsco/Private Ledger Corporation

..    Mellon Financial Markets, LLC

..    Merrill Lynch, Pierce, Fenner & Smith Incorporated


..    Morgan Stanley DW, Inc.

..    MSCS Financial Services, LLC


..    Multi-Financial Securities Corporation

..    Pershing LLC


..    Prudential Investment Management Services, Inc.

..    Prudential Retirement Brokerage Services, Inc.

..    Raymond James & Associates, Inc.

..    RBC Dain Rauscher, Inc.


..    UBS Financial Services Inc.

..    Valic Financial Advisors, Inc.

..    Wachovia Securities, LLC


     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates for the two most recent fiscal years:



                           SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,
FUND                            2006          2005/1/          2004
Aggressive Allocation            61%             64%            N/A
Asset Allocation                 11%              6%            N/A
Conservative Allocation         102%            102%            N/A
Growth Balanced                  80%             80%            N/A
Moderate Balanced                93%             87%            N/A
Balanced                         61%             87%/2/         148%



/1/ The funds changed their fiscal year end from December to September. /2/ For the nine-month period ended September 30, 2005.

     Brokerage Commissions. For the fiscal years listed below, the Fund listed
     ---------------------
below paid the following aggregate amounts of brokerage commissions on brokerage transactions:



                          YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                        9/30/06           9/30/05          9/30/04
 Asset Allocation           $27,906           $40,117          $24,066



     Former Strong Fund. For the fiscal periods listed below, the Fund and
     ------------------
predecessor portfolio of the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:



                       PERIOD ENDED        PERIOD ENDED        YEAR ENDED
FUND                      9/30/06             9/30/05          12/31/04*
 Balanced Fund          $  21,255**          $155,459          $457,192



*    Former Strong Fund. The Balanced Fund commenced operations on April 11,
     2005.
** The Premier Value Team at Wells Capital Management assumed the management of the equity portion of the Balanced Fund in 2005, making significant changes in the portfolio which resulted in lower commissions and portfolio turnover rate in 2006.

     For the fiscal period ending September 30, 2006, the Fund's Sub-Adviser directed brokerage transactions to brokers for research services (soft-dollar transactions). The total commissions paid, and the aggregate dollar amount of portfolio transactions to which such commissions relate, are listed below. For the previous two fiscal periods, no soft-dollar transactions were reported.



FUND                   COMMISSIONS PAID        TOTAL AMOUNT OF TRANSACTIONS
 Balanced Fund              $9,072                     $10,129,749



     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:


FUND      BROKER-DEALER       AMOUNT

Asset Allocation      Merrill Lynch & Company Incorporated       $ 4,223,000
                      Lehman Brothers Holdings, Inc.             $ 2,592,000
                      Goldman Sachs & Co.                        $12,158,000
                      JP Morgan Chase & Co.                      $29,483,000
                      Bank of America                            $13,018,000
                      Citigroup Incorporated                     $17,496,000
                      Bear Stearns & Co., Inc.                   $59,365,000
                      Morgan Stanley                             $25,178,000
                      Credit Suisse                              $   693,000
Balanced              Citigroup Global Markets Inc.              $ 2,832,000
                      Goldman Sachs & Co.                        $ 1,747,000
                      J.P. Morgan Chase & Co.                    $ 7,028,000
                      Morgan Stanley                             $ 1,829,000
                      Bank of America                            $ 2,612,000
                      Credit Suisse                              $ 1,473,000
                      Bear Stearns                               $ 1,635,000
                      Lehman Brothers                            $    13,000
                      Merrill Lynch & Company Incorporated       $   293,000


                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding federal tax consequences of an investment in a Fund, the application of any state, local or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts and net income derived from an interest in a qualified publicly traded partnership), as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds does not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:


                             CAPITAL LOSS CARRY
FUND          YEAR EXPIRES        FORWARDS
  Balanced       2010            $6,612,299



     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund ).

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as an RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.


     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protected bonds can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold, which might be disadvantageous for the Fund.


     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" and at least one of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, then such straddles could be characterized as "mixed straddles". A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS Revenue Ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income (described below) from a Fund, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.


     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.



     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" (defined below) is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days before the 181-day period beginning 90 days before such date). If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Funds may be required to withhold, and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), generally the shareholder's social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts. For information on the suitability of an investment in the Funds for tax-exempt investors and tax-deferred plans, see below.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions from dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Interest-related distributions are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain distributions" are distributions attributable to a Fund's net short-term capital gain and designated as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Under recently enacted legislation, any distribution by a Fund to a foreign shareholder that is attributable to gain from the Fund's sale or exchange of a U.S. real property interest (which is defined in the Code to include, among other things, the stock of certain U.S. corporations that are substantially invested, directly or indirectly, in U.S. real property) may be subject to U.S. tax if more than half of a Fund's assets are invested directly or indirectly in U.S. real property interests, taking into account the Fund's investments in certain RICs and most REITs. Any such distributions that are taxable may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. persons and/ or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). The preceding distribution rules generally will not apply to tax years beginning on or after January 1, 2008, except in limited circumstances in which a Fund has invested in a REIT. In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a "wash sale transaction"), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described in this paragraph. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions.

     Even if permitted to do so, a Fund provides no assurance that it will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

..    Routine Items - Funds Management will generally vote for the ratification
     -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

..    Corporate Governance - Funds Management will generally vote for charter
     --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

..    Anti-Takeover Matters - Funds Management generally will vote for proposals
     ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

..    Mergers/Acquisitions and Corporate Restructurings - Funds Management's
     -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

..    Shareholder Rights - Funds Management will generally vote against
     ------------------
     proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

        POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds/SM/ for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.


     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.


     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.


     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                  CAPITAL STOCK

     The Funds are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of January 3, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 25% or more of the voting securities of the Fund as a whole.

                        OWNERSHIP AS OF JANUARY 3, 2007



FUND                               NAME AND ADDRESS                           PERCENTAGE
-----------------------------      ------------------------------------      -----------
Aggressive Allocation              WELLS FARGO 401K                              49.2%
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   WELLS FARGO BANK NA FBO                       31.4%
                                   REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
Aggressive Allocation  -           WELLS FARGO BANK NA FBO                      80.57%
Administrator Class                REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   AMERIPRISE TRUST COMPANY                     17.07%
                                   FOR THE BENEFIT OF AMERIPRISE TRUST
                                   RETIREMENT SERVICES PLANS
                                   50534 AXP FINANCIAL CTR
                                   MINNEAPOLIS MN 55474-0505
Asset Allocation  - Class A        N/A                                           N/A
Asset Allocation  - Class B        N/A                                           N/A

FUND                               NAME AND ADDRESS                                      PERCENTAGE
-----------------------------      ---------------------------------------------      ---------------
Asset Allocation  - Class C        MLPF&S FOR THE SOLE BENEFIT                              8.28%
                                   OF ITS CUSTOMERS
                                   ATTN: MUTUAL FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484
Asset Allocation  -                WELLS FARGO BANK NA FBO                                 85.19%
Administrator Class                REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   WELLS FARGO BANK NA FBO                                 12.24%
                                   STAGECOACH BALANCED FUND
                                   ATTN: MUTUAL FUND OPS
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
Balanced                           WELLS FARGO BANK NA FBO                                  61.9%
                                   REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
Balanced  - Investor Class         N/A                                                       N/A
Conservative Allocation            AMERIPRISE TRUST COMPANY                                 46.3%(a)
                                   FOR THE BENEFIT OF AMERIPRISE TRUST
                                   RETIREMENT SERVICES PLANS
                                   50534 AXP FINANCIAL CTR
                                   MINNEAPOLIS MN 55474-0505
                                   WELLS FARGO BANK NA FBO                                  28.8%
                                   REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
Conservative Allocation  -         WELLS FARGO BANK NA FBO                                 50.51%
Administrator Class                REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   AMERIPRISE TRUST COMPANY                                46.29%
                                   FOR THE BENEFIT OF AMERIPRISE TRUST
                                   RETIREMENT SERVICES PLANS
                                   50534 AXP FINANCIAL CTR
                                   MINNEAPOLIS MN 55474-0505
Growth Balanced                    WELLS FARGO BANK NA FBO                                  37.5%
                                   REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
Growth Balanced  - Class A         WELLS FARGO BANK WEST NA                                11.76%
                                   VARIOUS FASCORP RECORDKEP PLANS
                                   8515 E ORCHARD RD #2T2
                                   GREENWOOD VLG CO 80111-5002
                                   AMERICAN ENTERPRISE INVESTMENT SERVICES FBO              5.18%
                                   PO BOX 9446
                                   MINNEAPOLIS MN 55440-9446

FUND                                NAME AND ADDRESS                                    PERCENTAGE
------------------------------      ---------------------------------------------      -----------
Growth Balanced  - Class B          AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            6.16%
                                    PO BOX 9446
                                    MINNEAPOLIS MN 55440-9446
Growth Balanced  - Class C          AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            6.42%
                                    PO BOX 9446
                                    MINNEAPOLIS MN 55440-9446
Growth Balanced  -                  WELLS FARGO BANK NA FBO                               53.73%
Administrator Class                 REINVEST/REINVEST
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    WELLS FARGO BANK NA FBO                               21.30%
                                    WELLS FARGO GROWTH BALANCED FUND I
                                    REINVEST/REINVEST
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    BANK OF NEW YORK                                       9.97%
                                    CUSTOMERS FBO SAVINGS PLAN
                                    FOR EMPLOYEES AND PARTNERS OF
                                    PRICEWATERHOUSECOOPERS LLP
                                    1 WALL ST 12TH FLOOR
                                    NEW YORK NY 10286-0001
                                    AMERIPRISE TRUST COMPANY                               5.59%
                                    FOR THE BENEFIT OF AMERIPRISE TRUST
                                    RETIREMENT SERVICES PLANS
                                    50534 AXP FINANCIAL CTR
                                    MINNEAPOLIS MN 55474-0505
Moderate Balanced                   WELLS FARGO BANK NA FBO                                61.9%
                                    REINVEST/REINVEST
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
Moderate Balanced  - Class A        WELLS FARGO INVESTMENTS LLC                           11.03%
                                    625 MARQUETTE AVE S 13TH FLOOR
                                    MINNEAPOLIS MN 55402-2308
                                    WELLS FARGO BANK NA FBO                                8.99%
                                    WELLS FARGO HEALTH SAVINGS ACCT
                                    PO BOX 1533
                                    MINNEAPOLIS, MN 55480-1533
                                    WELLS FARGO INVESTMENTS LLC                            7.63%
                                    608 SECOND AVENUE SOUTH 8TH FL
                                    MINNEAPOLIS MN 55402-1927
                                    CHARLES SCHWAB & CO INC                                6.77%
                                    SERIAL CUSTODY ACCOUNT
                                    EXCLUSIVELY FBO THE CUSTOMERS
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4151
                                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            6.21%
                                    PO BOX 9446
                                    MINNEAPOLIS, MN 55440-9446
Moderate Balanced  - Class B        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           12.86%
                                    PO BOX 9446
                                    MINNEAPOLIS, MN 55440-9446

FUND                                NAME AND ADDRESS                             PERCENTAGE
------------------------------      --------------------------------------      -----------
Moderate Balanced  - Class C        STATE STREET BANK & TRUST CO                 5.88%
                                    CUSTODY FOR THE IRA OF JOHN D PAGOTTO
                                    1183 MIDDLETOWN RD
                                    PEN ARGYL PA 18072-9611
Moderate Balanced  -                WELLS FARGO BANK NA FBO                     87.71%
Administrator Class                 REINVEST/REINVEST
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    WELLS FARGO BANK NA FBO                      9.92%
                                    LWCC DEF COMP PLANS
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533



(a) Ameriprise Trust Company is a Minnesota corporation and a subsidiary of Ameriprise Financial Services, Inc.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                                OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                              FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

          S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

          C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

          C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
------------------------------------------------------------

          S&P:
          ----

          A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          MOODY'S:
          --------

          Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

          Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

          Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

          Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

          FITCH
          -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2007

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                  WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND
                WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND
                   WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                     WELLS FARGO ADVANTAGE EQUITY VALUE FUND
                    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
                        WELLS FARGO ADVANTAGE INDEX FUND
                WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
                 WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                 WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND
              WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND

CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z, ADMINISTRATOR CLASS, INSTITUTIONAL
                            CLASS AND INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about thirteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class A, Class B, Class C shares and Administrator Class shares of the Small Company Value Fund are currently closed to new investors. Please see the Class A, Class B, Class C and Administrator Class prospectuses for further details.Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class of the C&B Large Cap Value Fund, the Growth Equity Fund and the Large Cap Appreciation Fund was named the Select Class.



                                CLASSES                             ADMINISTRATOR     INSTITUTIONAL     INVESTOR
FUND                            A, B, C     CLASS D     CLASS Z         CLASS             CLASS          CLASS
 C&B Large Cap Value              o            o                          o                 o
 Diversified Equity               o                                       o
 Diversified Small Cap                                                    o
 Emerging Growth                                                          o                                o
 Equity Income                    o                                       o
 Equity Value                     o                                       o                 o
 Growth Equity                    o                                       o                 o
 Index                                                                    o                                o
 Large Cap Appreciation           o                                       o                 o
 Large Company Growth             o                        o              o                 o
 Small Company Growth             o                                       o
 Small Company Value              o                                       o
 Strategic Small Cap Value        o*                                      o



*   Offers Class A and Class C shares only.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.


101876 02-07
EGFS/FASAI03 (02/07)

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              15
 Trustees and Officers                                                  15
 Investment Adviser                                                     18
 Portfolio Managers                                                     24
 Administrator                                                          33
 Distributor                                                            35
 Shareholder Servicing Agent                                            37
 Custodian                                                              37
 Fund Accountant                                                        38
 Transfer and Distribution Disbursing Agent                             38
 Code of Ethics                                                         39
DETERMINATION OF NET ASSET VALUE                                        39
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          40
PORTFOLIO TRANSACTIONS                                                  43
FUND EXPENSES                                                           45
FEDERAL INCOME TAXES                                                    45
PROXY VOTING POLICIES AND PROCEDURES                                    52
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       53
CAPITAL STOCK                                                           55
OTHER INFORMATION                                                       66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           67
FINANCIAL INFORMATION                                                   67

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     The Funds, except for the Equity Value, Large Cap Appreciation and Small Company Value Funds, were created as either a part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value Fund to "adopt"/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value Fund.


     The chart below indicates the predecessor Norwest and AIC Trust funds, as applicable, that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.


WELLS FARGO ADVANTAGE FUND                             PREDECESSOR FUND
------------------------------------------------------ --------------------------------------------
Wells Fargo Advantage C&B Large Cap Value Fund         C&B Large Cap Value Portfolio
Wells Fargo Advantage Diversified Equity Fund          Norwest Advantage Diversified Equity Fund
Wells Fargo Advantage Diversified Small Cap Fund       Norwest Advantage Diversified Small Cap Fund
Wells Fargo Advantage Emerging Growth Fund             N/A
Wells Fargo Advantage Equity Income Fund               Norwest Advantage Income Equity Fund
Wells Fargo Advantage Equity Value Fund                N/A
Wells Fargo Advantage Growth Equity Fund               Norwest Advantage Growth Equity Fund
Wells Fargo Advantage Index Fund                       Norwest Advantage Index Fund
Wells Fargo Advantage Large Cap Appreciation Fund      N/A
Wells Fargo Advantage Large Company Growth Fund        Norwest Advantage Large Company Growth Fund
Wells Fargo Advantage Small Company Growth Fund        Norwest Advantage Small Company Growth Fund
Wells Fargo Advantage Small Company Value Fund         N/A
Wells Fargo Advantage Strategic Small Cap Value Fund   N/A


     The C&B LARGE CAP VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio, which commenced operations on May 15, 1990.

     The DIVERSIFIED EQUITY FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The DIVERSIFIED SMALL CAP FUND commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The EMERGING GROWTH FUND commenced operations on January 31, 2007.

     The EQUITY INCOME FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.


     The EQUITY VALUE FUND commenced operations on August 29, 2003. The Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

     The GROWTH EQUITY FUND commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The INDEX FUND commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The LARGE CAP APPRECIATION FUND commenced operations on August 31, 2001.


     The LARGE COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.


     The SMALL COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

     The SMALL COMPANY VALUE FUND commenced operations on January 31, 2002. The Small Company Value Fund's Master Portfolio incepted on June 1, 1997.

     The STRATEGIC SMALL CAP VALUE FUND commenced operations on October 31, 2006. The Strategic Small Cap Value Fund's Master Portfolio incepted on January 31, 2006.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (viii) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.


     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligation" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.


Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Loan Participations
-------------------


     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.


Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey and Venezuela. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.


     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.


Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Preferred Stock
---------------

     Preferred stocks represent an equity or ownership interest in an issuer that pay dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bond take precedence over the claims of those who own preferred securities and common stock.

Small Company Securities
------------------------


     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


OTHER INVESTMENTS AND TECHNIQUES
--------------------------------


Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.


Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------


     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.


Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 144 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                             POSITION HELD                                                                   OTHER PUBLIC
                                 WITH                                                                         COMPANY OR
                              REGISTRANT/                                                                     INVESTMENT
NAME, AGE AND                  LENGTH OF                         PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                       SERVICE/1/                           DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------    ------------------    --------------------------------------------------------    --------------
                                                      INDEPENDENT TRUSTEES
Thomas S. Goho, 64        Trustee,              Trustee of the WELLS FARGO ADVANTAGE FUNDS since 1987.            N/A
                          since 1987            Wake Forest University, Calloway School of Business and
                                                Accountancy, the Thomas Goho Chair of Finance since
                                                January 2006. Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 64       Trustee, since        Chairman, CEO and Co-Founder of Crystal Geyser Water              N/A
                          1998; (Chairman,      Company and President of Crystal Geyser Roxane Water
                          since                 Company.
                          2001).
Richard M. Leach, 73      Trustee, since        Retired. President of Richard M. Leach Associates (a              N/A
                          1987                  financial consulting firm).

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                     SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Olivia Mitchell, 54     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 55    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 62     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987
                                                         OFFICERS
Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003.
A. Erdem Cimen, 33      Treasurer, since   Vice President of Wells Fargo Bank, N.A. and Vice                   N/A
                        2006               President of Financial Operations for Wells Fargo Funds
                                           Management, LLC. Vice President and Group Finance
                                           Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                           2004 to 2006. Vice President of Portfolio Risk Management
                                           for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
C. David Messman, 46    Secretary, since   Vice President and Managing Senior Counsel of Wells Fargo           N/A
                        2000               Bank, N.A. and Senior Vice President and Secretary of Wells
                                           Fargo Funds Management, LLC. Vice President and Senior
                                           Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 45      Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2004 and Compliance Officer of
                        Officer, since     Wells Fargo Funds Management, LLC from 1999 to 2002. In
                        2004               2002, Ms. Peters left Wells Fargo Funds Management, LLC
                                           to pursue personal goals.


----------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2007, each Trustee received an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also received a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $34,000 annual retainer for the additional work and time devoted by the Chairman and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2007, each Trustee receives an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2006


                                INTERESTED TRUSTEE                            INDEPENDENT TRUSTEES
                                     J. TUCKER       THOMAS S.   PETER G.   RICHARD M.    OLIVIA S.    TIMOTHY J.   DONALD C.
FUND                                   MORSE            GOHO      GORDON       LEACH     MITCHELL/1/      PENNY      WILLEKE
C&B Large Cap Value                  $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Diversified Equity                   $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Diversified Small Cap                $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Emerging Growth/2/                         NA              NA          NA          NA            NA           NA          NA
Equity Income                        $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Equity Value                         $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Growth Equity                        $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Index                                $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Large Cap Appreciation               $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Large Company Growth                 $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Small Company Growth                 $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Small Company Value                  $  1,106        $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Strategic Small Cap Value/3/               NA              NA          NA          NA            NA           NA          NA
TOTAL COMPENSATION FROM              $157,000        $166,000    $188,750    $155,500      $126,500     $157,000    $157,000
THE FUND COMPLEX/4/



----------

1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

2 The Fund commenced operations on January 31, 2007. It is estimated that the Fund will pay $4,534 in Trustee Compensation for the fiscal year ending September 30, 2007.
3 The Fund commenced operations on October 31, 2006. It is estimated that the Fund will pay $7,801 in Trustee Compensation for the fiscal year ending September 30, 2007.
4 Includes Trustee compensation received by other funds within the entire Fund Complex as of the Funds' fiscal year end (consisting of 142 funds).



     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:
$0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006


                                                                INDEPENDENT TRUSTEES
                             J. TUCKER       THOMAS S.       PETER G.      RICHARD M.    OLIVIA S.    TIMOTHY J.      DONALD C.
FUND                           MORSE           GOHO          GORDON          LEACH       MITCHELL      PENNY           WILLEKE
C&B Large Cap Value        $           0 $           0 $10,001-$ 50,000 $           0 $           0 $           0  $              0
Diversified Equity         $           0 $           0 $              0 $           0 $           0 $           0  $              0
Diversified Small Cap      $           0 $           0 $              0 $           0 $           0 $           0  $              0
Emerging Growth/1/                    NA            NA               NA            NA            NA            NA                NA
Equity Income              $           0 $           0 $              0 $           0 $           0 $1 - $ 10,000  $              0
Equity Value               $           0 $           0 $              0 $           0 $           0 $           0  $              0
Growth Equity              $           0 $           0 $              0 $           0 $           0 $           0  $              0
Index                      $           0 over $100,000 $              0 $           0 $           0 over $100,000  $10,001-$ 50,000
Large Cap Appreciation     $           0 $           0 $     1-$ 10,000 $           0 $           0 $           0  $              0
Large Company Growth       $           0 $           0 $              0 $           0 $           0 $           0  $              0
Small Company Growth       $           0 $           0 $              0 $           0 $           0 $           0  $              0
Small Company Value        $           0 $           0 $10,001-$ 50,000 $           0 $           0 $           0  $              0
Strategic Small Cap Value  $           0 $           0 $              0 $           0 $           0 $           0  $              0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/2/                 over $100,000 over $100,000    over $100,000 over $100,000 over $100,000 over $100,000     over $100,000


----------

/1/   The Fund commenced operations on January 31, 2007.
/2/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end(consisting of 142 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


     The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level; and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, each gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.


                                                                   ANNUAL RATE**
                           ACTIVE        DORMANT                  (AS A PERCENTAGE
GATEWAY                   ADVISORY        ASSET                    OF NET ASSETS)
FEEDER FUND                 FEES     ALLOCATIONFEES*  PRIOR TO 8/1/04      EFFECTIVE 8/1/04
C&B Large Cap Value          0.00%         0.25%              N/A***   First $500M       0.75%
                                                                        Next $500M       0.70%
                                                                          Next $2B       0.65%
                                                                          Next $2B       0.625%
                                                                          Next $5B       0.60%
Emerging Growth              0.00%         0.25%              N/A****  First $500M       0.90%
                                                                        Next $500M       0.85%
                                                                          Next $2B       0.80%
                                                                          Next $2B       0.775%
                                                                          Over $5B       0.75%
Equity Income                0.00%         0.25%             0.75%     First $500M       0.75%
                                                                        Next $500M       0.70%
                                                                          Next $2B       0.65%
                                                                          Next $2B       0.625%
                                                                          Over $5B       0.60%
Equity Value                 0.00%         0.25%             0.75%     First $500M       0.75%
                                                                        Next $500M       0.70%
                                                                          Next $2B       0.65%
                                                                          Next $2B       0.625%
                                                                          Over $5B       0.60%
Index                        0.00%         0.25%             0.15%       First $1B       0.10%
                                                                          Next $4B       0.075%
                                                                          Over $5B       0.05%
Large Cap Appreciation       0.00%         0.25%             0.70%       First $1B       0.70%
                                                                          Next $2B       0.65%
                                                                          Next $2B       0.625%
                                                                          Over $5B       0.60%
Large Company Growth         0.00%         0.25%             0.75%     First $500M       0.75%
                                                                        Next $500M       0.70%
                                                                          Next $2B       0.65%
                                                                          Next $2B       0.625%
                                                                          Over $5B       0.60%
Small Company Growth         0.00%         0.25%             0.90%     First $500M       0.90%
                                                                        Next $500M       0.85%
                                                                          Next $2B       0.80%
                                                                          Next $2B       0.775%
                                                                          Over $5B       0.75%

                                                                ANNUAL RATE**
                        ACTIVE        DORMANT                  (AS A PERCENTAGE
GATEWAY                ADVISORY        ASSET                    OF NET ASSETS)
FEEDER FUND              FEES     ALLOCATIONFEES*  PRIOR TO 8/1/04      EFFECTIVE 8/1/04
Small Company Value   0.00%      0.25%              0.90%           First $500M       0.90%
                                                                     Next $500M       0.85%
                                                                       Next $2B       0.80%
                                                                       Next $2B       0.775%
                                                                       Over $5B       0.75%
Strategic Small Cap   0.00%      0.25%              N/A*****        First $500M       0.90%
                                                                     Next $500M       0.85%
                                                                       Next $2B       0.80%
                                                                       Next $2B       0.775%
                                                                       Over $5B       0.75%


----------
* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

** Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.
***   The C&B Large Cap Value Portfolio commenced operations on December 6,
      2004.
**** The Emerging Growth Portfolio commenced operations on January 31, 2007. ***** The Strategic Small Cap Value Portfolio commenced operations on January
      31, 2006.


     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.


                                                      MASTER LEVEL
                                ADVISORY FEES           DORMANT
GATEWAY                        (MAXIMUM ASSET           ADVISORY
BLENDED FUNDS                 ALLOCATION FEES)           FEES*
Diversified Equity                   0.25%                0.59%
Diversified Small Cap                0.25%                0.74%
Growth Equity                        0.25%                0.67%


------

* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect the maximum blended fee rate based on each Fund's percentage investment in the master portfolios as of January 31, 2007.

     Advisory Fees Paid. For the fiscal year ends shown in the tables below, the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees. The Emerging Growth Fund and Strategic Small Cap Value Fund are not shown in the table below because they did not commence operations until January 31, 2007, and October 31, 2006, respectively.

                                YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                  9/30/06                    9/30/05                    9/30/04
                                          FEES                        FEES                       FEES
FUND                      FEES PAID      WAIVED      FEES PAID       WAIVED      FEES PAID      WAIVED
Diversified Equity        $308,507    $3,066,358    $1,412,957    $2,087,065    $2,826,634    $714,807
Diversified Small Cap     $903,727    $  667,901    $  908,161    $  355,949    $  933,072    $ 49,441
Equity Income             $      0    $2,125,246    $        0    $        0    $        0    $280,861
Equity Value              $      0    $  241,514    $        0    $        0    $        0    $173,498
Growth Equity             $684,205    $  746,218    $  886,352    $  489,126    $1,168,745    $177,376
Index                     $      0    $2,466,161    $        0    $        0    $        0    $576,797
Large Cap Appreciation    $      0    $  122,531    $        0    $        0    $        0    $ 25,119
Large Company             $      0    $1,573,099    $        0    $        0    $        0    $674,325
Growth
Small Company             $      0    $  736,564    $        0    $        0    $        0    $249,124
Growth
Small Company Value       $      0    $  224,226    $        0    $        0    $        0    $130,231


     Former AIC Trust Fund. As discussed in the "Historical Fund Information" section, the C&B Large Cap Value Fund was created as part of the reorganization of the C&B Large Cap Value Portfolio of AIC Trust into the C&B Large Cap Value Fund of Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. ("C&B") served as the investment adviser to the predecessor portfolio of the Fund, and was entitled to receive an annual fee equal to 0.63% of the average daily net assets of the predecessor portfolio. Until December 6, 2004, the Fund, like its predecessor portfolio, was a stand-alone fund. The Fund was converted into a gateway feeder fund on December 6, 2004. The table below shows the advisory fees paid by the Fund and the predecessor portfolio of the Fund. For the periods indicated below, the Fund or the predecessor portfolio of the Fund paid the following advisory fees to the respective adviser and the respective adviser waived the indicated amounts.


                  YEAR ENDED 9/30/06      11/1/04 - 9/30/05      7/26/04 - 10/31/04    11/1/03 - 7/25/04
FUND                  FUNDS MGMT              FUNDS MGMT             FUNDS MGMT               C&B
                                FEES                   FEES                   FEES                  FEES
                 FEES PAID     WAIVED    FEES PAID    WAIVED    FEES PAID    WAIVED    FEES PAID   WAIVED
C&B Large Cap        $0      $726,553        $0      $94,886     $48,579    $67,908    $109,202      $0
Value


                                   YEAR ENDED 10/31/03
FUND                                       C&B
                                                    FEES
                                 FEES PAID         WAIVED
C&B Large Cap Value Fund         $101,093         $7,102

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Advisers
-----------------------


     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, L.P. ("Cooke & Bieler"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), SSgA Funds Management, ("SSgA") Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Master Trust's Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund, except the C&B Large Cap Value Fund and Large Cap Appreciation Fund, has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.


MASTER
PORTFOLIO                     SUB-ADVISER        FEES PRIOR TO 1/1/06              CURRENT FEES
 C&B Large Cap Value       Cooke & Bieler       First $250M         0.45%  First $250M       0.45   %
                                                 Next $250M         0.40%   Next $250M       0.40   %
                                                 Next $250M         0.35%   Next $250M       0.35   %
                                                 Over $750M         0.30%    Over$750M       0.30   %
 Disciplined Growth             Smith           First $200M         0.30%  First $200M       0.30   %
                                                 Next $300M         0.20%   Next $300M       0.20   %
                                                 Over $500M         0.15%   Over $500M       0.15   %
 Emerging Growth/1/         Wells Capital           N/A              N/A   First $100M       0.55   %
                             Management                                     Next $100M       0.50   %
                                                                            Over $200M       0.40   %
 Equity Income              Wells Capital       First $200M         0.25%  First $100M       0.35   %
                             Management          Next $200M         0.20%   Next $100M       0.30   %
                                                 Over $400M         0.15%   Next $300M       0.20   %
                                                                            Over $500M       0.15   %
 Equity Value                Systematic         First $150M         0.30%  First $150M       0.30   %
                                                 Next $200M         0.20%   Next $200M       0.20   %
                                                  Next$400M         0.15%   Next $400M       0.15   %
                                                 Next $250M         0.13%   Next $250M       0.13   %
                                                   Over $1B         0.10%     Over $1B       0.10   %
 Index                      Wells Capital       First $200M         0.02%  First $100M       0.05   %
                             Management          Over $200M         0.01%   Next $100M       0.03   %
                                                                            Over $200M       0.02   %
 International Core/2/        New Star           First $50M         0.35%   First $50M       0.35   %
                                                 Next $500M         0.29%   Next $500M       0.29   %
                                                 Over $550M         0.20%   Over $550M       0.20   %
 International Growth     Artisan Partners   All asset levels       0.70%  First $250M       0.70   %
                                                                            Over $250M       0.50   %
 International Index/3/         SSgA            First $100M         0.08%  First $100M       0.08   %
                                                 Over $100M         0.06%   Over $100M       0.06   %
 International Value             LSV            First $150M         0.35%  First $150M       0.35   %
                                                 Next $350M         0.40%   Next $350M       0.40   %
                                                 Next $250M         0.35%   Next $250M       0.35   %
                                                 Next $250M        0.325%   Next $250M       0.325  %
                                                   Over $1B         0.30%     Over $1B       0.30   %
 Large Cap Appreciation        Cadence          First $250M         0.30%  First $250M       0.30   %
                                                 Next $250M         0.20%   Next $250M       0.20   %
                                                 Next $500M         0.15%   Next $500M       0.15   %
                                                   Over $1B         0.10%     Over $1B       0.10   %
 Large Company Growth         Peregrine          First $25M         0.75%   First $25M       0.56%/5/
                                                  Next $25M         0.60%     Next $25       0.45   %
                                                 Next $225M         0.50%   Next $225M       0.375  %
                                                 Over $275M         0.30%   Over $275M       0.225  %

                                                                                              First $100M         0.05%
                                      Wells Capital        First $200M        0.02%           Next $100M          0.03%
Small Cap Index                         Management          Over $200M        0.01%           Over $200M          0.02%
 Small Company Growth                   Peregrine           First $50M        0.90%            First $50M         0.90%
                                                            Next $130M        0.75%            Next $130M         0.75%
                                                            Next $160M        0.65%            Next $160M         0.65%
                                                            Next $345M        0.50%             Next $345         0.50%
                                                             Next $50M        0.52%             Next $50M         0.52%
                                                            Over $735M        0.55%            Over $735M         0.55%
 Small Company Value                    Peregrine          First $175M        0.50%           First $175M         0.50%
                                                            Over $175M        0.75%            Over $175M         0.75%
 Strategic Small Cap Value/4/         Wells Capital            N/A             N/A                $0-200M         0.45%
                                        Management                                                 >$200M         0.40%


----------

/1/   This Portfolio commenced operations on January 31, 2007.
/2/ Effective October 6, 2004, New Star Institutional Managers Limited began providing sub-advisory services to the International Core Portfolio subject to the sub-advisory rate referenced above. Prior to October 6, 2004, Wells Capital Management Incorporated served as the Portfolio's sub-adviser and received a sub-advisory fee at a rate as a percentage of net assets of 0.35% for assets from $0 to $200 million and 0.25% for assets greater than $200 million.
/3/ Effective May 27, 2005, SSgA Funds Management began providing sub-advisory services to the International Index Portfolio subject to the sub-advisory rate referenced above. Prior to May 27, 2005, Barclays Global Fund Advisors served as the Portfolio's sub-adviser and received a sub-advisory fee at a rate as a percentage of net assets of 0.30% for all asset levels.
/4/   This Portfolio commenced operations on January 31, 2006.
/5/   Effective September 1, 2006.


     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     -------------------------
sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the Funds' past three fiscal years ended September 30.


2006         FUND/MASTER PORTFOLIO         SUB-ADVISER     FEES PAID    FEES WAIVED/REIMBURSED
       C&B Large Cap Value Portfolio    Cooke & Bieler   $2,884,914    $0
           Equity Value Portfolio         Systematic     $1,091,307    $0
        International Core Portfolio       New Star      $   18,069    $0
       International Growth Portfolio       Artisan      $1,994,269    $0
        International Index Portfolio        SSgA        $  126,638    $0
        International Value Portfolio         LSV        $  630,771    $0
           Large Cap Appreciation           Cadence      $  454,578    $0



2005            FUND/MASTER PORTFOLIO           SUB-ADVISER      FEES PAID      FEES WAIVED/REIMBURSED
              Equity Value Portfolio             Systematic    $        0      $0
         International Growth Portfolio/1/        Artisan      $1,003,874      $0
          International Index Portfolio/2/        Barclays     $  238,800      $0
          International Index Portfolio/3/          SSgA       $   39,911      $0
           International Value Portfolio            LSV        $  483,065      $0
               Large Cap Appreciation             Cadence      $  311,196      $0


----------

/1/   For the period October 6, 2004 to September 30, 2005.
/2/   For the period October 6, 2004 to May 26, 2005.
/3/   For the period May 27, 2005 to September 30, 2005.


2004          FUND/MASTER PORTFOLIO        SUB-ADVISER   FEES PAID   FEES WAIVED/REIMBURSED
           C&B Large Cap Value Fund*           C&B      $181,566    $0
            Equity Value Portfolio          Systematic  $571,190    $0
        International Value Portfolio**        LSV      $581,958    $0
       Large Cap Appreciation Portfolio      Cadence    $296,774    $0

* For the period July 26, 2004 through the Fund's fiscal year ended October 31, 2004.
** For the period October 31, 2003 (the commencement of the Portfolio) through September 30, 2004.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows. Reference to management of a Fund, except the Diversified Equity, Diversified Small Cap and Growth Equity Funds, is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself. The Diversified Equity, Diversified Small Cap and Growth Equity Funds invest in more than one master portfolio and the Portfolio Managers listed for those Funds are responsible for allocating the assets among the master portfolios.


FUND                     MASTER PORTFOLIO                    SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------ ----------------------------------  --------------------------  ---------------------------
C&B Large Cap Value      C&B Large Cap Value Portfolio       C&B                         Kermit S. Eck, CFA
                                                                                         Daren C. Heitman, CFA
                                                                                         Michael M. Meyer, CFA
                                                                                         James R. Norris
                                                                                         Edward W. O'Connor, CFA
                                                                                         R. James O'Neil, CFA
                                                                                         Mehul Trivedi, CFA
Diversified Equity       INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Diversified Small Cap    INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Emerging Growth          Emerging Growth Portfolio           Wells Capital Management    Brandon M. Nelson, CFA
                                                                                         Thomas C. Ognar, CFA
                                                                                         Bruce C. Olson, CFA
Equity Income            Equity Income Portfolio             Wells Capital Management    Gary J. Dunn, CFA
                                                                                         Robert M. Thornburg
Equity Value             Equity Value Portfolio              Systematic                  D. Kevin McCreesh, CFA
                                                                                         Ronald M. Mushock, CFA
Growth Equity            INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Index                    Index Portfolio                     Wells Capital Management    Gregory T. Genung, CFA
Large Cap Appreciation   Large Cap Appreciation Portfolio    Cadence                     William B. Bannick, CFA
                                                                                         Robert L. Fitzpatrick, CFA
                                                                                         Michael J. Skillman
Large Company Growth     Large Company Growth Portfolio      Peregrine                   John S. Dale, CFA
                                                                                         Gary E. Nussbaum, CFA
Small Company Growth     Small Company Growth Portfolio      Peregrine                   William A. Grierson
                                                                                         Daniel J. Hagen, CFA
                                                                                         Robert B. Mersky, CFA
                                                                                         James P. Ross, CFA
                                                                                         Paul E. von Kuster, CFA
Small Company Value      Small Company Value Portfolio       Peregrine                   Jason R. Ballsrud, CFA
                                                                                         Tasso H. Coin, Jr., CFA
                                                                                         Douglas G. Pugh, CFA

FUND                        MASTER PORTFOLIO             SUB-ADVISER                 PORTFOLIO MANAGERS
--------------------------- ---------------------------  --------------------------  ---------------------------
Strategic Small Cap Value   Strategic Small Cap Value    Wells Capital Management    Dale E. Benson, Ph.D.,
                            Portfolio                                                CFA
                                                                                     Mark D. Cooper, CFA
                                                                                     Robert J. Costomiris, CFA,
                                                                                     Craig R. Pieringer, CFA,
                                                                                     I. Charles Rinaldi
                                                         Funds Management            Thomas C. Biwer, CFA
                                                                                     Christian L. Chan, CFA
                                                                                     Andrew Owen, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                              REGISTERED INVESTMENT       OTHER POOLED
                                    COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER      TOTAL      NUMBER      TOTAL      NUMBER      TOTAL
                                  OF        ASSETS       OF        ASSETS       OF       ASSETS
PORTFOLIO MANAGER              ACCOUNTS    MANAGED    ACCOUNTS    MANAGED    ACCOUNTS    MANAGED
C&B
 Kermit S. Eck, CFA               6       $   1.2B       1       $  45.6M       244    $   5.8B
 Daren C. Heitman, CFA            6       $   1.2B       1       $  45.6M       244    $   5.8B
 Michael M. Meyer, CFA            6       $   1.2B       1       $  45.6M       244    $   5.8B
 James R. Norris                  6       $   1.2B       1       $  45.6M       244    $   5.8B
 Edward W. O'Connor, CFA          6       $   1.2B       1       $  45.6M       244    $   5.8B
 R. James O'Neil, CFA             6       $   1.2B       1       $  45.6M       244    $   5.8B
 Mehul Trivedi, CFA               6       $   1.2B       1       $  45.6M       244    $   5.8B
CADENCE
 William B. Bannick, CFA          5       $   3.6B       1       $  20.9B       111    $   4.7B
 Robert L. Fitzpatrick, CFA       5       $   3.6B       1       $  20.9B       116    $   4.7B
 Michael J. Skillman              5       $   3.6B       1       $  20.9B       109    $   4.7B
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             4       $   185M       0       $      0         4    $   2.2M
 Christian L. Chan, CFA           0       $      0       0       $      0         2    $   120K
 Andrew Owen, CFA                 4       $   185M       0       $      0         1    $    70K
PEREGRINE
 Jason R. Ballsrud, CFA           0       $      0       0       $      0        29    $   927M
 Tasso H. Coin, Jr., CFA          0       $      0       0       $      0        33    $   929M
 John S. Dale, CFA                2       $   800M       1       $   266M        36    $   1.8B
 William A. Grierson              0       $      0       0       $      0        24    $   787M
 Daniel J. Hagen, CFA             0       $      0       0       $      0        23    $   787M
 Robert B. Mersky, CFA            0       $      0       0       $      0        24    $   804M
 Gary E. Nussbaum, CFA            2       $   800M       1       $   266M        32    $   1.8B
 Douglas G. Pugh, CFA             0       $      0       0       $      0        28    $   927M
 James P. Ross, CFA               0       $      0       0       $      0        20    $   787M
 Paul E. von Kuster, CFA          0       $      0       0       $      0        30    $   809M
SYSTEMATIC
 D. Kevin McCreesh, CFA           4       $ 477.1M       6       $ 733.2M       238    $   3.8B
 Ronald M. Mushock, CFA           3       $ 381.6M       2       $  18.0M       917    $ 922.8M
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA       1       $    20M       5       $   103M       123    $   2.2B

                                  REGISTERED           OTHER POOLED
                             INVESTMENT COMPANIES  INVESTMENT VEHICLES      OTHER ACCOUNTS
                               NUMBER     TOTAL     NUMBER      TOTAL      NUMBER      TOTAL
                                 OF       ASSETS      OF        ASSETS       OF       ASSETS
PORTFOLIO MANAGER             ACCOUNTS   MANAGED   ACCOUNTS    MANAGED    ACCOUNTS    MANAGED
 Mark D. Cooper, CFA             1       $  20M       5        $  103M       123    $   2.2B
 Robert J. Costomiris, CFA       5       $ 2.0B       1       $  44.3M        11    $   1.0M
 Gary J. Dunn, CFA               0       $    0       2       $ 145.9M        11    $ 369.4M
 Gregory T. Genung, CFA          0       $    0       3       $ 802.6M         4    $ 377.2M
 Brandon M. Nelson, CFA          0       $    0       3       $    20M        18    $   900M
 Thomas C. Ognar, CFA            0       $    0       3       $    20M        21    $   900M
 Bruce C. Olson, CFA             0       $    0       3       $    20M        15    $   900M
 Craig R. Pieringer, CFA         1       $  20M       5       $   118M       123    $   2.2B
 I. Charles Rinaldi              7       $ 3.9B       1       $   5.5M        30    $   644M
 Robert M. Thornburg             0       $    0       2       $   145M        18    $   227M


----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.


                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
C&B
 Kermit S. Eck, CFA               0          $0        0          $0        3        $ 514.5M
 Daren C. Heitman, CFA            0          $0        0          $0        3        $ 514.5M
 Michael M. Meyer, CFA            0          $0        0          $0        3        $ 514.5M
 James R. Norris                  0          $0        0          $0        3        $ 514.5M
 Edward W. O'Connor, CFA          0          $0        0          $0        3        $ 514.5M
 R. James O'Neil, CFA             0          $0        0          $0        3        $ 514.5M
 Mehul Trivedi, CFA               0          $0        0          $0        3        $ 514.5M
CADENCE
 William B. Bannick, CFA          0          $0        0          $0        2        $  39.5M
 Robert L. Fitzpatrick, CFA       0          $0        0          $0        2        $  39.5M
 Michael J. Skillman              0          $0        0          $0        2        $  39.5M
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             0          $0        0          $0        0        $      0
 Christian L. Chan, CFA           0          $0        0          $0        0        $      0
 Andrew Owen, CFA                 0          $0        0          $0        0        $      0
PEREGRINE
 Jason R. Ballsrud, CFA           0          $0        0          $0        1        $   206M
 Tasso H. Coin, Jr., CFA          0          $0        0          $0        1        $   206M
 John S. Dale, CFA                0          $0        0          $0        0        $      0
 William A. Grierson              0          $0        0          $0        1        $    54M
 Daniel J. Hagen, CFA             0          $0        0          $0        1        $    54M
 Robert B. Mersky, CFA            0          $0        0          $0        1        $    54M
 Gary E. Nussbaum, CFA            0          $0        0          $0        0        $      0
 Douglas G. Pugh, CFA             0          $0        0          $0        1        $   206M
 James P. Ross, CFA               0          $0        0          $0        1        $    54M
 Paul E. von Kuster, CFA          0          $0        0          $0        1        $    54M
SYSTEMATIC

                                   REGISTERED      OTHER POOLED INVESTMENT
                              INVESTMENT COMPANIES        VEHICLES             OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER       TOTAL      NUMBER       TOTAL
                                  OF       ASSETS      OF        ASSETS        OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS     MANAGED    ACCOUNTS     MANAGED
 D. Kevin McCreesh, CFA           0       $    0       0        $      0       1        $ 304.3M
 Ronald M. Mushock, CFA           0       $    0       0        $      0       0        $      0
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA       0       $    0       0        $      0       0        $      0
 Mark D. Cooper, CFA              0       $    0       0        $      0       0        $      0
 Robert J. Costomiris, CFA        5       $ 2.0B       1        $ 44.28M       0        $      0
 Gary J. Dunn, CFA                0       $    0       0        $      0       0        $      0
 Gregory T. Genung, CFA           0       $    0       0        $      0       2        $ 104.0M
 Brandon M. Nelson, CFA           0       $    0       0        $      0       0        $      0
 Thomas C. Ognar, CFA             0       $    0       0        $      0       0        $      0
 Bruce C. Olson, CFA              0       $    0       0        $      0       0        $      0
 Craig R. Pieringer, CFA          0       $    0       0        $      0       0        $      0
 I. Charles Rinaldi               1       $  46M       0        $      0       1        $    70M
 Robert M. Thornburg              0       $    0       0        $      0       0        $      0


----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     CADENCE. Cadence's Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Fund. Some of these clients' portfolios are managed using the same investment strategy and objective which the Portfolio Managers use to manage the Fund, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a "Group") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Group may be selling a security, while another Group may be purchasing or holding the same security. As a result, transactions executed for the Group that is selling the security may adversely affect the value of any Group which is purchasing or holding the same security.

     Other conflicts of interest may arise from the management of multiple accounts and the Fund. For example, Cadence may receive more compensation with respect to a certain Group than that received with respect to another Group or the Fund or may receive compensation based in part on the performance of accounts in a certain Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Group, to the possible detriment of other Group for which

Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Fund.

     Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.


     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.


     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     SYSTEMATIC. The Systematic is an affiliated firm of AMG. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic's clients and do not, in our view, present any potential conflict of interest with Systematic's clients.

          At Systematic, portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual client needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.

          During the normal course of managing assets for multiple clients of varying types and asset levels, Systematic will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur.

          Moreover, in order to reduce the possibility of an actual or apparent conflict of interest, Systematic's employees should not accept inappropriate gifts, gratuities, entertainment, special accommodations, or other things of material value that could influence their decision-making or suggest that they are beholden to any particular person or firm. Similarly, our employees should not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making. Gift and entertainment policies and procedures must be followed to help avoid any issues. Also, business and compliance associates monitor such activity.

          In addition, employees may not serve on the board of directors or as an officer of any private or publicly traded company unless approved by the Chief Compliance Officer and by Systematic's Management Committee. In each case, a determination will be made based on consideration of whether the service poses a conflict with the interests of Systematic's clients or business relationships.

          Furthermore, employees may not render investment advisory services to any person or entity not a client of Systematic, or a member of (or trust or other arrangement for the benefit of) the family of, or a close personal friend of, the employee without first obtaining the permission of a Designated Officer.

          Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.


     CADENCE COMPENSATION: Cadence's Portfolio Managers are compensated with fixed cash salaries, bonuses, deferred compensation, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.


     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.


     PEREGRINE COMPENSATION: Peregrine's Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. Each equity style is limited to 25 relationships, and Peregrine's small cap strategies also have asset constraints, enabling the Portfolio Managers to be intimately involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. The strategy employed in the Small Company Value Fund is compared to the Russell 2000 Value Index and the Lipper Small Cap Value Average over one, three, and five years.


     SYSTEMATIC COMPENSATION. Systematic's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. Compensation is based in part on performance measured against the Russell 1000 Index and the Russell 1000 Value Index.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:


PORTFOLIO MANAGER            BENCHMARK                             LENGTH OF TIME
---------------------------- ------------------------------------  ------------------------------------
Dale E. Benson, Ph.D., CFA   Wilshire Dow Jones Micro Cap Index    One calendar year period
                             Russell 2000 Value Index
                             Russell 2500 Value Index
Mark D. Cooper, CFA          Wilshire Dow Jones Micro Cap Index    One calendar year period
                             Russell 2000 Value Index
                             Russell 2500 Value Index
Robert J. Costomiris, CFA    Lipper Large Cap Peer Group           One and three year calendar periods
                             Lipper Mid Cap Peer Group
                             Lipper Small Cap Peer Group
Gary J. Dunn, CFA            Russell 1000 Value Index              One calendar year period
                             Lipper Equity Income Funds Average
                             S&P 500 Index
Gregory T. Genung, CFA       S&P 500 Index                         One calendar year period
                             S&P 500/Citigroup Pure Value Index
                             S&P 600 Index

Brandon M. Nelson, CFA    Russell 1000 Growth Index             One and three year calendar periods
                          Russell 2000 Growth Index
                          Russell 2500 Growth Index
                          Russell 3000 Growth Index
                          Russell Mid-Cap Growth Index
                          Lipper Large-Cap Growth
                          Lipper Multi-Cap Growth
                          Lipper Small-Cap Growth
Thomas C. Ognar, CFA      Russell 1000 Growth Index             One and three year calendar periods
                          Russell 2000 Growth Index
                          Russell 2500 Growth Index
                          Russell 3000 Growth Index
                          Russell Mid-Cap Growth Index
                          Lipper Large-Cap Growth
                          Lipper Multi-Cap Growth
                          Lipper Small-Cap Growth
Bruce C. Olson, CFA       Russell 1000 Growth Index             One and three year calendar periods
                          Russell 2000 Growth Index
                          Russell 2500 Growth Index
                          Russell 3000 Growth Index
                          Russell Mid-Cap Growth Index
                          Lipper Large-Cap Growth
                          Lipper Multi-Cap Growth
                          Lipper Small-Cap Growth
Craig R. Pieringer, CFA   Wilshire Dow Jones Micro Cap Index    One calendar year period
                          Russell 2000 Value Index
                          Russell 2500 Value Index
I. Charles Rinaldi        Russell 2000 Value Index              One calendar year period
                          Russell 2500 Value Index
Robert M. Thornburg       S&P 500 Index                         One calendar year period
                          Lipper Equity Income Average
                          Russell 1000 Value Index



     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER                  FUND                              BENEFICIAL OWNERSHIP
 C&B
 Kermit S. Eck, CFA                C&B Large Cap Value               $0
 Daren C. Heitman, CFA             C&B Large Cap Value               $10,001 - $50,000
 Michael M. Meyer, CFA             C&B Large Cap Value               $50,001 - $100,000
 James R. Norris                   C&B Large Cap Value               $10,001 - $50,000
 Edward W. O'Connor, CFA           C&B Large Cap Value               $100,001 - $500,000
 R. James O'Neil, CFA              C&B Large Cap Value               $0
 Mehul Trivedi, CFA                C&B Large Cap Value               $100,001 - $500,000
 CADENCE
 William B. Bannick, CFA           Large Cap Appreciation            $0
 Robert L. Fitzpatrick, CFA        Large Cap Appreciation            $0
 Michael J. Skillman               Large Cap Appreciation            $0
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              Diversified Equity                $0
                                   Diversified Small Cap             $0
                                   Growth Equity                     $0
                                   Strategic Small Cap Value*        $0
 Christian L. Chan, CFA            Diversified Equity                $0
                                   Diversified Small Cap             $0
                                   Growth Equity                     $0
                                   Strategic Small Cap Value*        $0
 Andrew Owen, CFA                  Diversified Equity                $10,001 - $50,000
                                   Diversified Small Cap             $10,001 - $50,000
                                   Growth Equity                     $0
                                   Strategic Small Cap Value*        $0
 PEREGRINE
 Jason R. Ballsrud, CFA            Small Company Value               $100,001 - $500,000
 Tasso H. Coin, Jr., CFA           Small Company Value               $100,001 - $500,000
 John S. Dale, CFA                 Large Company Growth              Over $1,000,000
 William A. Grierson               Small Company Growth              $100,001 - $500,000
 Daniel J. Hagen, CFA              Small Company Growth              $0
 Robert B. Mersky, CFA             Small Company Growth              Over $1,000,000
 Gary E. Nussbaum, CFA             Large Company Growth              $500,001 - $1,000,000
 Douglas G. Pugh, CFA              Small Company Value               $100,001 - $500,000
 James P. Ross, CFA                Small Company Growth              $100,001 - $500,000
 Paul E. von Kuster, CFA           Small Company Growth              Over $1,000,000

PORTFOLIO MANAGER                  FUND                              BENEFICIAL OWNERSHIP
 SYSTEMATIC
 D. Kevin McCreesh, CFA            Equity Value                      $0
 Ronald M. Mushock, CFA            Equity Value                      $0
 WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA        Strategic Small Cap Value*        $0
 Mark D. Cooper, CFA               Strategic Small Cap Value*        $0
 Robert J. Costomiris, CFA         Strategic Small Cap Value*        $0
 Gary J. Dunn, CFA                 Equity Income                     $10,001 - $50,000
 Gregory T. Genung, CFA            Index                             $10,001 - $50,000
 Brandon M. Nelson, CFA            Emerging Growth**                 $0
 Thomas C. Ognar, CFA              Emerging Growth**                 $0
 Bruce C. Olson, CFA               Emerging Growth**                 $0
 Craig R. Pieringer, CFA           Strategic Small Cap Value*        $0
 I. Charles Rinaldi                Strategic Small Cap Value*        $0
 Robert M. Thornburg               Equity Income                     $1 - $10,000



*   Commenced operations on October 31, 2006.
**  Commenced operations on January 31, 2007.

Administrator
-------------


     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                                                  CLASS-LEVEL
                                FUND-LEVEL ADMIN. FEE              ADMIN. FEE               TOTAL ADMIN FEE
                                                   (% OF             (% OF                                  (% OF
                         AVERAGE DAILY NET     AVERAGE DAILY     AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                    ASSETS           NET ASSETS)       NET ASSETS)         NET ASSETS         NET ASSETS)
 Class A, Class B,       First $5 billion           0.05%            0.28  %      First $5 billion           0.33%
 Class C, Class D         Next $5 billion           0.04%                          Next $5 billion           0.32%
                         Over $10 billion           0.03%                         Over $10 billion           0.31%
 Administrator           First $5 billion           0.05%             0.10%*      First $5 billion           0.15%
 Class                    Next $5 billion           0.04%                          Next $5 billion           0.14%
                         Over $10 billion           0.03%                         Over $10 billion           0.13%
 Institutional           First $5 billion           0.05%             0.08%**     First $5 billion           0.13%
 Class                    Next $5 billion           0.04%                          Next $5 billion           0.12%
                         Over $10 billion           0.03%                         Over $10 billion           0.11%
 Investor Class and      First $5 billion           0.05%            0.45  %      First $5 billion           0.50%
 Class Z                  Next $5 billion           0.04%                          Next $5 billion           0.49%
                         Over $10 billion           0.03%                         Over $10 billion           0.48%


------

1 Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
*   Prior to April 11, 2005, the class level fee was 0.20%
**  Prior to April 11, 2005 the class level fee was 0.10%

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds paid the following administrative fees. The Strategic Small Cap Value Fund and the Emerging Growth Fund are not included in the table below because they did not commence operations until October 31, 2006, and January 31, 2007, respectively.



                                  YEAR ENDED        YEAR ENDED         YEAR ENDED
                                    9/30/06           9/30/05           9/30/04
FUND                              FUNDS MGMT        FUNDS MGMT         FUNDS MGMT
 Diversified Equity (Fund        $  674,973         $  700,004        $  708,288
 Level)
  Class A                        $  330,943         $  317,012        $  263,370
  Class B                        $  161,112         $  207,796        $  258,907
  Class C                        $   19,027         $   21,290        $   30,024
 Administrator Class             $1,167,417         $1,843,117        $2,438,652

                                     YEAR ENDED            YEAR ENDED             YEAR ENDED
                                       9/30/06              9/30/05                9/30/04
FUND                                 FUNDS MGMT            FUNDS MGMT             FUNDS MGMT
 Diversified Small Cap (Fund        $  314,325             $  252,822             $  196,503
 Level)
 Administrator Class                $  628,651             $  791,017             $  786,010
 Equity Income (Fund Level)         $        0             $  545,123             $  603,079
  Class A                           $        0             $  533,416             $  521,126
  Class B                           $        0             $  201,305             $  259,816
  Class C                           $        0             $   22,926             $   34,195
 Administrator Class                $        0             $1,264,679             $1,830,076
 Equity Value (Fund Level)          $        0             $    4,314             $      928
  Class A                           $        0             $    8,405             $    2,776
  Class B                           $        0             $    5,098             $    1,573
  Class C                           $        0             $    1,149             $      410
 Administrator Class                $        0             $    4,193             $      311
 Institutional Class*               $        0                     NA                     NA
 Growth Equity (Fund Level)         $  286,085             $  275,096             $  269,224
  Class A                           $   68,048             $   60,455             $   55,255
  Class B                           $   22,744             $   28,829             $   38,294
  Class C                           $    2,824             $    2,567             $    9,242
 Administrator Class                $  400,877             $  754,393             $1,003,475
 Institutional Class                $  110,286             $   26,438
 Index (Fund Level)                 $        0             $  615,135             $  511,646
 Administrator Class                $        0             $1,762,926             $2,046,586
 Investor Class                     $  487,764             $  330,199
 Large Cap Appreciation             $        0             $   22,513             $   11,909
 (Fund Level)
  Class A                           $   46,497             $   71,525             $   11,346
  Class B                           $    4,663             $    6,141             $    4,353
  Class C                           $    1,144             $    1,979             $    1,741
 Administrator Class                $        0             $   24,980             $   35,179
 Institutional Class*               $        0                 NA                     NA
 Large Company Growth               $        0             $1,392,667             $1,361,988
 (Fund Level)
  Class A                           $1,381,819             $1,370,845             $1,125,834
  Class B                           $  391,935             $  579,573             $  697,380
  Class C                           $   46,647             $   73,280             $  117,023
  Class Z                           $  506,879
 Administrator Class                $1,447,757             $  275,238             $4,041,063
 Institutional Class                $   75,180             $2,989,640             $   10,504
 Small Company Growth               $        0             $  256,484             $  249,960
 (Fund Level)
  Class A                           $    7,431             $    4,374             $      814
  Class B                           $    1,498             $    1,102             $      140
  Class C                           $      322             $      178             $       53
 Administrator Class                $   91,065             $  784,212             $  999,122
 Small Company Value (Fund          $        0             $   81,675             $   40,018
 Level)
  Class A                           $  222,113             $  137,503             $   54,966
  Class B                           $   40,492             $   38,982             $   28,152

                             YEAR ENDED        YEAR ENDED        YEAR ENDED
                               9/30/06           9/30/05           9/30/04
FUND                         FUNDS MGMT        FUNDS MGMT        FUNDS MGMT
  Class C                   $ 13,451            $ 10,033           $ 6,537
 Administrator Class        $198,992            $139,206           $96,032



------
*   Commenced operations on August 31, 2006.

     Former AIC Trust Fund. As discussed in the "Historical Fund Information"
     ---------------------
section, the C&B Large Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization of the Funds, SEI Investments Global Funds Services ("SEI") served as the administrator to the predecessor portfolio of the Fund, and was entitled to receive the following annual fees:



                                 ADMINISTRATIVE FEES
                                    (% OF AVERAGE
AVERAGE DAILY NET ASSETS          DAILY NET ASSETS)
  First $250M                           0.150%
  Next $250M                            0.125%
  Over $500M                            0.100%



     Therefore, the table below shows the administrative fees paid by the Fund and the predecessor portfolio of the Fund. For the periods indicated below prior to July 26, 2004, the predecessor portfolio of the Fund paid the following administrative fees to SEI. For the periods beginning July 26, 2004, and thereafter, the following administrative fees were paid to the Administrator.



                            YEAR ENDED        11/1/04 -        7/26/04 -
                              9/30/06          9/30/05         10/31/04        11/1/03 -        YEAR ENDED
                               FUNDS            FUNDS            FUNDS          7/25/04          10/31/03
FUND                           MGMT              MGMT            MGMT             SEI              SEI
C&B Large Cap Value          $      0         $154,282         $ 7,767          $47,242          $30,858
Fund (Fund Level)
 Class A                     $104,255         $ 94,082         $ 3,738                *                *
 Class B                     $ 48,169         $ 44,997         $ 1,773                *                *
 Class C                     $ 27,713         $ 22,281         $   840                *                *
 Class D                     $309,658         $307,246         $24,505                *                *
Administrator Class          $ 32,332         $133,904         $ 4,042                *                *
Institutional Class          $      0         $ 32,065         $ 2,490                *                *



----------
** For the period ended October 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Distributor
-----------


     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.


     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder(the "Rule") for their Class B and Class C shares of the shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the

Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


                               DISTRIBUTION FEES

     For fiscal year ended September 30, 2006, the Funds paid the Distributor the following fees for distribution-related services. The Strategic Small Cap Value Fund is not included in the table below because it did not commence operations until October 31, 2006.



                                               PRINTING &     COMPENSATION          COMP.
                                                 MAILING           TO                TO               OTHER
FUND              TOTAL        ADVERTISING     PROSPECTUS     UNDERWRITERS     BROKER/DEALERS       (EXPLAIN)
 C&B LARGE CAP VALUE
  Class B      $  185,990           $0             $0            $     0           $     0        $   185,990*
  Class C      $  106,958           $0             $0            $83,744           $23,214        $         0
 DIVERSIFIED EQUITY
  Class B      $  433,180           $0             $0            $     0           $     0        $   433,180*
  Class C      $   51,126           $0             $0            $50,088           $ 1,038        $         0
 EQUITY INCOME
  Class B      $  366,331           $0             $0            $     0           $     0        $   366,331*
  Class C      $   41,734           $0             $0            $37,493           $ 4,241        $         0
 EQUITY VALUE
  Class B      $   18,213           $0             $0            $     0           $     0        $    18,213*
  Class C      $    2,861           $0             $0            $ 2,703           $   158        $         0
 GROWTH EQUITY
  Class B      $   61,118           $0             $0            $     0           $     0        $    61,118*
  Class C      $    7,580           $0             $0            $ 7,040           $   540        $         0
 LARGE CAP APPRECIATION
  Class B      $   26,277           $0             $0            $     0           $     0        $    26,277*
  Class C      $    6,457           $0             $0            $ 6,047           $   410        $         0
 LARGE COMPANY GROWTH
  Class B      $1,101,517           $0             $0            $     0           $     0        $ 1,101,517*
  Class C      $  131,011           $0             $0            $72,816           $58,195        $         0
 SMALL COMPANY GROWTH
  Class B      $    5,715           $0             $0            $     0           $     0        $     5,715*
  Class C      $    1,229           $0             $0            $   960           $   269        $         0
 SMALL COMPANY VALUE
  Class B      $  115,307           $0             $0            $     0           $     0        $   115,307*
  Class C      $   38,283           $0             $0            $28,404           $ 9,879        $         0


----------

** The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts to the third party lender, including 12b-1 fees, that it is entitled to receive pursuant to the Plan, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class and Investor Class shares and up to 0.10% of the average daily net assets of the Index Fund's Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% of the average daily net assets of each Fund. The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------


     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds (except the C&B Large Cap Value Fund) and the amounts retained by Stephens was as follows:


      10/1/04 - 4/10/05                  YEAR ENDED 9/30/04
     PAID           RETAINED            PAID            RETAINED
 $  468,830         $80,488         $2,015,276         $340,635

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the Funds was as follows:


     YEAR ENDED 9/30/06                4/11/05 - 9/30/05
     PAID           RETAINED           PAID          RETAINED
 $  575,363          $9,441         $409,777         $67,906


     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the C&B Large Cap Value Fund and other C&B Funds was as follows:

        11/1/04 - 4/10/05                    7/26/04 - 10/31/04
 TOTAL PAID       TOTAL RETAINED       TOTAL PAID       TOTAL RETAINED
 $  432,776           $62,198            $84,463           $43,443

     For the period April 11, 2005 through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the C&B Large Cap Value Fund was as follows:

     4/11/05 - 9/30/05
     PAID           RETAINED
 $  455,551         $62,974

     Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolio of the C&B Large Cap Value Fund. For the period from November 1, 2003 through July 26, 2004, and for the fiscal year ended October 31, 2003, the predecessor portfolio did not pay any underwriting commissions.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The Dealer Reallowance for Class A shares is as follows:


                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%


----------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders (except Class D shareholders) with
------------------------
an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

     . Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and


     .    Family members, as defined in the prospectus, of any of the above.


     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Additional Investors Eligible to Purchase Administrator Class Shares of
     -----------------------------------------------------------------------
the Diversified Small Cap Fund:
-------------------------------


     Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Diversified Small Cap Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

     Additional Investors Eligible to Purchase Class Z Shares of the Large
     ---------------------------------------------------------------------
Company Growth Fund ("Class Z shares"):
---------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

..    You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     . open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

..    You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

..    You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

..    You are an existing separately managed account client of one of the Funds'
     sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Investors Eligible to Purchase Closed Funds. The Small Company Value Fund
     --------------------------------------------
(A, B, C, Administrator Classes) (the "Closed Fund") is closed to new investors. You may continue to purchase shares of the Closed Fund if:

..    You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

     . add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

     . open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

..    You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of a Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

..    You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

..    You are a sponsor of a retirement plan that currently offers the Closed
     Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

..    You are an existing separately managed account client of one of the Funds'
     sub-advisers whose current account is managed in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

     New Investors Eligible to Purchase Shares of the Small Company Value Fund:
     --------------------------------------------------------------------------

          On November 1, 2005, the Wells Fargo Advantage Small Company Value Fund was closed to new investors. Retirement plans which include the Fund as an option, institutional wrap programs, and existing investors of the Fund will be permitted to continue to make additional investments in the Fund. However, Wells Fargo Funds Management, LLC, may also accept, as capacity allows, new investors who are investing through institutions that have agreed to establish a selling relationship with the Fund prior to November 1, 2005.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2006) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2006, are not reflected:

     .    401 K Investment Services, LLC.

     .    A.G. Edwards & Sons, Inc.

     .    Ameriprise Financial Services, Inc.

     .    Bear, Stearns Securities Corp.

     .    Charles Schwab & Co., Inc.

     .    Citigroup Global Markets, Inc.

     .    CitiStreet Advisors LLC

     .    Fidelity Investments Institutional Services Company, Inc.

     .    Financial Network Investment Corp.

     .    GWFS Equities, Inc.

     .    Hewitt Financial Services, LLC

     .    ING Financial Partners, Inc.

     .    Linsco/Private Ledger Corporation

     .    Mellon Financial Markets, LLC

     .    Merrill Lynch, Pierce, Fenner & Smith Incorporated

     .    Morgan Stanley DW, Inc.

     .    MSCS Financial Services, LLC

     .    Multi-Financial Securities Corporation

     .    Pershing LLC

     .    Prudential Investment Management Services, Inc.

     .    Prudential Retirement Brokerage Services, Inc.

     .    Raymond James & Associates, Inc.

     .    RBC Dain Rauscher, Inc.

     .    UBS Financial Services Inc.

     .    Valic Financial Advisors, Inc.

     .    Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the
value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates for the two most recent fiscal years:



                                       SEPTEMBER 30,         SEPTEMBER 30,
FUND                                       2006                   2005
C&B Large Cap Value                  29%                     25%
Diversified Equity                   35%                     42%
Diversified Small Cap                63%                     75%
Emerging Growth/1/                  N/A                     N/A
Equity Income                         7%                     20%
Equity Value                        107%                    145%
Growth Equity                        39%                     50%
Index                                 9%                      8%
Large Cap Appreciation              155%                    133%
Large Company Growth                  6%                     18%
Small Company Growth                125%                    142%
Small Company Value                 114%                     70%
Strategic Small Cap Value/2/        N/A                     N/A



/1/   The Emerging Growth Fund did not commence operations until January 31,
      2007.
/2/ The Strategic Small Cap Value Fund did not commence operations until October 31, 2006.

     Brokerage Commissions. For the fiscal years listed below, the Funds listed
     ---------------------
below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                               TOTAL COMMISSIONS/1/


                                    YEAR ENDED              YEAR ENDED           YEAR ENDED
FUND                                  9/30/06                 9/30/05             9/30/04
 Equity Income                    $     470,436            $ 1,131,256/2/       $  905,786
 Equity Value                     $     846,500            $ 1,042,855/3/       $  633,158
 Large Cap Appreciation           $     496,136            $   370,026          $  424,639
 Large Company Growth             $   1,062,491            $ 1,909,366          $1,472,439
 Small Company Growth             $   6,111,845            $ 5,699,267          $6,624,409
 Small Company Value              $   2,254,753/4/         $ 1,333,379          $1,421,095


----------

1 The brokerage commissions shown for these Funds are actually commissions paid by the individual master portfolios in which each Fund invests. Each Fund pays a pro rata portion of the amount shown.
2 In January 2005, there was a very large distribution from the Equity Income Fund resulting in a decrease of Fund assets and commissions for fiscal year end 2006.
3 The increase from fiscal year end 2004 to fiscal year end 2005 was due to an increase in assets.
4 The increase from fiscal year end 2005 to fiscal year end 2006 was due to substantial planned withdrawals from the Small Company Value Fund.


     Former AIC Trust Fund. For the fiscal year ends listed below, the C&B
     ---------------------
Large Cap Value Fund and the predecessor portfolio of the Fund paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                 TOTAL COMMISSIONS


                           YEAR ENDED      PERIOD ENDED      YEAR ENDED
FUND                        9/30/06*         9/30/05*        10/31/04*      YEAR ENDED10/31/03
 C&B Large Cap Value        $498,706         $682,457         $65,313            $15,042


----------

* There is a material difference from the commissions paid for the period ending 9/30/06 and 9/30/05 as compared to the period ending 10/31/04. This difference is because the Fund's assets under management were significantly less for the period ended October 31, 2004. The assets under management for that period were $92,728,090 as compared to $774,127,574 for the period ending 9/30/05 and $841,886,244 for the period ending 9/30/06.

     Directed Brokerage Commissions. For the fiscal year ended September 30,
     ------------------------------
2006, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.



                              COMMISSIONS       TRANSACTIONS
FUND                              PAID             VALUE
 C&B Large Cap Value          $  377,517       $264,339,086
 Equity Income                $  133,629       $143,404,847
 Equity Value                 $  178,973       $169,524,309
 Large Cap Appreciation       $  489,447       $    489,447
 Large Company Growth         $  150,630       $120,876,995
 Small Company Growth         $1,074,001       $362,009,870
 Small Company Value          $  378,632       $177,765,992


     None of the other Sub-Advisers participate in such directed brokerage practices.


     For the fiscal years ended September 30, 2006, 2005, and 2004, no Funds paid any brokerage commission to affiliated brokers.


     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND       BROKER/DEALER       AMOUNT
  None

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers. entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding federal tax consequences of an investment in a Fund, the application of any state, local or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts and net income derived from an interest in a qualified publicly traded partnership), as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the

Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

     As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:


                                   CAPITAL LOSS CARRY
FUND                                    FORWARDS           YEAR EXPIRES
  Index                               $  1,128,849            2008
                                      $ 12,137,615            2009
                                      $  2,154,234            2010
                                      $    649,101            2011
                                      $  2,439,923            2012
  Large Company Growth                $  5,327,366            2007
                                      $    148,870            2008
                                      $ 19,616,797            2009
                                      $ 53,841,832            2010
                                      $260,092,200            2011
                                      $ 46,100,191            2012
                                      $  6,235,040            2013




     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund ).

     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as an RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protected bonds can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold, which might be disadvantageous for the Fund.


     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" and at least one of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, then such straddles could be characterized as "mixed straddles". A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS Revenue Ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income (described below) from a Fund, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.


     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" (defined below) is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days before the 181-day period beginning 90 days before such date). If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Funds may be required to withhold, and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), generally the shareholder's social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts. For information on the suitability of an investment in the Funds for tax-exempt investors and tax-deferred plans, see below.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions from dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Interest-related distributions are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain distributions" are distributions attributable to a Fund's net short-term capital gain and designated as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Under recently enacted legislation, any distribution by a Fund to a foreign shareholder that is attributable to gain from the Fund's sale or exchange of a U.S. real property interest (which is defined in the Code to include, among other things, the stock of certain U.S. corporations that are substantially invested, directly or indirectly, in U.S. real property) may be subject to U.S. tax if more than half of a Fund's assets are invested directly or indirectly in U.S. real property interests, taking into account the Fund's investments in certain RICs and most REITs. Any such distributions that are taxable may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. persons and/ or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). The preceding distribution rules generally will not apply to tax years beginning on or after January 1, 2008, except in limited circumstances in which a Fund has invested in a REIT. In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a "wash sale transaction"), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described in this paragraph. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions.

     Even if permitted to do so, a Fund provides no assurance that it will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.


     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

..    Routine Items - Funds Management will generally vote for the ratification
     -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

..    Corporate Governance - Funds Management will generally vote for charter
     --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

..    Anti-Takeover Matters - Funds Management generally will vote for proposals
     ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

..    Mergers/Acquisitions and Corporate Restructurings - Funds Management's
     -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

..    Shareholder Rights - Funds Management will generally vote against proposals
     ------------------
     that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds/SM/ for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.


     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.


     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.


     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                 CAPITAL STOCK

     The Funds are thirteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 3, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 25% or more of the voting securities of the Fund as a whole.

                        OWNERSHIP AS OF JANUARY 3, 2007



FUND                              NAME AND ADDRESS                                    PERCENTAGE
----------------------------      ---------------------------------------------      -----------
C&B Large Cap Value Fund -        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            14.61%
 Class A                          PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  WELLS FARGO BANK WEST NA                               10.86%
                                  VARIOUS FASCORP RECORDKEPT PLANS
                                  8515 E ORCHARD RD #2T2
                                  GREENWOOD VLG CO 80111-5002
C&B Large Cap Value Fund -        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            24.89%
 Class B                          PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
C&B Large Cap Value Fund -        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            23.42%
 Class C                          PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
C&B Large Cap Value Fund -        CHARLES SCHWAB & CO INC                                64.32%
 Class D                          REINVEST ACCOUNT
                                  ATTN: MUTUAL FUND
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  NATIONAL FINANCIAL SERV LLC                            14.61%
                                  EXCLUSIVE BENEFIT OF OUR CUST
                                  ATTN: MUTUAL FUNDS DEPT 5TH FL
                                  7315 WISCONSIN AVE STE 150W
                                  BETHESDA MD 20814-3247
C&B Large Cap Value Fund -        WELLS FARGO BANK NA FBO                                33.79%
 Administrator Class              REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO FUNDS MANAGEMENT LLC                       24.22%
                                  EXCLUSIVE BENEFITS FOR ITS CUSTOMERS
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FALLS WI 53051-4400
                                  WELLS FARGO BANK NA FBO                                18.57%
                                  OMNIBUS ACCOUNT - REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                                 5.84%
                                  OMNIBUS ACCOUNT CASH/CASH
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  PENFIRN & CO                                            5.42%
                                  PO BOX 3327
                                  OMAHA NE 68103-0327
C&B Large Cap Value Fund -        PATRICIAN HOLDINGS LIMITED                             21.98%
 Institutional Class              C/O CALEDONIAN BANK & TRUST
                                  69 JENNETT STREET
                                  GEORGE TOWN GRAND CAYMAN
                                  CAYMAN ISLANDS

FUND                                 NAME AND ADDRESS                                    PERCENTAGE
-------------------------------      ---------------------------------------------      -----------
                                     WELLS FARGO BANK NA FBO                                13.20%
                                     CONSTAR INC PENSION PLAN - MAP D
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     NFS LLC FEBO                                           12.87%
                                     USB FBO
                                     COVENANT HC - COOKE & BIELER
                                     PO BOX 1787
                                     MILWAUKEE WI 53201-1787
                                     WACHOVIA BANK                                          11.66%
                                     1525 WEST WT HARRIS BLVD
                                     CHARLOTTE NC 28288-0001
                                     CENTRAL NEW YORK COMMUNITY                             11.63%
                                     FOUNDATION INC
                                     500 S SALINA ST STE 428
                                     SYRACUSE NY 13202-3314
                                     NFS LLC FEBO                                            8.57%
                                     USB FBO
                                     COVENANT HC - COOKE & BIELER
                                     PO BOX 1787
                                     MILWAUKEE WI 53201-1787
                                     NATEXIS BANQUES POPULAIRES                              7.48%
                                     ATTN: SCT COMPTABILITE TITRES
                                     10 RUE DES ROQUEMONTS
                                     14099 CAEN CEDEX 9
                                     FRANCE
Diversified Equity                   WELLS FARGO BANK NA FBO                                 47.0%
                                     REINVEST/REINVEST
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     WELLS FARGO 401K                                        29.8%
                                     PO BOX 1533
                                     MINNEAPOLIS, MN 55480-1533
Diversified Equity -  Class A        CITY OF HASTINGS NEBRASKA                              10.60%
                                     RETIREMENT PLAN
                                     C/O GREAT WEST RECORDKEEPER
                                     8515 E ORCHARD RD #2T2
                                     ENGLEWOOD, CO 80111-5037
Diversified Equity -  Class B        N/A                                                    N/A
Diversified Equity -  Class C        WELLS FARGO BANK INVESTMENTS LLC                        7.22%
                                     608 SECOND AVENUE SOUTH 8TH FL
                                     MINNEAPOLIS MN 55402-1927
                                     WELLS FARGO BANK INVESTMENTS LLC                        5.90%
                                     420 MONTGOMERY ST
                                     SAN FRANCISCO CA 94104-1207
                                     AMERICAN ENTERPRISE INVESTMENT SERVICES FBO             5.07%
                                     PO BOX 9446
                                     MINNEAPOLIS MN 55440-9446
Diversified Equity -                 WELLS FARGO BANK NA FBO                                89.50%
 Administrator Class                 REINVEST/REINVEST
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533

FUND                                 NAME AND ADDRESS                                    PERCENTAGE
-------------------------------      ---------------------------------------------      -----------
                                     WELLS FARGO BANK NA FBO                                5.91%
                                     DIVERSIFIED EQUITY I
                                     ATTN: MUTUAL FUND OPS
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
Diversified Small Cap                WELLS FARGO 401K                                       68.4%
                                     PO BOX 1533
                                     MINNEAPOLIS, MN 55480-1533
Diversified Small Cap -              WELLS FARGO BANK NA FBO                               71.20%
 Administrator Class                 REINVEST/REINVEST
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     WELLS FARGO BANK NA FBO                               17.72%
                                     DIVERSIFIED SMALL CAP FUND I
                                     ATTN: MUTUAL FUND OPS
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     WELLS FARGO BANK NA FBO                                8.91%
                                     DIVERSIFIED SMALL CAP FUND I
                                     ATTN: MUTUAL FUND OPS
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
Equity Income Fund                   WELLS FARGO BANK NA FBO                                30.1%
                                     INCOME EQUITY I
                                     ATTN: MUTUAL FUND OPS
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
Equity Income Fund -  Class A        PFPC BROKERAGE SERVICES                                5.97%
                                     FBO WELLS FARGO
                                     ATTN: MITCH BLOOMFIELD
                                     420 MONTGOMERY ST 5TH FL
                                     MAC A0101-057
                                     SAN FRANCISCO CA 94104-1207
Equity Income Fund -  Class B        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            7.04%
                                     PO BOX 9446
                                     MINNEAPOLIS MN 55440-9446
Equity Income Fund -  Class C        MLPF&S FOR THE SOLE BENEFIT                            7.35%
                                     OF ITS CUSTOMERS
                                     ATTN: MUTUAL FUND ADMINISTRATION
                                     4800 DEER LAKE DR E FL 3
                                     JACKSONVILLE FL 32246-6484
Equity Income Fund -                 WELLS FARGO BANK NA FBO                               44.28%
 Administrator Class                 INCOME EQUITY I
                                     ATTN: MUTUAL FUND OPS
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     WELLS FARGO BANK NA FBO                               20.39%
                                     INCOME EQUITY I
                                     ATTN: MUTUAL FUND OPS
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533

FUND                                NAME AND ADDRESS                                    PERCENTAGE
------------------------------      ---------------------------------------------      -----------
                                    WELLS FARGO BANK NA FBO                                16.95%
                                    INCOME EQUITY I
                                    ATTN: MUTUAL FUND OPS
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    WELLS FARGO BANK NA FBO                                12.56
                                    REINVEST/REINVEST
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
Equity Value Fund                   WELLS FARGO FUNDS MANAGEMENT LLC                        75.4%
                                    EXCLUSIVE BENEFITS FOR ITS CUSTOMERS
                                    WELLS FARGO ADVISOR PROGRAM
                                    100 HERITAGE RESERVE
                                    MENOMONEE FALLS WI 53051-4400
Equity Value Fund -  Class A        CHARLES SCHWAB & CO INC                                22.34%
                                    SPECIAL CUSTODY ACCOUNT
                                    EXCLUSIVELY FBO THE CUSTOMERS
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4151
                                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            16.31%
                                    PO BOX 9446
                                    MINNEAPOLIS MN 55440-9446
Equity Value Fund -  Class B        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            15.58%
                                    PO BOX 9446
                                    MINNEAPOLIS MN 55440-9446
Equity Value Fund -  Class C        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            13.59%
                                    PO BOX 9446
                                    MINNEAPOLIS MN 55440-9446
                                    WELLS FARGO INVESTMENTS LLC                            10.65%
                                    625 MARQUETTE AVE S 13TH FLOOR
                                    MINNEAPOLIS MN 55402-2308
                                    STATE STREET BANK & TRUST CO                            8.86%
                                    CUST FOR THE ROLLOVER IRA OF
                                    ELIZABETH L KAZARY
                                    1009 OPIE RD
                                    NESHANIC STN NJ 08853-4162
                                    WELLS FARGO INVESTMENTS LLC                             8.66%
                                    608 SECOND AVENUE SOUTH 8TH FL
                                    MINNEAPOLIS MN 55402-1927
                                    JOHANNES W HUIJGENS & ANDREA J HUIJGENS                 8.24%
                                    PACK COMM PROP
                                    21215 FLAMING ARROW TRL
                                    CROSBY TX 77532-3200
                                    WELLS FARGO INVESTMENTS LLC                             5.98%
                                    608 SECOND AVENUE SOUTH 8TH FL
                                    MINNEAPOLIS MN 55402-1927
                                    WELLS FARGO INVESTMENTS LLC                             5.66%
                                    608 SECOND AVENUE SOUTH 8TH FL
                                    MINNEAPOLIS MN 55402-1927
                                    WELLS FARGO INVESTMENTS LLC                             5.14%
                                    608 SECOND AVENUE SOUTH 8TH FL
                                    MINNEAPOLIS MN 55402-1927

FUND                                 NAME AND ADDRESS                                    PERCENTAGE
-------------------------------      ---------------------------------------------      -----------
Equity Value Fund -                  WELLS FARGO FUNDS MANAGEMENT LLC                       83.28%
 Administrator Class                 EXCLUSIVE BENEFITS FOR ITS CUSTOMERS
                                     WELLS FARGO ADVISOR PROGRAM
                                     100 HERITAGE RESERVE
                                     MENOMONEE FALLS WI 53051-4400
                                     WELLS FARGO BANK NA FBO                                 9.40%
                                     OMNIBUS CASH/CASH
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     WELLS FARGO BANK NA FBO                                 6.46%
                                     OMNIBUS REINVEST/REINVEST
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
Growth Equity Fund                   WELLS FARGO BANK NA FBO                                 59.1%
                                     REINVEST/REINVEST
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     WELLS FARGO BANK NA FBO                                 25.1%
                                     BAE SYSTEMS EE SAVINGS PLAN
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
Growth Equity Fund -  Class A        CHARLES SCHWAB & CO INC                                16.11%
                                     SPECIAL CUSTODY ACCOUNT
                                     EXCLUSIVE FBO THE CUSTOMERS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA 94104-4151
Growth Equity Fund -  Class B        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            10.75%
                                     PO BOX 9446
                                     MINNEAPOLIS MN 55440-9446
Growth Equity Fund -  Class C        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO             8.15%
                                     PO BOX 9446
                                     MINNEAPOLIS MN 55440-9446
                                     RBC DAIN RAUSCHER INC FBO                               7.69%
                                     WASHOE BUILDING SUPPLY INC
                                     RETIREMENT TRUST
                                     1479 HYMER AVE
                                     SPARKS NV 89431-5613
                                     MLPF&S FOR THE SOLE BENEFIT                             7.01%
                                     OF ITS CUSTOMERS
                                     ATTN: MUTUAL FUND ADMINISTRATION
                                     4800 DEER LAKE DR E FL 3
                                     JACKSONVILLE FL 32246-6484
                                     WELLS FARGO INVESTMENTS LLC                             6.73%
                                     608 SECOND AVENUE SOUTH 8TH FL
                                     MINNEAPOLIS MN 55402-1927
                                     ORCHARD TRUST CO LLC CUST FBO                           5.12%
                                     OPPRNHEIMER FUNDS RECORD KEEPER
                                     8515 E ORCHAD RD #2T2
                                     GREENWOOD VLG CO 80111-5002
Growth Equity Fund -                 WELLS FARGO BANK NA FBO                                87.36%
 Administrator Class                 REINVEST/REINVEST
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533

FUND                                NAME AND ADDRESS                                    PERCENTAGE
------------------------------      ---------------------------------------------      -----------
                                    WELLS FARGO BANK NA FBO                                9.58%
                                    GROWTH EQUITY I
                                    ATTN: MUTUAL FUND OPS
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
Growth Equity Fund -                WELLS FARGO BANK NA FBO                               98.99%
 Institutional Class                BAE SYSTEMS EE SAVINGS PLAN
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
Index Fund                          WELLS FARGO BANK NA FBO                                61.9%
                                    REINVEST/REINVEST
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
Index Fund -  Administrator         WELLS FARGO BANK NA FBO                               67.14%
Class                               REINVEST/REINVEST
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    WELLS FARGO BANK NA FBO                               18.04%
                                    LWCC DEF COMPANY PLANS
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    WELLS FARGO BANK NA FBO                               11.42%
                                    INDEX FUND I
                                    ATTN: MUTUAL FUND OPS
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
Index Fund -  Investor Class        NONE                                                   N/A
Large Cap Appreciation Fund         WELLS FARGO BANK WEST NA                               25.6%
                                    VARIOUS FASCORP RECORDKEPT PLANS
                                    8515 E ORCHARD RD #2T2
                                    GREENWOOD VLG CO 80111-5002
                                    WELLS FARGO FUNDS MANAGEMENT LLC                       36.7%
                                    EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                    WELLS FARGO ADVISOR PROGRAM
                                    100 HERITAGE RESERVE
                                    MENOMONEE FALLS WI 53051-4400
Large Cap Appreciation Fund         WELLS FARGO BANK WEST NA                              60.84%
- Class A                           VARIOUS FASCORP RECORDKEPT PLANS
                                    8515 E ORCHARD RD #2T2
                                    GREENWOOD VLG CO 80111-5002
                                    CHARLES SCHWAB & CO INC                               26.96%
                                    SPECIAL CUSTODY ACCOUNT
                                    EXCLUSIVELY FBO THE CUSTOMERS
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4151
Large Cap Appreciation Fund         AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           47.24%
- Class B                           PO BOX 9446
                                    MINNEAPOLIS MN 55440-9446
Large Cap Appreciation Fund         AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           36.76%
- Class C                           PO BOX 9446
                                    MINNEAPOLIS MN 55440-9446

FUND                               NAME AND ADDRESS                                    PERCENTAGE
-----------------------------      ---------------------------------------------      -----------
                                   WELLS FARGO BANK INVESTMENTS LLC                       5.28%
                                   608 SECOND AVENUE SOUTH 8TH FL
                                   MINNEAPOLIS MN 55402-1927
Large Cap Appreciation Fund        WELLS FARGO FUNDS MANAGEMENT LLC                      70.37%
- Administrator Class              EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                   WELLS FARGO ADVISOR PROGRAM
                                   100 HERITAGE RESERVE
                                   MENOMONEE FALLS WI 53051-4400
                                   WELLS FARGO BANK NA FBO                               20.70%
                                   REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
Large Company Growth Fund          T ROWE PRICE RETIREMENT PLAN                          13.25%
- Class A                          SERVICES INC FBO RITE AID
                                   4515 PAINTERS MILL RD
                                   OWINGS MILLS MD 21117-4903
                                   CHARLES SCHWAB & CO INC                                7.32%
                                   SPECIAL CUSTODY ACCOUNT
                                   EXCLUSIVELY FBO THE CUSTOMERS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4151
                                   JPMORGAN CHASE BANK C/O                                6.50%
                                   JPMORGAN RETIREMENT PLAN SERVICES
                                   PEARSON INC RETIREMENT PLAN
                                   9300 WARD PKWY
                                   KANSAS CITY MO 64114-3317
                                   WELLS FARGO BANK WEST NA                               5.18%
                                   VARIOUS FASCORP RECORDKEPT PLANS
                                   5215 E ORCHARD RD #2T2
                                   GREENWOOD VLG CO 80111-5002
Large Company Growth Fund          AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            7.64%
- Class B                          PO BOX 9446
                                   MINNEAPOLIS MN 55440-9446
Large Company Growth Fund          AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            5.37%
- Class C                          PO BOX 9446
                                   MINNEAPOLIS MN 55440-9446
Large Company Growth Fund          WELLS FARGO BANK NA FBO                               40.66%
- Administrator Class              REINVEST/REINVEST
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   WELLS FARGO BANK NA FBO                               23.98%
                                   LARGE COMPANY GROWTH I
                                   ATTN: MUTUAL FUND OPS
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   WELLS FARGO BANK NA FBO                               12.36%
                                   LARGE COMPANY GROWTH I
                                   ATTN: MUTUAL FUND OPS
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533

FUND                               NAME AND ADDRESS                                    PERCENTAGE
-----------------------------      ---------------------------------------------      -----------
                                   NFS LLC FEBO                                           6.72%
                                   AS AGENT FOR QUALIFIED EMPLOYEE
                                   BENEFIT PLANS (401K) FINOPS-IC FUNDS
                                   100 MAGELLAN WAY KW1C
                                   COVINGTON KY 41015-1987
Large Company Growth Fund -        STATE OF HAWAII                                       34.09%
 Institutional Class               DEFERRED COMPENSATION PLAN
                                   ISLAND SVGS PLAN
                                   DEPT OF HUMAN RESOURCE DEVELOPMENT
                                   235 S BERETANIA ST
                                   HONOLULU HI 96813-2406
                                   WELLS FARGO BANK NA FBO                               30.45%
                                   BAE SYSTEMS EE SAVINGS PLAN
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   LASALLE BANK NA                                       18.52%
                                   OMNIBUS
                                   PO BOX 1443
                                   CHICAGO IL 60690-1443
                                   STRAFE & CO                                           14.60%
                                   FAO FRYE LOUIS OMNIBUS ACCOUNTS
                                   PO BOX 160
                                   WESTERVILLE OH 43086-0160
Large Company Growth Fund -        CHARLES SCHWAB & CO INC                                5.74%
 Class Z                           SPECIAL CUSTODY ACCOUNT
                                   FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4151
Small Company Growth Fund          WELLS FARGO BANK NA FBO                                62.4%
                                   SMALL COMPANY GROWTH
                                   ATTN: MUTUAL FUND OPS
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
Small Company Growth Fund -        CHARLES SCHWAB & CO INC                               41.29%
 Class A                           SPECIAL CUSTODY ACCOUNT
                                   EXCLUSIVELY FBO THE CUSTOMERS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4151
                                   AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            9.78%
                                   PO BOX 9446
                                   MINNEAPOLIS MN 55440-9446
Small Company Growth Fund -        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           22.10%
 Class B                           PO BOX 9446
                                   MINNEAPOLIS MN 55440-9446
                                   PERSHING LLC                                           5.17%
                                   PO BOX 2052
                                   JERSEY CITY NJ 07303-2052
Small Company Growth Fund -        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           24.96%
 Class C                           PO BOX 9446
                                   MINNEAPOLIS MN 55440-9446

FUND                               NAME AND ADDRESS                                      PERCENTAGE
-----------------------------      ---------------------------------------------      ---------------
                                   PERSHING LLC                                            13.75%
                                   PO BOX 2052
                                   JERSEY CITY NJ 07303-2052
                                   E*TRADE CLEARING LLC                                     6.76%
                                   IRA CUSTODIAN
                                   PO BOX 989030
                                   WEST SACRAMENTO CA 95798-9030
                                   STATE STREET BANK & TRUST CO                             5.90%
                                   CUST FOR THE IRA OF DIANE M HOWARD
                                   685 OVERBROOK CT
                                   MANSFIELD OH 44903-9303
                                   WELLS FARGO FUNDS SEEDING ACCOUNT                        5.09%
                                   MAC #A0103-091
                                   525 MARKET STREET
                                   SAN FRANCISCO
                                   CA 94105
Small Company Growth Fund -        WELLS FARGO BANK NA FBO                                 63.34%
 Administrator Class               SMALL COMPANY GROWTH I
                                   ATTN: MUTUAL FUND OPS
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533
                                   VANGUARD FIDUCIARY TRUST COMPANY                        15.73%
                                   ATTN: OUTSIDE FUNDS
                                   PO BOX 2600
                                   VALLEY FORGE PA 19482-2600
                                   NFS LLC FEBO                                             6.71%
                                   AS AGENT FOR QUALIFIED EMPLOYEE
                                   BENEFIT PLANS (401K) FINOPS-IC FUNDS
                                   100 MAGELLAN WAY KW1C
                                   COVINGTON KY 41015-1987
Small Company Value Fund           NFS LLC FEBO                                             27.5%(a)
                                   AS AGENT FOR QUALIFIED EMPLOYEE
                                   BENEFIT PLANS (401K) FINOPS-IC FUNDS
                                   100 MAGELLAN WAY KW1C
                                   COVINGTON KY 41015-1987
Small Company Value Fund -         CHARLES SCHWAB & CO INC                                 38.36%
 Class A                           SPECIAL CUSTODY ACCOUNT
                                   EXCLUSIVELY FBO THE CUSTOMERS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4151
                                   WELLS FARGO BANK WEST NA                                 8.90%
                                   VARIOUS FASCORP RECORDKEPT PLANS
                                   8515 E ORCHARD RD #2T2
                                   GREENWOOD VLG CO 80111-5002
                                   VANGUARD FIDUCIARY TRUST COMPANY                         7.47%
                                   ATTN: OUTSIDE FUNDS
                                   PO BOX 2600
                                   VALLEY FORGE PA 19482-2600
                                   NATIONWIDE BANK TRUST                                    6.13%
                                   C/O IPO PORTFOLIO ACCOUNTING
                                   PO BOX 182029
                                   COLUMBUS OH 43218-2029
                                   AMERICAN ENTERPRISE INVESTMENT SERVICES FBO              5.43%
                                   PO BOX 9446
                                   MINNEAPOLIS MN 55440-9446

FUND                              NAME AND ADDRESS                                    PERCENTAGE
----------------------------      ---------------------------------------------      -----------
                                  NFSC FEBO                                              5.34%
                                  FIIOC AS AGENT FOR
                                  QUALIFIED EMPLOYEE BENEFIT
                                  PLANS (401K) FINOPS-IC FUNDS
                                  100 MAGELLAN WAY KW1C
                                  COVINGTON KY 41015-1987
Small Company Value Fund -        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           21.86%
 Class B                          PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
Small Company Value Fund -        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           10.98%
 Class C                          PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
Small Company Value Fund -        NFS LLC FEBO                                          37.31%
 Administrator Class              AGENT FOR QUALIFIED EMPLOYEE
                                  BENEFIT PLANS (401K) FINOPS-IC FUNDS
                                  100 MAGELLAN WAY KW1C
                                  COVINGTON KY 41015-1987
                                  WELLS FARGO BANK NA FBO                               26.12%
                                  OMNIBUS ACCOUNT R/R
                                  C/O MUTUAL FUND PROCESSING
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                               13.08%
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  NFS LLC FEBO                                           6.94%
                                  THE NORTHERN TRUST COMPANY
                                  PO BOX 92956
                                  CHICAGO IL 60675-2956
                                  LUBRIZOL EMPLOYEES PSSP                                6.24%
                                  STATE STREET BANK
                                  105 ROSEMONT AVENUE
                                  WESTWOOD MA 02090-2318

FUND                               NAME AND ADDRESS                                 PERCENTAGE
-----------------------------      ------------------------------------------      -----------
Strategic Small Cap Value          WELLS FARGO FUNDS SEEDING ACCOUNT                   32.23%
Fund  Class A                      MAC #A0103-091
                                   525 MARKET STREET
                                   SAN FRANCISCO CA 94105-2708
                                   MARK J BLILIE & MICHELLE FRANCISCO JTTEN            25.06%
                                   5807 N 133RD AVE
                                   LITCHFIELD PK AZ 85340-7356
                                   WELLS FARGO INVESTMENTS LLC                         16.94%
                                   625 MARQUETTE AVE S 13TH FLOOR
                                   MINNEAPOLIS MN 55402-2308
                                   STATE STREET BANK & TRUST CO                        12.53%
                                   ROTH CONTRIBUTION IRA
                                   SAMUEL J WILLIS
                                   1265 CLUB CIRCLE APT 6
                                   BROOKFIELD WI 53005-6978
                                   STATE STREET BANK & TRUST CO                         5.94%
                                   ROTH CONTRIBUTION IRA
                                   JEFFREY A DELISE
                                   897 FORDING ISLAND RD APT 2013
                                   BLUFFTON SC 29910-8810
Strategic Small Cap Value          NFS LLC FEBO                                        44.89%
Fund -  Class C                    RICHARD W NICKLEY
                                   120 SUMMER ST
                                   ABINGTON MA 02351-2500
                                   WELLS FARGO FUNDS SEEDING ACCOUNT                   41.86%
                                   MAC #A0103-091
                                   525 MARKET STREET
                                   SAN FRANCISCO CA 94105-2708
                                   NFS LLC FEBO                                        13.25%
                                   NFS/FMTC ROLLOVER IRA
                                   FBO GEORGE C HARPER
                                   133 SAXON MIST DRIVE
                                   NASHVILLE TN 37217-4624
Strategic Small Cap Value          WELLS FARGO FUNDS SEEDING ACCOUNT                   70.58%
Fund -  Administrator Class        MAC #A0103-091
                                   525 MARKET ST
                                   SAN FRANCISCO CA 94105-2708
                                   LPL FINANCIAL SERVICES                              29.42%
                                   9785 TOWNE CENTRE DRIVE
                                   SAN DIEGO CA 92121-1968


----------

(a) National Financial Services, LLC, a Delaware Limited Liability Company, is a subsidiary of Fidelity Global Brokerage Group, Inc., which, in turn, is a Delaware Corporation, and a subsidiary of FMR Group, Inc., a Delaware Corporation.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2007

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                     WELLS FARGO ADVANTAGE ASIA PACIFIC FUND
                WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND
                  WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
                 WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND
                 WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND
                       WELLS FARGO ADVANTAGE OVERSEAS FUND

    CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to April 11, 2005, the Administrator Class of the Funds (except the Asia Pacific Fund and the Overseas Fund) was named the Institutional Class and the Institutional Class of the International Equity Fund and International Value Fund was named the Select Class.


FUND                       CLASS A, B, C   ADMINISTRATOR CLASS   INSTITUTIONAL CLASS   INVESTOR CLASS
 Asia Pacific                                                                                o
 Emerging Markets Focus          o                  o
 International Core              o                  o
 International Equity            o                  o                     o
 International Value             o                  o                     o
 Overseas                                                                 o                  o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.


101877 02-07
ISFS/FASAI01 (02/07)

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              15
 Trustees and Officers                                                  15
 Investment Adviser                                                     18
 Investment Sub-Advisers                                                20
 Investment Sub-Adviser - Master Portfolios                             21
 Portfolio Managers                                                     22
 Administrator                                                          27
 Distributor                                                            28
DISTRIBUTION FEES                                                       29
 Shareholder Servicing Agent                                            30
 Custodian                                                              30
 Accountant                                                             30
 Transfer and Distribution Disbursing Agent                             31
 Underwriting Commissions                                               31
 Code of Ethics                                                         31
DETERMINATION OF NET ASSET VALUE                                        31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          32
PORTFOLIO TRANSACTIONS                                                  34
FUND EXPENSES                                                           37
FEDERAL INCOME TAXES                                                    37
PROXY VOTING POLICIES AND PROCEDURES                                    44
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       45
CAPITAL STOCK                                                           47
OTHER INFORMATION                                                       51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           51
FINANCIAL INFORMATION                                                   51

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.


     The International Equity Fund was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Emerging Markets Focus Fund was created as part of the reorganization between Montgomery and the Trust. The reorganization between Montgomery and the Trust followed the purchase by the Funds' adviser's parent company of certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the Wells Fargo Advantage Funds/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser"), into a single mutual fund complex. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.


     The chart below indicates the predecessor Stagecoach, Montgomery and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUNDS                         PREDECESSOR FUNDS
--------------------------------------------------- ---------------------------------------
Wells Fargo Advantage Asia Pacific Fund             Strong Asia Pacific Fund
Wells Fargo Advantage Emerging Markets Focus Fund   Montgomery Emerging Markets Focus Fund
Wells Fargo Advantage International Core Fund       Strong Advisor International Core Fund
Wells Fargo Advantage International Equity Fund     Stagecoach International Equity Fund
Wells Fargo Advantage Overseas Fund                 Strong Overseas Fund

     The ASIA PACIFIC FUND commenced operations on April 11, 2005, as successor to the Strong Asia Pacific Fund. The predecessor Strong Asia Pacific Fund commenced operations on December 31, 1993.


     The EMERGING MARKETS FOCUS FUND commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. predecessor Montgomery Emerging Markets Focus Fund is considered the surviving entity for accounting purposes. The Emerging Markets Focus Fund changed its name from the Montgomery Emerging Markets Focus Fund to the Emerging Markets Focus Fund effective April 11, 2005.



     The INTERNATIONAL CORE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor International Core Fund. The predecessor Strong Advisor International Core Fund commenced operations on September 28, 2001.

     The INTERNATIONAL EQUITY FUND commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.


     The INTERNATIONAL VALUE FUND commenced operations on October 31, 2003. The International Value Fund changed its name from the Overseas Fund to the International Value Fund effective April 11, 2005.


     The OVERSEAS FUND commenced operations on April 11, 2005, as successor to the Strong Overseas Fund. The predecessor Strong Overseas Fund commenced operations on June 30, 1998.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements;


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.


     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The International Value Fund described in the SAI is a gateway feeder fund that invests in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust"). References to the activities of the gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.


DEBT SECURITIES
---------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligation" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.


Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.


Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.


     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

DERIVATIVES
-----------


Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey and Venezuela. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.


     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Obligations and Securities
----------------------------------

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.


Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.


Small Company Securities
------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------


Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------


     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.


Loans of Portfolio Securities
-----------------------------


     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such

Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.


     The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 144 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                     SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 64      Trustee,           Trustee of the WELLS FARGO ADVANTAGE FUNDS since 1987.              N/A
                        since 1987         Wake Forest University, Calloway School of Business and
                                           Accountancy, the Thomas Goho Chair of Finance since
                                           January 2006. Associate Professor of Finance from
                                            1999-2005.
Peter G. Gordon, 64     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998; (Chairman,   Company and President of Crystal Geyser Roxane Water
                        since              Company.
                        2001).
Richard M. Leach, 73    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 54     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 55    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                       SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
----------------------    ------------------    ------------------------------------------------------------    --------------
                                                       INTERESTED/2/ TRUSTEE
J. Tucker Morse, 62       Trustee, since        Private Investor/Real Estate Developer.                               N/A
                          1987
                                                              OFFICERS
Karla M. Rabusch, 47      President, since      Executive Vice President of Wells Fargo Bank, N.A.                    N/A
                          2003                  President of Wells Fargo Funds Management, LLC. Senior
                                                Vice President and Chief Administrative Officer of Wells
                                                Fargo Funds Management, LLC from March 2001 to March
                                                2003.
A. Erdem Cimen, 33        Treasurer, since      Vice President of Wells Fargo Bank, N.A. and Vice                     N/A
                          2006                  President of Financial Operations for Wells Fargo Funds
                                                Management, LLC. Vice President and Group Finance
                                                Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                                2004 to 2006. Vice President of Portfolio Risk Management
                                                for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
C. David Messman, 46      Secretary, since      Vice President and Managing Senior Counsel of Wells Fargo             N/A
                          2000                  Bank, N.A. and Senior Vice President and Secretary of Wells
                                                Fargo Funds Management, LLC. Vice President and Senior
                                                Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 45        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                          Compliance            Management, LLC since 2004 and Compliance Officer of
                          Officer, since        Wells Fargo Funds Management, LLC from 1999 to 2002. In
                          2004                  2002, Ms. Peters left Wells Fargo Funds Management, LLC
                                                to pursue personal goals.


----------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2007, each Trustee received an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also received a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $34,000 annual retainer for the additional work and time devoted by the Chairman and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2007, each Trustee receives an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2006


                         INTERESTED
                         TRUSTEE                               INDEPENDENT TRUSTEES
                         J. TUCKER   THOMAS S.   PETER G.   RICHARD M.   OLIVIA        TIMOTHY J.   DONALD C.
FUND                     MORSE       GOHO        GORDON     LEACH        MITCHELL/1/   PENNY        WILLEKE
Asia Pacific              $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Emerging Markets Focus    $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
International Core        $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
International Equity      $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
International Value       $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
Overseas                  $  1,106    $  1,169    $  1,329    $  1,095      $    891     $  1,106    $  1,106
TOTAL COMPENSATION FROM
THE FUND COMPLEX/2/       $157,000    $166,000    $188,750    $155,500      $126,500     $157,000    $157,000


----------
1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

2 Includes Trustee compensation received by other funds within the entire Fund Complex as of the Fund's fiscal year end (consisting of 142 funds).



     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006


                                                             INDEPENDENT TRUSTEES
                           J. TUCKER     THOMAS S.     PETER G.          RICHARD M.    OLIVIA        TIMOTHY J.     DONALD C.
FUND                       MORSE         GOHO          GORDON            LEACH         MITCHELL      PENNY          WILLEKE
Asia Pacific               $           0 $           0 $     1 - $10,000 $           0 $           0 $           0  $             0
Emerging Markets Focus     $           0 $           0 $10,001 - $50,000 $           0 $           0 $           0  $             0
International Core         $           0 $           0 $     1 - $10,000 $           0 $           0 $           0  $             0
International Equity       $           0 $           0 $10,001 - $50,000 $           0 $           0 $           0  $10,001-$50,000
International Value        $           0 $           0 $     1 - $10,000 $           0 $           0 $           0  $             0
Overseas                   $           0 $           0 $               0 $           0 $           0 $           0  $             0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000 over $100,000 over $    100,000 over $100,000 over $100,000 over $100,000  over   $100,000


----------

/1/ Includes Trustee ownership in shares of other funds within the entire Fund Complex as of the calendar year end (consisting of 142 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under two types of advisory arrangements: (i) stand alone Funds with an investment adviser and sub-adviser; and (ii) a gateway feeder Fund that invests in a single corresponding portfolio of Master Trust and has "dormant" advisory arrangements at the gateway level.

                                                            FEE
FUND                                 PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 Emerging Markets Focus Fund        1.10%                  First $500M            1.10%
                                                            Next $500M            1.05%
                                                              Next $2B            1.00%
                                                              Next $2B            0.975%
                                                              Over $5B            0.95%
 International Equity Fund          1.00%                  First $500M            0.95%
                                                            Next $500M            0.90%
                                                              Next $2B            0.85%
                                                              Next $2B            0.825%
                                                              Over $5B            0.80%


                                             FEE
FUND                                  EFFECTIVE 4/11/05
 Asia Pacific Fund              First $500M            1.10%
                                 Next $500M            1.05%
                                   Next $2B            1.00%
                                   Next $2B            0.975%
                                   Over $5B            0.95%
 International Core Fund        First $500M            0.95%
                                 Next $500M            0.90%
                                   Next $2B            0.85%
                                   Next $2B            0.825%
                                   Over $5B            0.80%
 Overseas Fund                  First $500M            0.95%
                                 Next $500M            0.90%
                                   Next $2B            0.85%
                                   Next $2B            0.825%
                                   Over $5B            0.80%


     As described in the second category above, the gateway feeder Fund invests 100% of its assets in a single respective master portfolio of Master Trust. Because the gateway feeder Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Fund to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from the gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If the gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

                                ACTIVE        DORMANT ASSET                 ANNUAL RATE**
                            ADVISORY FEES   ALLOCATION FEES*       (AS A PERCENTAGE OF NET ASSETS)
GATEWAY FEEDER FUND                                            PRIOR TO 8/1/04      EFFECTIVE 8/1/04
International Value Fund   0.00%           0.25%              1.00%             First $500M       0.95%
                                                                                 Next $500M       0.90%
                                                                                   Next $2B       0.85%
                                                                                   Next $2B      0.825%
                                                                                   Over $5B       0.80%

* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
** Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     -------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:


                                 YEAR ENDED                 YEAR ENDED                   YEAR ENDED
                                   9/30/06                    9/30/05                      9/30/04
                                            FEES                       FEES                          FEES
FUND                       FEES PAID       WAIVED      FEES PAID      WAIVED       FEES PAID        WAIVED
International Equity      $5,081,300    $1,710,214    $4,193,490    $856,457    $   3,091,507    $   525,331
International Value/1/    $        0    $  134,242    $        0    $      0    $           0    $         0
Emerging Markets          $2,486,837    $  397,214    $2,124,701    $281,616    $1,920,085/2/    $211,910/2/
Focus



/1/ The International Value Fund commenced operations on October 31, 2003, but to date has not paid an advisory fee.
/2/   Reflects the three-month period ended September 30, 2004.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:


FUND                      AVG. DAILY NET ASSETS      ANNUAL RATE
 Asia Pacific                  First $4B                 0.75%
 International Core             Next $2B                0.725%
 Overseas                       Over $6B                 0.70%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                            YEAR ENDED               YEAR ENDED              YEAR ENDED              YEAR ENDED
                              9/30/06                  9/30/05                12/31/04                12/31/03
                         FEES         FEES         FEES        FEES        FEES        FEES        FEES       FEES
                        PAID TO     WAIVED BY    PAID TO    WAIVED BY    PAID TO    WAIVED BY    PAID TO    WAIVED BY
FUND                  FUNDS MGMT   FUNDS MGMT   FUNDS MGT   FUNDS MGT      SCM         SCM         SCM         SCM
Asia Pacific          $2,377,500    $932,775    $869,174    $ 267,702   $807,309     $16,931    $373,820    $79,049
International Core    $        0    $125,439    $      0    $  16,722   $      0     $13,184    $      0    $ 8,252
Overseas              $  341,137    $305,589    $374,999    $$363,804   $903,326     $22,692    $981,473    $     0


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------


     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star") and Wells Capital Management, an affiliate of Funds Management (each a "Sub-Adviser" and collectively the "Sub-Advisers"), to serve as investment sub-advisers to the stand-alone Funds (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the stand-alone Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

                                                                   FEE                                   FEE
FUND                             SUB-ADVISER                 PRIOR TO 1/1/06                       EFFECTIVE 1/1/06
 International Equity*             Artisan          All asset levels            0.70%       First $250M             0.70%
                                                                                             Over $250M             0.50%
                                     LSV               First $150M              0.35%       First $150M             0.35%
                                                        Next $350M              0.40%        Next $350M             0.40%
                                                        Next $250M              0.35%        Next $250M             0.35%
                                                        Next $250M             0.325%        Next $250M            0.325%
                                                          Over $1B              0.30%          Over $1B             0.30%
                                   New Star             First $50M              0.35%        First $50M             0.35%
                                                        Next $500M              0.29%        Next $500M             0.29%
                                                        Over $550M              0.20%        Over $550M             0.20%
 International Core                New Star             First $50M              0.35%            $0-50M             0.35%
                                                        Next $500M              0.29%        Next $500M             0.29%
                                                        Over $550M              0.20%        Over $550M             0.20%
 Overseas                          New Star             First $50M              0.35%        First $50M             0.35%
                                                        Next $500M              0.29%        Next $500M             0.29%
                                                        Over $550M              0.20%        Over $550M             0.20%
 Asia Pacific                   Wells Capital          First $200M              0.45%       First $100M             0.65%
                                  Management            Over $200M              0.35%        Next $100M             0.55%
                                                                                             Over $200M             0.45%
 Emerging Markets Focus         Wells Capital          First $200M              0.35%       First $100M             0.65%
                                  Management            Over $200M              0.25%        Next $100M             0.55%
                                                                                             Over $200M             0.45%


* Effective September 15, 2004, Artisan, LSV and New Star each began providing sub-advisory services to a one-third portion of the assets of the International Equity Fund under an interim sub-advisory agreement subject to the sub-advisory rates referenced below. Prior to September 15, 2004, Wells Capital Management served as the Fund's sub-adviser and was paid at the same rate as each of the new sub-advisers.


                                                        FEE
                                            (AS A % OF AVERAGE DAILY NET
                            SUB-ADVISER               ASSETS)
 International Equity         Artisan       First $200M          0.35%
                                LSV          Over $200M          0.25%
                              New Star



     Investment Sub-Adviser - Master Portfolios
     ------------------------------------------

     Funds Management has engaged LSV to serve as investment sub-adviser to the master portfolio of Master Trust in which the International Value Fund as a gateway feeder fund invests, as listed in the chart below. Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the gateway Fund's assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.


     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

MASTER PORTFOLIO                       SUB-ADVISER             ASSET LEVEL / FEE
 International Value Portfolio             LSV           First $150M            0.35%
                                                          Next $350M            0.40%
                                                          Next $250M            0.35%
                                                          Next $250M           0.325%
                                                            Over $1B            0.30%


     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     --------------------------
sub-advisory fees paid by the Funds to the following unaffiliated sub-advisers for the fiscal years indicated below.



                                                               YEAR ENDED
                                                                9/30/06
                                                                       FEES WAIVED/
      FUND/MASTER PORTFOLIO          SUB-ADVISER        FEES PAID       REIMBURSED
 International Core Fund              New Star      $    18,069.50          $0
 International Equity Fund        Artisan Partners  $ 1,819,922.64          $0
                                         LSV        $   893,934.42          $0
                                      New Star      $   788,657.14          $0
 International Value Portfolio           LSV        $   630,771.10          $0
 Overseas                             New Star      $   246,359.37          $0

                                          YEAR ENDED                   YEAR ENDED
                                           9/30/05                      9/30/04
                                                FEES WAIVED/                  FEES WAIVED/
      FUND/MASTER PORTFOLIO        FEES PAID     REIMBURSED      FEES PAID     REIMBURSED
 International Core Fund         $  5,740*          $  0*     N/A                 N/A
 International Equity Fund       $889,823           $  0      $ 19,64**      $0
                                 $526,568           $  0      $34,936**      $0
                                 $411,658           $  0      N/A                 N/A
 International Value Portfolio   $483,065           $  0      N/A                 N/A
 Overseas                        $241,313*          $  0*     N/A                 N/A


*   For the nine-month fiscal period ended September 30, 2005.
** Reflects sub-advisory fees paid under the interim sub-advisory agreement for the period between September 15, 2004 and September 30, 2004.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.


FUND                          SUB-ADVISER                 PORTFOLIO MANAGERS
----------------------------- --------------------------  -------------------------
Asia Pacific Fund             Wells Capital Management    Anthony L.T. Cragg
Emerging Markets Focus Fund   Wells Capital Management    Anthony L.T. Cragg
                                                          Alison Shimada
International Core Fund       New Star                    Mark Beale
Overseas Fund                                             Brian Coffey
                                                          Richard Lewis
International Equity Fund     Artisan                     Mark L. Yockey, CFA
                              LSV                         Josef Lakonishok
                                                          Puneet Mansharamani, CFA
                                                          Menno Vermeulen, CFA
                                                          Robert W. Vishny
                              New Star                    Mark Beale
                                                          Brian Coffey
                                                          Richard Lewis
International Value Fund      LSV                         Josef Lakonishok
                                                          Puneet Mansharamani, CFA
                                                          Menno Vermeulen, CFA
                                                          Robert W. Vishny


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                             REGISTERED INVESTMENT        OTHER POOLED
                                   COMPANIES          INVESTMENT VEHICLES        OTHER ACCOUNTS
                              NUMBER       TOTAL      NUMBER       TOTAL       NUMBER      TOTAL
                                OF        ASSETS        OF         ASSETS        OF        ASSETS
PORTFOLIO MANAGER*           ACCOUNTS     MANAGED    ACCOUNTS     MANAGED     ACCOUNTS    MANAGED
ARTISAN
 Mark L. Yockey, CFA            5       $  15.97B       1        $ 282.52M      33      $   8.82B
LSV
 Josef Lakonishok              24       $   8.88M      21        $   6.60M      496     $  48.40M
 Puneet Mansharamani, CFA      24       $   8.88M      21        $   6.60M      496     $  48.40M
 Menno Vermeulen, CFA          24       $   8.88M      21        $   6.60M      496     $  48.40M
 Robert W. Vishny              24       $   8.88M      21        $   6.60M      496     $  48.40M
NEW STAR
 Mark Beale                     3       $  28.33M       3        $ 416.47M      11      $   2.33B
 Brian Coffey                   2       $  29.56M       1        $  75.41M      11      $ 415.36M
 Richard Lewis                  4       $ 776.65M       0        $       0      10      $   3.00B
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg             1       $       0       0        $       0       1      $    210M
 Alison Shimada                 0       $       0       0        $       0       7      $   1.09M


----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.


                                     REGISTERED INVESTMENT                OTHER POOLED
                                           COMPANIES                   INVESTMENT VEHICLES               OTHER ACCOUNTS
                                   NUMBER            TOTAL            NUMBER          TOTAL          NUMBER           TOTAL
                                     OF              ASSETS             OF            ASSETS           OF            ASSETS
PORTFOLIO MANAGER*                ACCOUNTS          MANAGED          ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
ARTISAN
 Mark L. Yockey, CFA                 1             $ 537.06M            0               $0             0             $    0
LSV
 Josef Lakonishok                    0             $       0            0               $0            17            $ 1.7 B
 Puneet Mansharamani, CFA            0             $       0            0               $0            17            $ 1.7 B
 Menno Vermeulen, CFA                0             $       0            0               $0            17            $ 1.7 B
 Robert W. Vishny                    0             $       0            0               $0            17            $ 1.7 B
NEW STAR
 Mark Beale                          0             $       0            0               $0             0            $     0
 Brian Coffey                        0             $       0            0               $0             0            $     0
 Richard Lewis                       0             $       0            0               $0             3            $ 1.41B
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg                  0             $       0            0               $0             0            $     0
 Alison Shimada                      0             $       0            0               $0             0            $     0


----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     ARTISAN. Artisan's international growth Portfolio Manager manages various types of portfolios for multiple clients within two investment strategies-international growth and international small-cap growth. All investment accounts within a single investment strategy are managed to a single model with few exceptions resulting from client-directed restrictions or cash flow limitations of the account. Because of these considerations and the differences between the two strategies, Artisan's Portfolio Managers may from time to time purchase securities, including initial public offerings, for one client account but not for another client account for which that team is responsible. This may result in varying performances among client accounts in the same investment strategy. In addition, some of the portfolios Artisan manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan.

     Artisan's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan portion of the Fund), the allocation of IPOs and compliance with the firm's Code of Ethics.

     LSV. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar 40 objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-l of the 1940 Act and Rule 204A-l under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.

     The Portfolio Managers of LSV may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, they do have procedures in place designed to ensure that all clients are treated fairly and equitably over time.

     NEW STAR. The Portfolio Managers may face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage mounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings, subject to their individual guidelines and restrictions. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the investment Advisers Act of 1 940 (the "Advisers Act') to address potential conflicts associated with managing the Portfolios and any personal mounts the Portfolio Manager may maintain.

     The Portfolio Managers of New Star may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, the investment process does not allow individual members of the team to authorized trades and further procedures are in place which are designed to ensure that all clients are treated fairly and equitably over time.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:


     ARTISAN COMPENSATION. Artisan's Portfolio Managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. Portfolio Managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan believes this method aligns Portfolio Managers' interests more closely with the long-term interests of clients and Fund shareholders. The Portfolio Managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan's salaried employees. All of Artisan's senior professionals, including Portfolio Managers, have limited partnership interests in the firm.


     LSV COMPENSATION. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.


     NEW STAR COMPENSATION. In addition to receiving a standard salary package which is broadly aligned to market rates, all investment professionals hold a significant number of shares or share options in New Star. The success of New Star is dependent on the ability of the investment professionals to deliver performance to investors and intermediaries. No individuals are rewarded solely based on their performance or by any reference to differing fund fee structures such as performance fees or differing tiered rates. Share or option participation rather than performance fees ensures that unnecessary risks on individual portfolios are not taken and that the key driver of the business, long term fund performance, is uppermost in their minds. They will ultimately only be rewarded if the business is successful and performance is good. Shares held by employees are subject to a lock-in arrangement, and may then be sold, progressively over the period to November 2009. Group life assurance and medical insurance is available to permanent employees.


     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:


PORTFOLIO MANAGERS   BENCHMARK                      LENGTH OF TIME
-------------------- -----------------------------  -------------------------
Anthony L.T. Cragg   MSCI AC Asia Pacific Index     One calendar year period
                     MSCI Emerging Markets Index    One calendar year period
Alison Shimada       MSCI Emerging Markets Index    One calendar year period


     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS


PORTFOLIO MANAGER                FUND                                  BENEFICIAL OWNERSHIP
 ARTISAN
 Mark L. Yockey, CFA             International Equity                  $               0
 LSV
 Josef Lakonishok                International Equity                  $               0
                                 International Value                   $               0
 Puneet Mansharamani, CFA        International Equity                  $               0
                                 International Value                   $               0
 Menno Vermeulen, CFA            International Equity                  $               0
                                 International Value                   $               0
 Robert W. Vishny                International Equity                  $               0
                                 International Value                   $               0
 NEW STAR
 Mark Beale                      International Core                    $               0
                                 International Equity                  $               0
                                 Overseas                              $               0
 Brian Coffey                    International Core                    $               0
                                 International Equity                  $               0
                                 Overseas                              $               0
 Richard Lewis                   International Core                    $               0
                                 International Equity                  $               0
                                 Overseas                              $               0
 WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg              Asia Pacific                          $100,001-$500,000
                                 Emerging Markets Focus                $               0
 Alison Shimada                  Institutional Emerging Markets        $               0
                                 Emerging Markets Focus                $               0

Administrator
-------------


     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                               FUND-LEVEL                  CLASS-LEVEL
                                             ADMIN. FEE/1/                  ADMIN. FEE              TOTAL ADMIN. FEE
                                                           (% OF              (% OF                                 (% OF
                                    AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                           NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B,                     First $5B            0.05%              0.28%            First $5B            0.33%
 Class C (all Funds except              Next $5B            0.04%                                Next $5B            0.32%
 International Core Fund)              Over $10B            0.03%                               Over $10B            0.31%
 Class A, Class B,                     First $5B            0.05%              0.23%            First $5B            0.28%
 Class C - International Core           Next $5B            0.04%                                Next $5B            0.27%
 Fund only                             Over $10B            0.03%                               Over $10B            0.26%
 Administrator Class                   First $5B            0.05%              0.10%            First $5B            0.15%
                                        Next $5B            0.04%                                Next $5B            0.14%
                                       Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class                   First $5B            0.05%              0.08%            First $5B            0.13%
                                        Next $5B            0.04%                                Next $5B            0.12%
                                       Over $10B            0.03%                               Over $10B            0.11%
 Investor Class -                      First $5B            0.05%              0.25%            First $5B            0.30%
 Asia Pacific Fund                      Next $5B            0.04%                                Next $5B            0.29%
                                       Over $10B            0.03%                               Over $10B            0.28%
 Investor Class -                      First $5B            0.05%              0.40%            First $5B            0.45%
 Overseas Fund                          Next $5B            0.04%                                Next $5B            0.44%
                                       Over $10B            0.03%                               Over $10B            0.43%



/1/ Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.


     Administrative Fees Paid. For the fiscal year ends shown in the table
     -------------------------
below, the Funds listed below paid the following administrative fees:


                                     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                       9/30/06      9/30/05     9/30/04
FUND                                 FUNDS MGMT   FUNDS MGMT   FUNDS MGMT
International Equity (Fund Level)     $363,456     $266,655    $182,247
 Class A                              $149,921     $158,201    $165,574
 Class B                              $ 41,949     $ 42,347    $ 49,384
 Class C                              $  4,344     $  4,366    $7,770//

                                       YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         9/30/06      9/30/05       9/30/04
FUND                                   FUNDS MGMT   FUNDS MGMT    FUNDS MGMT
Administrator Class                     $656,834     $694,525    $   569,897
Institutional Class/2/                  $      0          N/A            N/A
International Value (Fund Level)        $      0     $    121    $         8
 Class A                                $      0     $    293    $        45
 Class B                                $      0     $    108            N/A
 Class C                                $      0     $     35            N/A
Administrator Class                     $      0     $     86            N/A
Institutional Class/1/                  $      0          N/A            N/A
Emerging Markets Focus (Fund Level)     $131,093     $109,378    $ 96,909/2/
 Class A                                $473,402     $412,968    $407,290/2/
 Class B                                $ 16,007     $  9,796    $  5,355/2/
 Class C                                $  7,998     $  7,116    $  6,278/2/
 Administrator Class                    $ 84,541     $ 98,025    $ 88,405/2/



----------
/1/ The Institutional Class incepted on August 31, 2006. Administrative feed paid reflect the period from August 31, 2006 through September 30, 2006.
/2/ The amount indicates fees paid from August 31, 2006, the commencement date of the class, through September 30, 2006.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of Funds Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor Asia Pacific and Overseas Funds at the annual rate of 0.30% of each predecessor's average daily net assets attributable to each Fund's predecessor Investor Class shares, from the predecessor Overseas Fund at the annual rate of 0.02% of the predecessor's average daily net assets attributable to its predecessor Institutional Class shares, and from the predecessor International Core Fund at the annual rate of 0.30%o of the predecessor's average daily net assets attributable to its predecessor Class A, Class B, and Class C shares. The table below shows the administration fees paid by these Funds or their predecessor portfolios for the indicated fiscal periods to the respective administrator shown below:



                                YEAR ENDED               PERIOD ENDED                        YEAR ENDED
                                  9/30/06                  9/30/05                            12/31/04
                                   FEES              FEES
                                  PAID TO          PAID TO            FEES                                 FEES
                                   FUNDS            FUNDS           PAID TO              FEES             WAIVED
FUND                               MGMT              MGMT             SIS            PAID TO SIS          BY SIS
Asia Pacific Fund (Fund          $150,467         $144,919         $ 83,413             N/A                N/A
Level)
 Investor Class                  $752,335         $162,350         $ 93,446            $329,696          $      0
International Core Fund          $      0         $    406         $    234             N/A                N/A
(Fund Level)
 Class A                         $      0         $  1,284         $    739            $      0          $  1,867
 Class B                         $      0         $  2,190         $  1,260            $      0          $  2,723
 Class C                         $      0         $    367         $    211            $      0          $    683
 Administrator Class             $      0         $      4         $      2
Overseas Fund                    $ 34,038         $ 16,644         $  9,580             N/A                N/A
(Fund Level)
 Investor Class                  $248,432         $    908         $170,470            $      0          $369,899
 Institutional Class//           $  4,775         $296,171         $    523            $     28          $      6


Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.


     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


                               DISTRIBUTION FEES

     For the fiscal year ended September 30, 2006, the Funds paid the Distributor the following fees for distribution-related services:



                                                PRINTING,      COMPENSATION       COMPENSATION
                                                MAILING &           TO                 TO               OTHER
                  TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DEALERS       (EXPLAIN)
 EMERGING MARKETS FOCUS
  Class B       $ 42,918           $0              $0             $     0            $    0           $  42,918*
  Class C       $ 21,469           $0              $0             $14,730            $6,739           $       0
 INTERNATIONAL CORE
  Class B       $ 16,993           $0              $0             $     0            $    0           $  16,993*
  Class C       $  3,705           $0              $0             $ 3,305            $  400           $       0
 INTERNATIONAL EQUITY
  Class B       $112,655           $0              $0             $     0            $    0           $ 112,655*
  Class C       $ 11,664           $0              $0             $10,453            $1,211           $       0
 INTERNATIONAL VALUE
  Class B       $  4,233           $0              $0             $     0            $    0           $   4,233*
  Class C       $    837           $0              $0             $   805            $   32           $       0



* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.


     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Asia Pacific and Emerging Markets Focus Funds, and 0.10% of the average daily net assets of the International Core, International Equity, International Value and Overseas Funds.

Accountant
----------


     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over  $85B                                       0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Emerging Markets Focus, International Equity, and International Value Funds on a continuous basis.


     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:



                                   PERIOD FROM 4/11/05 TO
     YEAR ENDED 9/30/06                    9/30/05
    PAID           RETAINED          PAID          RETAINED
 $  27,927          $1,835         $35,194         $5,198



     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:


   PERIOD FROM 10/1/04 TO
          4/10/05                       YEAR ENDED 9/30/04
    PAID           RETAINED            PAID            RETAINED
 $  40,903          $6,087         $2,015,276         $340,635

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

    1/1/05 - 4/10/05
   PAID         RETAINED
 $  487           $487

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The Funds and the International Value Portfolio use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The Dealer Reallowance for Class A shares is as follows:


                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%


----------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

..    Current and retired employees, directors/trustees and officers of: (i)
     Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and


     .    Family members, as defined in the prospectus, of any of the above.


     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.


     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2006) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2006, are not reflected:

     .    401 K Investment Services, LLC.

     .    A.G. Edwards & Sons, Inc.

     .    Ameriprise Financial Services, Inc.

     .    Bear, Stearns Securities Corp.

     .    Charles Schwab & Co., Inc.

     .    Citigroup Global Markets, Inc.

     .    CitiStreet Advisors LLC

     .    Fidelity Investments Institutional Services Company, Inc.

     .    Financial Network Investment Corp.

     .    GWFS Equities, Inc.

     .    Hewitt Financial Services, LLC

     .    ING Financial Partners, Inc.

     .    Linsco/Private Ledger Corporation

     .    Mellon Financial Markets, LLC

     .    Merrill Lynch, Pierce, Fenner & Smith Incorporated

     .    Morgan Stanley DW, Inc.

     .    MSCS Financial Services, LLC

     .    Multi-Financial Securities Corporation

     .    Pershing LLC

     .    Prudential Investment Management Services, Inc.

     .    Prudential Retirement Brokerage Services, Inc.

     .    Raymond James & Associates, Inc.

     .    RBC Dain Rauscher, Inc.

     .    UBS Financial Services Inc.

     .    Valic Financial Advisors, Inc.

     .    Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.


     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates for the two most recent fiscal years:



                               SEPTEMBER 30,         SEPTEMBER 30,
FUND                                2006                  2005
Asia Pacific                         167%                   117%/1/
Emerging Markets Focus               103%                   184%
International Core/2/              36.79%                102.49%/1/
International Equity               42.32%                 53.49%
International Value                   31%                    14%
Overseas/3/                        41.18%                107.92%/1/



/1/   For the nine-month period ended September 30, 2005.
/2/ The Funding Date for the International Core Fund was January 4, 2005. Turnover was high in the period of September 30, 2005 due to repositioning of the portfolio.
/3/ The Funding Date for the Overseas Fund was January 4, 2005. Turnover was high in the period of September 30, 2005 due to repositioning of the portfolio.

     Brokerage Commissions. For the fiscal years listed below, the Funds listed
     ---------------------
below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                               TOTAL COMMISSIONS


                                         YEAR ENDED                          YEAR ENDED                  YEAR ENDED
FUND                                       9/30/06                             9/30/05                    9/30/04
 Emerging Markets Focus          $1,396,330                          $2,381,782                         $2,371,552
 International Equity            $  510,737 (Artisan)                $  468,125 (Artisan)               $  484,056
                                 $  339,396 (New Star)               $  346,423 (New Star)
                                 $   59,060 (LSV)                    $   50,462 (LSV)



* The International Value Fund did not pay any brokerage commissions for the past three fiscal years. Because the Fund invests substantially all of its assets in a master portfolio, it does not incur brokerage commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio's purchase of individual portfolio securities.

     Former Strong Funds. For the fiscal periods listed below, the Funds or the
     --------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                               TOTAL COMMISSIONS


                                               NINE-MONTH
                            YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
FUND                          9/30/06            9/30/05           12/31/04           12/31/03
 Asia Pacific*              $3,452,311         $1,425,181         $1,330,349        $1,373,166
 International Core         $    7,799         $    7,435         $    3,367        $    5,321
 Overseas                   $  101,509         $  322,918         $  261,979        $  260,163



* The significant increase in total commissions paid was due to the growth of the Fund. The Fund increased from approximately $182 million in September 2005 to approximately $370 million in September 2006.

     Directed Brokerage Commissions. For the fiscal year ended September 30,
     ------------------------------
2006, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.



SUB-ADVISER                   COMMISSIONS PAID   TRANSACTIONS VALUE
  Artisan                         $ 11,642          $ 5,647,720
  Wells Capital Management        $131,964          $79,405,372


     None of the other Sub-Advisers participate in such directed brokerage practices.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:


FUND                         BROKER-DEALER                       AMOUNT
 Asia Pacific                N/A                             N/A
 Emerging Markets Focus      Bank of America                  $  318,000
                             Goldman Sachs & Co               $  448,000
                             Merrill Lynch & Co               $  639,000
                             Morgan Stanley                   $1,120,000
                             HSBC Securities                  $  178,000
                             Bear Stearns                     $  458,000
                             Citigroup                        $2,949,000
                             First Boston Corporation         $3,813,000
 International Core          HSBC Securities                  $  128,000
                             UBS Securities                   $   59,000
 International Equity        HSBC Holdings Plc                $9,696,000
                             Credit Suisse First Boston       $4,322,000

                             Barclays Capital Inc      $10,237,000
                             UBS Securities             $15,506,000
 International Value           N/A                        N/A
 Emerging Markets              N/A                        N/A
 Overseas                    HSBC Securities            $ 1,580,000
                             UBS Securities             $   760,000


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding federal tax consequences of an investment in a Fund, the application of any state, local or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts and net income derived from an interest in a qualified publicly traded partnership), as defined in the Code. Future Treasury Regulations may

(possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:


                                           CAPITAL LOSS CARRY
FUND                        YEAR EXPIRES        FORWARDS
  Emerging Markets Focus       2007           $22,895,349
                               2008           $ 1,693,484
                               2009           $41,422,225
                               2010           $14,971,904

                                         CAPITAL LOSS CARRY
FUND                      YEAR EXPIRES        FORWARDS
  International Equity       2009           $ 8,831,688
                             2010           $17,676,171
                             2011           $11,214,783
                             2012           $17,574,879
  Overseas                   2007           $    84,411
                             2009           $ 5,743,126
                             2010           $ 1,942,513




     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as an RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.


     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protected bonds can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold, which might be disadvantageous for the Fund..


     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" and at least one of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, then such straddles could be characterized as "mixed straddles". A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS Revenue Ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income (described below) from a Fund, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.


     Even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

     If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

     In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" (defined below) is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days before the 181-day period beginning 90 days before such date). If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Funds may be required to withhold, and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number"
(TIN), generally the shareholder's social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts. For information on the suitability of an investment in the Funds for tax-exempt investors and tax-deferred plans, see below.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions from dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Interest-related distributions are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain distributions" are distributions attributable to a Fund's net short-term capital gain and designated as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Under recently enacted legislation, any distribution by a Fund to a foreign shareholder that is attributable to gain from the Fund's sale or exchange of a U.S. real property interest (which is defined in the Code to include, among other things, the stock of certain U.S. corporations that are substantially invested, directly or indirectly, in U.S. real property) may be subject to U.S. tax if more than half of a Fund's assets are invested directly or indirectly in U.S. real property interests, taking into account the Fund's investments in certain RICs and most REITs. Any such distributions that are taxable may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. persons and/ or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). The preceding distribution rules generally will not apply to tax years beginning on or after January 1, 2008, except in limited circumstances in which a Fund has invested in a REIT. In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a "wash sale transaction"), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described in this paragraph. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions.

     Even if permitted to do so, a Fund provides no assurance that it will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.


     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for the ratification
    -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds/SM/ for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.


     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.


     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.


     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                 CAPITAL STOCK

     The Funds are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of January 3, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 25% or more of the voting securities of the Fund as a whole.

                             Ownership as of January 3, 2007



FUND                                 NAME AND ADDRESS                                      PERCENTAGE
-------------------------------      ---------------------------------------------      ---------------
Asia Pacific                         CHARLES SCHWAB & CO INC                                  28.5%(a)
                                     SPECIAL CUSTODY ACCOUNT
                                     FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA 94104-4151
Asia Pacific - Investor Class        CHARLES SCHWAB & CO INC                                 28.21%
                                     SPECIAL CUSTODY ACCOUNT
                                     FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA 94104-4151
                                     WELLS FARGO FUNDS MANAGEMENT LLC                         6.62%
                                     EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                     WELLS FARGO ADVISOR PROGRAM
                                     100 HERITAGE RESERVE
                                     MENOMONEE FALLS WI 53051-4400
Emerging Markets Focus               CHARLES SCHWAB & CO INC                                 27.13%
- Class A                            SPECIAL CUSTODY ACCOUNT
                                     EXCLUSIVELY FBO THE CUSTOMERS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA 94104-4151
Emerging Markets Focus               AMERICAN ENTERPRISE INVESTMENT SERVICES FBO             13.15%
- Class B                            PO BOX 9446
                                     MINNEAPOLIS MN 55440-9446
Emerging Markets Focus               AMERICAN ENTERPRISE INVESTMENT SERVICES FBO              6.37%
- Class C                            PO BOX 9446
                                     MINNEAPOLIS MN 55440-9446
                                     BEAR STEARNS SECURITIES CORP. FBO                        5.18%
                                     1 METROTECH CENTER NORTH
                                     BROOKLYN NY 11201-3870
Emerging Markets Focus               CHARLES SCHWAB & CO INC                                 13.16%
- Administrator Class                SPECIAL CUSTODY ACCOUNT
                                     EXCLUSIVELY FBO THE CUSTOMERS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA 94104-4151
                                     WELLS FARGO BANK NA FBO                                  8.30%
                                     OMNIBUS ACCOUNT CASH/CASH
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     WELLS FARGO BANK NA FBO                                  7.57%
                                     OMNIBUS ACCOUNT REINVEST/REINVEST
                                     PO BOX 1533
                                     MINNEAPOLIS MN 55480-1533
                                     STRAFE & CO                                              5.82%
                                     FAO USMF NP-PCIAA EMERGING MKT
                                     PO BOX 160
                                     WESTERVILLE OH 43086-0160
International Core - Class A         AMERICAN ENTERPRISE INVESTMENT SERVICES FBO             19.14%
                                     PO BOX 9446
                                     MINNEAPOLIS MN 55440-9446

FUND                                  NAME AND ADDRESS                                    PERCENTAGE
--------------------------------      ---------------------------------------------      -----------
                                      CHARLES SCHWAB & CO INC                                5.63%
                                      SPECIAL CUSTODY ACCOUNT
                                      FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                      ATTN: MUTUAL FUNDS
                                      101 MONTGOMERY ST
                                      SAN FRANCISCO CA 94104-4151
                                      WELLS FARGO INVESTMENTS LLC                            5.28%
                                      625 MARQUETTE AVE S 13TH FLOOR
                                      MINNEAPOLIS MN 55402-2308
International Core - Class B          AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           50.05%
                                      PO BOX 9446
                                      MINNEAPOLIS MN 55440-9446
International Core - Class C          AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           19.07%
                                      PO BOX 9446
                                      MINNEAPOLIS MN 55440-9446
                                      WELLS FARGO INVESTMENTS LLC                            9.27%
                                      608 SECOND AVENUE SOUTH 8TH FLOOR
                                      MINNEAPOLIS MN 55402-1927
                                      FIRST CLEARING LLC                                     6.53%
                                      THEODORE H SCABAROZI R/O IRA
                                      FCC AS CUSTODIAN
                                      9 LAVENHAM CT
                                      MANTUA NJ 08051-1705
International Core                    WELLS FARGO BANK NA FBO                               94.79%
- Administrator Class                 OMNIBUS CASH/CASH
                                      PO BOX 1533
                                      MINNEAPOLIS MN 55480-1533
International Equity                  WELLS FARGO BANK NA, FBO                               50.9%
                                      WELLS FARGO INT EQUITY FD CL I
                                      ATTN: MUTUAL FUND OPS
                                      PO BOX 1533
                                      MINNEAPOLIS MN 55480-1533
International Equity - Class A        CHARLES SCHWAB & CO INC                               13.66%
                                      SPECIAL CUSTODY ACCOUNT
                                      FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                      101 MONTGOMERY ST
                                      SAN FRANCISCO CA 94104-4151
International Equity - Class B        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           12.54%
                                      PO BOX 9446
                                      MINNEAPOLIS MN 55440-9446
International Equity - Class C        AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           16.67%
                                      PO BOX 9446
                                      MINNEAPOLIS MN 55440-9446
International Equity                  WELLS FARGO BANK NA, FBO                              56.02%
- Administrator Class                 WELLS FARGO INT EQUITY FD CL I
                                      ATTN: MUTUAL FUND OPS
                                      PO BOX 1533
                                      MINNEAPOLIS MN 55480-1533
                                      WELLS FARGO BANK NA, FBO                              26.93%
                                      WELLS FARGO INT EQUITY FD CL I
                                      ATTN: MUTUAL FUND OPS
                                      PO BOX 1533
                                      MINNEAPOLIS MN 55480-1533

FUND                                  NAME AND ADDRESS                                    PERCENTAGE
--------------------------------      ---------------------------------------------      -----------
                                      WELLS FARGO FUNDS MANAGEMENT LLC                        8.60%
                                      EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                      WELLS FARGO ADVISOR PROGRAM
                                      100 HERITAGE RESERVE
                                      MENOMONEE FALLS WI 53051-4400
International Equity                  WELLS FARGO FUNDS SEEDING ACCOUNT                     100.00%
- Institutional Class                 MAC #A0103-091
                                      525 MARKET ST
                                      SAN FRANCISCO CA 94105
International Value - Class A         CHARLES SCHWAB & CO INC                                40.09%
                                      SPECIAL CUSTODY ACCOUNT
                                      EXCLUSIVELY FBO THE CUSTOMERS
                                      101 MONTGOMERY ST.
                                      SAN FRANCISCO, CA 94104-4122
                                      AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            11.71%
                                      PO BOX 9446
                                      MINNEAPOLIS MN 55440-9446
International Value - Class B         AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            37.90%
                                      PO BOX 9446
                                      MINNEAPOLIS MN 55440-9446
                                      WELLS FARGO INVESTMENTS LLC                             5.72%
                                      608 SECOND AVENUE SOUTH 8TH FL
                                      MINNEAPOLIS MN 55402-1927
International Value - Class C         PERSHING LLC                                           19.49%
                                      PO BOX 2052
                                      JERSEY CITY NJ 07303-2052
                                      AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            17.98%
                                      PO BOX 9446
                                      MINNEAPOLIS MN 55440-9446
                                      THERESA D GAVIN                                        10.68%
                                      109 ALTON GAVIN RD
                                      LAUREL MS 39443-0747
                                      STATE STREET BANK & TRUST CO                            9.79%
                                      CUST FOR THE ROLLOVER IRA OF LIZZIE T TURNER
                                      2514 SKYLINE DR
                                      JACKSON MS 39213-5419
                                      PERSHING LLC                                            5.41%
                                      PO BOX 2052
                                      JERSEY CITY NJ 07303-2052
International Value                   N/A                                                    N/A
- Administrator Class
International Value                   WELLS FARGO FUNDS SEEDING ACCOUNT                     100.00%
- Institutional Class                 MAC #A0103-091
                                      525 MARKET ST
                                      SAN FRANCISCO CA 94105
Overseas - Institutional Class        WELLS FARGO BANK NA FBO                                46.68%
                                      LIFE STAGES AGGRESSIVE PORTFOLIO
                                      PO BOX 1533 MINNEAPOLIS MN 55480-1533

FUND                             NAME AND ADDRESS                             PERCENTAGE
---------------------------      --------------------------------------      -----------
                                 WELLS FARGO BANK NA FBO                         41.77%
                                 LIFE STAGES MODERATE PORTFOLIO
                                 PO BOX 1533 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO                         10.64%
                                 LIFE STAGES CONSERVATIVE PORTFOLIO
                                 PO BOX 1533 MINNEAPOLIS MN 55480-1533
Overseas - Investor Class        CHARLES SCHWAB & CO INC                          7.67%
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151



     ------
(a) Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of The Charles Schwab Corporation.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253


                                     PART C
                               OTHER INFORMATION


Item 23. Exhibits.
         --------



      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ----------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.


 (b)                -   Not Applicable.


 (c)                -   Not Applicable.


 (d)          (1)   -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, filed herewith.


              (2)   -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.


              (3)   -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.


              (4)   -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, filed herewith; Appendix A, incorporated by reference to Post-Effective
                        Amendment No. 93, filed June 26, 2006.


              (5)   -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.


              (6)   -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.


              (7)   -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, filed herewith.


              (8)   -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.


              (9)   -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, filed herewith.


             (10)   -   Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                        Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                        88, filed December 1, 2005.



                     Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A,
        (11)     -   incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


        (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.


        (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                     88, filed December 1, 2005.


        (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.


        (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.


        (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.


(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, filed herewith.


(f)              -   Not Applicable.


(g)      (1)     -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, filed herewith.


         (2)     -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                     Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A filed herewith.


         (3)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                     100, filed October 2, 2006. Schedule 1, filed herewith.


(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A filed herewith.


         (2)     -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Appendix A, incorporated by reference to Post-Effective
                     Amendment No. 92, filed May 1, 2006.


         (3)     -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Schedule A, filed herewith.


         (4)     -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                     16, filed October 30, 2000; Appendix A, filed herewith.


         (5)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, filed herewith.


(i)      (1)     -   Legal Opinion, filed herewith.


         (2)     -   Not Applicable.


(j)      (A)         Consent of Independent Auditors, filed herewith.
(j)      (1)     -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                     Amendment No. 72, filed June 30, 2004.



                    Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
        (2)     -   Amendment No. 72, filed June 30, 2004.


         (3)    -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


         (4)    -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


         (5)    -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


         (6)    -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


         (7)    -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.


         (8)    -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.


         (9)    -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                    Amendment No. 92, filed May 1, 2006.


(k)             -   Not Applicable.


(l)             -   Not Applicable.


(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Appendix A, filed herewith.


(n)             -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed
                    April 11, 2005; Appendix A and B, filed herewith.


(o)             -   Not Applicable.


(p)      (1)    -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.


         (2)    -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                    Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 93, filed
                    June 26, 2006.


         (3)    -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
                    2006.


         (4)    -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 87, filed November 1, 2005.


         (5)    -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 93, filed June 26, 2006.


         (6)    -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.


         (7)    -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 93, filed June 26, 2006.


         (8)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
                    Post-Effective Amendment No. 93, filed June 26, 2006.


         (9)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 87, filed November 1, 2005.


        (10)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


        (11)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
                    Amendment No. 87, filed November 1, 2005.



             Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
(12)     -   Effective Amendment No. 93, filed June 26, 2006.


(13)     -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
             Post-Effective Amendment No. 93, filed June 26, 2006.


(14)     -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 87, filed November 1, 2005.


(15)     -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 93, filed June 26, 2006.



Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------


     Registrant believes that no person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------


     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------


     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.


     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.


     (b) Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------


     (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.


     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.



(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


A. Erdem Cimen                       Director                            Treasurer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051


Dorothy A. Peters                    Chief Compliance Officer            Chief Compliance Officer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Steven R. Schneider                  Compliance Officer and              None
Wells Fargo Funds Distributor, LLC   Anti-Money Laundering Officer
100 Heritage Reserve
Menomonee Falls, WI 53051


Randy Henze                          Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Lincoln Yersin                       Director                            None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.


Item 28. Location of Accounts and Records.
         --------------------------------


     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.


     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.


     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.


     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.


     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.


     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.


     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.


     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.


     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.


     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.


     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.


     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.


     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.


     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.


Item 29. Management Services.
         -------------------


     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of February, 2007.


                                WELLS FARGO FUNDS TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 107 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ -------
                  *                 Trustee
---------------------------------
Thomas S. Goho


                  *                 Trustee
---------------------------------
Peter G. Gordon


                  *                 Trustee
---------------------------------
Richard M. Leach


                  *                 Trustee
---------------------------------
J. Tucker Morse


                  *                 Trustee
---------------------------------
Olivia S. Mitchell


                  *                 Trustee
---------------------------------
Timothy J. Penny


                  *                 Trustee
---------------------------------
Donald C. Willeke


                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch


                  *                 Treasurer                      2/1/07
---------------------------------   (Principal Financial Officer)
A. Erdem Cimen


* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        February 1, 2007

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of February, 2007.



                                WELLS FARGO MASTER TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253


                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------------- --------------------------------------------------------------------------
EX-99.(d)(1)   Investment Advisory Agreement; Schedule A
EX-99.(2)      Fee and Expense Agreement; Schedule A
EX-99.(d)(7)   Sub-Advisory Agreement with Wells Capital Management; Appendix A &
               Schedule A
EX-99.(d)(9)   Sub-Advisory Agreement with Global Index Advisors, Inc.; Appendix A and B
EX-99.(e)      Distribution Agreement; Schedule 1
EX-99.(g)(1)   Custody Agreement; Appendix A
EX-99.(g)(2)   Delegation Agreement; Exhibit A
EX-99.(3)      Securities Lending Agency Agreement; Schedule 1
EX-99.(h)(1)   Administration Agreement with Wells Fargo Bank, N.A.; Appendix A
EX-99.(h)(3)   Transfer Agency Agreement; Schedule A
EX-99.(h)(4)   Shareholder Servicing Plan; Appendix A
EX-99.(h)(5)   Administrative and Shareholder Servicing Agreement (Form of Agreement)
EX-99.(i)(1)   Legal Opinion
EX-99.(j)(A)   Consent of Independent Auditors
EX-99.(m)      Distribution Plan (Rule 12b-1);Appendix A
EX-99.(n)      Multi-class Plan (Rule 18f-3); Appendix A and B